UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-09903

BNY Mellon Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	02/28/18

FORM N-CSR

Item 1.       Reports to Stockholders.

The BNY Mellon Funds

BNY Mellon Large Cap Stock Fund

BNY Mellon Large Cap Market Opportunities Fund

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund

BNY Mellon Income Stock Fund

BNY Mellon Mid Cap Multi-Strategy Fund

BNY Mellon Small Cap Multi-Strategy Fund

BNY Mellon Focused Equity Opportunities Fund

BNY Mellon Small/Mid Cap Multi-Strategy Fund

BNY Mellon International Fund

BNY Mellon Emerging Markets Fund

BNY Mellon International Appreciation Fund

BNY Mellon International Equity Income Fund

BNY Mellon Asset Allocation Fund

SEMIANNUAL REPORT February 28, 2018

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Funds Trust, covering the six-month period from September 1, 2017 through February 28, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs while bonds generally lost a degree of value over the reporting period. Riskier sectors of the financial markets responded positively to growing corporate earnings, improving global economic conditions and the enactment of tax reform legislation. While the rally was relatively broad-based, growth stocks produced substantially higher returns than value-oriented stocks. International stocks also performed well amid more positive economic data from Europe, Japan, and the emerging markets. In the bond market, U.S. government securities and municipal bonds declined when short-term interest rates and inflation expectations increased, while lower-rated corporate-backed securities fared somewhat better in anticipation of improved business conditions.

The markets’ performance was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market and strong consumer and business confidence. We currently expect these favorable conditions to persist, but we remain watchful for economic and political developments that could negatively affect the markets. Indeed, in February 2018, we witnessed a return of heightened volatility to the financial markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
March 15, 2018

3

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2017 through February 28, 2018, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, Peter D. Goslin, CFA, and Syed A. Zamil, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon Large Cap Stock Fund’s Class M shares produced a total return of 11.78%, and Investor shares produced a total return of 11.46%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 10.83% for the same period.2

Large-cap stocks continued to gain ground over the reporting period amid rising corporate earnings, improved economic conditions, and the passage of business-friendly tax-reform legislation. The fund produced higher returns than the Index, mainly due to the success of our security selection strategy in the industrials and financials sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in stocks of large-capitalization companies with market capitalizations of $5 billion or more at the time of purchase.

We apply a systematic, quantitative investment approach designed to identify and exploit relative misvaluations primarily within large-cap U.S. stocks. We use a proprietary valuation model that identifies and ranks stocks to construct the fund’s portfolio. We construct the fund’s portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure. Within each sector and style subset, the fund overweights the most attractive stocks and underweights or zero weights the stocks that have been ranked least attractive. The fund typically will hold between 100 and 175 securities.

Rising Corporate Earnings Drove Markets Higher

Continuing a trend established earlier in 2017, stocks across all capitalization ranges remained energized during the reporting period by better-than-expected corporate earnings growth, strengthening U.S. labor markets, and encouraging global economic developments. In addition, investors responded positively to the enactment of tax-reform legislation in December 2017. Consequently, the Index reached a series of new highs through January 2018. While inflation fears sparked heightened market volatility in February, the resulting declines were not enough to fully offset earlier gains.

The market’s advance also was supported by well-telegraphed shifts in monetary policy. Although rising interest rates historically have tended to undermine investor sentiment toward stocks, the Federal Reserve Board’s gradual approach to adopting a less accommodative monetary policy generally was received calmly by investors, who focused more on improving business conditions and corporate earnings growth. In this environment, large-cap stocks outperformed their mid- and small-cap counterparts, and growth stocks typically produced higher returns than value-oriented stocks. Among large-cap stocks, the financials, information technology, and consumer discretionary sectors—which constitute three of the Index’s four largest industry groups—fared especially well.

Security Selections Bolstered Fund Performance

The fund participated more than fully in the Index’s gains over the reporting period, supported by our quantitative security selection process across several major market segments. The industrials sector generally benefited from stronger global economic growth, helping to boost business prospects for aircraft manufacturers such as Boeing, which saw robust order volumes for new products. Conversely, the fund benefited from underweighted exposure to industrial conglomerate General Electric, which lost considerable value over the reporting period as it sought to formulate and implement a turnaround strategy. The financials sector represented the Index’s top-performing segment for the reporting period. Major financial institutions such as Bank of America and JPMorgan Chase & Co. fared especially well due to corporate tax cuts, reduced regulatory burdens, and the positive impact of rising interest rates on lending margins.

Disappointments during the reporting period included some holdings in the health care sector, where biotechnology developer Celgene was hurt by unsatisfactory results from clinical trials of a new drug for Crohn’s Disease. Pharmaceutical giant Merck & Co. withdrew an application for regulatory approval of a drug in Europe, sparking questions about the strength of the company’s new-product pipeline. Results from the telecommunication services sector, which represented one of the Index’s weaker market segments, were undermined when dividend-paying companies fell out of favor among investors who preferred more growth-oriented investments.

A Disciplined Approach to Stock Picking

Our quantitative models have continued to identify what we believe to be attractive investment opportunities across a broad range of large-cap companies and industry groups. Indeed, we believe that current volatility in the stock market may present opportunities to purchase the stocks of fundamentally strong companies at more attractive prices. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that our model suggests have the potential to offer more attractive valuations and better investment prospects. In addition, we have continued to maintain a broadly diversified portfolio.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

4

For the period from September 1, 2017 through February 28, 2018, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon Large Cap Market Opportunities Fund’s Class M shares produced a total return of 12.12%, and Investor shares produced a total return of 11.87%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 10.83% for the same period.2

Large-cap stocks continued to gain ground over the reporting period amid rising corporate earnings, improved economic conditions, and the passage of business-friendly tax reform legislation. The fund produced higher returns than the Index, mainly due to positive contributions from all five of the fund’s active underlying strategies.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, including some or all of the following: the Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy, and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate.

Rising Corporate Earnings Drove Markets Higher

Continuing a trend established earlier in 2017, stocks across all capitalization ranges remained energized during the reporting period by better-than-expected corporate earnings growth, strengthening U.S. labor markets, and encouraging global economic developments. In addition, investors responded positively to the enactment of tax-reform legislation in December 2017. Consequently, the Index reached a series of new highs through January 2018. While inflation fears sparked heightened market volatility in February, the resulting declines were not enough to fully offset earlier gains.

The market’s advance also was supported by well-telegraphed shifts in monetary policy as the Federal Reserve Board’s gradual approach to adopting a less accommodative monetary policy generally was received calmly by investors. In this environment, large-cap stocks outperformed their mid- and small-cap counterparts, and growth stocks typically produced higher returns than value-oriented stocks.

Underlying Strategies Bolstered Fund Performance

The fund participated more than fully in the Index’s gains over the reporting period, supported by all five of its active underlying strategies. Results were especially favorable from the Focused Equity Strategy, where strong security selections in the industrials, information technology, and consumer staples sectors more than made up for relative weakness in the financials and health care sectors. The strategy’s lack of exposure to utilities and telecommunication services stocks also boosted its relative performance. The Dynamic Value Strategy benefited from relatively heavy exposure to the financials sector and underweighted positions in the lagging utilities and real estate sectors, as well as strong stock selections in the industrials and energy sectors. Relatively weak results from the materials, information technology, and consumer discretionary sectors were not enough to fully offset strength in other areas.

The U.S. Large Cap Equity Strategy achieved strong relative results through an overweighted allocation to the information technology sector and underweighted representation in the utilities, real estate, and consumer staples sectors. Favorable security selections in the consumer staples, energy, and information technology sectors more than compensated for shortfalls in the consumer discretionary, health care, and materials sectors. The Income Stock Strategy also fared well through an emphasis on information technology and financial stocks and light holdings of utilities stocks. The U.S. Large Cap Growth Strategy achieved good results through its advantageous security selections in the information technology sector, which were balanced by shortfalls in the consumer discretionary, health care, and industrials sectors.

A More Growth-Oriented Investment Posture

We remain optimistic regarding the prospects for large-cap stocks in a growing U.S. economy characterized by greater fiscal stimulus and rising corporate earnings. In February 2018, we adjusted the fund’s portfolio to place greater emphasis on growth stocks. We increased the fund’s allocation to the Focused Equity Strategy and decreased its participation in the Dynamic Value Strategy. In our judgment, these changes position the fund well for the prevailing market environment.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures, options on futures, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2017 through February 28, 2018, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s Class M shares produced a total return of 11.86%, and Investor shares produced a total return of 11.74%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 10.83% for the same period.2

Large-cap stocks continued to gain ground over the reporting period amid rising corporate earnings and improved economic conditions. The fund outperformed the Index due to positive contributions from all six of the fund’s active underlying strategies.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of large-cap companies, currently defined to be those companies with total market capitalizations of $5 billion or more at the time of purchase. The fund normally allocates its assets among multiple investment strategies, each employed by the fund’s investment adviser or its affiliates that invest primarily in equity securities issued by large-cap companies. The fund is designed to provide exposure to various large-cap equity portfolio managers and investment strategies and styles, and uses tax-sensitive strategies to reduce the impact of federal and state income taxes on its after-tax returns. The fund allocates its assets among some or all of the following: the Large Cap Core Strategy, Large Cap Tax-Sensitive Strategy, Focused Equity Strategy, U.S. Large Cap Equity Strategy, Dynamic Large Cap Value Strategy, Large Cap Growth Strategy, U.S. Large Cap Growth Strategy, Income Stock Strategy, Appreciation Strategy, and Large Cap Dividend Strategy, all as more particularly described in the fund’s prospectus. The fund invests directly in securities or in other mutual funds advised by the fund’s investment adviser or its affiliates.

The investment adviser has the discretion to change the investment strategies, including whether to implement a strategy by investing directly in securities or through an underlying fund, and the target allocations and ranges when the investment adviser deems it appropriate.

Rising Corporate Earnings Drove Markets Higher

Continuing a trend established earlier in 2017, stocks across all capitalization ranges remained energized during the reporting period by better-than-expected corporate earnings growth, strengthening U.S. labor markets, and encouraging global economic developments. In addition, investors responded positively to the enactment of tax-reform legislation in December 2017. Consequently, the Index reached a series of new highs through January 2018. While inflation fears sparked heightened market volatility in February, the resulting declines were not enough to fully offset earlier gains.

The market’s advance also was supported by well-telegraphed shifts in monetary policy as the Federal Reserve Board’s gradual approach to adopting a less accommodative monetary policy generally was received calmly by investors. In this environment, large-cap stocks outperformed their smaller counterparts, and growth stocks produced higher returns than value-oriented stocks.

Underlying Strategies Bolstered Fund Performance

The fund’s relative performance was supported by all six of its active strategies. Results were especially favorable from the Large-Cap Tax-Sensitive Strategy, which achieved strong results from trading activity designed to opportunistically realize capital gains and losses in the fund’s portfolio. The Focused Equity Strategy made strong security selections in the industrials, information technology, and consumer staples sectors, more than offsetting weakness in the financials and health care sectors. Lack of exposure to utilities and telecommunication services stocks also boosted its relative performance. The Dynamic Value Strategy benefited from relatively heavy exposure to the financials sector and underweighted positions in the lagging utilities and real estate sectors, as well as strong stock selections in the industrials and energy sectors. Relatively weak results from the materials, information technology, and consumer discretionary sectors were not enough to fully offset strength in other areas.

The U.S. Large Cap Equity Strategy achieved strong relative results through an overweighted allocation to the information technology sector and underweighted representation in the utilities, real estate, and consumer staples sectors. Favorable security selections in the consumer staples, energy, and information technology sectors more than compensated for shortfalls in the consumer discretionary, health care, and materials sectors. The Income Stock Strategy also fared well through an emphasis on information technology and financial stocks and light holdings of utilities. The U.S. Large Cap Growth Strategy achieved good results through its advantageous security selections in the information technology sector, which were balanced by shortfalls in the consumer discretionary, health care, and industrials sectors.

A More Growth-Oriented Investment Posture

We remain optimistic regarding the prospects for large-cap stocks in a growing economy characterized by greater fiscal stimulus and rising corporate earnings. In February 2018, we adjusted the fund’s portfolio to place greater emphasis on growth stocks. We increased the fund’s allocation to the Focused Equity Strategy and decreased its participation in the Dynamic Value Strategy. In our judgment, these changes position the fund well for the prevailing market environment.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund may use derivative instruments, such as options, futures, options on futures, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

6

For the period of September 1, 2017 through February 28, 2018, as provided by John C. Bailer, Brian C. Ferguson, and David S. Intoppa, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon Income Stock Fund’s Class M shares produced a total return of 9.21%, Investor shares produced a total return of 8.98%, Class A shares produced a total return of 8.95%, Class C shares produced a total return of 8.68%, Class I shares produced a total return of 9.09%, and Class Y shares produced a total return of 9.10%.1 In comparison, the fund’s benchmark, the Dow Jones U.S. Select Dividend™ Index (the “Index”), produced a total return of 6.47% for the same period.2

Stocks rose over the reporting period in response to better-than-expected corporate earnings and improving economic prospects. The fund’s sector allocation and security selection strategies in the utilities, financials, and information technology sectors enabled it to outperform the Index.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its assets in stocks. The fund seeks to focus on dividend-paying stocks and other investment techniques that produce income. We choose stocks through a disciplined investment process that combines quantitative modeling techniques, fundamental analysis, and risk management. The fund emphasizes those stocks with value characteristics, although it may also purchase growth stocks. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics generally similar to those of the Index.

Rising Corporate Earnings Drove Markets Higher

Continuing a trend established earlier in 2017, stocks across all capitalization ranges remained energized during the reporting period by better-than-expected corporate earnings growth, strengthening U.S. labor markets, and encouraging global economic developments. In addition, investors responded positively to the enactment of tax-reform legislation in December 2017. Consequently, the Index reached a series of new highs through January 2018. While inflation fears sparked heightened market volatility in February, the market soon regained its footing and the resulting moderate declines during the month were not enough to fully offset earlier gains.

The market’s advance also was supported by well-telegraphed shifts in monetary policy. The Federal Reserve Board’s gradual approach to adopting a less accommodative monetary policy generally was received calmly by investors, who focused more on improving business conditions and corporate earnings growth.

In this environment, large-cap stocks produced higher returns than their small- and mid-cap counterparts, and growth stocks substantially outperformed higher yielding and value-oriented stocks.

Allocation Strategy Bolstered Fund Performance

Much of the fund’s strong performance compared to the Index was driven by a significantly overweighted allocation of assets to dividend-paying stocks in the financials and information technology sectors, and a relatively small position among utilities stocks. Favorable individual security selections further enhanced its relative performance. Among utilities, the fund emphasized independent power producers and renewable energy providers, such as FirstEnergy, NextEra Energy Partners, and NRG Yield. In the financials sector, we focused on banks we believe are poised to benefit from positive economic and regulatory trends, such as JPMorgan Chase, Bank of America, and SunTrust Banks. In the information technology sector, we invested in companies with strong earnings and growth rates, such as networking giant Cisco Systems and semiconductor maker Texas Instruments.

On a more negative note, a few allocations and security selections undermined the fund’s relative results. In the consumer discretionary sector, the fund held little exposure to the outperforming areas of multiline retail and specialty retail, and it maintained overweighted exposure to the weaker media industry group. Overweighted sector exposure to the energy sector contributed positively to its performance, but stock selections within the market segment trailed sector averages. Notable laggards included Occidental Petroleum, Phillips 66, Exxon Mobil, and Valero Energy. In the real estate sector, real estate investment trust (REIT) Uniti Group and billboard advertising company Outfront Media produced disappointing returns during the reporting period.

Focused on Our Disciplined Investment Approach

While growth-oriented stocks recently have outperformed their value-oriented counterparts, we believe that, over time, historical norms are likely to reassert themselves, and value stocks with strong underlying business fundamentals will return to favor. Indeed, in our judgment, the current environment of strong corporate earnings and improving domestic and global economic growth provides a supportive backdrop for the fund’s investment approach. As of the end of the reporting period, the fund held overweighted exposure to the financials, information technology, health care, real estate, telecommunication services, and energy sectors. In contrast we have identified relatively few opportunities in the utilities, consumer discretionary, industrials, basic material, and consumer staples sectors.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through June 1, 2018, for Class A, Class C, Class I, and Class Y, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns for those share classes would have been lower.

2 Source: Lipper Inc. – The Dow Jones U.S. Select Dividend™ Index is defined as all dividend-paying companies in the Dow Jones U.S. Index, excluding REITs, that have a non-negative historical five-year dividend-per-share growth rate, a five-year average dividend coverage ratio of greater than or equal to 167%, paid dividends in each of the previous five years, non-negative trailing 12-month earnings-per-share (EPS), a float-adjusted market capitalization of at least US $1 billion, and a three-month average daily trading volume of 200,000 shares. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

7

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2017 through February 28, 2018, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 10.40%, and Investor shares produced a total return of 10.28%.1 In comparison, the fund’s benchmark, the Russell Midcap® Index (the “Index”), produced a total return of 8.44% for the reporting period.2 The Russell Midcap® Value Index and Russell Midcap® Growth Index, the fund’s secondary benchmarks, produced total returns of 5.41% and 12.40%, respectively, for the same period.3,4

Mid-cap stocks continued to gain ground over the reporting period in an environment of rising corporate earnings and improved economic conditions. The fund outperformed the benchmark Index due to an emphasis on growth strategies and positive contributions from all five of the fund’s active underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of mid-cap companies. The fund considers mid-cap companies to be those companies with market capitalizations that are within the market-capitalization range of companies comprising the Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser and unaffiliated sub-investment advisers that invest primarily in equity securities issued by mid-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Mid Cap Tax-Sensitive Core Strategy, Opportunistic Mid Cap Value Strategy, Mid Cap Growth Strategy, Boston Partners Mid Cap Value Strategy, and Geneva Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Rising Corporate Earnings Drove Markets Higher

Continuing a trend established earlier in 2017, stocks across all capitalization ranges were energized during the reporting period by better-than-expected corporate earnings growth, strengthening U.S. labor markets, and encouraging global economic developments. In addition, investors responded positively to the enactment of tax-reform legislation in December 2017. Consequently, the Index reached a series of new highs through January 2018. While inflation fears sparked heightened market volatility in February, the Index recouped most of its losses by the month’s end as inflation concerns eased.

The market’s advance also was supported by well-telegraphed shifts in monetary policy. Although rising interest rates historically have tended to undermine investor sentiment toward stocks, the Federal Reserve Board’s gradual approach to adopting a less accommodative monetary policy generally was received calmly by investors.

In this environment, mid-cap stocks trailed their large-cap counterparts but outperformed small-cap stocks. Moreover, growth stocks produced substantially higher returns than value-oriented stocks, on average.

Underlying Strategies Bolstered Fund Performance

The fund’s relative performance was supported in part by its allocation strategy, which favored growth-oriented underlying strategies over more value-oriented approaches. In addition, the fund achieved strong relative results from all five of its active underlying strategies.

The Mid Cap Tax-Sensitive Core Strategy achieved strong results from trading activity designed to opportunistically realize capital gains and losses in the fund’s portfolio. The Mid Cap Growth Strategy benefited from favorable security selections in the information technology and energy sectors, as well as overweighted exposure to the information technology sector and an underweighted position in the real estate sector. Security selection shortfalls in the consumer discretionary and consumer staples sectors were not enough to fully offset above-average gains in other areas. The Geneva Mid Cap Growth Strategy avoided relative weakness in the materials, real estate, and energy sectors while making beneficial stock selections in the consumer discretionary and health care sectors. These positions more than compensated for relatively weak security selections in the industrials, consumer staples, and information technology sectors.

The Opportunistic Mid Cap Value Strategy overcame generally weak stock selections through favorable sector allocations, including overweighted positions in the financials and information technology sectors and lack of exposure to the lagging real estate and utilities sectors. The Boston Partners Mid Cap Value Strategy also mainly benefited from favorable sector allocations. In addition, strong stock selections in the financials and industrials sectors more than made up for the strategy shortfalls in the utilities, consumer discretionary, and materials sectors.

A More Growth-Oriented Investment Posture

We remain optimistic regarding the prospects for mid-cap stocks in a growing economy characterized by greater fiscal stimulus and rising corporate earnings. In February 2018, we adjusted the fund’s portfolio to place even greater emphasis on growth stocks. We increased the fund’s allocation to the Mid Cap Growth Strategy and the Geneva Mid Cap Growth Strategy, and we decreased its participation in the Opportunistic Mid Cap Value Strategy and Boston Partners Mid Cap Value Strategy. In our judgment, these changes position the fund well for the prevailing market environment.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell Midcap® Index measures the performance of the midcap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap® Index is constructed to provide a comprehensive and unbiased barometer for the midcap segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true midcap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell Midcap® Value Index measures the performance of the midcap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the midcap value market. The Russell Midcap® Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true midcap value market. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell Midcap® Growth Index measures the performance of the midcap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the midcap growth market. The Russell Midcap® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true midcap growth market. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

8

For the period of September 1, 2017 through February 28, 2018, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon Small Cap Multi-Strategy Fund’s Class M shares produced a total return of 11.48%, and Investor shares produced a total return of 11.32%.1 In comparison, the fund’s primary benchmark, the Russell 2000® Index (the “Index”), produced a total return of 8.30% for the same period. 2 The Russell 2000® Growth Index and Russell 2000® Value Index, the fund’s secondary benchmarks, produced total returns of 11.32% and 5.09%, respectively, for the same period.3,4

Small-cap stocks continued to gain ground over the reporting period in an environment of rising corporate earnings and improved economic conditions. The fund outperformed the Index due to positive contributions from all three of the fund’s underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that are equal to or less than the market capitalization of the largest company included in the Index. Furthermore, the fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small Cap Strategy, the Small Cap Value Strategy, and the Small Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Rising Corporate Earnings Drove Markets Higher

Continuing a trend established earlier in 2017, stocks across all capitalization ranges were energized during the reporting period by better-than-expected corporate earnings growth, strengthening U.S. labor markets, and encouraging global economic developments. In addition, investors responded positively to the enactment of tax-reform legislation in December 2017, which seemed likely to boost corporate profits further. Consequently, the Index reached a series of new highs through January 2018. While inflation fears sparked heightened market volatility in February, the Index recouped most of its losses by the month’s end as inflation concerns eased.

The market’s advance also was supported by well-telegraphed shifts in monetary policy. Although rising interest rates historically have tended to undermine investor sentiment toward stocks, the Federal Reserve Board’s gradual approach to adopting a less accommodative monetary policy generally was received calmly by investors.

In this environment, small-cap stocks trailed their large-cap counterparts, and growth stocks produced substantially higher returns than value-oriented stocks, on average.

Underlying Strategies Bolstered Fund Performance

The fund’s performance relative to the Index was supported by strong results from all three of its underlying strategies. The Opportunistic Small/Mid Cap Strategy benefited from favorable sector allocations, including lack of exposure to the real estate sector and an underweighted position in the utilities sector. The strategy’s security selections fared well in the industrials and consumer discretionary sectors. Security selection shortfalls in the materials sector and an overweighted allocation to the energy sector were not enough to fully offset above-average results in other areas. The Small Cap Growth Strategy made beneficial stock selections in the information technology, consumer staples, and consumer discretionary sectors, and its sector allocations proved helpful through relatively light holdings in the real estate and health care sectors and overweighted exposure to the information technology sector. These positions more than compensated for relatively weak security selections in the health care and industrials sectors and an underweighted allocation to the industrials sector.

The Small Cap Value Strategy achieved good results on the strength of beneficial security selections in the financials, consumer discretionary, and industrials sectors, as well as relatively heavy exposure to consumer discretionary stocks and underweighted positions in the utilities and real estate sectors. In contrast, the strategy’s stock selections proved less successful in the health sector, and underweighted exposure to the financials sector also weighed on its relative results.

A More Growth-Oriented Investment Posture

We remain optimistic regarding the prospects for small-cap stocks in a growing economy characterized by greater fiscal stimulus and rising corporate earnings. In February 2018, we adjusted the fund’s portfolio away from a generally neutral allocation between growth and value in favor of a greater emphasis on growth stocks. We increased the fund’s allocation to the Small Cap Growth Strategy, and we decreased its participation in the Small Cap Value Strategy. In our judgment, these changes positon the fund well for the prevailing market environment.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment. The Russell 2000® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Russell 2000® Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

9

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2017 through February 28, 2018, as provided by Irene D. O’Neill, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon Focused Equity Opportunities Fund’s Class M shares produced a total return of 13.86%, and Investor shares produced a total return of 13.69%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, produced a total return of 10.83% for the same period.2

Stocks continued to gain ground over the reporting period amid rising corporate earnings, improved economic conditions, and the passage of business-friendly tax-reform legislation. The fund produced higher returns than the Index, mainly due to the success of our asset allocation and security selection strategies in the information technology, industrials, consumer staples, energy, utilities, and telecommunications services sectors.

As of March 31, 2018, Donald Sauber and Thomas Lee became the sole co-primary portfolio managers for the fund.

The Fund’s Investment Approach

The fund seeks capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities. The fund invests, under normal circumstances, in approximately 25-30 companies that are considered by the investment adviser to be positioned for long-term earnings growth. The fund may hold growth or value stocks or a blend of both. The fund may invest in the stocks of companies of any size, although it focuses on large-cap companies. The fund invests primarily in equity securities of U.S. issuers, but may invest up to 25% of its assets in the equity securities of foreign issuers, including those in emerging market countries.

The portfolio manager monitors sector and security weightings and regularly evaluates the fund’s risk-adjusted returns to manage the risk profile of the fund’s portfolio. The portfolio manager adjusts exposure limits as necessary.

Rising Corporate Earnings Drove Markets Higher

Continuing a trend established earlier in 2017, stocks across all capitalization ranges were energized during the reporting period by better-than-expected corporate earnings growth, strengthening U.S. labor markets, and encouraging global economic developments. In addition, investors responded positively to the enactment of tax-reform legislation in December 2017. Consequently, the Index reached a series of new highs through January 2018. While inflation fears sparked heightened market volatility in February, the resulting declines were not enough to fully offset earlier gains.

The market’s advance also was supported by well-telegraphed shifts in monetary policy. Although rising interest rates historically have tended to undermine investor sentiment toward stocks, the Federal Reserve Board’s gradual approach to adopting a less accommodative monetary policy generally was received calmly by investors.

In this environment, large-cap stocks outperformed their mid- and small-cap counterparts, and growth stocks typically produced higher returns than value-oriented stocks. Among large-cap stocks, the financials, information technology, and consumer discretionary sectors—which comprise three of the Index’s four largest industry groups—fared especially well.

Selection and Allocation Strategies Buoyed Fund Performance

The fund participated more than fully in the Index’s gains over the reporting period, supported by our security selection strategy across several market segments. Our focus in the information technology sector on companies participating in positive secular trends, such as graphics microchips maker NVIDIA and software developer Adobe Systems, helped drive the fund’s outperformance. In addition, payment processing company Visa benefited from a shift to digital payment systems. In the industrials sector, the fund did not hold conglomerate General Electric in favor of better performers such as agricultural equipment maker Deere & Co., which saw rising demand for its products, and diversified manufacturer Illinois Tool Works, where a restructuring program helped boost earnings.

Results from the consumer staples sector were enhanced by overweighted exposure to retailer Costco Wholesale, which advanced after reporting strong earnings amid waning competition concerns. In the energy sector, refiner Valero Energy gained value after commodity prices stabilized and the company improved its operations and returned capital to shareholders. The fund further benefited from lack of exposure to the lagging utilities and telecommunication services sectors.

Disappointments proved relatively mild during the reporting period. Lack of exposure to banks in the financials sector weighed on the fund’s relative performance to a degree, as did weakness among biotechnology firms in the health care sector where, for example, investors in Allergan grew worried about the potential impact of generic competition on a key product.

Positioned for Continued Growth

We are optimistic that the U.S. economy will expand further over the remainder of 2018, and that corporate earnings have the potential for continued to growth. However, in the wake of 2017’s robust stock market returns and the recent reemergence of heightened market volatility, we believe that gains may be more modest over the months ahead. Therefore, we currently intend to maintain the fund’s focus on companies that we believe can deliver organic growth independent of economic developments. As of the reporting period’s end, we have identified what we believe are an ample number of opportunities in the information technology, consumer discretionary, and consumer staples sectors. In contrast, the fund holds underweighted exposure to the financials, real estate, utilities, and telecommunication services sectors.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a diversified fund.

10

For the period from September 1, 2017 through February 28, 2018, as provided by Caroline Lee Tsao, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon Small/Mid Cap Multi-Strategy Fund’s Class M shares produced a total return of 11.66%, and Investor shares produced a total return of 11.51%.1 In comparison, the Russell 2500™ Index (the “Index”), the fund’s primary benchmark, produced a total return of 8.71% for the same period.2 The Russell 2500™ Growth Index and Russell 2500™ Value Index, the fund’s secondary benchmarks, produced total returns of 12.52% and 5.25%, respectively, for the same period.3,4

Small- and mid-cap stocks continued to gain ground over the reporting period in an environment of rising corporate earnings and improved economic conditions. The fund outperformed the primary Index due to positive contributions from all three of the fund’s active underlying strategies.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund pursues its goal by normally investing at least 80% of its net assets in equity securities of small- and mid-cap companies. The fund currently considers small- and mid-cap companies to be those companies with total market capitalizations that are within the market-capitalization range of the smallest company included in the Russell 2000® Index and the largest company included in the Russell Midcap® Index.

The fund normally allocates assets across multiple investment strategies employed by the investment adviser that invest primarily in equity securities issued by small- and mid-cap companies. The investment adviser determines the investment strategies and sets target allocations and ranges. The fund is designed to provide exposure to various investment strategies and styles, including the Opportunistic Small/Mid Cap Strategy, the Small/Mid Cap Value Strategy, and the Small/Mid Cap Growth Strategy, all as more particularly described in the fund’s prospectus.

Rising Corporate Earnings Drove Markets Higher

Continuing a trend established earlier in 2017, stocks across all capitalization ranges were energized during the reporting period by better-than-expected corporate earnings growth, strengthening U.S. labor markets, and encouraging global economic developments. In addition, investors responded positively to the enactment of tax-reform legislation in December 2017, which seemed likely to boost corporate profits further. Consequently, the Index reached a series of new highs through January 2018. While inflation fears sparked heightened market volatility in February, the Index recouped most of its losses by the month’s end as inflation concerns eased.

The market’s advance also was supported by well-telegraphed shifts in monetary policy. Although rising interest rates historically have tended to undermine investor sentiment toward stocks, the Federal Reserve Board’s gradual approach to adopting a less accommodative monetary policy generally was received calmly by investors.

In this environment, small- and mid-cap stocks trailed their large-cap counterparts, and growth stocks produced substantially higher returns than value-oriented stocks, on average.

Underlying Strategies Bolstered Fund Performance

The fund’s performance relative to the Index was supported by strong results from all three of its active underlying strategies. The Opportunistic Small/Mid Cap Strategy benefited from favorable security selections in the financials and consumer discretionary sectors, as well as lack of exposure to the real estate sector and an underweighted position in the utilities sector. Security selection shortfalls in the information technology and materials sectors and counterproductive allocations to the industrials and materials sectors were not enough to fully offset above-average gains in other areas. The Small/Mid Cap Growth Strategy made beneficial stock selections in the information technology, energy, and consumer discretionary sectors, and to a lesser extent, its sector allocations proved helpful through relatively light holdings in the real estate sector and overweighted exposure to the information technology sector. These positions more than compensated for relatively weak security selections in the health care sector and allocation shortfalls in the industrials sector.

The Small/Mid Cap Value Strategy achieved good results on the strength of beneficial security selections in the real estate, consumer staples, and financials sectors, as well as relatively heavy exposure to information technology stocks and underweighted positions in the utilities and real estate sectors. In contrast, the strategy’s stock selections proved less successful in the industrials and materials sectors, and underweighted exposure to the financial sector also weighed on its relative results.

A More Growth-Oriented Investment Posture

We remain optimistic regarding the prospects for small- and mid-cap stocks in a growing economy characterized by greater fiscal stimulus and rising corporate earnings. In February 2018, we adjusted the fund’s portfolio away from a generally neutral allocation between growth and value in favor of a greater emphasis on growth stocks. We increased the fund’s allocation to the Small/Mid Cap Growth Strategy, and we decreased its participation in the Small/Mid Cap Value Strategy. In our judgment, these changes position the fund well for the prevailing market environment.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500™ Index is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment. The Russell 2500™ Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The Russell 2500™ Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

4 Source: Lipper Inc. — The Russell 2500™ Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value-oriented relative to the overall market as defined by Russell’s leading style methodology. The Russell 2500™ Value Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap value market. The Russell 2500™ Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to midcap opportunity set and that the represented companies continue to reflect value characteristics. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

Part of the fund’s recent performance is attributable to positive returns from its initial public offering (IPO) investments. There can be no guarantee that IPOs will have or continue to have a positive effect on fund performance.

11

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2017 through February 28, 2018, as provided by Mark A. Bogar, Andrew R. Leger, and James A. Lydotes, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon International Fund’s Class M shares produced a total return of 6.84%, and Investor shares produced a total return of 6.74%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of 7.12% for the same period.2

International equity markets posted gains over the reporting period in the midst of rising corporate earnings and improving global economic trends. The fund underperformed its benchmark due to weakness in a few holdings of companies in Italy and a small number of disappointments in the performance of stocks in the health care and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue this goal, the fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Foreign issuers are companies organized under the laws of a foreign country, whose principal trading market is in a foreign country or with a majority of their assets or business outside the United States. The fund may invest in companies of any size. Though not specifically limited, the fund ordinarily will invest in a broad range of (and in any case at least five different) countries. The fund will limit its investments in any single company to no more than 5% of the fund's assets at the time of purchase.

The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Economic Trends and Corporate Earnings Bolstered Stocks

Developed international markets gained ground over the reporting period, supported by continuing economic recoveries in Europe and Asia and rising corporate earnings globally. Asian equity markets led the advance, with Japanese stocks benefiting from greater economic growth, a slew of unexpectedly strong corporate earnings reports, and the reelection of the incumbent government in the country’s October snap elections. Global growth trends enabled U.K. equities to post gains as well in the face of a sluggish domestic economy and concerns regarding the country’s impending exit from the European Union. In the Eurozone, on the other hand, stocks slid despite improving regional economic fundamentals, including stronger economic data and labor markets. Political uncertainties in Germany and Spain particularly weighed on European stock prices during the final months of 2017.

Most developed international markets, the Eurozone included, rallied in January 2018. However, early February saw a sharp global dip in equity prices prompted by perceived inflationary pressures in the United States. These concerns eased later in the month, and international equities generally rebounded, recovering most of their short-term losses by the reporting period’s end.

A Few Holdings Detracted from Relative Performance

Although the fund participated in the Index’s gains to a significant degree, a few allocation decisions and individual holdings detracted from its relative results. Overweighted exposure to lagging Italian stocks undermined the fund’s performance, as did holdings in defense contractor Leonardo, which experienced weak contract bookings and a costly product recall; and communications services provider Telecom Italia, which declined in late 2017 due to increased capital spending. In France, technology services provider Atos lost ground amid valuation concerns. From an industry group perspective, a few health care holdings constrained the fund’s returns, including some lagging Swiss health care stocks. Moreover, U.K.-based biotechnology developer Shire issued weaker-than-expected guidance to analysts stemming from competitive pressures affecting a key product. Underweighted exposure to U.K. energy stocks at a time of rising oil prices further detracted from the fund’s returns, as did the timing of the fund’s investment in Norwegian oil and gas exploration company Aker BP just prior to the February 2018 decline in global equity prices.

On the other hand, several Japanese holdings bolstered the fund’s relative performance, as did slightly overweighted country exposure. Top Japanese investments included petrochemical company Showa Denko, automobile parts maker Denso, and consumer products giant Sony, all of which reported strong earnings and revenue growth based on rising global demand. The fund’s only holding in Belgium, postal delivery service bpost, benefited from cost cutting measures and rising parcel delivery volumes. In Australia, diversified bank Macquarie Group reported strong asset management revenues and announced a major share buyback program. Other top holdings included Macao-based casino Sands China and Dutch bank ABN AMRO Group.

Positioned for Further Growth

While recent threats of new U.S. tariffs have raised concerns regarding stock market volatility and the stability of international trade relations, we believe that fundamental economic trends portend well for continued growth in developed markets as well as the potential for further equity gains. We have positioned the fund to benefit from these favorable conditions through overweighted exposure to the financials and consumer discretionary sectors. In contrast, as of the reporting period’s end, the fund held relatively few holdings in the real estate and consumer staples sectors, which we believe are vulnerable to rising interest rates and less likely to benefit from the prevailing environment of cyclical growth.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

12

For the period of September 1, 2017 through February 28, 2018, as provided by George E. DeFina, Sean P. Fitzgibbon, and Jay Malikowski, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon Emerging Markets Fund’s Class M shares produced a total return of 11.41%, and Investor shares produced a total return of 11.25%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of 10.58% for the same period.2

Stocks in the emerging markets gained ground during the reporting period, largely in response to a variety of positive political and economic developments, as well as accelerating corporate earnings growth. The fund produced higher returns than the Index, mainly due to the success of its security selection strategy in China, Russia, and Taiwan.

The Fund’s Investment Approach

The fund seeks long-term capital growth. To pursue its goal, the fund invests at least 80% of its assets in equity securities of companies organized, or with a majority of assets or operations, in countries considered to be emerging markets. Emerging market countries generally include all countries represented by the Index. The fund may invest in companies of any size.

Normally, the fund will invest in a broad range of (and in any case at least five different) emerging-market countries. The stocks purchased may have value and/or growth characteristics. The portfolio managers employ a “bottom-up” investment approach, which emphasizes individual stock selection. The stock selection process is designed to produce a diversified portfolio that, relative to the Index, has a below-average price/earnings ratio and an above-average earnings growth trend.

Emerging Markets Continued to Rebound

Emerging-market equities benefited broadly from positive global economic trends during the first five months of the reporting period. Corporate earnings growth accelerated across most industry groups and geographic regions. Strengthening global demand for commodities bolstered markets that export raw material and energy, such as Russia and Brazil. Strong performance in the information technology and financial sector drove gains in China. South Korea benefited from easing tension with North Korea and China. Only a few national equity markets suffered declines during the reporting period. Most notably, Mexico came under pressure from currency weakness and doubts regarding the future of the North American Free Trade Agreement, while political instability undermined Turkey’s economic recovery. High valuations constrained the growth of India’s equity market.

Global equity markets, including many emerging markets, dipped sharply in early February 2018 in response to rising volatility and perceived inflationary pressures in the United States. However, most country indices remained in positive territory for the reporting period overall. Concerns quickly eased when underlying economic trends remained positive, and over the ensuing weeks most emerging markets recovered most of the ground they lost earlier in the month.

Chinese and Russian Holdings Outperformed

The fund’s performance relative to the Index benefited from overweighted exposure and favorable individual stock selections in the robust Chinese market. Top holdings included mobile gaming company Tencent Holdings, which continued to expand its online presence; China Construction Bank, which demonstrated improving asset quality while strengthening its capital position; hotel owner China Lodging Group, which continued to increase operating efficiencies and raise its brand profile; and insurer Ping An Insurance Company of China, which expanded its financial technology product offerings. Likewise, overweighted exposure and good stock selections in the rising Russian market enhanced the fund’s returns, led by Sberbank of Russia, Russia’s largest financial institution, which improved its financial profile while shedding some of its nonperforming loans; and oil and gas producer LUKOIL, which benefited from rising oil prices. The fund’s Taiwanese investments further contributed to the fund’s strong relative performance, aided by underweighted exposure and holdings in regional financial services provider Chailease Holding and industrial equipment maker AirTAC International Group. Other leading performers included Macao-based casino operator Galaxy Entertainment Group and car maker Merudi Suzuki India.

On a more negative note, underweighted exposure to Korean health care companies detracted from the fund’s relative performance, as did pharmaceutical maker Hugel, which briefly struggled with concerns regarding product safety. Overweighted exposure in the lagging Turkish market along with weak stock selections, such as Türk Telekom and oil refiner TüpraÅŸ, further constrained performance. Another disappointing holding included Hungarian pharmaceutical company Gedeon Richtor.

Broadening Strength in Emerging-Market Equities

While most of the recent rise in emerging-market stock prices has been led by growth-oriented stocks with strong momentum characteristics, as of the end of the reporting period we have seen early signs of strength in a broadening group of value stocks. We believe that our growth-and-value investment strategy positions the fund to benefit from broadening market strength in the coming months. We currently are finding a relatively large number of what we believe are attractive investments in the industrials and energy sectors, but have identified fewer opportunities in the telecommunication services and real estate sectors.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed, or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

13

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2017 through February 28, 2018, as provided by Richard A. Brown, William S. Cazalet, Thomas J. Durante, Karen Q. Wong, and Syed A. Zamil, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon International Appreciation Fund’s Class M shares produced a total return of 6.12%, and Investor shares produced a total return of 5.93%.1 In comparison, the fund’s benchmark, the MSCI EAFE Index (the “Index”), produced a total return of 7.12% for the same period.2

International equity markets posted gains over the reporting period in the midst of rising corporate earnings and improving global economic trends. The fund participated significantly in the market rally but produced lower returns than the Index, mainly due to security selection shortfalls.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities. The fund invests primarily in Depositary Receipts (DRs) representing the local shares of non-U.S. companies, in particular, American depositary receipts (ADRs).

In selecting securities, we screen the Index universe of approximately 1,000 issuers for the availability of issuers with a DR facility. The investment adviser then uses a proprietary mathematical algorithm to reflect the characteristics of the developed markets that takes into consideration risk characteristics, including country weights and sector weights within each country. As a result of this process, we expect to hold ADRs representing 200 to 300 foreign issuers. The fund’s country allocation is expected to be within 5% of that of the Index, and under normal circumstances, the fund will invest in at least 10 different countries.

Economic Trends and Corporate Earnings Bolstered Stocks

Developed international markets gained ground over the reporting period, supported by continuing economic recoveries in Europe and Asia and rising corporate earnings globally. Asian equity markets led the advance, with Japanese stocks benefiting from greater economic growth, a slew of unexpectedly strong corporate earnings reports, a strengthening yen against the U.S. dollar, and the reelection of the incumbent government in October elections. Global growth trends enabled U.K. equities to post gains in the face of a sluggish domestic economy and concerns regarding the country’s impending exit from the European Union. In the Eurozone, on the other hand, stocks slid despite improving regional economic fundamentals, including stronger economic data and labor markets, as political uncertainties in Germany and Spain weighed on European stock prices over the final months of 2017.

Most developed international markets, including the Eurozone, rallied in January 2018. However, early February saw a sharp global decline in equity prices prompted by perceived inflationary pressures in the United States. These concerns eased later in the month, and international equities generally rebounded, recovering most of their short-term losses by the reporting period’s end.

Consumer Discretionary Stocks Led Market Gains

The international equity market’s advance was led by stocks in the consumer discretionary sector, where automobile manufacturers in Japan and Europe benefited from greater export activity stemming from a weakening U.S. dollar. Consumer electronics companies also fared well amid rising export activity to the United States and emerging markets such as China. Leisure companies such as hotels and airlines gained value due to gains in consumer confidence and spending in the recovering global economy. Some of the larger companies in the information technology sector posted impressive returns, including Japanese and German companies seeking to satisfy robust demand for the semiconductors and software used in factory automation, artificial intelligence, cloud computing, and mobile telephony. In the industrials sector, aerospace-and-defense companies and their component suppliers benefited from expanding military budgets in several nations, particularly the United States, and engineering firms in Europe encountered greater demand as several countries embarked on major infrastructure projects.

Laggards during the reporting period included the health care sector, where sluggish sales, regulatory concerns, and product safety issues weighed on the stock prices of large pharmaceutical developers. The traditionally defensive utilities and telecommunication services sectors fell out of favor among investors as bond yields became more competitive with dividend-paying stocks. In addition, utilities struggled with regulatory burdens designed to promote the use of cleaner fuels to combat climate change, and telecommunication companies encountered higher network upgrade costs in the midst of competitive and pricing pressures.

Maintaining a Disciplined Approach

Although stocks have become more fully valued and market volatility has increased in the wake of the reporting period’s rally, we remain optimistic that positive economic trends have the potential to continue to support international stock prices over the foreseeable future. As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions and will make adjustments as we deem necessary.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks are enhanced in emerging market countries.

14

For the period from September 1, 2017 through February 28, 2018, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, Ronald P. Gala, CFA, Peter D. Goslin, CFA, and Syed A. Zamil, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon International Equity Income Fund’s Class M shares produced a total return of 8.47%, and Investor shares produced a total return of 8.28%.1 In comparison, the fund’s benchmark, the MSCI ACWI ex USA Index (the “Index”), produced a total return of 7.59% for the same period.2

International stocks continued to gain ground over the reporting period amid improved global economic conditions and rising corporate earnings. The fund outperformed the Index, mainly due to the success of our quantitative security selection process in the utilities and information technology sectors.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. The fund normally invests substantially all of its assets in the equity securities of issuers located outside the United States and diversifies broadly among developed and emerging market countries. The fund focuses on dividend-paying stocks of foreign companies, including those of emerging-market countries. The fund may invest in the stocks of companies of any market capitalization.

We select stocks through a disciplined investment process using proprietary quantitative computer models that analyze a diverse set of characteristics to identify and rank stocks according to earnings quality. Based on this analysis, we generally select from the higher-ranked dividend-paying securities those stocks that we believe will continue to pay above-average dividends. We seek to overweight higher-dividend-paying stocks, while maintaining country and sector weights generally similar to those of the Index.

Rising Corporate Earnings Bolstered Stocks

International markets gained ground over the reporting period, supported by economic recoveries in Europe and Asia and higher corporate earnings globally. Asian equity markets led the advance, with Japanese stocks benefiting from greater economic growth, unexpectedly strong corporate earnings reports, and the reelection of the incumbent government in October elections. Global growth trends also enabled U.K. equities to post gains in the face of a sluggish domestic economy and concerns regarding the country’s impending exit from the European Union. In the Eurozone, on the other hand, stocks slid despite improving regional economic fundamentals, including stronger economic data and labor markets. Political uncertainties in Germany and Spain particularly weighed on European stock prices during the final months of 2017. The emerging markets also fared well, producing strong returns as commodity prices climbed and local economic conditions improved.

Most international markets, including the Eurozone, rallied in January 2018. However, early February saw a sharp global dip in equity prices prompted by perceived inflationary pressures in the United States. These concerns eased later in the month, and international equities generally rebounded, recovering most of their short-term losses by the reporting period’s end.

For the reporting period overall, growth-oriented companies in the energy, information technology, and consumer discretionary sectors fared best for the Index, while the traditionally defensive utilities, telecommunication services, and consumer staples sectors lagged market averages.

Security Selections Bolstered Fund Performance

The fund participated more than fully in the Index’s gains over the reporting period, supported by our quantitative security selection process across several countries and market sectors. In the information technology sector, Japanese semiconductor manufacturer Tokyo Electron reached a record high in November 2017 after reporting better-than-expected earnings, increasing its future guidance, and raising its dividend, and France-based semiconductor company STMicroelectronics tripled its quarterly profits during the reporting period and raised its future guidance. Among utilities, CEZ in the Czech Republic gained value after announcing the divestment of some assets. In other industry groups, German media company ProSiebenSat 1 Media advanced after the departure of its chief executive officer, which fueled speculation regarding a potential takeover of the company.

On the other hand, some holdings trailed the Index’s results. Telecommunication services company Spark New Zealand was hurt by competition from smaller wireless carriers, which weighed on net profits. Chinese real estate developer Guangzhou R&F Properties lagged after investors reacted negatively to a secondary equity offering that diluted existing shares. In the financials sector, Australia & New Zealand Banking Group lost value as a result of restructuring costs and the impact of a stricter regulatory environment.

A Disciplined Approach to Stock Picking

Our quantitative models have continued to identify what we believe to be attractive investment opportunities across a broad range of countries, companies, and industry groups. Indeed, we believe that current volatility in the stock market may present opportunities to purchase the stocks of fundamentally strong dividend-paying companies at more attractive prices. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that our model suggests have the potential to offer more attractive valuations and better investment prospects. In addition, we have continued to maintain a broadly diversified portfolio.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI ACWI ex USA Index captures large- and mid-cap representation across developed market (DM) countries (excluding the U.S.) and emerging market (EM) countries. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

15

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period of September 1, 2017 through February 28, 2018, as provided by Jeffrey M. Mortimer, Primary Portfolio Manager responsible for investment allocation decisions

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon Asset Allocation Fund’s Class M shares produced a total return of 7.11%, and Investor shares produced a total return of 6.92%.1 In comparison, the fund’s benchmark, the Morningstar Moderate Target Risk Index (the “Index”), produced a total return of 4.70% for the same period.2

Stocks continued to gain ground while bonds generally declined over the reporting period amid improved economic conditions and rising interest rates. The fund outperformed the Index, mainly due to overweighted exposure to stocks and an underweighted position in bonds.

The Fund’s Investment Approach

The fund seeks long-term growth of principal in conjunction with current income. The fund may invest in both individual securities and other investment companies, including other BNY Mellon funds, funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds, and exchange-traded funds (collectively, the “underlying funds”). To pursue its goal, the fund currently intends to allocate its assets, directly and/or through investment in the underlying funds, to gain investment exposure to the following asset classes: Large-Cap Equities, Small-Cap and Mid-Cap Equities, Developed International and Global Equities, Emerging Market Equities, Investment Grade Bonds, High Yield Bonds, Emerging Markets Debt, Diversifying Strategies and Money Market Instruments.

The fund’s investment adviser allocates the fund’s investments among these asset classes using fundamental and quantitative analysis, and its outlook for the economy and financial markets. The underlying funds are selected by the fund’s investment adviser based on their investment objectives and management policies, portfolio holdings, risk/reward profiles, historical performance, and other factors, including the correlation and covariance among the underlying funds.

Economic Growth Buoyed Stocks, Dampened Bonds

Stocks remained energized during the reporting period by better-than-expected corporate earnings growth, strengthening U.S. labor markets, encouraging global economic developments, and the enactment of U.S. tax-reform legislation. Consequently, several broad measures of stock market performance reached a series of new highs through January 2018. While inflation fears sparked heightened market volatility in February, the resulting declines were not enough to fully offset earlier gains.

Bonds fared less well, as U.S. government securities lost value in the midst of rising interest rates, a shift to a less accommodative monetary policy, and expectations that inflation will accelerate. Corporate-backed bonds performed somewhat better, generally producing mildly positive total returns in an environment of rising corporate earnings and low default rates.

Asset Allocation Strategy Boosted Fund Performance

The fund participated more than fully in the Index’s gains over the reporting period, supported by an asset allocation strategy that emphasized stocks over bonds.

Several of the fund’s underlying equity investments also produced strong results. Most notably, BNY Mellon Focused Equity Opportunities Fund benefited from sectors, as well as lack of exposure to the lagging utilities and telecommunications services sectors. Dreyfus Select Managers Small Cap Growth Fund, BNY Mellon Mid Cap Multi-Strategy Fund, and BNY Mellon Small/Mid Cap Multi-Strategy Fund further bolstered the fund’s relative results. Dreyfus International Small Cap Fund gained value due to strength in Asian stock markets. The fund’s exposure to the emerging markets and managed futures also contributed positively to its relative performance.

Disappointments during the reporting period proved relatively mild. From an asset allocation perspective, underweighted exposure to international stocks and overweighted exposure to small-cap stocks weighed on the fund’s relative performance. Among individual underlying investments, BNY Mellon Income Stock Fund lagged broad market averages as traditionally defensive, dividend-paying stocks fell out of favor among investors. Likewise, Dreyfus Select Managers Small Cap Value Fund was constrained by the significant underperformance of value stocks compared to its more growth-oriented counterparts. The fund’s Diversifying Strategies also generally detracted from its relative results.

Although the fund’s bond portfolio generally performed well, it nonetheless produced negative total returns over the reporting period. Rising interest rates undermined prices of U.S. Treasury securities, and mortgage-backed securities were hurt by a flood of available supply as the Federal Reserve Board unwound its balance sheet.

Positioned for Continued Growth

We are optimistic about the prospects of a continued U.S. economic expansion over the remainder of 2018, and the potential that corporate earnings will continue to grow. However, in the wake of 2017’s robust stock market returns and the recent reemergence of heightened market volatility, we believe that gains may be more modest over the months ahead. Still, we continue to believe that stocks have the potential to fare better than bonds, and we have made no changes to the fund’s asset allocation strategy at this time. We also made no strategic alterations to the way assets are apportioned among the fund’s underlying investments. However, to provide the fund with adequate liquidity at year-end 2017 for capital gain and income distributions, we modestly reduced the fund’s positions in several of its underlying investments.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s returns reflect the absorption of certain fund expenses by the fund’s investment adviser pursuant to an agreement in effect through December 31, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Morningstar Inc. — Morningstar Moderate Target Risk Index serves as a benchmark to help with target-risk mutual fund selection and evaluation by offering an objective yardstick for moderate performance comparison. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

16

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2017 to February 28, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2018
	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.36	$5.66	–	–	–	–
Ending value (after expenses)	$1,117.80	$1,114.60	–	–	–	–
Annualized expense ratio (%)	.83	1.08	–	–	–	–
BNY Mellon Large Cap Market Opportunities Fund
Expenses paid per $1,000†	$3.26	$4.57	–	–	–	–
Ending value (after expenses)	$1,121.20	$1,118.70	–	–	–	–
Annualized expense ratio (%)	.62	.87	–	–	–	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.41	$4.72	–	–	–	–
Ending value (after expenses)	$1,118.60	$1,117.40	–	–	–	–
Annualized expense ratio (%)	.65	.90	–	–	–	–
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.15	$5.44	$5.75	$9.52	$4.20	$4.15
Ending value (after expenses)	$1,092.10	$1,089.80	$1,089.50	$1,086.80	$1,090.90	$1,091.00
Annualized expense ratio (%)	.80	1.05	1.11	1.84	.81	.80
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.70	$6.00	–	–	–	–
Ending value (after expenses)	$1,104.00	$1,102.80	–	–	–	–
Annualized expense ratio (%)	.90	1.15	–	–	–	–
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.30	$6.60	–	–	–	–
Ending value (after expenses)	$1,114.80	$1,113.20	–	–	–	–
Annualized expense ratio (%)	1.01	1.26	–	–	–	–
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.56	$5.88	–	–	–	–
Ending value (after expenses)	$1,138.60	$1,136.90	–	–	–	–
Annualized expense ratio (%)	.86	1.11	–	–	–	–

17

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming actual returns for the six months ended February 28, 2018
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.88	$6.19
Ending value (after expenses)	$1,116.60	$1,115.10
Annualized expense ratio (%)	.93	1.18
BNY Mellon International Fund
Expenses paid per $1,000†	$5.23	$6.51
Ending value (after expenses)	$1,068.40	$1,067.40
Annualized expense ratio (%)	1.02	1.27
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.39	$8.69
Ending value (after expenses)	$1,114.10	$1,112.50
Annualized expense ratio (%)	1.41	1.66
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$4.75	$6.03
Ending value (after expenses)	$1,061.20	$1,059.30
Annualized expense ratio (%)	.93	1.18
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$.53	$6.82
Ending value (after expenses)	$1,084.70	$1,082.80
Annualized expense ratio (%)	1.07	1.32
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.49	$2.77
Ending value (after expenses)	$1,071.10	$1,069.20
Annualized expense ratio (%)	.29	.54

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2018
	Class M	Investor Shares	Class A	Class C	Class I	Class Y
BNY Mellon Large Cap Stock Fund
Expenses paid per $1,000†	$4.16	$5.41	–	–	–	–
Ending value (after expenses)	$1,020.68	$1,019.44	–	–	–	–
Annualized expense ratio (%)	.83	1.08	–	–	–	–
BNY Mellon Large Cap Market Opportunities Fund
Expenses paid per $1,000†	$3.11	$4.36	–	–	–	–
Ending value (after expenses)	$1,021.72	$1,020.48	–	–	–	–
Annualized expense ratio (%)	.62	.87	–	–	–	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Expenses paid per $1,000†	$3.26	$4.51	–	–	–	–
Ending value (after expenses)	$1,021.57	$1.020.33	–	–	–	–
Annualized expense ratio (%)	.65	.90	–	–	–	–
BNY Mellon Income Stock Fund
Expenses paid per $1,000†	$4.01	$5.26	$5.56	$9.20	$4.06	$4.01
Ending value (after expenses)	$1,020.83	$1,019.59	$1,019.29	$1,015.67	$1,020.78	$1,020.83
Annualized expense ratio (%)	.80	1.05	1.11	1.84	.81	.80
BNY Mellon Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.51	$5.76	–	–	–	–
Ending value (after expenses)	$1,020.33	$1,019.09	–	–	–	–
Annualized expense ratio (%)	.90	1.15	–	–	–	–
BNY Mellon Small Cap Multi-Strategy Fund
Expenses paid per $1,000†	$5.06	$6.31	–	–	–	–
Ending value (after expenses)	$1,019.79	$1,018.55	–	–	–	–
Annualized expense ratio (%)	1.01	1.26	–	–	–	–
BNY Mellon Focused Equity Opportunities Fund
Expenses paid per $1,000†	$4.31	$5.56	–	–	–	–
Ending value (after expenses)	$1,020.53	$1,019.29	–	–	–	–
Annualized expense ratio (%)	.86	1.11	–	–	–	–

19

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUND’S (Unaudited) (continued)

Expenses and Value of a $1,000 Investment (continued)
assuming a hypothetical 5% annualized return for the six months ended February 28, 2018
	Class M	Investor Shares
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Expenses paid per $1,000†	$4.66	$5.91
Ending value (after expenses)	$1,020.18	$1,018.94
Annualized expense ratio (%)	.93	1.18
BNY Mellon International Fund
Expenses paid per $1,000†	$5.11	$6.36
Ending value (after expenses)	$1,019.74	$1,018.50
Annualized expense ratio (%)	1.02	1.27
BNY Mellon Emerging Markets Fund
Expenses paid per $1,000†	$7.05	$8.30
Ending value (after expenses)	$1,017.80	$1,016.56
Annualized expense ratio (%)	1.41	1.66
BNY Mellon International Appreciation Fund
Expenses paid per $1,000†	$4.66	$5.91
Ending value (after expenses)	$1,020.18	$1,018.94
Annualized expense ratio (%)	.93	1.18
BNY Mellon International Equity Income Fund
Expenses paid per $1,000†	$5.36	$6.61
Ending value (after expenses)	$1,019.49	$1,018.25
Annualized expense ratio (%)	1.07	1.32
BNY Mellon Asset Allocation Fund
Expenses paid per $1,000†	$1.45	$2.71
Ending value (after expenses)	$1,023.36	$1,022.12
Annualized expense ratio (%)	.29	.54

† Expenses are equal to each fund’s annualized expense ratio as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20

STATEMENT OF INVESTMENTS

February 28, 2018 (Unaudited)

BNY Mellon Large Cap Stock Fund
Description	Shares	Value ($)
Common Stocks - 99.2%
Automobiles & Components - 1.0%
Lear	12,940	2,414,216
Visteon	4,285	[a] 530,654
		2,944,870
Banks - 6.2%
Bank of America	211,285	6,782,249
Comerica	27,265	2,650,703
JPMorgan Chase & Co.	69,329	8,007,500
Wells Fargo & Co.	9,634	562,722
		18,003,174
Capital Goods - 4.8%
Boeing	15,700	5,686,697
Caterpillar	3,515	543,524
Honeywell International	3,900	589,329
Ingersoll-Rand	11,660	1,035,408
Lockheed Martin	5,825	2,052,963
Raytheon	6,260	1,361,613
Spirit AeroSystems Holdings, Cl. A	29,057	2,652,614
		13,922,148
Consumer Durables & Apparel - 1.5%
PulteGroup	80,190	2,250,933
Toll Brothers	50,100	2,195,883
		4,446,816
Consumer Services - 2.7%
Carnival	36,750	2,458,943
Darden Restaurants	28,686	2,644,562
Graham Holdings, Cl. B	765	443,777
Royal Caribbean Cruises	18,070	2,287,662
		7,834,944
Diversified Financials - 6.0%
American Express	36,581	3,567,013
Ameriprise Financial	2,805	438,814
Berkshire Hathaway, Cl. B	7,515	[a] 1,557,108
Discover Financial Services	34,585	2,726,336
Eaton Vance	40,575	2,147,635
S&P Global	17,325	3,322,935
State Street	29,090	3,087,904
Synchrony Financial	11,925	433,951
		17,281,696
Energy - 7.4%
Chevron	38,965	4,360,963
ConocoPhillips	7,890	428,506
Exxon Mobil	77,682	5,883,635
Halliburton	46,795	2,172,224
Marathon Petroleum	38,580	2,471,435
Phillips 66	29,290	2,646,937
Valero Energy	37,077	3,352,502
		21,316,202
Food & Staples Retailing - 3.2%
Costco Wholesale	4,430	845,687
CVS Health	36,530	2,474,177
Walgreens Boots Alliance	35,100	2,418,039
Walmart	40,663	3,660,077
		9,397,980

BNY Mellon Large Cap Stock Fund (continued)
Description	Shares	Value ($)
Common Stocks - 99.2% (continued)
Food, Beverage & Tobacco - 3.6%
Altria Group	25,132	1,582,059
Campbell Soup	46,420	1,998,381
Conagra Brands	68,010	2,457,201
PepsiCo	35,525	3,898,158
Philip Morris International	3,955	409,540
		10,345,339
Health Care Equipment & Services - 3.8%
Baxter International	44,320	3,004,453
Cigna	8,691	1,702,480
Danaher	27,835	2,721,706
Express Scripts Holding	15,565	[a] 1,174,379
Quest Diagnostics	4,285	441,569
UnitedHealth Group	8,245	1,864,689
		10,909,276
Household & Personal Products - 1.0%
Kimberly-Clark	18,645	2,068,103
Procter & Gamble	11,734	921,354
		2,989,457
Insurance - 4.4%
Allstate	29,165	2,690,763
Aon	14,510	2,036,043
Marsh & McLennan Cos.	32,915	2,732,603
Principal Financial Group	25,150	1,567,600
Progressive	42,710	2,459,242
Prudential Financial	3,316	352,557
Torchmark	5,775	493,012
Unum Group	8,045	409,973
		12,741,793
Materials - 1.1%
Huntsman	33,430	1,078,786
Westlake Chemical	19,975	2,162,493
		3,241,279
Media - 2.2%
Time Warner	29,691	2,760,075
Walt Disney	34,619	3,571,296
		6,331,371
Pharmaceuticals, Biotechnology & Life Sciences - 11.7%
AbbVie	37,980	4,399,223
Agilent Technologies	25,130	1,723,667
Amgen	21,239	3,903,091
Biogen	1,335	[a] 385,802
Bristol-Myers Squibb	5,950	393,890
Celgene	24,495	[a] 2,134,004
Eli Lilly & Co.	33,195	2,556,679
Johnson & Johnson	48,873	6,347,625
Merck & Co.	66,186	3,588,605
Pfizer	130,391	4,734,497
Thermo Fisher Scientific	15,230	3,176,673
Zoetis	5,720	462,519
		33,806,275
Real Estate - 1.2%
Prologis	17,485	[b] 1,060,990

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Large Cap Stock Fund (continued)
Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Real Estate - 1.2% (continued)
Public Storage	11,970	[b]	2,327,447
		3,388,437
Retailing - 3.8%
Amazon.com	4,010	[a]	6,064,925
Best Buy	44,775		3,243,501
Home Depot	6,624		1,207,357
The TJX Companies	5,790		478,717
		10,994,500
Semiconductors & Semiconductor Equipment - 4.4%
Applied Materials	64,180		3,696,126
Lam Research	14,420		2,766,621
Micron Technology	66,160	[a]	3,229,270
Skyworks Solutions	21,205		2,316,646
Texas Instruments	7,881		853,906
		12,862,569
Software & Services - 12.8%
Accenture, Cl. A	13,035		2,098,765
Alphabet, Cl. A	5,167	[a]	5,703,955
Alphabet, Cl. C	5,171	[a]	5,712,559
Amdocs	7,855		516,780
CDK Global	21,550		1,480,054
Citrix Systems	3,870	[a]	356,040
Cognizant Technology Solutions, Cl. A	25,350		2,079,207
Electronic Arts	21,710	[a]	2,685,527
Facebook, Cl. A	41,351	[a]	7,373,710
Fiserv	7,005	[a]	1,004,447
International Business Machines	10,206		1,590,401
Microsoft	60,170		5,642,141
Red Hat	5,890	[a]	868,186
		37,111,772
Technology Hardware & Equipment - 7.4%
Apple	63,636		11,334,844
Cisco Systems	62,255		2,787,779
F5 Networks	9,875	[a]	1,466,635
HP	130,980		3,063,622
Jabil	15,315		414,883
Western Digital	29,030		2,526,771
		21,594,534
Telecommunication Services - 3.9%
AT&T	136,047		4,938,506
T-Mobile US	36,790	[a]	2,229,842
Verizon Communications	84,249		4,022,047
		11,190,395
Transportation - 3.7%
Copa Holdings, Cl. A	3,200		435,104
Delta Air Lines	24,972		1,345,991
Norfolk Southern	18,920		2,631,394
Southwest Airlines	44,865		2,594,992
Union Pacific	28,340		3,691,285
		10,698,766
Utilities - 1.4%
MDU Resources Group	68,755		1,807,569

BNY Mellon Large Cap Stock Fund (continued)
Description	Shares		Value ($)
Common Stocks - 99.2% (continued)
Utilities - 1.4% (continued)
Sempra Energy	20,160	[c]	2,197,037
		4,004,606
Total Common Stocks (cost $209,607,426)		287,358,199

Other Investment - .9%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,793,262)	2,793,262	[d]	2,793,262
Total Investments (cost $212,400,688)	100.1%	290,151,461
Liabilities, Less Cash and Receivables	(.1%)	(415,612)
Net Assets	100.0%	289,735,849

aNon-income producing security.

bInvestment in real estate investment trust.

cSecurity, or portion thereof, on loan. At February 28, 2018, the value of the fund’s securities on loan was $2,175,023 and the value of the collateral held by the fund was $2,240,122, consisting of U.S. Government & Agency securities.

dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	12.8
Pharmaceuticals, Biotechnology & Life Sciences	11.7
Technology Hardware & Equipment	7.4
Energy	7.4
Banks	6.2
Diversified Financials	6.0
Capital Goods	4.8
Semiconductors & Semiconductor Equipment	4.4
Insurance	4.4
Telecommunication Services	3.9
Retailing	3.8
Health Care Equipment & Services	3.8
Transportation	3.7
Food, Beverage & Tobacco	3.6
Food & Staples Retailing	3.2
Consumer Services	2.7
Media	2.2
Consumer Durables & Apparel	1.5
Utilities	1.4
Real Estate	1.2
Materials	1.1
Household & Personal Products	1.0
Automobiles & Components	1.0
Money Market Investment	.9
100.1

† Based on net assets.

See notes to financial statements.

22

BNY Mellon Large Cap Market Opportunities Fund
Description	Shares		Value ($)
Common Stocks - 49.6%
Capital Goods - 4.9%
3M	3,085		726,548
Deere & Co.	4,985		801,937
Donaldson	1,194		56,667
Emerson Electric	1,330		94,510
Fastenal	2,150	[a]	117,648
Flowserve	1,760		74,536
Honeywell International	4,482		677,275
Illinois Tool Works	4,253		686,604
Toro	850		54,034
		3,289,759
Consumer Durables & Apparel - .2%
NIKE, Cl. B	2,386		159,934
Consumer Services - 1.4%
McDonald's	815		128,558
Starbucks	2,287		130,588
Yum! Brands	8,320		677,082
		936,228
Diversified Financials - 5.6%
Ally Financial	37,840		1,055,736
Charles Schwab	20,335		1,078,162
Intercontinental Exchange	10,940		799,495
Invesco	24,318		791,308
		3,724,701
Energy - 2.8%
Andeavor	6,270		561,917
EOG Resources	1,418		143,814
Halliburton	665		30,869
Occidental Petroleum	1,866		122,410
Pioneer Natural Resources	327		55,665
Schlumberger	1,811		118,874
Valero Energy	9,295		840,454
		1,874,003
Food, Beverage & Tobacco - 3.4%
Constellation Brands, Cl. A	3,215		692,768
Mondelez International, Cl. A	18,550		814,345
Philip Morris International	7,009		725,782
		2,232,895
Health Care Equipment & Services - 4.5%
Abbott Laboratories	18,155		1,095,291
Cerner	2,055	[b]	131,849
Edwards Lifesciences	862	[b]	115,224
Henry Schein	1,864	[b]	123,378
Intuitive Surgical	411	[b]	175,271
ResMed	1,190		113,371
Stryker	836		135,566
UnitedHealth Group	4,382		991,033
Varian Medical Systems	1,031	[b]	123,040
		3,004,023
Household & Personal Products - .5%
Colgate-Palmolive	1,446		99,731
Estee Lauder, Cl. A	1,703		235,763
		335,494
Materials - 1.8%
DowDuPont	10,620		746,586
Ecolab	1,048		136,712

BNY Mellon Large Cap Market Opportunities Fund (continued)
Description	Shares		Value ($)
Common Stocks - 49.6% (continued)
Materials - 1.8% (continued)
FMC	1,370		107,518
International Flavors & Fragrances	665		93,931
Praxair	878		131,480
		1,216,227
Media - 2.7%
Comcast, Cl. A	24,640		892,214
Twenty-First Century Fox, Cl. A	20,210		744,132
Walt Disney	1,298		133,902
		1,770,248
Pharmaceuticals, Biotechnology & Life Sciences - 2.9%
Agilent Technologies	11,940		818,965
Allergan	3,522		543,163
Biogen	422	[b]	121,954
Gilead Sciences	925		72,825
Johnson & Johnson	976		126,763
Mettler-Toledo International	145	[b]	89,352
Waters	678	[b]	138,746
		1,911,768
Real Estate - .9%
Equinix	1,602	[c]	628,144
Retailing - 2.5%
Amazon.com	834	[b]	1,261,383
O'Reilly Automotive	444	[b]	108,420
The TJX Companies	2,206		182,392
Tractor Supply	2,039		132,392
		1,684,587
Semiconductors & Semiconductor Equipment - 3.7%
Broadcom	2,704		666,428
NVIDIA	7,479		1,809,918
		2,476,346
Software & Services - 10.6%
Adobe Systems	7,149	[b]	1,495,070
Alphabet, Cl. A	1,167	[b]	1,288,275
Alphabet, Cl. C	115	[b]	127,044
Automatic Data Processing	850		98,022
Cognizant Technology Solutions, Cl. A	1,650		135,333
Electronic Arts	7,794	[b]	964,118
Jack Henry & Associates	1,290		151,317
Manhattan Associates	2,990	[b]	125,879
Mastercard, Cl. A	1,388		243,955
Microsoft	13,169		1,234,857
Oracle	2,381		120,645
Paychex	2,161		140,746
Visa, Cl. A	7,985		981,676
		7,106,937
Technology Hardware & Equipment - 1.0%
Amphenol, Cl. A	2,523		230,577
Cisco Systems	3,778		169,179
IPG Photonics	646	[b]	158,683
TE Connectivity	1,070		110,306
		668,745

23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Large Cap Market Opportunities Fund (continued)
Description	Shares	Value ($)
Common Stocks - 49.6% (continued)
Transportation - .2%
Expeditors International of Washington	2,125	138,040
Total Common Stocks (cost $21,208,333)		33,158,079

Other Investment - 50.5%
Registered Investment Company;
BNY Mellon Income Stock Fund, Cl. M	774,245	[d] 7,239,192
Dreyfus Institutional Preferred Government Plus Money Market Fund	325,092	[e] 325,092
Dreyfus Research Growth Fund, Cl. Y	1,060,918	[d,f] 16,847,375
Dreyfus Strategic Value Fund, Cl. Y	230,938	[d] 9,302,197
Total Other Investment (cost $27,185,585)		33,713,856
Total Investments (cost $48,393,918)	100.1%	66,871,935
Liabilities, Less Cash and Receivables	(.1%)	(54,246)
Net Assets	100.0%	66,817,689

aSecurity, or portion thereof, on loan. At February 28, 2018, the value of the fund’s securities on loan was $116,444 and the value of the collateral held by the fund was $120,142, consisting of U.S. Government & Agency securities.

bNon-income producing security.

cInvestment in real estate investment trust.

dInvestment in affiliated mutual fund.

eInvestment in affiliated money market mutual fund.

fThe fund's investment in the Dreyfus Research Growth Fund represents 25.2% of the fund's total investments. The Dreyfus Research Growth Fund seeks to provide long-term capital appreciation.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	50.0
Software & Services	10.6
Diversified Financials	5.6
Capital Goods	4.9
Health Care Equipment & Services	4.5
Semiconductors & Semiconductor Equipment	3.7
Food, Beverage & Tobacco	3.4
Pharmaceuticals, Biotechnology & Life Sciences	2.9
Energy	2.8
Media	2.7
Retailing	2.5
Materials	1.8
Consumer Services	1.4
Technology Hardware & Equipment	1.0
Real Estate	.9
Household & Personal Products	.5
Money Market Investment	.5
Consumer Durables & Apparel	.2
Transportation	.2
100.1

† Based on net assets.

See notes to financial statements.

24

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 69.4%
Automobiles & Components - .2%
Aptiv	1,380		126,035
Ford Motor	10,418		110,535
General Motors	1,835		72,207
Goodyear Tire & Rubber	2,155		62,366
Harley-Davidson	2,994	[a]	135,868
		507,011
Banks - 2.7%
Bank of America	59,574		1,912,325
BB&T	10,767		585,186
Citigroup	11,965		903,238
Citizens Financial Group	6,935		301,603
Fifth Third Bancorp	3,234		106,884
JPMorgan Chase & Co.	19,559		2,259,065
KeyCorp	10,500		221,865
M&T Bank	630		119,599
PNC Financial Services Group	4,971		783,728
SunTrust Banks	1,700		118,728
U.S. Bancorp	5,082		276,258
Wells Fargo & Co.	25,282		1,476,722
Zions Bancorporation	2,665		146,495
		9,211,696
Capital Goods - 6.0%
3M	14,421		3,396,290
Allegion	2,996		251,994
Boeing	3,710		1,343,799
Caterpillar	3,798		587,285
Deere & Co.	16,601		2,670,603
Donaldson	2,990		141,905
Dover	4,284		428,828
Eaton	4,989		402,612
Emerson Electric	5,405		384,079
Fastenal	5,370	[a]	293,846
Flowserve	5,915		250,500
Fortive	2,056		157,901
General Dynamics	741		164,835
General Electric	44,450		627,190
Honeywell International	20,957		3,166,812
Illinois Tool Works	15,668		2,529,442
Ingersoll-Rand	5,160		458,208
Johnson Controls International	1,631		60,135
Lockheed Martin	1,377		485,310
Northrop Grumman	1,146		401,146
Parker-Hannifin	612		109,224
Raytheon	3,349		728,441
Rockwell Collins	1,753		241,423
Stanley Black & Decker	653		103,951
Toro	2,120		134,768
TransDigm Group	632		182,212
United Rentals	875	[b]	153,204
United Technologies	2,681		361,238
W.W. Grainger	220	[a]	57,541
Xylem	2,698		201,217
		20,475,939
Commercial & Professional Services - .1%
Robert Half International	2,005		114,425

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 69.4% (continued)
Commercial & Professional Services - .1% (continued)
Waste Management	2,644		228,230
		342,655
Consumer Durables & Apparel - .6%
Leggett & Platt	5,590		242,941
Lennar, Cl. A	4,900		277,242
Mattel	5,425	[a]	86,258
Newell Brands	3,020		77,584
NIKE, Cl. B	18,820		1,261,505
Under Armour, Cl. A	985	[b]	16,331
VF	3,110		231,913
		2,193,774
Consumer Services - 1.5%
Carnival	2,398		160,450
Marriott International, Cl. A	608		85,856
McDonald's	6,579		1,037,771
Starbucks	20,253		1,156,446
Wyndham Worldwide	840		97,255
Wynn Resorts	1,077		180,398
Yum! Brands	30,057		2,446,039
		5,164,215
Diversified Financials - 5.8%
Ally Financial	120,270		3,355,533
American Express	1,959		191,022
Ameriprise Financial	1,989		311,159
Berkshire Hathaway, Cl. B	9,979	[b]	2,067,649
BlackRock	456		250,540
Capital One Financial	4,413		432,165
Charles Schwab	76,846		4,074,375
CME Group	3,750		623,100
Discover Financial Services	5,797		456,978
Goldman Sachs Group	2,240		588,963
Intercontinental Exchange	42,828		3,129,870
Invesco	83,980		2,732,709
Moody's	720		120,154
Morgan Stanley	6,300		352,926
Navient	11,370		147,355
S&P Global	1,858		356,364
State Street	5,436		577,031
T. Rowe Price Group	31		3,469
		19,771,362
Energy - 3.8%
Anadarko Petroleum	4,930		281,207
Andeavor	22,060		1,977,017
Apache	1,925	[a]	65,739
Baker Hughes	4,007		105,785
Cabot Oil & Gas	5,290		127,806
Chevron	8,840		989,373
Cimarex Energy	937		90,036
ConocoPhillips	2,191		118,993
Devon Energy	6,515		199,815
EOG Resources	9,172		930,224
EQT	390		19,621
Exxon Mobil	21,429		1,623,032

25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 69.4% (continued)
Energy - 3.8% (continued)
Halliburton	4,912		228,015
Helmerich & Payne	5,630	[a]	363,417
Hess	1,575		71,537
Kinder Morgan	1,550		25,110
Marathon Oil	15,500		225,060
Marathon Petroleum	3,221		206,337
National Oilwell Varco	1,545		54,214
Newfield Exploration	2,200	[b]	51,326
Noble Energy	3,335		99,483
Occidental Petroleum	5,304		347,942
ONEOK	1,650		92,945
Phillips 66	3,963		358,136
Pioneer Natural Resources	1,823		310,329
Range Resources	8,805	[a]	117,018
Schlumberger	8,802		577,763
Superior Energy Services	1	[b]	9
TechnipFMC	2,735		78,823
Valero Energy	35,653		3,223,744
Williams Cos.	94		2,609
		12,962,465
Food & Staples Retailing - .7%
Costco Wholesale	3,397		648,487
CVS Health	5,366		363,439
Kroger	13,152		356,682
Sysco	1,650		98,423
Walgreens Boots Alliance	7,587		522,668
Walmart	5,992		539,340
		2,529,039
Food, Beverage & Tobacco - 3.9%
Altria Group	15,089		949,853
Archer-Daniels-Midland	4,910		203,863
Coca-Cola	16,520		713,994
Constellation Brands, Cl. A	12,782		2,754,265
General Mills	1,720		86,946
Hershey	281		27,611
Kraft Heinz	4,451		298,440
McCormick & Co.	2,837		302,935
Molson Coors Brewing, Cl. B	4,105		313,006
Mondelez International, Cl. A	75,375		3,308,962
Monster Beverage	2,265	[b]	143,533
PepsiCo	8,990		986,473
Philip Morris International	28,619		2,963,497
Tyson Foods, Cl. A	1,390		103,388
		13,156,766
Health Care Equipment & Services - 4.9%
Abbott Laboratories	63,223		3,814,244
Aetna	3,538		626,438
AmerisourceBergen	2,378		226,290
Anthem	2,439		574,092
Baxter International	1,555		105,413
Becton Dickinson & Co.	3,076		682,934
Boston Scientific	20,869	[b]	568,889
Cardinal Health	1,070		74,055
Cerner	5,830	[b]	374,053

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 69.4% (continued)
Health Care Equipment & Services - 4.9% (continued)
Cigna	2,556		500,695
Danaher	4,112		402,071
Dentsply Sirona	835		46,810
Edwards Lifesciences	2,158	[b]	288,460
Envision Healthcare	1,290	[b]	49,665
Express Scripts Holding	63	[b]	4,753
Henry Schein	4,646	[b]	307,519
Humana	1,673		454,755
Intuitive Surgical	2,299	[b]	980,409
McKesson	693		103,416
Medtronic	7,860		627,935
Patterson	90		2,842
ResMed	2,967		282,666
Stryker	3,076		498,804
UnitedHealth Group	20,800		4,704,128
Varian Medical Systems	2,569	[b]	306,584
Zimmer Biomet Holdings	103		11,974
		16,619,894
Household & Personal Products - .8%
Clorox	2,630		339,480
Colgate-Palmolive	10,438		719,909
Estee Lauder, Cl. A	5,345		739,962
Kimberly-Clark	1,327		147,191
Procter & Gamble	11,701		918,763
		2,865,305
Insurance - 1.1%
Aflac	250		22,220
Allstate	4,455		411,018
American International Group	7,695		441,231
Aon	3,866		542,477
Brighthouse Financial	614		33,322
Chubb	906		128,580
Cincinnati Financial	1,410		105,172
Hartford Financial Services Group	8,125		429,406
Lincoln National	2,076		158,129
Marsh & McLennan Cos.	5,996		497,788
MetLife	3,712		171,457
Prudential Financial	1,076		114,400
Travelers	3,979		553,081
		3,608,281
Materials - 2.3%
Air Products & Chemicals	3,410		548,294
CF Industries Holdings	2,605		107,430
DowDuPont	50,057		3,519,007
Ecolab	2,610		340,475
FMC	3,410		267,617
Freeport-McMoRan	21,175	[b]	393,855
International Flavors & Fragrances	1,660		234,475
International Paper	2,004		119,418
LyondellBasell Industries, Cl. A	3,186		344,789
Monsanto	3,049		376,155
Mosaic	1,600		42,112
Newmont Mining	4,165		159,103

26

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 69.4% (continued)
Materials - 2.3% (continued)
Nucor	1,060		69,324
PPG Industries	3,746		421,200
Praxair	2,587		387,403
Sealed Air	855	[a]	36,226
Sherwin-Williams	186		74,694
Vulcan Materials	2,949		347,186
		7,788,763
Media - 2.7%
CBS, Cl. B	959		50,798
Charter Communications, Cl. A	446	[b]	152,501
Comcast, Cl. A	114,017		4,128,556
Discovery Communications, Cl. C	1,220	[b]	28,036
Nielsen Holdings	2,945		96,095
Omnicom Group	820		62,509
Time Warner	6,747		627,201
Twenty-First Century Fox, Cl. A	69,116		2,544,851
Viacom, Cl. B	2,590		86,351
Walt Disney	15,335		1,581,959
		9,358,857
Pharmaceuticals, Biotechnology & Life Sciences - 4.8%
AbbVie	8,413		974,478
Agilent Technologies	37,980		2,605,048
Alexion Pharmaceuticals	567	[b]	66,594
Allergan	13,239		2,041,719
Amgen	5,181		952,112
Biogen	2,596	[b]	750,218
Bristol-Myers Squibb	11,752		777,982
Celgene	7,636	[b]	665,248
Eli Lilly & Co.	8,901		685,555
Gilead Sciences	13,866		1,091,670
Johnson & Johnson	16,932		2,199,128
Merck & Co.	13,701		742,868
Mettler-Toledo International	362	[b]	223,072
Mylan	595	[b]	23,990
Pfizer	35,223		1,278,947
Regeneron Pharmaceuticals	206	[b]	66,011
Thermo Fisher Scientific	3,981		830,357
Vertex Pharmaceuticals	466	[b]	77,370
Waters	1,692	[b]	346,251
		16,398,618
Real Estate - 1.5%
American Tower	2,360	[c]	328,819
Apartment Investment & Management, Cl. A	5,805	[c]	224,421
AvalonBay Communities	2,636	[c]	411,269
Crown Castle International	2,870	[c]	315,872
Equinix	5,483	[c]	2,149,884
Equity Residential	177	[c]	9,953
Extra Space Storage	710	[a,c]	60,386
Federal Realty Investment Trust	488	[c]	55,603
GGP	5,360	[c]	113,471
HCP	13,485	[c]	291,815
Iron Mountain	7,405	[c]	232,961
Macerich	2,445	[c]	144,108

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 69.4% (continued)
Real Estate - 1.5% (continued)
Simon Property Group	1,672	[c]	256,669
SL Green Realty	2,005	[a,c]	194,325
Ventas	3,150	[c]	152,208
Vornado Realty Trust	810	[c]	53,841
Weyerhaeuser	5,650	[c]	197,920
		5,193,525
Retailing - 4.0%
Amazon.com	4,999	[b]	7,560,738
Dollar Tree	3,014	[b]	309,357
eBay	2,742	[b]	117,522
Genuine Parts	414		38,022
Home Depot	8,631		1,573,172
Kohl's	2,060		136,145
L Brands	289	[a]	14,256
Lowe's	6,692		599,536
Macy's	1,844	[a]	54,232
Netflix	3,234	[b]	942,323
O'Reilly Automotive	2,322	[b]	567,009
Ross Stores	2,388		186,479
The TJX Companies	13,342		1,103,117
Tractor Supply	5,096		330,883
		13,532,791
Semiconductors & Semiconductor Equipment - 3.9%
Advanced Micro Devices	1,980	[a,b]	23,978
Analog Devices	1,503		135,495
Applied Materials	5,935		341,797
Broadcom	10,166		2,505,512
Intel	29,047		1,431,727
Lam Research	2,914		559,080
Micron Technology	6,870	[b]	335,325
NVIDIA	27,761		6,718,162
QUALCOMM	4,532		294,580
Texas Instruments	9,099		985,877
Xilinx	1,834		130,673
		13,462,206
Software & Services - 12.4%
Accenture, Cl. A	4,575		736,621
Activision Blizzard	570		41,684
Adobe Systems	26,691	[b]	5,581,889
Alphabet, Cl. A	5,533	[b]	6,107,989
Alphabet, Cl. C	1,808	[b]	1,997,352
Autodesk	1,980	[b]	232,591
Automatic Data Processing	7,090		817,619
Booking Holdings	407	[b]	827,854
Cognizant Technology Solutions, Cl. A	7,482		613,674
DXC Technology	1,729		177,292
Electronic Arts	24,779	[b]	3,065,162
Facebook, Cl. A	14,253	[b]	2,541,595
Fiserv	3,832	[b]	549,470
International Business Machines	3,315		516,576
Intuit	737		122,976
Jack Henry & Associates	3,225		378,293
Manhattan Associates	7,460	[b]	314,066

27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 69.4% (continued)
Software & Services - 12.4% (continued)
Mastercard, Cl. A	10,920		1,919,299
Microsoft	89,398		8,382,850
Oracle	19,590		992,625
Paychex	10,684		695,849
PayPal Holdings	3,087	[b]	245,139
salesforce.com	7,014	[b]	815,378
Visa, Cl. A	36,720		4,514,357
Western Union	4,157		82,392
		42,270,592
Technology Hardware & Equipment - 2.9%
Amphenol, Cl. A	10,194		931,630
Apple	30,321		5,400,777
Cisco Systems	39,627		1,774,497
Corning	14,950		434,746
Hewlett Packard Enterprise	20,128		374,180
HP	20,128		470,794
IPG Photonics	1,610	[b]	395,480
Motorola Solutions	768		81,523
Seagate Technology	345		18,423
Western Digital	1,496		130,212
		10,012,262
Telecommunication Services - .8%
AT&T	31,898		1,157,897
CenturyLink	11,395		201,350
TE Connectivity	2,670		275,250
Verizon Communications	20,465		976,999
		2,611,496
Transportation - .9%
CSX	7,713		414,342
Delta Air Lines	3,995		215,331
Expeditors International of Washington	5,300		344,288
FedEx	2,533		624,157
Norfolk Southern	757		105,284
Southwest Airlines	9,025		522,006
Union Pacific	6,428		837,247
United Parcel Service, Cl. B	1,636		170,815
		3,233,470
Utilities - 1.1%
AES	11,440		124,353
American Electric Power	2,915		191,166
CenterPoint Energy	5,755		155,673
CMS Energy	8,781		372,753
Dominion Energy	1,448		107,253
DTE Energy	660		66,515
Duke Energy	1,027		77,374
Eversource Energy	3,785		215,745
Exelon	4,340		160,754
NextEra Energy	5,041		766,988
NiSource	10,190		235,695
NRG Energy	7,975		206,234
Pinnacle West Capital	1,425		109,668
SCANA	3,480		138,052
Sempra Energy	4,585	[a]	499,673

BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 69.4% (continued)
Utilities - 1.1% (continued)
Southern	613	[a]	26,396
Xcel Energy	10,635		460,283
		3,914,575
Total Common Stocks (cost $120,289,648)		237,185,557

Other Investment - 30.5%
Registered Investment Company;
BNY Mellon Income Stock Fund, Cl. M	2,520,634	[d]	23,567,924
Dreyfus Institutional Preferred Government Plus Money Market Fund	2,449,641	[e]	2,449,641
Dreyfus Research Growth Fund, Cl. Y	3,213,704	[d]	51,033,619
Dreyfus Strategic Value Fund, Cl. Y	669,712	[d]	26,975,997
Total Other Investment (cost $88,558,533)		104,027,181

Investment of Cash Collateral for Securities Loaned - .2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $825,894)	825,894	[e]	825,894
Total Investments (cost $209,674,075)	100.1%	342,038,632
Liabilities, Less Cash and Receivables	(.1%)	(405,658)
Net Assets	100.0%	341,632,974

aSecurity, or portion thereof, on loan. At February 28, 2018, the value of the fund’s securities on loan was $1,927,155 and the value of the collateral held by the fund was $1,989,025, consisting of cash collateral of $825,894 and U.S. Government & Agency securities valued at $1,163,131.

bNon-income producing security.

cInvestment in real estate investment trust.

dInvestment in affiliated mutual fund.

eInvestment in affiliated money market mutual fund.

28

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	29.8
Software & Services	12.4
Capital Goods	6.0
Diversified Financials	5.8
Health Care Equipment & Services	4.9
Pharmaceuticals, Biotechnology & Life Sciences	4.8
Retailing	4.0
Semiconductors & Semiconductor Equipment	3.9
Food, Beverage & Tobacco	3.9
Energy	3.8
Technology Hardware & Equipment	2.9
Media	2.7
Banks	2.7
Materials	2.3
Real Estate	1.5
Consumer Services	1.5
Utilities	1.1
Insurance	1.1
Money Market Investments	.9
Transportation	.9
Household & Personal Products	.8
Telecommunication Services	.8
Food & Staples Retailing	.7
Consumer Durables & Apparel	.6
Automobiles & Components	.2
Commercial & Professional Services	.1
100.1

† Based on net assets.

See notes to financial statements.

29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Income Stock Fund
Description	Shares	Value ($)
Common Stocks - 95.9%
Banks - 22.6%
Bank of America	1,736,129	55,729,741
BB&T	708,885	38,527,900
Citigroup	163,766	12,362,695
JPMorgan Chase & Co.	508,066	58,681,623
PNC Financial Services Group	117,921	18,591,425
SunTrust Banks	529,636	36,989,778
U.S. Bancorp	650,788	35,376,836
Wells Fargo & Co.	362,758	21,188,695
		277,448,693
Capital Goods - 6.1%
Honeywell International	117,288	17,723,390
Raytheon	119,805	26,058,785
United Technologies	231,074	31,134,911
		74,917,086
Consumer Services - 1.1%
Las Vegas Sands	186,259	13,561,518
Diversified Financials - 3.2%
Capital One Financial	122,256	11,972,530
Morgan Stanley	496,799	27,830,680
		39,803,210
Energy - 10.0%
Exxon Mobil	348,988	26,432,351
Occidental Petroleum	621,319	40,758,526
Phillips 66	255,436	23,083,751
Schlumberger	221,888	14,564,728
Valero Energy	192,505	17,406,302
		122,245,658
Food, Beverage & Tobacco - 6.0%
Coca-Cola	468,982	20,269,402
Conagra Brands	522,043	18,861,414
Kellogg	326,147	[a] 21,590,931
Kraft Heinz	185,714	12,452,124
		73,173,871
Health Care Equipment & Services - 1.0%
UnitedHealth Group	54,931	12,423,195
Insurance - 3.3%
American International Group	346,535	19,870,317
Prudential Financial	193,797	20,604,497
		40,474,814
Materials - 5.2%
CF Industries Holdings	439,474	18,123,908
DowDuPont	475,942	33,458,723
Vulcan Materials	108,869	12,817,147
		64,399,778
Media - 3.8%
Comcast, Cl. A	368,880	13,357,145
Omnicom Group	274,646	[a] 20,936,265
Time Warner	126,511	11,760,463
		46,053,873
Pharmaceuticals, Biotechnology & Life Sciences - 6.7%
Bristol-Myers Squibb	176,163	11,661,991
Johnson & Johnson	159,131	20,667,934
Merck & Co.	200,717	10,882,876

BNY Mellon Income Stock Fund (continued)
Description	Shares	Value ($)
Common Stocks - 95.9% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 6.7% (continued)
Pfizer	1,066,959	38,741,281
		81,954,082
Real Estate - 4.4%
Lamar Advertising, Cl. A	339,409	[a,b] 22,560,516
Outfront Media	865,456	[b] 17,750,502
Uniti Group	875,571	[a,b] 13,440,015
		53,751,033
Semiconductors & Semiconductor Equipment - 1.8%
Texas Instruments	209,591	22,709,185
Software & Services - 2.1%
International Business Machines	95,904	14,944,720
Oracle	223,335	11,316,384
		26,261,104
Technology Hardware & Equipment - 8.7%
Apple	271,331	48,329,478
Cisco Systems	1,301,923	58,300,112
		106,629,590
Telecommunication Services - 4.7%
AT&T	683,479	24,810,288
Verizon Communications	456,898	21,812,310
Vodafone Group, ADR	397,144	[a] 11,243,147
		57,865,745
Transportation - 1.5%
Delta Air Lines	337,066	18,167,857
Utilities - 3.7%
FirstEnergy	878,024	28,386,516
NextEra Energy Partners	443,828	[a] 17,415,811
		45,802,327
Total Common Stocks (cost $958,007,326)		1,177,642,619

Preferred Stocks - 1.0%
Energy - 1.0%
Hess, 8.00%, 2/1/19 (cost $13,012,387)	220,867	12,094,677

Other Investment - .9%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $11,496,057)	11,496,057	[c] 11,496,057

30

BNY Mellon Income Stock Fund (continued)
Description	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 3.1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $38,563,377)	38,563,377	[c] 38,563,377
Total Investments (cost $1,021,079,147)	100.9%	1,239,796,730
Liabilities, Less Cash and Receivables	(.9%)	(11,451,618)
Net Assets	100.0%	1,228,345,112

ADR—American Depository Receipt

aSecurity, or portion thereof, on loan. At February 28, 2018, the value of the fund’s securities on loan was $62,554,258 and the value of the collateral held by the fund was $64,975,975, consisting of cash collateral of $38,563,377 and U.S. Government & Agency securities valued at $26,412,598.

bInvestment in real estate investment trust.

cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Banks	22.6
Energy	11.0
Technology Hardware & Equipment	8.7
Pharmaceuticals, Biotechnology & Life Sciences	6.7
Capital Goods	6.1
Food, Beverage & Tobacco	6.0
Materials	5.2
Telecommunication Services	4.7
Real Estate	4.4
Money Market Investments	4.0
Media	3.8
Utilities	3.7
Insurance	3.3
Diversified Financials	3.2
Software & Services	2.1
Semiconductors & Semiconductor Equipment	1.8
Transportation	1.5
Consumer Services	1.1
Health Care Equipment & Services	1.0
100.9

† Based on net assets.

See notes to financial statements.

31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 98.7%
Automobiles & Components - .8%
Adient	9,732	[a]	603,968
Aptiv	29,680		2,710,674
BorgWarner	119,323		5,856,373
Delphi Technologies	9,893		472,391
Fiat Chrysler Automobiles	70,713		1,498,408
Gentex	84,095		1,909,797
Goodyear Tire & Rubber	53,335		1,543,515
Harley-Davidson	28,450	[a]	1,291,061
Lear	9,909		1,848,722
Tenneco	28,045		1,473,765
Thor Industries	12,105		1,561,545
Visteon	43,071	[b]	5,333,913
		26,104,132
Banks - 4.5%
Bank of the Ozarks	7,940	[a]	396,127
BB&T	29,043		1,578,487
BOK Financial	11,415		1,078,147
CIT Group	50,255		2,666,028
Citizens Financial Group	14,660		637,563
Comerica	30,315		2,947,224
Cullen/Frost Bankers	15,365		1,597,806
East West Bancorp	483,731		31,708,567
Fifth Third Bancorp	291,375		9,629,944
First Horizon National	95,155		1,812,703
First Republic Bank	119,491		11,088,765
Huntington Bancshares	455,802		7,156,091
KeyCorp	531,686		11,234,525
M&T Bank	18,002		3,417,500
New York Community Bancorp	71,520		974,102
PacWest Bancorp	27,855		1,452,360
People's United Financial	76,030		1,455,214
Popular	33,565		1,410,066
Regions Financial	404,076		7,843,115
Signature Bank	74,226	[b]	10,851,099
SunTrust Banks	151,431		10,575,941
SVB Financial Group	55,622	[b]	13,848,766
TCF Financial	78,080		1,741,184
Zions Bancorporation	64,130		3,525,226
		140,626,550
Capital Goods - 11.1%
Acuity Brands	45,671	[a]	6,511,771
AECOM	54,270	[a,b]	1,927,128
Air Lease	87,181	[a]	3,807,194
Allegion	153,304		12,894,399
AMETEK	231,087		17,502,529
Arconic	140,609		3,429,454
Beacon Roofing Supply	142,693	[b]	7,549,887
BWX Technologies	106,421		6,700,266
Carlisle	3,379		347,733
Cummins	29,385		4,941,675
Curtiss-Wright	26,861		3,625,698
Donaldson	47,180		2,239,163
Dover	24,330		2,435,433
Eaton	39,800		3,211,860
EnerSys	33,538		2,337,263

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Capital Goods - 11.1% (continued)
Fastenal	164,366	[a]	8,994,108
Flowserve	1,025		43,409
Fluor	340,274		19,361,591
Fortune Brands Home & Security	163,314		9,906,627
Graco	112,016		4,967,910
Harris	48,098		7,510,503
Hubbell	13,299		1,742,834
Huntington Ingalls Industries	9,556		2,503,768
IDEX	114,198		15,622,286
Ingersoll-Rand	46,622		4,140,034
Jacobs Engineering Group	9,215		562,668
L3 Technologies	25,124		5,214,486
Lincoln Electric Holdings	13,780		1,206,301
Masco	204,913		8,426,023
MasTec	32,751	[b]	1,668,663
Mercury Systems	149,284	[b]	6,862,585
Middleby	208,988	[b]	25,130,807
MSC Industrial Direct, Cl. A	8,765		766,762
Nordson	20,995		2,814,800
Orbital ATK	12,445		1,643,487
Owens Corning	28,985		2,356,480
PACCAR	231,628		16,582,249
Parker-Hannifin	38,202		6,817,911
Pentair	26,730		1,836,084
Quanta Services	227,772	[b]	7,844,468
Rockwell Automation	12,719		2,299,595
Rockwell Collins	23,475		3,232,977
Roper Technologies	98,800		27,178,892
Snap-on	77,837	[a]	12,393,207
Spirit AeroSystems Holdings, Cl. A	71,876		6,561,560
Stanley Black & Decker	32,258		5,135,151
Terex	26,455		1,098,412
Textron	108,221		6,477,027
Timken	77,190		3,380,922
TransDigm Group	8,180	[a]	2,358,376
United Rentals	18,545	[b]	3,247,044
W.W. Grainger	7,602		1,988,303
WABCO Holdings	53,520	[b]	7,384,154
Wabtec	19,895	[a]	1,618,259
Watsco	48,934		8,092,216
WESCO International	39,194	[b]	2,439,826
Xylem	176,660		13,175,303
		352,049,521
Commercial & Professional Services - 2.0%
Avery Dennison	17,365		2,051,675
Cintas	17,005		2,902,073
Copart	347,330	[a,b]	16,258,517
IHS Markit	38,186	[b]	1,796,651
KAR Auction Services	11,520		623,002
ManpowerGroup	58,099		6,882,408
Republic Services	43,970		2,953,905
Robert Half International	82,966		4,734,870
Stericycle	18,825	[b]	1,179,763
Verisk Analytics	130,519	[b]	13,337,737

32

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Commercial & Professional Services - 2.0% (continued)
Waste Connections	159,760		11,307,813
		64,028,414
Consumer Durables & Apparel - 2.8%
Brunswick	26,165		1,496,638
Carter's	85,913		10,024,329
D.R. Horton	26,010		1,089,819
Garmin	22,545		1,335,566
Hanesbrands	82,610	[a]	1,602,634
Hasbro	125,392		11,983,713
Leggett & Platt	25,880		1,124,745
Lennar, Cl. A	16,500		933,570
Lennar, Cl. B	330	[a]	14,969
Lululemon Athletica	168,744	[b]	13,685,138
Mattel	73,225	[a]	1,164,277
Michael Kors Holdings	22,195	[b]	1,396,731
Mohawk Industries	3,807	[b]	913,223
Newell Brands	586,562		15,068,778
NVR	780	[b]	2,217,673
Polaris Industries	12,611		1,437,528
PulteGroup	138,299		3,882,053
PVH	56,857		8,203,328
Ralph Lauren	10,939		1,157,784
Skechers USA, Cl. A	22,611	[b]	925,242
Tapestry	33,095		1,684,866
Toll Brothers	45,290		1,985,061
TopBuild	6,003	[b]	418,049
Tupperware Brands	9,295		455,920
Under Armour, Cl. A	52,450	[a,b]	869,621
Under Armour, Cl. C	24,910	[a,b]	374,896
Whirlpool	8,340		1,354,666
		86,800,817
Consumer Services - 1.8%
Aramark	54,045		2,254,217
Chipotle Mexican Grill	2,787	[a,b]	887,409
Darden Restaurants	22,040		2,031,868
Dunkin' Brands Group	15,355		919,611
Grand Canyon Education	55,960	[b]	5,492,474
Hilton Grand Vacations	13,786	[b]	595,004
Hilton Worldwide Holdings	19,703		1,591,805
Hyatt Hotels, Cl. A	9,770		754,928
ILG	8,080		245,309
Marriott International, Cl. A	28,440		4,016,012
MGM Resorts International	60,420	[a]	2,068,177
Norwegian Cruise Line Holdings	112,315	[b]	6,390,723
Royal Caribbean Cruises	20,180		2,554,788
Service Corporation International	52,230		1,954,969
Texas Roadhouse	130,488		7,210,767
Wyndham Worldwide	22,890		2,650,204
Wynn Resorts	95,190		15,944,325
		57,562,590
Diversified Financials - 7.3%
Affiliated Managers Group	51,721		9,793,889
AGNC Investment	61,310	[c]	1,099,901
Ally Financial	708,192		19,758,557

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Diversified Financials - 7.3% (continued)
Ameriprise Financial	22,290		3,487,048
Cboe Global Markets	74,586		8,354,378
Credit Acceptance	2,099	[a,b]	660,534
Discover Financial Services	118,660		9,353,968
Dun & Bradstreet	16,421		2,053,282
E*TRADE Financial	461,365	[b]	24,097,094
Eaton Vance	151,324		8,009,579
Equifax	17,235		1,947,555
Granite Point Mortgage Trust	14,770		248,875
H&R Block	37,435		948,229
Intercontinental Exchange	214,852		15,701,384
Invesco	249,509		8,119,023
Legg Mason	42,355		1,690,388
Leucadia National	694,612		16,663,742
LPL Financial Holdings	22,080		1,419,082
MFA Financial	185,725	[c]	1,322,362
Moody's	37,197		6,207,435
Nasdaq	23,680		1,912,160
Navient	277,202		3,592,538
Northern Trust	19,900		2,106,813
Principal Financial Group	32,030		1,996,430
Raymond James Financial	262,880		24,371,605
SLM	1,463,898	[b]	15,971,127
Starwood Property Trust	35,825	[c]	725,456
State Street	32,373		3,436,394
Synchrony Financial	589,747		21,460,893
T. Rowe Price Group	28,625		3,203,137
TD Ameritrade Holding	156,340		8,989,550
Two Harbors Investment	77,930	[c]	1,144,792
		229,847,200
Energy - 4.8%
Anadarko Petroleum	98,577		5,622,832
Andeavor	201,419		18,051,171
Antero Resources	75,100	[a,b]	1,412,631
Apache	42,560	[a]	1,453,424
Baker Hughes	31,250	[a]	825,000
Cabot Oil & Gas	351,041		8,481,151
Cheniere Energy	56,385	[a,b]	2,961,340
Chesapeake Energy	203,335	[a,b]	573,405
Cimarex Energy	34,806		3,344,509
CNX Resources	75,810	[b]	1,218,267
Concho Resources	17,823	[b]	2,687,708
CONSOL Energy	9,476		300,294
Devon Energy	13,620		417,725
Diamondback Energy	91,538		11,409,296
Energen	104,445	[b]	5,714,186
Enerplus	96,121		1,062,137
EQT	145,584		7,324,331
Gulfport Energy	41,400	[b]	401,580
Helmerich & Payne	115,589	[a]	7,461,270
HollyFrontier	30,210		1,293,894
Marathon Oil	170,985		2,482,702
Marathon Petroleum	108,216		6,932,317
Murphy Oil	38,930		986,876
Nabors Industries	108,520	[a]	702,124

33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Energy - 4.8% (continued)
National Oilwell Varco	21,315	[a]	747,943
Newfield Exploration	102,192	[b]	2,384,139
Noble Energy	5,970		178,085
Oceaneering International	12,525		230,210
ONEOK	24,750		1,394,167
Parsley Energy, Cl. A	397,549	[b]	10,050,039
Patterson-UTI Energy	3,005		54,300
PBF Energy, Cl. A	24,435		716,190
PDC Energy	195,004	[a,b]	10,243,560
Pioneer Natural Resources	52,730		8,976,228
QEP Resources	22,965	[b]	197,958
Range Resources	67,835	[a]	901,527
RSP Permian	41,638	[b]	1,595,152
Southwestern Energy	193,980	[a,b]	692,509
Superior Energy Services	118,037	[a,b]	1,009,216
Targa Resources	37,780		1,686,877
Transocean	134,575	[a,b]	1,225,978
Valero Energy	130,983		11,843,483
Weatherford International	27,125	[a,b]	71,339
Williams Cos.	79,385		2,203,728
World Fuel Services	15,140		345,949
WPX Energy	118,225	[b]	1,670,519
		151,539,266
Exchange-Traded Funds - .7%
iShares Russell Mid-Cap Growth ETF	145,619	[a]	17,966,472
SPDR S&P MidCap 400 ETF Trust	7,830	[a]	2,656,406
		20,622,878
Food & Staples Retailing - .3%
Rite Aid	34,100	[b]	67,177
Sprouts Farmers Market	174,354	[a,b]	4,491,359
Sysco	6,140		366,251
US Foods Holding	168,761	[b]	5,634,930
		10,559,717
Food, Beverage & Tobacco - 1.2%
Archer-Daniels-Midland	195,305		8,109,064
Brown-Forman, Cl. B	17,330		1,209,461
Bunge	7,155		539,702
Campbell Soup	16,265	[a]	700,208
Coca-Cola European Partners	91,503		3,478,944
Conagra Brands	51,890		1,874,786
Constellation Brands, Cl. A	7,293		1,571,496
Dr. Pepper Snapple Group	11,415		1,326,994
Hershey	12,140		1,192,876
Ingredion	19,837		2,591,506
J.M. Smucker	16,100		2,033,430
Kellogg	6,395	[a]	423,349
Lamb Weston Holdings	32,136		1,738,236
McCormick & Co.	19,335		2,064,591
Molson Coors Brewing, Cl. B	16,900		1,288,625
Monster Beverage	17,622	[b]	1,116,706
Nomad Foods	111,641	[b]	1,829,796
Pilgrim's Pride	18,420	[a,b]	464,184
Pinnacle Foods	21,605		1,165,806
Post Holdings	12,985	[b]	984,003
TreeHouse Foods	12,985	[a,b]	493,690

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Food, Beverage & Tobacco - 1.2% (continued)
Tyson Foods, Cl. A	39,385		2,929,456
		39,126,909
Health Care Equipment & Services - 8.1%
Abbott Laboratories	30,756		1,855,509
ABIOMED	86,929	[b]	23,312,619
Acadia Healthcare	15,785	[a,b]	601,409
Align Technology	89,224	[b]	23,423,084
Allscripts Healthcare Solutions	20,770	[b]	288,080
AmerisourceBergen	28,230		2,686,367
athenahealth	46,111	[b]	6,443,551
Becton Dickinson & Co.	3,198		710,020
Boston Scientific	1,138,341	[b]	31,031,176
Brookdale Senior Living	30,900	[b]	201,777
Cardinal Health	61,223		4,237,244
Centene	27,368	[b]	2,775,663
Cerner	187,337	[b]	12,019,542
Cooper	41,230		9,504,340
DaVita	67,959	[b]	4,894,407
DENTSPLY SIRONA	251,257		14,085,467
DexCom	116,079	[a,b]	6,516,675
Edwards Lifesciences	23,983	[b]	3,205,808
Envision Healthcare	19,851	[b]	764,264
Henry Schein	115,944	[b]	7,674,333
Hill-Rom Holdings	14,955		1,251,135
Hologic	23,175	[b]	899,885
IDEXX Laboratories	56,374	[b]	10,554,904
Intuitive Surgical	10,707	[b]	4,566,000
Laboratory Corporation of America Holdings	90,281	[b]	15,591,529
McKesson	21,902		3,268,435
Medidata Solutions	124,808	[b]	8,194,893
MEDNAX	5,710	[b]	313,936
NuVasive	93,745	[b]	4,533,508
Quest Diagnostics	25,140		2,590,677
ResMed	23,420		2,231,223
STERIS	110,082		10,050,487
Universal Health Services, Cl. B	30,772		3,514,162
Varex Imaging	8,468	[b]	295,449
Varian Medical Systems	93,517	[b]	11,160,319
Veeva Systems, Cl. A	16,395	[b]	1,142,731
WellCare Health Plans	5,460	[b]	1,058,749
Zimmer Biomet Holdings	153,184		17,807,640
		255,256,997
Household & Personal Products - .5%
Church & Dwight	254,600		12,523,774
Clorox	9,230		1,191,408
Edgewell Personal Care	13,645	[b]	684,297
Energizer Holdings	17,164	[a]	935,095
Herbalife	7,145	[a,b]	658,055
Nu Skin Enterprises, Cl. A	13,635		959,904
		16,952,533
Insurance - 2.7%
Alleghany	12,196	[b]	7,392,605
Allstate	52,770		4,868,560

34

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Insurance - 2.7% (continued)
Aon	63,432		8,900,778
Assurant	20,175		1,724,357
Assured Guaranty	26,870		929,165
Cincinnati Financial	30,550		2,278,724
Everest Re Group	24,955		5,995,189
FNF Group	48,465		1,935,207
Hartford Financial Services Group	53,110		2,806,863
Lincoln National	36,155		2,753,926
Loews	128,554		6,341,569
Markel	1,474	[b]	1,639,088
Marsh & McLennan Cos.	32,160		2,669,923
Old Republic International	86,890		1,740,407
Progressive	61,690		3,552,110
Reinsurance Group of America	63,165		9,714,145
Torchmark	23,199		1,980,499
Unum Group	92,409		4,709,163
Validus Holdings	27,605		1,867,202
W.R. Berkley	86,444		5,911,041
XL Group	120,390		5,093,701
		84,804,222
Materials - 5.6%
Albemarle	19,155		1,923,737
Alcoa	8,822	[b]	396,725
Ashland Global Holdings	9,861		698,356
Axalta Coating Systems	31,520	[b]	970,816
Ball	34,470	[a]	1,377,076
Bemis	25,965		1,144,797
Berry Global Group	62,236	[b]	3,385,638
Celanese, Ser. A	22,210		2,240,101
Cemex SAB de CV	345,098	[b]	2,260,392
CF Industries Holdings	21,630		892,021
Crown Holdings	46,476	[b]	2,316,364
Eagle Materials	200,219		20,067,950
Eastman Chemical	6,350		641,858
FMC	47,512		3,728,742
Freeport-McMoRan	768,340	[b]	14,291,124
GCP Applied Technologies	8,515	[b]	261,836
Graphic Packaging Holding	252,894		3,871,807
Huntsman	426,637		13,767,576
Ingevity	3,558	[b]	266,530
International Flavors & Fragrances	15,023		2,121,999
International Paper	258,016		15,375,173
LyondellBasell Industries, Cl. A	144,895		15,680,537
Martin Marietta Materials	8,904		1,815,793
Mosaic	12,015		316,235
Newmont Mining	230,284		8,796,849
Nucor	40,615		2,656,221
Nutrien	50,309		2,477,718
Packaging Corporation of America	122,576		14,611,059
Reliance Steel & Aluminum	23,920		2,156,866
Royal Gold	11,570		934,509
RPM International	8,255		410,851
Sealed Air	29,410	[a]	1,246,102
Sherwin-Williams	2,924		1,174,220
Sonoco Products	32,050		1,537,438

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Materials - 5.6% (continued)
Steel Dynamics	199,187		9,212,399
Valvoline	161,879		3,708,648
Vulcan Materials	90,083		10,605,472
W.R. Grace & Co.	15,161		1,003,355
WestRock	88,950		5,849,352
		176,194,242
Media - 1.4%
AMC Networks, Cl. A	10,100	[a,b]	530,957
CBS, Cl. B	22,365		1,184,674
Charter Communications, Cl. A	1,958	[b]	669,499
Cinemark Holdings	36,750	[a]	1,564,080
Gannett	15,382		154,435
Interpublic Group of Companies	73,150		1,711,710
John Wiley & Sons, Cl. A	18,805		1,208,221
Liberty Broadband, Cl. A	2,552	[b]	222,994
Liberty Broadband, Cl. C	12,465	[b]	1,095,424
Liberty Media Corp-Liberty Braves, Cl. C	2,745	[b]	63,025
Liberty Media Corp-Liberty Formula One, Cl. A	2,552	[b]	80,567
Liberty Media Corp-Liberty Formula One, Cl. C	194,367	[a,b]	6,400,505
Liberty Media Corp-Liberty SiriusXM, Cl. A	10,210	[b]	428,310
Liberty Media Corp-Liberty SiriusXM, Cl. C	45,890	[b]	1,916,366
Lions Gate Entertainment, Cl. B	18,798		504,538
News Corp., Cl. A	103,150		1,663,809
Nielsen Holdings	334,541		10,916,073
Omnicom Group	41,981	[a]	3,200,212
Scripps Networks Interactive, Cl. A	17,350		1,559,071
Sinclair Broadcast Group, Cl. A	289,007	[a]	9,768,437
TEGNA	50,955		655,281
		45,498,188
Pharmaceuticals, Biotechnology & Life Sciences - 4.7%
ACADIA Pharmaceuticals	14,670	[a,b]	365,503
Agilent Technologies	141,558		9,709,463
Agios Phamaceuticals	8,136	[a,b]	654,053
Alexion Pharmaceuticals	116,665	[b]	13,702,304
Alkermes	165,771	[a,b]	9,462,209
Alnylam Pharmaceuticals	14,030	[b]	1,685,845
BioMarin Pharmaceutical	130,705	[b]	10,609,325
Bio-Techne	11,230		1,587,248
Bluebird Bio	24,902	[a,b]	5,005,302
Bruker	29,038		890,015
Charles River Laboratories International	11,800	[b]	1,257,998
Exelixis	22,405	[b]	578,049
ICON	21,541	[b]	2,440,811
Illumina	17,607	[b]	4,014,748
Incyte	19,545	[b]	1,664,452
Intercept Pharmaceuticals	4,035	[a,b]	241,011
Ionis Pharmaceuticals	17,325	[a,b]	915,107
IQVIA Holdings	13,985	[b]	1,375,145
Jazz Pharmaceuticals	194,292	[b]	28,133,482

35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 4.7% (continued)
Juno Therapeutics	12,740	[b]	1,105,450
Ligand Pharmaceuticals	39,127	[a,b]	5,943,000
Mallinckrodt	24,256	[a,b]	404,590
Mettler-Toledo International	4,135	[b]	2,548,070
Mylan	250,110	[b]	10,084,435
Neurocrine Biosciences	96,762	[a,b]	8,169,616
Perrigo	11,406		929,133
PRA Health Sciences	59,787	[b]	5,022,108
QIAGEN	31,496	[b]	1,061,415
Sage Therapeutics	32,154	[a,b]	5,188,369
Seattle Genetics	10,440	[a,b]	563,760
TESARO	80,297	[a,b]	4,434,803
United Therapeutics	4,758	[b]	551,214
Waters	14,140	[b]	2,893,610
Zoetis	46,430		3,754,330
		146,945,973
Real Estate - 3.7%
American Assets Trust	37,196	[c]	1,179,857
American Homes 4 Rent, Cl. A	79,460	[c]	1,524,837
Apartment Investment & Management, Cl. A	36,320	[c]	1,404,131
Apple Hospitality	25,600	[c]	434,944
AvalonBay Communities	8,634	[c]	1,347,077
Boston Properties	67,987	[c]	8,081,615
Brixmor Property Group	34,265	[c]	532,478
Camden Property Trust	21,145	[c]	1,685,468
CBRE Group, Cl. A	63,290	[b,c]	2,958,807
Colony NorthStar, Cl. A	105,690	[c]	822,268
CoreCivic	5,709	[c]	118,690
Crown Castle International	17,445	[c]	1,919,997
CyrusOne	23,600	[c]	1,177,640
DCT Industrial Trust	40,499	[c]	2,241,620
DDR	108,715	[a,c]	847,977
Digital Realty Trust	25,055	[c]	2,521,535
Douglas Emmett	94,974	[c]	3,395,320
Duke Realty	135,976	[c]	3,368,126
Equinix	24,081	[c]	9,442,160
Equity Commonwealth	50,205	[b,c]	1,477,031
Equity Lifestyle Properties	30,160	[c]	2,551,838
Equity Residential	52,343	[c]	2,943,247
Essex Property Trust	9,625	[c]	2,154,364
Extra Space Storage	28,165	[c]	2,395,433
Federal Realty Investment Trust	16,186	[c]	1,844,233
Forest City Realty Trust, Cl. A	67,420	[c]	1,434,023
Four Corners Property Trust	8,576	[c]	188,329
Gaming and Leisure Properties	31,015	[c]	1,031,559
GGP	68,320	[c]	1,446,334
HCP	39,135	[c]	846,881
Healthcare Trust of America, Cl. A	45,315	[c]	1,126,078
Hospitality Properties Trust	52,830	[c]	1,343,995
Host Hotels & Resorts	105,409	[c]	1,956,391
Iron Mountain	59,418	[c]	1,869,290
JBG SMITH Properties	7,355	[c]	240,141
Jones Lang LaSalle	8,438		1,355,227

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Real Estate - 3.7% (continued)
Kilroy Realty	22,337	[c]	1,521,150
Kimco Realty	96,845	[c]	1,448,801
Macerich	32,355	[c]	1,907,004
Omega Healthcare Investors	50,660	[a,c]	1,290,817
Park Hotels & Resorts	8,506	[c]	221,071
Prologis	57,060	[c]	3,462,401
Quality Care Properties	6,719	[b,c]	83,248
Rayonier	41,074	[c]	1,396,105
Realty Income	44,600	[a,c]	2,193,428
Regency Centers	91,614	[c]	5,323,690
SBA Communications	17,347	[b,c]	2,728,163
SL Green Realty	71,989	[a,c]	6,977,174
Spirit Realty Capital	138,410	[c]	1,079,598
Taubman Centers	1,380	[c]	80,675
UDR	63,425	[c]	2,132,348
Uniti Group	33,665	[a,c]	516,758
Ventas	46,020	[c]	2,223,686
VEREIT	212,970	[c]	1,458,844
Vornado Realty Trust	14,720	[c]	978,438
Weingarten Realty Investors	45,180	[c]	1,225,733
Welltower	41,575	[c]	2,182,687
Weyerhaeuser	75,927	[c]	2,659,723
WP Carey	16,020	[c]	959,918
		115,260,401
Retailing - 3.9%
Advance Auto Parts	12,860		1,469,255
AutoNation	17,970	[b]	902,274
AutoZone	3,700	[b]	2,459,464
Best Buy	36,250		2,625,950
CarMax	25,000	[a,b]	1,548,000
Dillard's, Cl. A	8,883	[a]	724,409
Dollar General	29,430		2,783,784
Dollar Tree	192,254	[b]	19,732,951
eBay	66,682	[b]	2,857,991
Expedia	33,817	[a]	3,556,534
Foot Locker	30,885		1,417,930
Gap	33,285		1,051,140
Genuine Parts	13,330		1,224,227
Kohl's	27,880	[a]	1,842,589
L Brands	32,100	[a]	1,583,493
Liberty Expedia Holdings, Cl. A	9,251	[b]	363,194
Liberty Interactive Corp. QVC Group, Cl. A	67,655	[b]	1,953,200
Liberty Ventures, Ser. A	12,684	[b]	678,848
LKQ	572,206	[b]	22,590,693
Macy's	64,175	[a]	1,887,387
Murphy USA	14,322	[a,b]	1,075,725
Nordstrom	39,400	[a]	2,021,614
O'Reilly Automotive	49,338	[b]	12,047,846
Pool	67,938		9,377,482
Ross Stores	162,801		12,713,130
Signet Jewelers	11,891		597,879
Tiffany & Co.	16,960		1,713,638
Tractor Supply	102,871		6,679,414
TripAdvisor	9,380	[a,b]	375,950

36

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Retailing - 3.9% (continued)
Ulta Beauty	8,805	[a,b]	1,790,497
Williams-Sonoma	20,935	[a]	1,083,596
			122,730,084
Semiconductors & Semiconductor Equipment - 3.8%
Advanced Micro Devices	916,871	[a,b]	11,103,308
Analog Devices	30,871		2,783,021
Applied Materials	37,675		2,169,703
Cavium	174,895	[b]	15,572,651
Cypress Semiconductor	71,745		1,253,385
KLA-Tencor	24,213		2,743,575
Lam Research	21,200		4,067,432
Marvell Technology Group	207,950		4,884,745
Maxim Integrated Products	271,766		16,561,420
Microchip Technology	91,444	[a]	8,132,115
Micron Technology	61,645	[b]	3,008,892
Microsemi	24,936	[b]	1,618,346
NVIDIA	81,262		19,665,404
ON Semiconductor	99,708	[b]	2,385,015
Qorvo	43,164	[a,b]	3,483,766
Skyworks Solutions	162,909		17,797,808
Versum Materials	22,979		850,683
Xilinx	30,960		2,205,900
			120,287,169
Software & Services - 16.1%
Activision Blizzard	98,156		7,178,148
Akamai Technologies	16,890	[b]	1,139,399
Alliance Data Systems	18,643		4,492,217
Amdocs	105,716		6,955,056
ANSYS	88,440	[b]	14,145,094
Autodesk	28,790	[b]	3,381,961
Black Knight	14,860	[b]	708,079
Broadridge Financial Solutions	160,240		16,084,891
CA	31,425		1,103,017
Cars.com	10,255		280,884
CDK Global	14,640		1,005,475
Citrix Systems	11,990	[b]	1,103,080
Cognizant Technology Solutions, Cl. A	106,045		8,697,811
CommerceHub, Ser. C	4,948	[b]	94,259
CommVault Systems	123,242	[b]	6,414,746
Conduent	39,424	[a,b]	745,114
CoreLogic	25,605	[b]	1,165,027
CoStar Group	71,092	[b]	24,322,706
CSRA	30,780		1,247,513
DXC Technology	182,104		18,672,944
Electronic Arts	46,965	[b]	5,809,570
Fidelity National Information Services	277,683		26,985,234
First Data, Cl. A	954,330	[b]	14,906,635
Fiserv	137,796	[b]	19,758,568
FleetCor Technologies	10,138	[b]	2,026,890
Fortinet	181,970	[b]	9,184,026
Gartner	98,132	[b]	11,129,150
Global Payments	29,990		3,400,566
HubSpot	210,609	[b]	23,388,129

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Software & Services - 16.1% (continued)
IAC/InterActiveCorp	44,653	[b]	6,649,278
Intuit	146,238		24,401,273
j2 Global	71,797	[a]	5,314,414
Jack Henry & Associates	24,220		2,841,006
Leidos Holdings	48,201		3,051,605
LogMeIn	104,376		12,060,647
MAXIMUS	111,243		7,451,056
NetEase, ADR	3,995		1,171,933
New Relic	145,099	[b]	10,415,206
Nuance Communications	786,538	[b]	12,631,800
Paychex	94,906		6,181,228
Proofpoint	109,674	[a,b]	11,753,763
RealPage	128,276	[a,b]	6,702,421
Red Hat	130,376	[b]	19,217,422
Sabre	7,425		170,552
ServiceNow	117,225	[b]	18,874,397
Shopify, Cl. A	126,223	[b]	17,445,281
Splunk	138,172	[b]	12,877,630
Square, Cl. A	419,180	[a,b]	19,303,239
SS&C Technologies Holdings	397,759		19,697,026
Symantec	35,785		940,788
Tableau Software, Cl. A	13,962	[a,b]	1,140,277
Total System Services	37,190		3,270,860
Twilio, Cl. A	473,781	[a,b]	16,184,359
Twitter	157,953	[b]	5,032,383
Tyler Technologies	61,762	[b]	12,544,480
Ultimate Software Group	24,173	[a,b]	5,764,294
VeriSign	22,480	[a,b]	2,608,130
Western Union	206,146		4,085,814
WEX	4,062	[b]	607,472
Workday, Cl. A	13,895	[a,b]	1,760,080
			507,676,303
Technology Hardware & Equipment - 5.6%
3D Systems	30,440	[a,b]	289,180
Amphenol, Cl. A	329,526		30,115,381
ARRIS International	29,675	[b]	756,713
Arrow Electronics	65,601	[b]	5,351,730
Avnet	61,260		2,615,802
Belden	28,229	[a]	2,053,095
CDW	7,325		534,212
Ciena	389,898	[b]	9,033,937
Cognex	15,670		841,636
CommScope Holding	26,465	[b]	1,024,460
EchoStar, Cl. A	15,595	[b]	904,822
F5 Networks	9,231	[b]	1,370,988
Flex	265,120	[b]	4,798,672
FLIR Systems	185,523		9,109,179
Hewlett Packard Enterprise	63,347		1,177,621
HP	166,243		3,888,424
Jabil Circuit	50,809		1,376,416
Juniper Networks	55,900	[a]	1,434,394
Keysight Technologies	46,000	[b]	2,162,460
Lumentum Holdings	345,582	[a,b]	21,080,502
Motorola Solutions	25,235		2,678,695
National Instruments	147,530		7,459,117

37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Technology Hardware & Equipment - 5.6% (continued)
NCR	23,405	[b]	772,365
NetApp	102,608		6,212,914
Palo Alto Networks	12,380	[b]	2,146,321
Teradata	147,608	[a,b]	5,434,927
Trimble	382,534	[b]	14,509,515
Viavi Solutions	600,564	[b]	5,777,426
Western Digital	51,720		4,501,709
Xerox	397,329		12,047,015
Zebra Technologies, Cl. A	110,585	[b]	15,276,212
		176,735,840
Telecommunication Services - .3%
CenturyLink	24,953		440,920
Sprint	116,415	[a,b]	604,194
TE Connectivity	63,710		6,567,864
Telephone & Data Systems	34,375		963,875
Zayo Group Holdings	49,100	[b]	1,760,235
		10,337,088
Transportation - 2.6%
American Airlines Group	122,120	[a]	6,625,010
CH Robinson Worldwide	25,380	[a]	2,369,477
Copa Holdings, Cl. A	8,535		1,160,504
Delta Air Lines	36,783		1,982,604
Expeditors International of Washington	27,280		1,772,109
Genesee & Wyoming, Cl. A	9,120	[b]	634,114
J.B. Hunt Transport Services	206,609		24,497,629
JetBlue Airways	48,500	[b]	1,020,925
Kansas City Southern	18,870		1,944,365
Knight-Swift Transportation Holdings	278,616		13,418,147
Landstar System	15,410		1,676,608
Macquarie Infrastructure	15,950		645,975
Southwest Airlines	357,137		20,656,804
United Continental Holdings	58,098	[b]	3,938,463
		82,342,734
Utilities - 2.4%
AES	168,470		1,831,269
Alliant Energy	118,556		4,582,189
Ameren	53,545		2,907,493
American Water Works	27,465		2,179,622
Aqua America	55,970	[a]	1,913,614
Atmos Energy	16,455		1,324,463
CenterPoint Energy	32,965		891,703
CMS Energy	57,200		2,428,140
Consolidated Edison	22,755		1,704,122
DTE Energy	58,347		5,880,211
Edison International	37,580		2,276,972
Entergy	41,869		3,174,508
Eversource Energy	56,275		3,207,675
First Solar	16,565	[b]	1,041,110
Great Plains Energy	68,985		2,010,913
National Fuel Gas	11,530	[a]	569,928
NiSource	104,185		2,409,799
NRG Energy	65,635	[a]	1,697,321
OGE Energy	23,710		743,071

BNY Mellon Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.7% (continued)
Utilities - 2.4% (continued)
Pinnacle West Capital	113,873		8,763,666
PPL	201,313		5,767,617
Public Service Enterprise Group	47,975		2,323,429
SCANA	32,040		1,271,027
Sempra Energy	22,455	[a]	2,447,146
Vectren	34,775		2,095,194
WEC Energy Group	22,830		1,367,974
Westar Energy	23,865		1,162,941
Xcel Energy	196,667		8,511,748
		76,484,865
Total Common Stocks (cost $2,186,317,164)		3,116,374,633
	Number of Rights
Rights - .0%
Health Care Equipment & Services - .0%
Community Health Systems (cost $2,051)	33,320	[b]	233
	Shares
Other Investment - 1.1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $35,618,945)	35,618,945	[d]	35,618,945

Investment of Cash Collateral for Securities Loaned - 3.0%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $96,116,823)	96,116,823	[d]	96,116,823
Total Investments (cost $2,318,054,983)	102.8%	3,248,110,634
Liabilities, Less Cash and Receivables	(2.8%)	(89,072,043)
Net Assets	100.0%	3,159,038,591

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aSecurity, or portion thereof, on loan. At February 28, 2018, the value of the fund’s securities on loan was $235,474,759 and the value of the collateral held by the fund was $243,969,865, consisting of cash collateral of $96,116,823 and U.S. Government & Agency securities valued at $147,853,042.

bNon-income producing security.

cInvestment in real estate investment trust.

dInvestment in affiliated money market mutual fund.

38

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	16.1
Capital Goods	11.1
Health Care Equipment & Services	8.1
Diversified Financials	7.3
Technology Hardware & Equipment	5.6
Materials	5.6
Energy	4.8
Pharmaceuticals, Biotechnology & Life Sciences	4.7
Banks	4.5
Money Market Investments	4.1
Retailing	3.9
Semiconductors & Semiconductor Equipment	3.8
Real Estate	3.7
Consumer Durables & Apparel	2.8
Insurance	2.7
Transportation	2.6
Utilities	2.4
Commercial & Professional Services	2.0
Consumer Services	1.8
Media	1.4
Food, Beverage & Tobacco	1.2
Automobiles & Components	.8
Exchange-Traded Funds	.7
Household & Personal Products	.5
Food & Staples Retailing	.3
Telecommunication Services	.3
102.8

† Based on net assets.

See notes to financial statements.

39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 97.9%
Automobiles & Components - .6%
Gentherm	37,648	[a]	1,159,558
Visteon	17,553	[a]	2,173,764
		3,333,322
Banks - 11.7%
Ameris Bancorp	37,440		1,989,936
Associated Banc-Corp	80,109		1,978,692
Atlantic Capital Bancshares	121,715	[a]	2,105,670
Banner	81,498		4,505,209
Brookline Bancorp	26,952		427,189
Bryn Mawr Bank	17,388	[b]	757,247
CenterState Bank	40,405		1,100,632
Central Pacific Financial	33,369		929,994
CoBiz Financial	30,509		578,451
Columbia Banking System	38,114		1,592,403
CVB Financial	44,897		1,032,631
FCB Financial Holdings, Cl. A	80,873	[a,b]	4,338,836
First Hawaiian	44,997		1,250,467
First Interstate BancSystem, Cl. A	114,434		4,520,143
First Merchants	45,479		1,879,647
Fulton Financial	36,596		662,388
Great Western Bancorp	85,939		3,514,046
Heritage Financial	25,781		766,985
IBERIABANK	12,400		1,001,920
MGIC Investment	303,249	[a]	4,181,804
Midland States Bancorp	31,464		986,396
National Bank Holdings, Cl. A	70,493		2,297,367
Old National Bancorp	89,503		1,521,551
Seacoast Banking Corporation of Florida	33,596	[a,b]	880,887
South State	16,369		1,419,192
Texas Capital Bancshares	27,480	[a]	2,478,696
TriState Capital Holdings	48,393	[a]	1,081,584
UMB Financial	17,229		1,257,717
Umpqua Holdings	117,498		2,503,882
Union Bankshares	141,765		5,299,176
United Community Banks	57,458		1,776,027
Univest Corporation of Pennsylvania	40,524		1,110,358
Valley National Bancorp	105,970		1,321,446
Webster Financial	59,911		3,269,942
Westamerica Bancorporation	15,389	[b]	881,636
		67,200,147
Capital Goods - 7.2%
Aerojet Rocketdyne Holdings	37,127	[a]	1,002,429
Aerovironment	21,965	[a,b]	1,092,100
Altra Industrial Motion	36,102		1,566,827
Astec Industries	20,426		1,203,091
Beacon Roofing Supply	60,059	[a]	3,177,722
BMC Stock Holdings	20,161	[a]	378,019
Chart Industries	27,504	[a]	1,515,745
Comfort Systems USA	17,162		704,500
Curtiss-Wright	12,372		1,669,973
EMCOR Group	20,880		1,593,353
EnerSys	30,705		2,139,831
Esterline Technologies	12,558	[a]	928,036
Granite Construction	16,631		966,261

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Capital Goods - 7.2% (continued)
Herc Holdings	5,948	[a]	387,869
Kaman	22,117		1,354,003
Kennametal	46,589		1,919,467
Lindsay	14,649	[b]	1,295,558
Mercury Systems	70,958	[a,b]	3,261,939
Milacron Holdings	116,593	[a]	2,498,588
Proto Labs	10,364	[a]	1,129,158
REV Group	63,639	[b]	1,718,253
Simpson Manufacturing	71,477		3,954,108
Sun Hydraulics	17,650		916,388
Tennant	30,062	[b]	1,935,993
The Greenbrier Companies	30,434	[b]	1,576,481
TPI Composites	24,720	[a]	489,950
Valmont Industries	8,750		1,287,125
		41,662,767
Commercial & Professional Services - 1.8%
Deluxe	61,590		4,372,890
Interface	47,075		1,139,215
Knoll	49,882		1,060,990
Korn/Ferry International	43,117		1,807,033
LSC Communications	51,168		745,006
WageWorks	25,023	[a]	1,312,456
		10,437,590
Consumer Durables & Apparel - 1.5%
Cavco Industries	4,441	[a]	706,563
Deckers Outdoor	11,471	[a,b]	1,084,927
Ethan Allen Interiors	37,816		898,130
G-III Apparel Group	108,142	[a]	3,991,521
Oxford Industries	16,043		1,282,157
William Lyon Homes, Cl. A	38,076	[a]	962,561
		8,925,859
Consumer Services - 3.6%
Belmond, Cl. A	102,517	[a]	1,184,071
Cheesecake Factory	42,390	[b]	1,970,711
Eldorado Resorts	20,991	[a,b]	715,793
Houghton Mifflin Harcourt	6,543	[a]	44,492
Pinnacle Entertainment	54,817	[a]	1,653,829
Planet Fitness, Cl. A	310,624	[a]	11,486,876
Sotheby's	59,917	[a]	2,766,967
Texas Roadhouse	21,973		1,214,228
		21,036,967
Diversified Financials - 5.0%
Cannae Holdings	103,778	[a]	1,907,440
Capitol Investment Corp. IV	143,065		1,427,789
Cohen & Steers	21,073		842,920
Donnelley Financial Solutions	123,197	[a]	2,132,540
Federated Investors, Cl. B	51,098	[b]	1,664,773
Green Dot, Cl. A	72,730	[a]	4,736,905
Investment Technology Group	118,777		2,354,160
Landcadia Holdings	60,686	[a]	647,520
Morningstar	12,770		1,193,357
OneMain Holdings	175,680	[a]	5,386,349
SLM	503,184	[a]	5,489,737
TPG Pace Holdings	98,446		1,024,823
		28,808,313

40

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Energy - 5.0%
Arch Coal, Cl. A	17,044		1,631,281
Ardmore Shipping	80,935	[a,b]	611,059
Callon Petroleum	110,000	[a,b]	1,162,700
Delek US Holdings	136,741		4,665,603
Dril-Quip	29,384	[a,b]	1,323,749
GasLog	61,513		1,014,965
Natural Gas Services Group	22,541	[a]	561,271
Navigator Holdings	42,524	[a,b]	472,016
Newpark Resources	130,880	[a]	1,079,760
Oasis Petroleum	106,635	[a]	840,284
Oil States International	41,736	[a]	1,026,706
Patterson-UTI Energy	45,467		821,589
PDC Energy	88,586	[a,b]	4,653,423
RSP Permian	113,599	[a]	4,351,978
Scorpio Tankers	820,807	[b]	1,887,856
Select Energy Services, Cl. A	206,162		2,960,486
		29,064,726
Exchange-Traded Funds - .9%
iShares Russell 2000 ETF	21,912	[b]	3,294,469
iShares Russell 2000 Growth ETF	9,938	[b]	1,872,518
		5,166,987
Food & Staples Retailing - 1.4%
Performance Food Group	56,884	[a]	1,743,495
SpartanNash	19,922		334,092
Sprouts Farmers Market	55,482	[a]	1,429,216
United Natural Foods	85,878	[a]	3,664,414
US Foods Holding	35,704	[a]	1,192,157
		8,363,374
Food, Beverage & Tobacco - 1.9%
Boston Beer, Cl. A	17,524	[a,b]	2,857,288
Calavo Growers	39,689	[b]	3,387,456
Fresh Del Monte Produce	26,784		1,250,277
Freshpet	160,247	[a,b]	3,204,940
		10,699,961
Health Care Equipment & Services - 5.5%
Align Technology	4,654	[a]	1,221,768
Amedisys	29,614	[a]	1,753,445
AMN Healthcare Services	32,765	[a,b]	1,823,372
Anika Therapeutics	14,109	[a]	734,373
AxoGen	63,760	[a]	1,861,792
Evolent Health, Cl. A	187,216	[a,b]	2,742,714
Heska	14,740	[a]	1,002,025
HMS Holdings	164,329	[a]	2,635,837
iRhythm Technologies	27,825	[a]	1,729,324
K2M Group Holdings	85,143	[a]	1,763,312
Medidata Solutions	40,943	[a]	2,688,317
Nevro	30,374	[a,b]	2,463,939
NxStage Medical	89,187	[a]	2,076,273
Omnicell	26,304	[a]	1,148,170
Teladoc	65,752	[a,b]	2,636,655
Tivity Health	44,978	[a,b]	1,733,902
WellCare Health Plans	7,440	[a]	1,442,690
		31,457,908
Household & Personal Products - .3%
Inter Parfums	37,312	[b]	1,582,029

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Insurance - .3%
Safety Insurance Group	8,398		599,197
Selective Insurance Group	20,893		1,187,767
		1,786,964
Materials - 6.2%
Alamos Gold, Cl. A	213,279		1,083,457
Cabot	95,086		5,722,276
Carpenter Technology	77,040		3,924,418
Commercial Metals	59,570		1,447,551
Eagle Materials	27,532		2,759,532
Ferroglobe	141,199	[a]	2,281,776
Hecla Mining	233,543	[b]	854,767
IAMGOLD	247,315	[a]	1,300,877
Louisiana-Pacific	67,013		1,909,871
Methanex	47,056		2,585,727
OMNOVA Solutions	269,931	[a]	2,726,303
Summit Materials, Cl. A	114,979	[a,b]	3,636,786
Tahoe Resources	203,975		995,398
US Concrete	58,544	[a,b]	4,259,076
		35,487,815
Media - 3.0%
E.W. Scripps, Cl. A	95,082	[b]	1,309,279
Gray Television	48,020	[a]	662,676
IMAX	102,344	[a,b]	2,159,458
New York Times, Cl. A	91,402		2,202,788
Nexstar Media Group, Cl. A	48,929	[b]	3,495,977
Scholastic	27,251		992,209
Sinclair Broadcast Group, Cl. A	191,582	[b]	6,475,472
		17,297,859
Pharmaceuticals, Biotechnology & Life Sciences - 8.8%
Aclaris Therapeutics	70,645	[a]	1,408,661
Adamas Pharmaceuticals	52,119	[a]	1,274,310
Aerie Pharmaceuticals	36,996	[a,b]	1,892,345
Amicus Therapeutics	96,508	[a]	1,327,950
Cambrex	68,925	[a]	3,580,654
Flexion Therapeutics	239,386	[a,b]	6,070,829
Foamix Pharmaceuticals	166,029	[a,b]	987,873
Galapagos, ADR	16,232	[a]	1,691,537
Halozyme Therapeutics	90,183	[a,b]	1,772,998
Ligand Pharmaceuticals	13,578	[a,b]	2,062,362
Natera	117,496	[a]	1,057,464
NeoGenomics	100,314	[a,b]	842,638
Otonomy	154,132	[a]	917,085
Portola Pharmaceuticals	33,308	[a]	1,409,595
PRA Health Sciences	13,529	[a]	1,136,436
Radius Health	44,071	[a,b]	1,678,664
Retrophin	61,229	[a,b]	1,531,950
Revance Therapeutics	166,380	[a]	5,149,461
Sage Therapeutics	45,146	[a,b]	7,284,759
Supernus Pharmaceuticals	31,866	[a]	1,239,587
TherapeuticsMD	1,240,894	[a]	6,204,470
		50,521,628
Real Estate - 1.9%
Agree Realty	18,691	[c]	880,346
CoreCivic	50,891	[c]	1,058,024

41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Real Estate - 1.9% (continued)
Education Realty Trust	24,282	[b,c]	756,141
LaSalle Hotel Properties	38,845	[c]	952,868
Monmouth Real Estate Investment	50,105	[c]	707,483
Outfront Media	43,387	[c]	889,867
Pebblebrook Hotel Trust	45,103	[b,c]	1,533,953
Physicians Realty Trust	98,938	[c]	1,421,739
Retail Properties of America, Cl. A	51,667	[c]	617,937
Sunstone Hotel Investors	43,058	[c]	621,327
Tanger Factory Outlet Centers	22,119	[b,c]	493,696
Washington Prime Group	117,704	[b,c]	770,961
		10,704,342
Retailing - 3.4%
Carvana	45,534	[b]	912,501
Dave & Buster's Entertainment	37,329	[a]	1,671,219
Dick's Sporting Goods	45,743		1,464,691
Dillard's, Cl. A	29,849	[b]	2,434,186
Duluth Holdings, Cl. B	61,205	[a,b]	1,029,468
Express	127,377	[a]	919,662
Guess?	103,567	[b]	1,635,323
Lithia Motors, Cl. A	30,221	[b]	3,139,660
Office Depot	175,071		460,437
Ollie's Bargain Outlet Holdings	36,950	[a,b]	2,192,983
Shutterfly	11,696	[a]	897,434
Urban Outfitters	36,394	[a]	1,284,344
Williams-Sonoma	30,848	[b]	1,596,693
		19,638,601
Semiconductors & Semiconductor Equipment - 1.6%
Brooks Automation	42,575		1,137,178
Cirrus Logic	25,236	[a]	1,118,207
MaxLinear	34,047	[a,b]	773,888
Photronics	109,275	[a]	852,345
Power Integrations	56,929		3,825,629
Semtech	37,450	[a]	1,260,193
		8,967,440
Software & Services - 12.8%
2U	38,314	[a,b]	3,171,633
Acxiom	234,016	[a]	6,405,018
Bandwidth, Cl. A	106,600		2,926,170
CACI International, Cl. A	18,662	[a]	2,781,571
Cardtronics, Cl. A	95,926	[a]	2,146,824
CommVault Systems	89,045	[a]	4,634,792
CSG Systems International	27,998		1,306,947
HubSpot	56,029	[a,b]	6,222,020
LogMeIn	29,808		3,444,314
MicroStrategy, Cl. A	4,461	[a]	570,919
Mimecast	104,254	[a]	3,621,784
New Relic	45,272	[a]	3,249,624
NIC	60,171	[b]	812,309
Proofpoint	34,901	[a,b]	3,740,340
Rapid7	158,872	[a]	4,195,810
Shopify, Cl. A	33,174	[a]	4,584,979
Talend, ADR	90,435	[a]	4,257,680
Teradata	79,201	[a]	2,916,181
Twilio, Cl. A	135,176	[a,b]	4,617,612

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 97.9% (continued)
Software & Services - 12.8% (continued)
Varonis Systems	73,455	[a]	4,124,498
Verint Systems	36,138	[a]	1,405,768
Zendesk	54,891	[a]	2,370,193
		73,506,986
Technology Hardware & Equipment - 7.3%
Airgain	65,812	[a]	600,864
Belden	13,738	[b]	999,165
Ciena	341,900	[a]	7,921,823
Cray	46,558	[a,b]	1,014,964
II-VI	31,908	[a]	1,228,458
Infinera	633,166	[a]	6,300,002
Littelfuse	6,377	[b]	1,323,228
Lumentum Holdings	54,193	[a,b]	3,305,773
Methode Electronics	30,504		1,203,383
NETGEAR	53,391	[a]	2,976,548
NetScout Systems	44,538	[a]	1,182,484
Plantronics	17,100		924,084
Sierra Wireless	113,973	[a]	1,817,869
Tech Data	12,574	[a]	1,299,397
VeriFone Systems	234,865	[a]	3,898,759
Viavi Solutions	598,297	[a]	5,755,617
		41,752,418
Transportation - 5.3%
Avis Budget Group	154,791	[a]	6,993,457
Hub Group, Cl. A	46,647	[a]	2,036,142
Knight-Swift Transportation Holdings	143,240		6,898,438
Marten Transport	88,796		1,922,433
Scorpio Bulkers	93,751		726,570
SkyWest	111,319		6,100,281
Werner Enterprises	149,307		5,561,686
		30,239,007
Utilities - .9%
Chesapeake Utilities	17,599		1,172,973
Hawaiian Electric Industries	37,722		1,243,317
Portland General Electric	31,133		1,236,914
Southwest Gas	26,826		1,767,297
		5,420,501
Total Common Stocks (cost $458,921,429)		563,063,511

Other Investment - 2.0%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $11,525,008)	11,525,008	[d]	11,525,008

42

BNY Mellon Small Cap Multi-Strategy Fund (continued)
Description	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 9.6%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $54,846,123)	54,846,123	[d] 54,846,123
Total Investments (cost $525,292,560)	109.5%	629,434,642
Liabilities, Less Cash and Receivables	(9.5%)	(54,433,336)
Net Assets	100.0%	575,001,306

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity, or portion thereof, on loan. At February 28, 2018, the value of the fund’s securities on loan was $99,731,231 and the value of the collateral held by the fund was $103,655,321, consisting of cash collateral of $54,846,123 and U.S. Government & Agency securities valued at $48,809,198.

cInvestment in real estate investment trust.

dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	12.8
Banks	11.7
Money Market Investments	11.6
Pharmaceuticals, Biotechnology & Life Sciences	8.8
Technology Hardware & Equipment	7.3
Capital Goods	7.2
Materials	6.2
Health Care Equipment & Services	5.5
Transportation	5.3
Energy	5.0
Diversified Financials	5.0
Consumer Services	3.6
Retailing	3.4
Media	3.0
Real Estate	1.9
Food, Beverage & Tobacco	1.9
Commercial & Professional Services	1.8
Semiconductors & Semiconductor Equipment	1.6
Consumer Durables & Apparel	1.5
Food & Staples Retailing	1.4
Utilities	.9
Exchange-Traded Funds	.9
Automobiles & Components	.6
Insurance	.3
Household & Personal Products	.3
109.5

† Based on net assets.

See notes to financial statements.

43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Focused Equity Opportunities Fund
Description	Shares	Value ($)
Common Stocks - 99.3%
Capital Goods - 10.0%
3M	56,847	13,388,037
Deere & Co.	92,419	14,867,445
Honeywell International	84,364	12,748,244
Illinois Tool Works	78,427	12,661,255
		53,664,981
Consumer Services - 2.6%
Yum! Brands	174,720	14,218,714
Diversified Financials - 13.6%
Ally Financial	752,850	21,004,515
Charles Schwab	398,330	21,119,457
Intercontinental Exchange	221,250	16,168,950
Invesco	463,410	15,079,361
		73,372,283
Energy - 5.1%
Andeavor	117,250	10,507,945
Valero Energy	187,450	16,949,229
		27,457,174
Food, Beverage & Tobacco - 8.5%
Constellation Brands, Cl. A	70,174	15,121,094
Mondelez International, Cl. A	373,586	16,400,425
Philip Morris International	139,712	14,467,178
		45,988,697
Health Care Equipment & Services - 8.4%
Abbott Laboratories	414,210	24,989,289
UnitedHealth Group	88,883	20,101,779
		45,091,068
Materials - 2.7%
DowDuPont	205,420	14,441,026
Media - 6.3%
Comcast, Cl. A	501,341	18,153,558
Twenty-First Century Fox, Cl. A	419,920	15,461,454
		33,615,012
Pharmaceuticals, Biotechnology & Life Sciences - 5.1%
Agilent Technologies	234,800	16,104,932
Allergan	73,330	11,308,953
		27,413,885
Real Estate - 2.4%
Equinix	33,414	[a] 13,101,629
Retailing - 4.3%
Amazon.com	15,312	[b] 23,158,634
Semiconductors & Semiconductor Equipment - 9.0%
Broadcom	53,546	13,196,947
NVIDIA	145,782	35,279,244
		48,476,191
Software & Services - 21.3%
Adobe Systems	130,408	[b] 27,272,225
Alphabet, Cl. A	22,773	[b] 25,139,570
Electronic Arts	171,160	[b] 21,172,492
Microsoft	220,725	20,697,383
Visa, Cl. A	164,627	[c] 20,239,243
		114,520,913
Total Common Stocks (cost $363,796,901)		534,520,207

BNY Mellon Focused Equity Opportunities Fund (continued)
Description	Shares	Value ($)
Other Investment - .5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,736,772)	2,736,772	[d] 2,736,772
Total Investments (cost $366,533,673)	99.8%	537,256,979
Cash and Receivables (Net)	.2%	849,730
Net Assets	100.0%	538,106,709

aInvestment in real estate investment trust.

bNon-income producing security.

cSecurity, or portion thereof, on loan. At February 28, 2018, the value of the fund’s securities on loan was $19,789,898 and the value of the collateral held by the fund was $20,258,162, consisting of U.S. Government & Agency securities.

dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	21.3
Diversified Financials	13.6
Capital Goods	10.0
Semiconductors & Semiconductor Equipment	9.0
Food, Beverage & Tobacco	8.5
Health Care Equipment & Services	8.4
Media	6.3
Energy	5.1
Pharmaceuticals, Biotechnology & Life Sciences	5.1
Retailing	4.3
Materials	2.7
Consumer Services	2.6
Real Estate	2.4
Money Market Investment	.5
99.8

† Based on net assets.

See notes to financial statements.

44

BNY Mellon Small/Mid Cap Multi-Strategy Fund
Description	Shares		Value ($)
Common Stocks - 98.9%
Automobiles & Components - .6%
REV Group	22,856		617,112
Visteon	10,567	[a]	1,308,617
		1,925,729
Banks - 6.1%
Banner	12,919		714,162
Columbia Banking System	13,695		572,177
Cullen/Frost Bankers	34,961		3,635,594
East West Bancorp	16,813		1,102,092
First Interstate BancSystem, Cl. A	32,226		1,272,927
First Republic Bank	6,770		628,256
Great Western Bancorp	57,232		2,340,216
KeyCorp	67,595		1,428,282
National Bank Holdings, Cl. A	18,423		600,406
South State	36,090		3,129,003
SVB Financial Group	2,917	[a]	726,275
Texas Capital Bancshares	3,288	[a]	296,578
TriState Capital Holdings	17,388	[a]	388,622
Webster Financial	72,565		3,960,598
		20,795,188
Capital Goods - 6.5%
AGCO	22,007		1,465,666
Allegion	8,678		729,907
Altra Industrial Motion	12,710		551,614
AMETEK	7,051		534,043
Beacon Roofing Supply	21,579	[a]	1,141,745
BWX Technologies	7,140		449,534
Curtiss-Wright	4,445		599,986
Fluor	56,976		3,241,934
Graco	7,443		330,097
Herc Holdings	2,082	[a]	135,767
Kennametal	16,850		694,220
Littelfuse	2,245		465,837
Middleby	24,435	[a]	2,938,309
Milacron Holdings	41,477	[a]	888,852
Proto Labs	3,651	[a]	397,776
Quanta Services	15,305	[a]	527,104
Roper Technologies	3,153		867,359
Simpson Manufacturing	20,092		1,111,489
Snap-on	13,967	[b]	2,223,826
Sun Hydraulics	6,179		320,814
Valmont Industries	11,808		1,736,957
Xylem	8,972		669,132
		22,021,968
Commercial & Professional Services - 3.1%
Clean Harbors	47,830	[a]	2,388,152
Copart	8,228	[a]	385,153
Deluxe	28,711		2,038,481
Korn/Ferry International	44,275		1,855,565
Nielsen Holdings	49,136		1,603,308
Sotheby's	21,529	[a]	994,209
WageWorks	8,990	[a]	471,525
Waste Connections	10,738	[b]	760,036
		10,496,429
Consumer Durables & Apparel - 1.1%
Lululemon Athletica	10,391	[a,b]	842,710

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Consumer Durables & Apparel - 1.1% (continued)
Newell Brands	102,327		2,628,781
PVH	2,903		418,845
		3,890,336
Consumer Services - 4.6%
Cheesecake Factory	56,939	[b]	2,647,094
Dave & Buster's Entertainment	15,975	[a]	715,201
Grand Canyon Education	36,339	[a]	3,566,673
Penn National Gaming	23,080	[a]	614,159
Planet Fitness, Cl. A	80,224	[a]	2,966,683
Service Corporation International	96,334		3,605,782
Texas Roadhouse	7,895		436,278
Wynn Resorts	5,614		940,345
		15,492,215
Diversified Financials - 7.2%
Ally Financial	140,717		3,926,004
Cannae Holdings	48,781	[a]	896,595
Cboe Global Markets	5,012		561,394
E*TRADE Financial	103,241	[a]	5,392,277
Eaton Vance	38,634		2,044,898
Green Dot, Cl. A	31,758	[a]	2,068,399
Invesco	16,626		541,010
Leucadia National	136,180		3,266,958
OneMain Holdings	107,905	[a]	3,308,367
SLM	231,169	[a]	2,522,054
		24,527,956
Energy - 4.5%
Andeavor	12,492		1,119,533
Arch Coal, Cl. A	8,108		776,017
Cabot Oil & Gas	24,914		601,922
Delek US Holdings	41,927		1,430,549
Diamondback Energy	2,668	[a]	332,540
Dril-Quip	49,298	[a,b]	2,220,875
Helmerich & Payne	4,649		300,093
Parsley Energy, Cl. A	65,307	[a]	1,650,961
PDC Energy	31,607	[a]	1,660,316
RPC	58,593	[b]	1,150,766
RSP Permian	85,276	[a]	3,266,924
Scorpio Tankers	408,643	[b]	939,879
		15,450,375
Exchange-Traded Funds - 1.0%
iShares Russell 2000 ETF	4,649	[b]	698,977
iShares Russell 2000 Value ETF	23,321		2,820,442
		3,519,419
Food & Staples Retailing - 2.2%
Casey's General Stores	27,140	[b]	3,048,093
Performance Food Group	20,439	[a]	626,455
Sprouts Farmers Market	11,720	[a]	301,907
United Natural Foods	63,847	[a,b]	2,724,351
US Foods Holding	26,433	[a]	882,598
		7,583,404
Food, Beverage & Tobacco - 1.4%
Boston Beer, Cl. A	15,048	[a,b]	2,453,576
Calavo Growers	14,145	[b]	1,207,276

45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Food, Beverage & Tobacco - 1.4% (continued)
Freshpet	57,923	[a]	1,158,460
		4,819,312
Health Care Equipment & Services - 6.1%
ABIOMED	2,671	[a]	716,309
Align Technology	4,981	[a]	1,307,612
Amedisys	45,867	[a]	2,715,785
athenahealth	2,569	[a]	358,992
Boston Scientific	26,886	[a]	732,912
DENTSPLY SIRONA	19,590		1,098,215
DexCom	6,842	[a,b]	384,110
Encompass Health	39,219		2,088,804
Evolent Health, Cl. A	112,285	[a,b]	1,644,975
iRhythm Technologies	9,998	[a]	621,376
K2M Group Holdings	30,592	[a]	633,560
Laboratory Corporation of America Holdings	2,638	[a]	455,583
Medidata Solutions	14,423	[a]	947,014
Nevro	10,838	[a,b]	879,179
NxStage Medical	32,046	[a]	746,031
Omnicell	43,889	[a]	1,915,755
Teladoc	23,434	[a,b]	939,703
Tivity Health	50,261	[a]	1,937,562
WellCare Health Plans	2,674	[a]	518,515
		20,641,992
Household & Personal Products - .2%
Inter Parfums	13,226	[b]	560,782
Insurance - .7%
MGIC Investment	181,742	[a]	2,506,222
Materials - 5.9%
Cabot	10,883		654,939
Carpenter Technology	14,768		752,282
Eagle Materials	31,280		3,135,194
Ferroglobe	50,733		819,845
Goldcorp	55,238		691,027
Huntsman	95,061		3,067,618
Kinross Gold	314,513	[a]	1,125,957
Methanex	23,589	[b]	1,296,216
Packaging Corporation of America	21,460		2,558,032
Summit Materials, Cl. A	39,275	[a,b]	1,242,268
Tahoe Resources	99,174		483,969
US Concrete	26,574	[a,b]	1,933,258
Vulcan Materials	4,758		560,159
Westlake Chemical	16,011		1,733,351
		20,054,115
Media - 1.5%
IMAX	36,773	[a,b]	775,910
Liberty Media, Cl. C	12,962	[a,b]	426,839
Nexstar Media Group, Cl. A	16,392	[b]	1,171,208
Sinclair Broadcast Group, Cl. A	85,280	[b]	2,882,464
		5,256,421
Pharmaceuticals, Biotechnology & Life Sciences - 8.0%
Aclaris Therapeutics	24,870	[a]	495,908
Adamas Pharmaceuticals	18,362	[a]	448,951
Aerie Pharmaceuticals	13,292	[a,b]	679,886

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Pharmaceuticals, Biotechnology & Life Sciences - 8.0% (continued)
Agilent Technologies	6,769		464,286
Alkermes	9,188	[a,b]	524,451
Amicus Therapeutics	33,975	[a]	467,496
BioMarin Pharmaceutical	6,877	[a]	558,206
Bluebird Bio	1,657	[a,b]	333,057
Cambrex	58,856	[a]	3,057,569
Flexion Therapeutics	41,478	[a,b]	1,051,882
Foamix Pharmaceuticals	59,656	[a,b]	354,953
Galapagos, ADR	5,833	[a,b]	607,857
Halozyme Therapeutics	31,968	[a,b]	628,491
Heska	5,296	[a]	360,022
Jazz Pharmaceuticals	27,984	[a]	4,052,083
Ligand Pharmaceuticals	4,813	[a]	731,047
Natera	42,217	[a]	379,953
NeoGenomics	35,793	[a,b]	300,661
Neurocrine Biosciences	5,818	[a]	491,214
Otonomy	55,381	[a]	329,517
Portola Pharmaceuticals	11,726	[a]	496,244
PRA Health Sciences	16,120	[a]	1,354,080
Radius Health	15,836	[a,b]	603,193
Retrophin	22,000	[a,b]	550,440
Sage Therapeutics	21,631	[a,b]	3,490,378
TESARO	5,387	[a,b]	297,524
TherapeuticsMD	791,162	[a]	3,955,810
		27,065,159
Real Estate - 2.9%
CoreCivic	89,829	[c]	1,867,545
Empire State Realty Trust, Cl. A	116,360	[c]	1,961,830
Equinix	1,137	[c]	445,818
Jones Lang LaSalle	18,294		2,938,199
Monmouth Real Estate Investment	18,003	[c]	254,202
Pebblebrook Hotel Trust	51,147	[b,c]	1,739,509
Physicians Realty Trust	34,921	[c]	501,815
		9,708,918
Retailing - 2.8%
BMC Stock Holdings	7,085	[a]	132,844
Carvana	16,321	[b]	327,073
Dick's Sporting Goods	63,779	[b]	2,042,204
Dollar Tree	10,984	[a]	1,127,398
Duluth Holdings, Cl. B	21,587	[a,b]	363,093
Lithia Motors, Cl. A	9,279	[b]	963,995
LKQ	11,174	[a]	441,150
Ollie's Bargain Outlet Holdings	13,184	[a]	782,470
Ross Stores	8,246		643,930
Williams-Sonoma	53,906	[b]	2,790,175
		9,614,332
Semiconductors & Semiconductor Equipment - 2.9%
Advanced Micro Devices	181,252	[a,b]	2,194,962
Cavium	11,742	[a]	1,045,508
Maxim Integrated Products	34,118		2,079,151
MaxLinear	12,233	[a,b]	278,056
NVIDIA	1,387		335,654
Power Integrations	20,055		1,347,696

46

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Semiconductors & Semiconductor Equipment - 2.9% (continued)
Semtech	7,377	[a]	248,236
Skyworks Solutions	8,150		890,387
Teradyne	31,359		1,423,699
		9,843,349
Software & Services - 15.4%
2U	13,587	[a]	1,124,732
Acxiom	174,990	[a]	4,789,476
Amdocs	37,020		2,435,546
CACI International, Cl. A	6,582	[a]	981,047
Cognizant Technology Solutions, Cl. A	5,880		482,278
CommVault Systems	41,699	[a]	2,170,433
CoreLogic	66,527	[a]	3,026,978
CoStar Group	2,193	[a]	750,291
Fidelity National Information Services	11,140		1,082,585
First Data, Cl. A	106,803	[a]	1,668,263
HubSpot	34,191	[a,b]	3,796,911
Intuit	2,760		460,534
Jack Henry & Associates	18,143		2,128,174
LogMeIn	17,283		1,997,051
Mimecast	37,451	[a]	1,301,048
New Relic	25,702	[a]	1,844,890
Nuance Communications	191,247	[a]	3,071,427
Paychex	4,379		285,204
Proofpoint	19,903	[a]	2,133,004
Rapid7	55,688	[a]	1,470,720
ServiceNow	6,590	[a]	1,061,056
Shopify, Cl. A	20,380	[a]	2,816,720
Splunk	7,764	[a]	723,605
Square, Cl. A	27,801	[a,b]	1,280,236
SS&C Technologies Holdings	11,701		579,433
Talend, ADR	54,997	[a]	2,589,259
Teradata	19,768	[a]	727,858
Twilio, Cl. A	80,375	[a,b]	2,745,610
Twitter	10,596	[a]	337,589
Varonis Systems	26,394	[a]	1,482,023
Zendesk	19,353	[a]	835,663
		52,179,644
Technology Hardware & Equipment - 8.3%
Airgain	23,647	[a]	215,897
Amphenol, Cl. A	7,781		711,106
Ciena	148,612	[a]	3,443,340
Dolby Laboratories, Cl. A	37,861		2,443,928
FLIR Systems	8,800		432,080
Infinera	239,648	[a]	2,384,498
Lumentum Holdings	65,082	[a,b]	3,970,002
Mercury Systems	35,201	[a]	1,618,190
Methode Electronics	2,536		100,045
NETGEAR	10,735	[a]	598,476
Trimble	7,812	[a]	296,309
VeriFone Systems	109,130	[a]	1,811,558
Viavi Solutions	331,023	[a]	3,184,441
Xerox	138,469		4,198,380

BNY Mellon Small/Mid Cap Multi-Strategy Fund (continued)
Description	Shares		Value ($)
Common Stocks - 98.9% (continued)
Technology Hardware & Equipment - 8.3% (continued)
Zebra Technologies, Cl. A	20,556	[a]	2,839,606
		28,247,856
Telecommunication Services - .3%
Bandwidth, Cl. A	37,606		1,032,285
Transportation - 5.6%
Avis Budget Group	82,455	[a]	3,725,317
Hub Group, Cl. A	51,013	[a]	2,226,717
J.B. Hunt Transport Services	14,969		1,774,874
Kirby	22,513	[a]	1,688,475
Knight-Swift Transportation Holdings	67,554		3,253,401
Marten Transport	18,052		390,826
Ryder System	29,346		2,123,770
SkyWest	49,218		2,697,146
Werner Enterprises	30,336	[b]	1,130,016
		19,010,542
Total Common Stocks (cost $273,925,398)		336,243,948

Other Investment - 1.1%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $3,760,576)	3,760,576	[d]	3,760,576

Investment of Cash Collateral for Securities Loaned - 6.4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $21,515,197)	21,515,197	[d]	21,515,197
Total Investments (cost $299,201,171)	106.4%	361,519,721
Liabilities, Less Cash and Receivables	(6.4%)	(21,603,416)
Net Assets	100.0%	339,916,305

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity, or portion thereof, on loan. At February 28, 2018, the value of the fund’s securities on loan was $43,587,694 and the value of the collateral held by the fund was $45,590,440, consisting of cash collateral of $21,515,197 and U.S. Government & Agency securities valued at $24,075,243.

cInvestment in real estate investment trust.

dInvestment in affiliated money market mutual fund.

47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	15.4
Technology Hardware & Equipment	8.3
Pharmaceuticals, Biotechnology & Life Sciences	8.0
Money Market Investments	7.5
Diversified Financials	7.2
Capital Goods	6.5
Banks	6.1
Health Care Equipment & Services	6.1
Materials	5.9
Transportation	5.6
Consumer Services	4.6
Energy	4.5
Commercial & Professional Services	3.1
Semiconductors & Semiconductor Equipment	2.9
Real Estate	2.9
Retailing	2.8
Food & Staples Retailing	2.2
Media	1.5
Food, Beverage & Tobacco	1.4
Consumer Durables & Apparel	1.1
Exchange-Traded Funds	1.0
Insurance	.7
Automobiles & Components	.6
Telecommunication Services	.3
Household & Personal Products	.2
106.4

† Based on net assets.

See notes to financial statements.

48

BNY Mellon International Fund
Description	Shares	Value ($)
Common Stocks - 98.5%
Australia - 5.4%
Aristocrat Leisure	454,212	8,611,257
BHP Billiton	420,486	9,833,526
Macquarie Group	304,537	24,343,447
Woodside Petroleum	378,355	8,494,924
Woolworths Group	578,732	12,367,733
		63,650,887
Belgium - 2.5%
bpost	266,000	9,014,617
UCB	253,155	20,886,549
		29,901,166
Brazil - 1.1%
Aperam	243,164	12,605,319
Finland - .9%
UPM-Kymmene	297,752	10,174,182
France - 10.3%
Arkema	98,921	12,925,435
Atos	77,256	10,166,722
BNP Paribas	353,950	27,986,618
Cie Generale des Etablissements Michelin	108,813	16,731,266
Orange	1,150,430	19,476,397
Renault	124,022	13,405,842
Thales	45,066	5,024,998
Vinci	159,874	15,765,911
		121,483,189
Germany - 8.4%
Allianz	95,342	22,248,566
Bayer	148,699	17,437,077
Deutsche Post	274,176	12,579,234
Evonik Industries	278,135	10,289,424
Fresenius & Co.	232,712	19,026,602
Hapag-Lloyd	159,908	[a,b] 6,497,381
Infineon Technologies	388,187	10,554,352
		98,632,636
Hong Kong - 3.2%
AIA Group	2,649,800	22,002,451
Sun Hung Kai Properties	905,000	15,017,934
		37,020,385
Italy - 5.3%
Enel	2,308,039	13,392,200
Fiat Chrysler Automobiles	705,963	[b] 14,988,799
Leonardo	850,440	9,110,162
Moncler	275,123	9,583,754
Telecom Italia	17,077,573	[b] 15,331,257
		62,406,172
Japan - 24.3%
Alps Electric	544,600	15,017,232
Chubu Electric Power	605,200	8,256,899
Denso	248,100	14,480,122
Hitachi	3,133,000	23,767,293
ITOCHU	466,000	8,941,923
Japan Airlines	254,200	9,687,679
JTEKT	311,600	4,808,507
KDDI	476,000	11,692,893
MINEBEA MITSUMI	401,000	9,104,574

BNY Mellon International Fund (continued)
Description	Shares	Value ($)
Common Stocks - 98.5% (continued)
Japan - 24.3% (continued)
Mitsubishi Electric	879,900	14,825,235
Nintendo	33,200	15,183,943
Recruit Holdings	450,600	10,821,760
Seven & i Holdings	361,600	15,036,921
Shionogi & Co.	154,300	8,029,049
Showa Denko	193,600	9,520,581
Showa Shell Sekiyu	1,171,000	15,180,989
Sony	622,100	31,335,611
Sumitomo Mitsui Financial Group	666,500	28,897,745
Suzuki Motor	327,800	18,735,959
Zeon Corp	796,000	11,918,046
		285,242,961
Macau - 1.7%
Sands China	3,620,400	20,206,315
Netherlands - 6.2%
ABN AMRO Group	617,719	[a] 19,248,007
Heineken	178,184	18,531,242
Koninklijke Philips	300,215	11,479,857
NN Group	535,149	23,861,229
		73,120,335
Norway - 1.0%
Aker BP	255,442	6,228,709
Telenor	247,824	5,569,955
		11,798,664
Portugal - 1.3%
Galp Energia	868,861	15,701,443
Singapore - .9%
United Overseas Bank	514,900	10,775,207
Spain - 3.3%
ACS Actividades de Construccion y Servicios	327,335	11,230,989
Banco Santander	3,973,316	27,251,083
		38,482,072
Sweden - 1.4%
Alfa Laval	340,730	8,192,100
Volvo, Cl. B	409,572	7,711,335
		15,903,435
Switzerland - 5.3%
ABB	387,989	9,395,941
Adecco Group	129,425	10,431,683
Julius Baer Group	296,807	[b] 19,194,224
Novartis	282,268	23,616,642
		62,638,490
United Kingdom - 15.3%
Anglo American	420,406	10,203,949
Compass Group	357,277	7,598,726
Diageo	751,543	25,471,548
Ferguson	110,713	7,796,497
Imperial Brands	517,661	18,574,506
Prudential	744,087	18,620,988
Royal Dutch Shell, Cl. B	446,243	14,152,144
Shire	262,431	11,211,097
Smiths Group	268,203	5,879,138
SSE	1,214,134	20,391,972
Standard Chartered	1,753,009	[b] 19,509,378

49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Fund (continued)
Description	Shares	Value ($)
Common Stocks - 98.5% (continued)
United Kingdom - 15.3% (continued)
Unilever	387,341	19,804,880
		179,214,823
United States - .7%
iShares MSCI EAFE ETF	109,000	7,659,430
Total Common Stocks (cost $1,004,049,440)		1,156,617,111
	Number of Rights
Rights - .0%
Australia - .0%
Woodside Petroleum (cost $113,163)	40,909	[b] 68,314
	Shares
Other Investment - .7%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $7,638,291)	7,638,291	[c] 7,638,291
Total Investments (cost $1,011,800,894)	99.2%	1,164,323,716
Cash and Receivables (Net)	.8%	9,487,830
Net Assets	100.0%	1,173,811,546

ETF—Exchange-Traded Fund

aSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, these securities were valued at $25,745,388 or 2.19% of net assets.

bNon-income producing security.

cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	22.5
Industrials	16.0
Consumer Discretionary	13.3
Consumer Staples	9.3
Health Care	8.5
Materials	7.4
Information Technology	6.4
Energy	5.1
Telecommunications	4.4
Utilities	3.6
Real Estate	1.3
Exchange-Traded Funds	.7
Money Market Investment	.7
99.2

† Based on net assets.

See notes to financial statements.

50

BNY Mellon Emerging Markets Fund
Description	Shares	Value ($)
Common Stocks - 93.1%
Australia - .4%
MMG	5,368,000	[a] 3,704,263
Brazil - 6.7%
Ambev, ADR	526,181	3,551,722
Cia Hering	430,100	3,046,691
Estacio Participacoes	749,800	7,828,458
Hypera	704,900	7,494,271
Localiza Rent a Car	675,060	5,393,162
Qualicorp	442,700	3,919,931
Suzano Papel e Celulose	1,080,500	7,237,942
Tim Participacoes	2,916,200	12,663,901
Vale	1,030,460	14,297,398
Via Varejo	675,500	5,698,342
		71,131,818
Chile - .5%
Itau CorpBanca	557,068,293	5,683,797
China - 33.6%
Alibaba Group Holding, ADR	263,158	[a] 48,984,230
Anhui Conch Cement, Cl. H	1,615,500	8,575,095
ANTA Sports Products	619,000	3,039,936
Bank of China, Cl. H	20,246,000	10,914,820
Beijing Capital International Airport, Cl. H	4,242,000	6,227,362
China Construction Bank, Cl. H	31,145,939	32,031,951
China Lodging Group, ADR	71,136	10,805,558
China Shenhua Energy, Cl. H	4,020,500	11,324,289
CNOOC	5,455,000	7,771,702
Dali Foods Group Co.	8,235,000	[b] 7,818,494
Jiangsu Expressway, Cl. H	2,644,000	4,091,647
PICC Property & Casualty, Cl. H	8,336,000	16,370,624
Ping An Insurance Group Company of China, Cl. H	2,395,000	25,214,722
Shanghai Pharmaceuticals Holding, Cl. H	4,524,100	11,317,189
Sinotrans, Cl. H	9,001,000	4,954,625
Sunny Optical Technology Group	739,300	12,275,008
TAL Education Group, ADR	323,086	12,199,727
Tencent Holdings	1,733,100	95,049,731
Weibo, ADR	93,467	[a] 12,012,379
Yanzhou Coal Mining, Cl. H	3,314,000	4,880,170
YY, ADR	29,372	[a] 3,798,681
ZTE, Cl. H	2,061,600	[a] 7,232,840
		356,890,780
Colombia - .4%
Ecopetrol, ADR	242,740	4,250,377
Hong Kong - 4.4%
Brilliance China Automotive Holdings	2,472,000	6,623,030
China Everbright International	8,376,000	12,847,321
ENN Energy Holdings	630,000	4,850,043
Galaxy Entertainment Group	1,473,000	12,772,070
GCL-Poly Energy Holdings	34,051,000	[a] 5,347,669
Shimao Property Holdings	1,668,000	4,107,845
		46,547,978
Hungary - .6%
MOL Hungarian Oil & Gas	539,799	5,868,105

BNY Mellon Emerging Markets Fund (continued)
Description	Shares	Value ($)
Common Stocks - 93.1% (continued)
India - 6.0%
Engineers India	1,720,081	4,506,586
ICICI Bank	608,296	2,903,220
Indiabulls Housing Finance	358,698	6,715,232
ITC	1,563,653	6,330,321
Jubilant Foodworks	143,357	4,439,272
Maruti Suzuki India	69,801	9,357,744
Mindtree	462,466	5,635,354
Power Finance	3,550,560	5,700,645
Reliance Industries	280,243	4,082,648
Tech Mahindra	1,005,685	9,409,063
UPL	351,603	3,909,711
Vakrangee	192,323	467,250
		63,457,046
Indonesia - 1.8%
Bank Negara Indonesia	8,096,300	5,696,129
Bank Rakyat Indonesia	10,814,300	2,959,478
Telekomunikasi Indonesia	35,535,100	10,318,234
		18,973,841
Malaysia - 1.0%
AirAsia	5,536,700	6,157,578
Malaysia Airports Holdings	2,079,100	4,594,626
		10,752,204
Mexico - 1.4%
Arca Continental	213,500	1,483,462
Grupo Aeroportuario del Centro Norte	1,298,100	6,349,108
Wal-Mart de Mexico	3,046,400	7,130,108
		14,962,678
Panama - 1.1%
Copa Holdings, Cl. A	87,935	11,956,522
Peru - .5%
Credicorp	24,077	5,211,467
Philippines - .1%
Puregold Price Club	1,198,980	1,191,808
Poland - 1.8%
Alior Bank	228,537	[a] 5,530,582
KGHM Polska Miedz	213,180	6,509,955
PGE	1,121,432	[a] 3,309,819
Powszechny Zaklad Ubezpieczen	331,780	4,114,855
		19,465,211
Russia - 4.5%
LUKOIL, ADR	293,263	19,472,663
Sberbank of Russia, ADR	1,407,165	28,509,163
		47,981,826
South Africa - 5.4%
Barloworld	425,415	6,370,219
Clicks Group	811,071	11,567,443
Exxaro Resources	727,800	8,143,377
Mr Price Group	362,768	8,647,052
Nedbank Group	493,769	11,938,255
Sasol	156,890	5,474,158
Shoprite Holdings	212,175	4,646,270
		56,786,774
South Korea - 9.5%
Hana Financial Group	142,959	6,432,040

51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Emerging Markets Fund (continued)
Description	Shares	Value ($)
Common Stocks - 93.1% (continued)
South Korea - 9.5% (continued)
Hankook Tire	79,599	4,331,116
KB Financial Group	79,239	4,663,892
LG Chem	17,854	6,234,753
LG Electronics	71,228	6,527,591
POSCO	52,891	17,567,606
Samsung Card	207,976	6,944,625
Samsung Electronics	16,847	36,512,834
SK Innovation	64,389	12,147,150
		101,361,607
Taiwan - 8.2%
Accton Technology	2,014,000	7,565,342
Airtac International Group	461,839	8,248,152
Chailease Holding	4,496,000	14,851,446
Compeq Manufacturing	2,350,000	2,680,694
E Ink Holdings	4,196,000	6,641,749
Fubon Financial Holding	6,504,000	11,429,197
Globalwafers Co.	336,000	4,754,470
Hiwin Technologies	357,000	4,491,112
Taiwan Semiconductor Manufacturing	3,204,000	26,313,394
		86,975,556
Thailand - 1.2%
RS	3,713,500	[a] 3,871,044
Thai Beverage	2,856,000	1,797,433
Thanachart Capital	1,586,100	2,805,382
Workpoint Entertainment	1,682,600	4,310,618
		12,784,477
Turkey - 2.0%
BIM Birlesik Magazalar	251,175	4,957,684
Tofas Turk Otomobil Fabrikasi	605,383	4,827,518
Turkiye Garanti Bankasi	3,718,061	11,389,891
		21,175,093
United Arab Emirates - 1.2%
Abu Dhabi Commercial Bank	4,128,092	8,196,692
Dubai Islamic Bank	2,743,054	4,523,346
		12,720,038
United States - .8%
iShares MSCI Emerging Markets ETF	183,596	8,816,280
Total Common Stocks (cost $674,397,772)		988,649,546

Preferred Stocks - 5.5%
Brazil - 5.5%
Banco do Estado do Rio Grande do Sul, Cl. B, 5.17	1,063,700	5,946,027
Cia Energetica de Minas Gerais, 2.88	3,049,400	7,710,608
Cia Paranaense de Energia, Cl. B, 10.96	591,600	4,618,886
Itausa - Investimentos Itau, 4.9	3,094,000	12,502,165
Petroleo Brasileiro	4,167,700	[a] 27,545,918
Total Preferred Stocks (cost $46,806,232)		58,323,604

BNY Mellon Emerging Markets Fund (continued)
Description	Number of Rights	Value ($)
Rights - .0%
Brazil - .0%
Itausa - Investimentos Itau	72,713	[a] 120,932
Taiwan - .0%
Fubon Financial Holding	272,437	[a] 0
Total Rights (cost $92,196)		120,932
	Shares
Other Investment - 2.5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $27,085,694)	27,085,694	[c] 27,085,694
Total Investments (cost $748,381,894)	101.1%	1,074,179,776
Liabilities, Less Cash and Receivables	(1.1%)	(11,873,108)
Net Assets	100.0%	1,062,306,668

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, these securities were valued at $7,818,494 or .74% of net assets.

cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	24.4
Information Technology	23.6
Energy	11.0
Consumer Discretionary	9.8
Industrials	9.7
Materials	6.4
Consumer Staples	4.8
Utilities	3.1
Telecommunication Services	2.8
Money Market Investment	2.5
Health Care	1.8
Exchange-Traded Funds	.8
Real Estate	.4
101.1

† Based on net assets.

See notes to financial statements.

52

BNY Mellon International Appreciation Fund
Description	Shares	Value ($)
Common Stocks - 99.3%
Automobiles & Components - 4.3%
Bridgestone, ADR	14,448	321,901
Daimler	6,357	545,431
Denso, ADR	16,138	471,552
Ferrari	2,439	[a] 302,948
Fiat Chrysler Automobiles	10,295	218,151
Honda Motor, ADR	7,948	286,843
Nissan Motor, ADR	262	5,492
Sumitomo Electric Industries, ADR	13,020	207,187
Toyota Motor, ADR	6,048	814,061
Volkswagen, ADR	6,050	240,548
		3,414,114
Banks - 12.9%
Australia & New Zealand Banking Group, ADR	22,898	513,373
Banco Bilbao Vizcaya Argentaria, ADR	52,559	437,291
Banco Santander, ADR	107,420	737,975
Barclays, ADR	26,340	309,495
BNP Paribas, ADR	14,661	580,429
Commerzbank, ADR	20,092	[a] 309,819
Commonwealth Bank of Australia, ADR	2,923	[b] 521,990
Credit Agricole, ADR	35,091	299,853
Danske Bank, ADR	22,808	460,037
Erste Group Bank, ADR	12,733	322,400
Hachijuni Bank, ADR	4,799	291,884
Hang Seng Bank, ADR	12,669	314,892
HSBC Holdings, ADR	21,528	1,068,435
ING Groep, ADR	23,169	407,311
Intesa Sanpaolo, ADR	16,734	378,356
Lloyds Banking Group, ADR	90,723	348,376
Mitsubishi UFJ Financial Group, ADR	70,092	498,354
Mizuho Financial Group, ADR	10,000	37,100
National Australia Bank, ADR	43,206	505,942
Nordea Bank, ADR	9,100	103,603
Shinsei Bank, ADR	70,546	223,349
Societe Generale, ADR	28,045	319,152
Sumitomo Mitsui Financial Group, ADR	12,296	107,098
Sumitomo Mitsui Trust Holdings, ADR	44,240	182,932
United Overseas Bank, ADR	8,700	366,357
Westpac Banking, ADR	22,315	530,204
		10,176,007
Capital Goods - 11.2%
ABB, ADR	21,572	523,984
Airbus, ADR	22,772	678,606
Asahi Glass, ADR	24,076	198,868
Atlas Copco, Cl. A, ADR	8,647	369,140
Atlas Copco, Cl. B, ADR	5,020	191,061
BAE Systems, ADR	7,289	234,706
CK Hutchison Holdings, ADR	14,471	180,164
FANUC, ADR	16,000	405,840
ITOCHU, ADR	705	27,065
Kajima, ADR	3,417	328,886
Kawasaki Heavy Industries, ADR	16,754	245,446

BNY Mellon International Appreciation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 99.3% (continued)
Capital Goods - 11.2% (continued)
Keppel, ADR	13,187	157,717
Komatsu, ADR	9,788	353,934
Kubota, ADR	3,271	295,518
Marubeni, ADR	1,423	108,743
Metso, ADR	30,248	243,209
Mitsubishi Electric, ADR	9,575	323,300
Mitsubishi, ADR	157	8,858
Mitsui & Co., ADR	811	294,798
Nidec, ADR	11,562	462,480
NSK, ADR	7,210	217,021
Rolls-Royce Holdings, ADR	18,030	210,771
Sandvik, ADR	23,276	433,748
Schneider Electric, ADR	2,150	37,356
Siemens, ADR	11,472	756,923
SKF, ADR	10,990	230,570
Sumitomo, ADR	17,536	311,965
Teijin, ADR	12,848	252,078
TOTO, ADR	5,445	288,821
Vinci, ADR	2,800	69,216
Volvo Cl. B, ADR	18,652	349,912
		8,790,704
Commercial & Professional Services - 2.4%
Dai Nippon Printing, ADR	25,828	268,095
Experian, ADR	13,373	286,048
RELX, ADR	16,624	343,452
Secom, ADR	20,620	368,067
Toppan Printing, ADR	30,905	266,169
Wolters Kluwer, ADR	6,372	322,646
		1,854,477
Consumer Durables & Apparel - 4.5%
adidas, ADR	4,525	501,460
Casio Computer, ADR	2,290	338,347
Cie Financiere Richemont, ADR	40,900	357,875
Electrolux, Cl. B, ADR	3,767	248,170
LVMH Moet Hennessy Louis Vuitton, ADR	11,669	699,907
Panasonic, ADR	21,520	336,358
Pandora, ADR	9,200	239,660
Sega Sammy Holdings, ADR	87,384	313,709
Sony, ADR	10,522	530,940
		3,566,426
Consumer Services - 1.4%
Compass Group, ADR	19,831	428,151
InterContinental Hotels Group, ADR	5,028	325,764
Sodexo, ADR	14,960	368,166
		1,122,081
Diversified Financials - 2.4%
Credit Suisse Group, ADR	17,222	316,196
Daiwa Securities Group, ADR	42,790	288,191
Deutsche Bank	15,506	247,166
Nomura Holdings, ADR	31,857	194,328
ORIX, ADR	3,179	282,613
UBS Group	27,651	[a] 524,539
		1,853,033

53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Appreciation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 99.3% (continued)
Energy - 4.9%
BP, ADR	17,666	686,501
Eni, ADR	11,575	383,943
Repsol, ADR	15,992	283,858
Royal Dutch Shell, Cl. A, ADR	10,424	659,526
Royal Dutch Shell, Cl. B, ADR	8,193	525,827
Statoil, ADR	9,055	204,915
Total, ADR	15,972	905,453
Woodside Petroleum, ADR	10,215	229,582
		3,879,605
Food & Staples Retailing - 1.1%
Aeon, ADR	15,968	270,337
J Sainsbury, ADR	5,618	81,012
Koninklijke Ahold Delhaiz, ADR	15,426	345,697
Tesco, ADR	21,655	187,532
		884,578
Food, Beverage & Tobacco - 6.8%
Ajinomoto, ADR	10,230	186,493
Anheuser-Busch InBev, ADR	2,685	285,093
British American Tobacco, ADR	7,308	431,610
Coca-Cola Amatil, ADR	39,762	276,744
Coca-Cola European Partners	600	22,812
Coca-Cola HBC, ADR	7,462	[a] 244,754
Danone, ADR	29,659	475,730
Diageo, ADR	3,298	447,341
Heineken, ADR	7,309	379,593
Imperial Brands, ADR	5,274	191,974
Japan Tobacco, ADR	15,000	211,800
Kirin Holdings, ADR	11,382	295,249
Nestle, ADR	17,855	1,420,008
Orkla, ADR	25,307	275,340
Yamazaki Baking, ADR	1,023	[a] 200,660
		5,345,201
Health Care Equipment & Services - 1.8%
Essilor International, ADR	6,934	455,564
Fresenius Medical Care & Co., ADR	7,800	411,996
Olympus, ADR	6,140	245,846
Smith & Nephew, ADR	8,103	287,413
		1,400,819
Household & Personal Products - 2.9%
Henkel AG & Co., ADR	2,322	309,755
Kao, ADR	4,988	365,945
L'Oreal, ADR	9,964	429,349
Reckitt Benckiser Group, ADR	14,141	228,306
Unilever	10,103	528,387
Unilever, ADR	7,838	404,441
		2,266,183
Insurance - 5.9%
Aegon	26,227	181,491
Ageas, ADR	6,836	358,001
AIA Group, ADR	26,000	872,300
Allianz, ADR	34,370	799,102
AXA, ADR	14,800	463,906
Legal & General Group, ADR	18,467	337,023
MS&AD Insurance Group Holdings, ADR	16,902	260,544

BNY Mellon International Appreciation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 99.3% (continued)
Insurance - 5.9% (continued)
Prudential, ADR	10,632	534,471
Tokio Marine Holdings, ADR	8,055	371,899
Zurich Insurance Group, ADR	14,447	475,884
		4,654,621
Materials - 8.0%
Air Liquide, ADR	18,553	466,237
Akzo Nobel, ADR	11,115	360,126
Alumina, ADR	36,920	266,193
Amcor, ADR	5,596	241,327
Anglo American, ADR	12,623	155,894
ArcelorMittal	8,151	[a] 277,215
Asahi Kasei, ADR	10,985	283,743
BASF, ADR	30,384	798,491
BHP Billiton, ADR	2,445	99,805
BHP Billiton, ADR	8,004	372,186
Boral, ADR	7,621	185,523
Glencore, ADR	38,136	[a] 403,098
James Hardie Industries, ADR	16,620	294,174
Johnson Matthey, ADR	1,892	163,452
Kobe Steel, ADR	5,450	[a] 29,989
Nippon Steel & Sumitomo Metal, ADR	8,082	191,947
Nitto Denko, ADR	5,620	232,977
Norsk Hydro, ADR	20,133	136,300
OJI Holdings, ADR	3,200	210,524
Rio Tinto, ADR	6,324	345,986
South32, ADR	13,639	174,852
Toray Industries, ADR	15,040	304,109
UPM-Kymmene, ADR	8,622	295,347
		6,289,495
Media - 1.4%
Pearson, ADR	12,033	120,210
Publicis Groupe, ADR	14,714	277,653
Sky, ADR	5,057	376,746
WPP, ADR	3,596	342,231
		1,116,840
Pharmaceuticals, Biotechnology & Life Sciences - 7.9%
AstraZeneca, ADR	16,886	560,446
Bayer, ADR	21,920	640,941
CSL, ADR	5,200	329,108
Eisai, ADR	4,123	219,055
GlaxoSmithKline, ADR	7,340	266,515
H Lundbeck, ADR	3,300	174,108
Novartis, ADR	15,237	1,270,004
Novo Nordisk, ADR	13,175	678,249
Roche Holding, ADR	38,182	1,103,842
Sanofi, ADR	16,289	639,343
Shire, ADR	1,985	254,080
Takeda Pharmaceutical, ADR	4,000	113,820
Teva Pharmaceutical Industries, ADR	300	5,616
		6,255,127
Real Estate - 3.7%
British Land, ADR	9,094	79,936
CapitaLand, ADR	56,796	308,970

54

BNY Mellon International Appreciation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 99.3% (continued)
Real Estate - 3.7% (continued)
City Developments, ADR	32,591	309,940
Daiwa House Industry, ADR	7,610	281,874
Hysan Development, ADR	25,301	293,254
LendLease Group, ADR	21,216	305,086
Mitsubishi Estate, ADR	15,000	260,850
Sino Land, ADR	21,641	191,374
Sun Hung Kai Properties, ADR	18,037	301,308
Swire Pacific, Cl. A, ADR	25,906	265,277
Westfield, ADR	24,214	333,911
		2,931,780
Retailing - 1.0%
Hennes & Mauritz, ADR	53,006	172,535
INDITEX, ADR	10,000	151,250
Kingfisher, ADR	27,401	274,284
Marui Group, ADR	5,401	210,639
		808,708
Semiconductors & Semiconductor Equipment - .7%
ASML Holding	1,900	371,241
SUMCO, ADR	1,000	54,045
Tokyo Electron, ADR	3,000	147,135
		572,421
Software & Services - 3.4%
Computershare, ADR	16,642	229,660
Dassault Systemes, ADR	3,770	488,592
Fujitsu, ADR	5,602	169,124
Nice, ADR	3,000	289,770
Nintendo, ADR	4,000	228,200
Sage Group, ADR	8,164	316,069
SAP, ADR	7,862	821,579
UbiSoft Entertainment, ADR	8,150	[a] 133,966
		2,676,960
Technology Hardware & Equipment - 2.8%
Canon, ADR	8,097	308,658
Ericsson, ADR	28,504	188,696
FUJIFILM Holdings, ADR	6,819	284,011
Hitachi, ADR	3,435	265,388
Kyocera, ADR	5,424	318,985
Nokia, ADR	11,880	68,904
Omron, ADR	4,660	275,499
Ricoh, ADR	15,155	166,099
TDK, ADR	3,571	326,479
		2,202,719
Telecommunication Services - 3.6%
BT Group, ADR	10,368	172,524
Deutsche Telekom, ADR	25,034	402,797
KDDI, ADR	22,000	269,060
Nippon Telegraph & Telephone, ADR	4,682	218,415
Orange, ADR	15,952	271,344
Singapore Telecommunications, ADR	960	24,370
SoftBank Group, ADR	5,000	206,450
Swisscom, ADR	5,286	286,765
Telecom Italia, ADR	16,796	[a] 152,004
Telefonica, ADR	30,412	292,868
Telenor, ADR	5,288	119,086

BNY Mellon International Appreciation Fund (continued)
Description	Shares	Value ($)
Common Stocks - 99.3% (continued)
Telecommunication Services - 3.6% (continued)
Telstra, ADR	4,648	60,494
Vodafone Group, ADR	13,664	386,828
		2,863,005
Transportation - 1.2%
ANA Holdings, ADR	31,722	255,844
Deutsche Lufthansa, ADR	3,566	119,069
International Consolidated Airlines Group, ADR	9,655	162,494
Nippon Yusen, ADR	34,373	[a] 150,241
Ryanair Holdings, ADR	1,745	[a] 211,599
		899,247
Utilities - 3.1%
Centrica, ADR	570	4,537
CLP Holdings, ADR	12,613	128,148
E.ON, ADR	24,594	250,121
EDP - Energias de Portugal, ADR	330	11,342
Enel, ADR	70,107	406,621
Engie, ADR	7,886	123,731
Hong Kong & China Gas, ADR	116,060	235,602
Iberdrola, ADR	16,396	484,174
National Grid, ADR	4,340	223,901
RWE, ADR	6,730	[a] 133,927
SSE, ADR	7,960	135,559
United Utilities Group, ADR	6,047	112,353
Veolia Environnement, ADR	9,077	220,571
		2,470,587
Total Common Stocks (cost $88,927,479)		78,294,738
	Principal Amount ($)
Short-Term Investments - .1%
U.S. Treasury Bills
1.27%, 3/8/18 (cost $54,986)	55,000	[c] 54,987
	Shares
Other Investment - .3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $261,636)	261,636	[d] 261,636
Total Investments (cost $89,244,101)	99.7%	78,611,361
Cash and Receivables (Net)	.3%	241,729
Net Assets	100.0%	78,853,090

ADR—American Depository Receipt

aNon-income producing security.

bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, these securities were valued at $521,990 or .66% of net assets.

cHeld by a counterparty for open exchange traded derivative contracts.

dInvestment in affiliated money market mutual fund.

55

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Banks	12.9
Capital Goods	11.2
Materials	8.0
Pharmaceuticals, Biotechnology & Life Sciences	7.9
Food, Beverage & Tobacco	6.8
Insurance	5.9
Energy	4.9
Consumer Durables & Apparel	4.5
Automobiles & Components	4.3
Real Estate	3.7
Telecommunication Services	3.6
Software & Services	3.4
Utilities	3.1
Household & Personal Products	2.9
Technology Hardware & Equipment	2.8
Commercial & Professional Services	2.4
Diversified Financials	2.4
Health Care Equipment & Services	1.8
Consumer Services	1.4
Media	1.4
Transportation	1.2
Food & Staples Retailing	1.1
Retailing	1.0
Semiconductors & Semiconductor Equipment	.7
Short-Term/Money Market Investments	.4
99.7

† Based on net assets.

See notes to financial statements.

56

BNY Mellon International Equity Income Fund
Description	Shares	Value ($)
Common Stocks - 97.8%
Australia - 14.3%
Aurizon Holdings	1,066,300	3,757,926
Australia & New Zealand Banking Group	323,225	7,245,045
Bank of Queensland	330,000	3,215,055
Commonwealth Bank of Australia	89,240	5,271,658
National Australia Bank	506,300	11,795,492
Suncorp Group	706,700	7,408,389
Telstra Corporation	506,634	1,311,033
Transurban Group	182,600	1,633,249
Wesfarmers	233,700	7,462,064
Westpac Banking	282,200	6,698,775
		55,798,686
Brazil - .7%
CCR	660,900	2,585,060
Canada - 3.3%
Royal Bank of Canada	75,300	5,932,105
Toronto-Dominion Bank	119,300	6,879,832
		12,811,937
China - 7.8%
Alibaba Group Holding, ADR	9,500	[a] 1,768,330
Bank of China, Cl. H	5,382,500	2,901,759
Chongqing Changan Automobile, Cl. B	3,095,886	3,444,334
Guangzhou R&F Properties, Cl. H	4,238,100	9,846,322
Industrial & Commercial Bank of China, Cl. H	4,942,000	4,218,732
Jiangsu Expressway, Cl. H	1,111,300	1,719,760
Tencent Holdings	65,200	3,575,814
Zhejiang Expressway, Cl. H	2,802,700	3,039,171
		30,514,222
Czech Republic - 2.7%
CEZ	385,600	9,307,100
Komercni banka	30,800	1,365,140
		10,672,240
Finland - 1.2%
Fortum	218,000	4,779,934
France - 2.6%
Renault	51,750	5,593,785
TOTAL	82,700	4,721,602
		10,315,387
Germany - 4.0%
Deutsche Post	30,000	1,376,404
Muenchener Rueckversicherungs	18,523	4,149,638
ProSiebenSat.1 Media	252,350	10,014,382
		15,540,424
Greece - 1.5%
OPAP	477,300	5,802,598
Hong Kong - 2.8%
Hong Kong & China Gas	395,000	778,910
Li & Fung	18,512,000	9,309,144
WH Group	790,000	[b] 972,369
		11,060,423
Israel - 2.7%
Bezeq The Israeli Telecommunication Corporation	6,900,100	10,542,949

BNY Mellon International Equity Income Fund (continued)
Description	Shares	Value ($)
Common Stocks - 97.8% (continued)
Italy - 1.7%
Eni	38,005	632,662
Intesa Sanpaolo	1,594,500	5,988,286
		6,620,948
Japan - 10.1%
Asahi Glass	23,600	976,795
Daito Trust Construction	15,000	2,490,882
Honda Motor	68,000	2,451,203
ITOCHU	608,000	11,666,715
NTT DOCOMO	58,600	1,498,588
Osaka Gas	38,000	750,346
Sumitomo	118,000	2,072,910
Takeda Pharmaceutical	126,000	7,152,164
Tokyo Electron	53,000	10,340,182
		39,399,785
Luxembourg - .6%
RTL Group	27,200	2,402,592
Macau - 2.1%
Sands China	1,473,000	8,221,164
Malaysia - .4%
British American Tobacco Malaysia	216,600	1,561,500
New Zealand - 2.0%
Auckland International Airport	583,100	2,702,997
Spark New Zealand	2,169,600	5,237,491
		7,940,488
Norway - 2.9%
Marine Harvest	588,000	11,402,282
Qatar - .0%
Commercial Bank PQSC	12,314	[a] 95,142
Russia - 2.5%
Severstal	600,000	9,756,145
South Africa - 1.4%
MMI Holdings	1,626,700	2,988,254
Mondi	46,100	1,191,225
MTN Group	100,000	1,083,081
		5,262,560
South Korea - .7%
Korea Electric Power	8,200	250,107
Samsung Electronics	1,100	2,384,052
		2,634,159
Spain - 1.2%
Banco Santander	690,700	4,737,183
Sweden - 1.0%
Skanska, Cl. B	204,500	4,061,658
Switzerland - 4.6%
Nestle	31,200	2,483,525
Novartis	79,436	6,646,207
Roche Holding	10,971	2,543,831
STMicroelectronics	79,500	1,817,301
Zurich Insurance Group	13,785	4,547,849
		18,038,713
Taiwan - 5.3%
Asustek Computer	939,000	8,868,830
Chicony Electronics	394,192	961,226
Compal Electronics	1,093,900	743,799
Highwealth Construction	2,091,000	3,114,127

57

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon International Equity Income Fund (continued)
Description	Shares	Value ($)
Common Stocks - 97.8% (continued)
Taiwan - 5.3% (continued)
Novatek Microelectronics	660,000	2,820,833
Taiwan Semiconductor Manufacturing	420,000	3,449,321
Transcend Information	264,400	761,249
		20,719,385
Turkey - 3.0%
Petkim Petrokimya Holding	5,585,500	11,790,769
United Arab Emirates - .9%
Dubai Islamic Bank	2,208,000	3,641,032
United Kingdom - 13.3%
AstraZeneca	56,940	3,729,327
BP	1,563,000	10,138,865
British American Tobacco	130,712	7,677,190
GlaxoSmithKline	292,100	5,243,993
HSBC Holdings	238,773	2,350,605
Imperial Brands	107,200	3,846,508
Legal & General Group	959,709	3,449,320
Persimmon	41,800	1,488,740
Petrofac	275,300	1,703,163
Royal Dutch Shell, Cl. A	317,945	10,037,045
Royal Dutch Shell, Cl. B	28,000	887,992
SSE	47,200	792,747
Vodafone Group	174,795	489,396
		51,834,891
United States - .5%
iShares MSCI EAFE ETF	30,000	2,108,100
Total Common Stocks (cost $331,563,186)		382,652,356

Preferred Stocks - 1.0%
South Korea - 1.0%
Hyundai Motor, 4.54 (cost $4,144,785)	46,900	3,875,410

Other Investment - .6%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $2,126,372)	2,126,372	[c] 2,126,372
Total Investments (cost $337,834,343)	99.4%	388,654,138
Cash and Receivables (Net)	.6%	2,529,575
Net Assets	100.0%	391,183,713

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aNon-income producing security.

bSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, these securities were valued at $972,369 or .25% of net assets.

cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	24.2
Consumer Discretionary	17.0
Information Technology	9.6
Consumer Staples	9.0
Energy	7.2
Health Care	6.5
Materials	5.8
Telecommunications	5.2
Industrials	4.6
Utilities	4.3
Real Estate	3.9
Transportation	1.0
Money Market Investment	.6
Exchange-Traded Funds	.5
99.4

† Based on net assets.

See notes to financial statements.

58

BNY Mellon Asset Allocation Fund
Description	Principal Amount ($)		Value ($)
Bonds and Notes - 13.0%
Commercial Mortgage Pass-Through Ctfs. - .2%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3, 3.40%, 5/10/45	272,335		275,171
WFRBS Commercial Mortgage Trust, Ser. 2013-C12, Cl. A4, 3.20%, 3/15/48	315,000		314,920
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4, 3.00%, 5/15/45	540,000		534,267
			1,124,358
Consumer Discretionary - .7%
21st Century Fox America, Gtd. Notes, 6.15%, 3/1/37	265,000		328,225
Amazon.com, Sr. Unscd. Notes, 2.50%, 11/29/22	435,000		425,138
Comcast, Gtd. Notes, 3.60%, 3/1/24	625,000		631,660
eBay, Sr. Unscd. Notes, 2.60%, 7/15/22	385,000		373,264
Ford Motor Credit, Sr. Unscd. Notes, 3.22%, 1/9/22	325,000		319,981
General Motors Financial, Gtd. Notes, 3.20%, 7/6/21	210,000		208,587
Scripps Networks Interactive, Sr. Unscd. Notes, 2.80%, 6/15/20	345,000		342,229
Time Warner, Gtd. Notes, 4.00%, 1/15/22	470,000		482,822
Toyota Motor Credit, Sr. Unscd. Notes, 2.15%, 3/12/20	300,000		297,161
			3,409,067
Consumer Staples - .2%
Anheuser-Busch InBev Finance, Gtd. Notes, 4.90%, 2/1/46	375,000		401,366
CVS Health, Sr. Unscd. Notes, 4.88%, 7/20/35	165,000		171,894
PepsiCo, Sr. Unscd. Notes, 4.50%, 1/15/20	375,000		387,921
			961,181
Energy - .4%
Apache, Sr. Unscd. Notes, 3.25%, 4/15/22	265,000		262,638
BP Capital Markets, Gtd. Notes, 4.75%, 3/10/19	255,000		260,827
Enterprise Products Operating, Gtd. Notes, 2.55%, 10/15/19	200,000		199,162
Exxon Mobil, Sr. Unscd. Notes, 1.71%, 3/1/19	260,000		258,467
Sabine Pass Liquefaction, Sr. Scd. Notes, 5.75%, 5/15/24	200,000		216,288
Spectra Energy Partners, Sr. Unscd. Notes, 3.50%, 3/15/25	195,000		189,511
Sunoco Logistics Partners Operations, Gtd. Notes, 4.00%, 10/1/27	190,000		181,312
Williams Partners, Sr. Unscd. Notes, 4.30%, 3/4/24	225,000		230,958
			1,799,163
Financials - 1.8%
AerCap Ireland Capital, Gtd. Notes, 4.50%, 5/15/21	680,000		701,324
Bank of America, Sr. Unscd. Notes, Ser. L, 2.60%, 1/15/19	645,000		645,263
Bank of America, Sub. Notes, Ser. L, 3.95%, 4/21/25	590,000		589,646
Barclays, Sub. Notes, 5.20%, 5/12/26	255,000		259,416
Citigroup, Sub. Notes, 4.45%, 9/29/27	800,000		817,337

BNY Mellon Asset Allocation Fund (continued)
Description	Principal Amount ($)		Value ($)
Bonds and Notes - 13.0% (continued)
Financials - 1.8% (continued)
Citizens Financial Group, Sub. Notes, 4.15%, 9/28/22	545,000	[a]	554,677
Cooperatieve Rabobank, Gtd. Notes, 4.50%, 1/11/21	530,000		551,438
GE Capital International Funding, Gtd. Notes, 2.34%, 11/15/20	305,000		298,486
Goldman Sachs Group, Sub. Notes, 6.75%, 10/1/37	530,000		672,546
Intercontinental Exchange, Gtd. Notes, 2.75%, 12/1/20	410,000		409,363
JPMorgan Chase & Co., Sub. Notes, 3.38%, 5/1/23	425,000		421,548
MetLife, Sr. Unscd. Notes, 7.72%, 2/15/19	345,000		361,644
Morgan Stanley, Sub. Notes, 4.88%, 11/1/22	735,000		775,749
Royal Bank of Scotland Group, Sub. Bonds, 6.13%, 12/15/22	240,000		256,219
Societe Generale, Sub. Notes, 4.75%, 11/24/25	510,000	[a]	521,138
Total System Services, Sr. Unscd. Notes, 4.80%, 4/1/26	350,000		367,715
Wells Fargo & Co., Sr. Unscd. Notes, 2.63%, 7/22/22	225,000		218,707
Wells Fargo & Co., Sub. Notes, 4.90%, 11/17/45	405,000		428,873
			8,851,089
Foreign/Governmental - .2%
Petroleos Mexicanos, Gtd. Notes, 4.88%, 1/24/22	550,000		566,198
Province of Ontario Canada, Sr. Unscd. Bonds, 4.00%, 10/7/19	330,000		337,900
			904,098
Health Care - .3%
AbbVie, Sr. Unscd. Notes, 2.90%, 11/6/22	325,000		318,700
Amgen, Sr. Unscd. Notes, 5.65%, 6/15/42	325,000		388,208
Biogen, Sr. Unscd. Notes, 2.90%, 9/15/20	345,000		344,488
Celgene, Sr. Unscd. Notes, 2.88%, 8/15/20	265,000		264,494
			1,315,890
Industrials - .5%
ABB Finance USA, Gtd. Notes, 2.88%, 5/8/22	505,000		503,429
American Airlines, Bonds, Ser. 2015-1 Cl. A, 3.38%, 11/1/28	307,529		302,793
Burlington Northern Santa Fe, Sr. Unscd. Debs., 3.45%, 9/15/21	430,000		438,176
General Electric, Jr. Sub. Debs., Ser. D, 5.00%, 12/31/49	250,000		247,538
General Electric, Sub. Notes, 5.30%, 2/11/21	142,000		149,966
Northrop Grumman, Sr. Unscd. Notes, 2.08%, 10/15/20	230,000		225,409
Tech Data, Sr. Unscd. Notes, 4.95%, 2/15/27	345,000		355,179
			2,222,490
Information Technology - .6%
Adobe Systems, Sr. Unscd. Notes, 3.25%, 2/1/25	305,000		302,547
Apple, Sr. Unscd. Notes, 4.38%, 5/13/45	300,000		315,124

59

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Principal Amount ($)		Value ($)
Bonds and Notes - 13.0% (continued)
Information Technology - .6% (continued)
Arrow Electronics, Sr. Unscd. Notes, 3.50%, 4/1/22	385,000		382,482
Dell International, Sr. Scd. Notes, 6.02%, 6/15/26	375,000	[a]	401,821
Fidelity National Information Services, Gtd. Notes, 3.88%, 6/5/24	126,000		128,298
Intel, Sr. Unscd. Notes, 2.70%, 12/15/22	290,000		286,646
Microsoft, Sr. Unscd. Notes, 3.75%, 2/12/45	440,000		434,141
Oracle, Sr. Unscd. Notes, 2.50%, 5/15/22	570,000		557,571
			2,808,630
Materials - .0%
Eastman Chemical, Sr. Unscd. Notes, 3.60%, 8/15/22	224,000		226,854
Municipal Bonds - .9%
California Earthquake Authority, Revenue, 2.81%, 7/1/19	294,000		293,541
California Educational Facilities Authority, Revenue (Stanford University), Ser. U-2, 5.00%, 10/1/32	375,000		470,123
Chicago, GO, 7.38%, 1/1/33	290,000		320,868
Commonwealth of Massachusetts, GO (Build America Bonds), 4.91%, 5/1/29	325,000		367,006
New York City, GO (Build America Bonds), 6.25%, 6/1/35	345,000		369,298
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Build America Bonds), 6.28%, 6/15/42	530,000		579,115
Oakland Unified School District, GO (Build America Bonds), 9.50%, 8/1/34	180,000		197,894
South Carolina Public Service Authority, Revenue Obligations, Cl. D, 2.39%, 12/1/23	260,000		244,348
State Board of Administration Finance Corporation, Revenue Bonds, Ser. A, 3.00%, 7/1/20	900,000		908,676
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue, 8.25%, 7/1/24	310,000		318,609
University of California, Limited Project Revenue, Ser. J, 4.13%, 5/15/45	340,000		347,463
			4,416,941
Real Estate - .3%
Alexandria Real Estate Equities, Gtd. Notes, 4.30%, 1/15/26	265,000		269,438
Boston Properties, Sr. Unscd. Notes, 4.13%, 5/15/21	215,000		221,990
CubeSmart, Gtd. Notes, 4.80%, 7/15/22	335,000		351,791
Essex Portfolio, Gtd. Notes, 3.38%, 1/15/23	265,000		263,769
Kimco Realty, Sr. Unscd. Notes, 3.40%, 11/1/22	340,000		341,415
			1,448,403
Telecommunications - .4%
AT&T, Sr. Unscd. Notes, 4.45%, 5/15/21	525,000		544,797
AT&T, Sr. Unscd. Notes, 3.90%, 8/14/27	335,000		333,017

BNY Mellon Asset Allocation Fund (continued)
Description	Principal Amount ($)		Value ($)
Bonds and Notes - 13.0% (continued)
Telecommunications - .4% (continued)
Telefonica Emisiones, Gtd. Notes, 4.10%, 3/8/27	590,000		586,957
Verizon Communications, Sr. Unscd. Bonds, 5.50%, 3/16/47	570,000		625,063
			2,089,834
U.S. Government Agencies - .1%
Federal Farm Credit Bank, Bonds, 3.15%, 2/14/25	315,000		312,281
U.S. Government Agencies Mortgage-Backed - 3.6%
Federal Home Loan Mortgage Corp.:
3.00%, 8/1/47	160,049	b	155,301
3.50%, 12/1/28-1/1/48	3,781,937	b	3,791,977
4.00%, 6/1/26-11/1/47	867,336	b	893,729
4.50%, 12/1/47	496,187	b	521,744
5.00%, 7/1/40	198,999	b	215,129
Federal National Mortgage Association:
2.50%, 10/1/31	845,246	b	825,512
3.00%, 2/1/32-8/1/47	3,984,266	b	3,892,324
3.50%, 5/1/44-7/1/47	1,644,867	b	1,644,590
4.00%, 5/1/29-12/1/47	1,753,110	b	1,803,459
4.50%, 11/1/47-1/1/48	769,331	b	808,076
5.00%, 11/1/43	127,770	b	137,147
Government National Mortgage Association II:
3.00%, 9/20/47	885,669		867,185
3.50%, 9/20/47	500,779		504,372
4.00%, 2/20/48	875,000		901,000
4.50%, 2/20/48	230,000		240,009
			17,201,554
U.S. Government Securities - 2.6%
U.S. Treasury Bonds, 2.88%, 8/15/45	490,000		467,242
U.S. Treasury Bonds, 2.50%, 5/15/46	460,000		405,537
U.S. Treasury Bonds, 2.25%, 8/15/46	420,000	[c]	350,372
U.S. Treasury Bonds, 3.00%, 2/15/47	645,000		629,102
U.S. Treasury Inflation Protected Securities, Notes, 0.13%, 4/15/20	321,083	[d]	320,115
U.S. Treasury Inflation Protected Securities, Notes, 0.63%, 7/15/21	978,969	[c,d]	990,324
U.S. Treasury Inflation Protected Securities, Notes, 0.13%, 1/15/22	773,346	[d]	764,019
U.S. Treasury Inflation Protected Securities, Notes, 0.38%, 7/15/25	670,529	[d]	658,423
U.S. Treasury Inflation Protected Securities, Notes, 0.38%, 1/15/27	326,582	[d]	316,355
U.S. Treasury Inflation Protected Securities, Notes, 1.00%, 2/15/46	639,877	[d]	642,819
U.S. Treasury Notes, 1.13%, 2/28/19	650,000		643,894
U.S. Treasury Notes, 1.75%, 9/30/19	250,000		248,247
U.S. Treasury Notes, 1.88%, 12/31/19	230,000	[c]	228,500
U.S. Treasury Notes, 1.38%, 2/15/20	940,000		923,936
U.S. Treasury Notes, 1.50%, 4/15/20	480,000	[c]	472,125
U.S. Treasury Notes, 2.00%, 7/31/20	1,000,000		992,012
U.S. Treasury Notes, 1.13%, 2/28/21	1,185,000		1,140,308
U.S. Treasury Notes, 2.13%, 9/30/21	705,000		695,389
U.S. Treasury Notes, 1.88%, 4/30/22	740,000		719,057
U.S. Treasury Notes, 2.38%, 1/31/23	320,000		316,000

60

BNY Mellon Asset Allocation Fund (continued)
Description	Principal Amount ($)		Value ($)
Bonds and Notes - 13.0% (continued)
U.S. Government Securities - 2.6% (continued)
U.S. Treasury Notes, 2.00%, 11/15/26	175,000		163,246
U.S. Treasury Notes, 2.38%, 5/15/27	200,000	[c]	191,859
U.S. Treasury Notes, 2.25%, 11/15/27	60,000		56,782
			12,335,663
Utilities - .2%
Consumers Energy, First Mortgage Bonds, 3.25%, 8/15/46	180,000		161,767
Exelon, Sr. Unscd. Notes, 3.40%, 4/15/26	280,000		272,949
NiSource, Gtd. Notes, 3.95%, 3/30/48	335,000		318,735
Public Service Enterprise Group, Sr. Unscd. Notes, 1.60%, 11/15/19	170,000		166,802
			920,253
Total Bonds and Notes (cost $62,911,900)	62,347,749
Description	Shares		Value ($)
Common Stocks - 22.7%
Consumer Discretionary - 2.6%
Amazon.com	1,544	[e]	2,335,223
Best Buy	17,020		1,232,929
Carnival	14,063		940,955
Darden Restaurants	11,035		1,017,317
Graham Holdings, Cl. B	290		168,229
Home Depot	2,540		462,966
Lear	4,940		921,656
PulteGroup	30,230		848,556
Royal Caribbean Cruises	6,845		866,577
The TJX Companies	2,190		181,069
Time Warner	11,195		1,040,687
Toll Brothers	19,115		837,810
Visteon	1,625	[e]	201,240
Walt Disney	13,334		1,375,535
			12,430,749
Consumer Staples - 1.8%
Altria Group	9,630		606,209
Campbell Soup	17,759		764,525
Conagra Brands	25,912		936,201
Costco Wholesale	1,675		319,758
CVS Health	13,874		939,686
Kimberly-Clark	7,070		784,204
PepsiCo	13,619		1,494,413
Philip Morris International	1,510		156,361
Procter & Gamble	4,513		354,361
Walgreens Boots Alliance	13,370		921,059
Walmart	15,387		1,384,984
			8,661,761
Energy - 1.7%
Chevron	14,763		1,652,275
ConocoPhillips	2,975		161,572
Exxon Mobil	29,492		2,233,724
Halliburton	17,690		821,170
Marathon Petroleum	14,620		936,557
Phillips 66	11,040		997,685
Valero Energy	14,029		1,268,502
			8,071,485

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 22.7% (continued)
Financials - 3.8%
Allstate	11,030		1,017,628
American Express	13,838		1,349,343
Ameriprise Financial	1,072		167,704
Aon	5,520		774,566
Bank of America	79,656		2,556,958
Berkshire Hathaway, Cl. B	2,844	[e]	589,277
Comerica	10,325		1,003,796
Discover Financial Services	13,239		1,043,630
Eaton Vance	15,410		815,651
JPMorgan Chase & Co.	26,699		3,083,734
Marsh & McLennan Co.	12,535		1,040,656
Principal Financial Group	9,535		594,317
Progressive	16,185		931,932
Prudential Financial	1,285		136,621
S&P Global	6,590		1,263,962
State Street	11,055		1,173,488
Synchrony Financial	4,535		165,029
Torchmark	2,175		185,680
Unum Group	3,045		155,173
Wells Fargo & Co.	3,720		217,285
			18,266,430
Health Care - 3.5%
AbbVie	14,318		1,658,454
Agilent Technologies	9,539		654,280
Amgen	8,096		1,487,802
Baxter International	16,982		1,151,210
Biogen	510	[e]	147,385
Bristol-Myers Squibb	2,250		148,950
Celgene	9,350	[e]	814,572
Cigna	3,389		663,871
Danaher	10,550		1,031,579
Eli Lilly & Co.	12,555		966,986
Express Scripts Holding	5,960	[e]	449,682
Johnson & Johnson	18,557		2,410,183
Merck & Co.	25,043		1,357,831
Pfizer	49,796		1,808,093
Quest Diagnostics	1,620		166,941
Thermo Fisher Scientific	5,802		1,210,181
UnitedHealth Group	3,135		709,012
Zoetis	2,155		174,253
			17,011,265
Industrials - 1.9%
Boeing	5,926		2,146,456
Caterpillar	1,335		206,431
Copa Holdings, Cl. A	1,210		164,524
Delta Air Lines	9,562		515,392
Honeywell International	1,475		222,887
Ingersoll-Rand	4,435		393,828
Lockheed Martin	2,210		778,892
Norfolk Southern	7,150		994,422
Raytheon	2,370		515,499
Southwest Airlines	17,010		983,858
Spirit AeroSystems Holdings, Cl. A	11,054		1,009,120
Union Pacific	10,730		1,397,582
			9,328,891

61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Common Stocks - 22.7% (continued)
Information Technology - 5.7%
Accenture, Cl. A	4,960		798,610
Alphabet, Cl. A	1,989	[e]	2,195,697
Alphabet, Cl. C	1,989	[e]	2,197,308
Amdocs	2,975		195,725
Apple	24,309		4,329,919
Applied Materials	24,503		1,411,128
CDK Global	8,190		562,489
Cisco Systems	23,626		1,057,972
Citrix Systems	1,475	[e]	135,700
Cognizant Technology Solutions, Cl. A	9,590		786,572
Electronic Arts	8,210	[e]	1,015,577
F5 Networks	3,770	[e]	559,920
Facebook, Cl. A	15,641	[e]	2,789,103
Fiserv	2,679	[e]	384,142
HP	49,987		1,169,196
International Business Machines	3,951		615,684
Jabil	5,805		157,257
Lam Research	5,500		1,055,230
Micron Technology	25,075	[e]	1,223,911
Microsoft	22,765		2,134,674
Red Hat	2,247	[e]	331,208
Skyworks Solutions	8,050		879,462
Texas Instruments	2,988		323,750
Western Digital	10,995		957,005
			27,267,239
Materials - .2%
Huntsman	12,600		406,602
Westlake Chemical	7,575		820,069
			1,226,671
Real Estate - .3%
Prologis	6,590	[f]	399,881
Public Storage	4,533	[f]	881,397
			1,281,278
Telecommunications - .9%
AT&T	51,626		1,874,024
T-Mobile US	13,940	[e]	844,903
Verizon Communications	31,870		1,521,474
			4,240,401
Utilities - .3%
MDU Resources Group	26,260		690,375
Sempra Energy	7,675		836,421
			1,526,796
Total Common Stocks (cost $80,999,370)	109,312,966

BNY Mellon Asset Allocation Fund (continued)
Description	Shares		Value ($)
Other Investments - 64.3%
Registered Investment Company;
ASG Managed Futures Strategy Fund, Cl. Y	957,794		9,673,719
BNY Mellon Corporate Bond Fund, Cl. M	983,084	[g]	12,455,671
BNY Mellon Emerging Markets Fund, Cl. M	2,101,727	[g]	26,250,564
BNY Mellon Focused Equity Opportunities Fund, Cl. M	2,603,296	[g]	45,037,028
BNY Mellon Income Stock Fund, Cl. M	1,290,310	[g]	12,064,394
BNY Mellon Intermediate Bond Fund, Cl. M	1,936,352	[g]	23,817,126
BNY Mellon International Fund, Cl. M	1,031,411	[g]	14,295,362
BNY Mellon Mid Cap Multi-Strategy Fund, Cl. M	2,307,961	[g]	40,689,361
BNY Mellon Small Cap Multi-Strategy Fund, Cl. M	293,173	[g]	5,869,330
BNY Mellon Small/Mid Cap Multi-Strategy Fund, Cl. M	748,828	[g]	10,992,802
Dreyfus Floating Rate Income Fund, Cl. Y	880,441	[g]	10,670,942
Dreyfus Global Real Estate Securities Fund, Cl. Y	900,497	[g]	7,582,184
Dreyfus High Yield Fund, Cl. I	1,647,682	[g]	10,248,585
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,581,069	[h]	1,581,069
Dreyfus International Small Cap Fund, Cl. Y	755,376	[g]	12,947,137
Dreyfus Research Growth Fund, Cl. Y	608,005	[g]	9,655,123
Dreyfus Select Managers Small Cap Growth Fund, Cl. Y	686,150	[g]	18,917,147
Dreyfus Select Managers Small Cap Value Fund, Cl. Y	621,911	[g]	15,292,801
Dreyfus/Newton International Equity Fund, Cl. Y	610,855	[g]	13,389,945
Dynamic Total Return Fund, Cl. Y	512,171	[g]	8,102,537
Total Other Investments (cost $254,620,666)	309,532,827
Total Investments (cost $398,531,936)	100.0%	481,193,542
Liabilities, Less Cash and Receivables	0.0%	(80,641)
Net Assets	100.0%	481,112,901

GO—General Obligation

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, these securities were valued at $1,477,636 or .31% of net assets.

b The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

c Security, or portion thereof, on loan. At February 28, 2018, the value of the fund’s securities on loan was $2,233,180 and the value of the collateral held by the fund was $2,287,547, consisting of U.S. Government & Agency securities.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e Non-income producing security.

f Investment in real estate investment trust.

g Investment in affiliated mutual fund.

h Investment in affiliated money market mutual fund.

62

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	48.5
Common Stocks	22.7
Mutual Funds: Foreign	15.5
Corporate Bonds	5.4
U.S. Government Agencies/Mortgage-Backed	3.7
U.S. Government Securities	2.6
Municipal Bonds	.9
Money Market Investment	.3
Commercial Mortgage-Backed	.2
Foreign/Governmental	.2
100.0

† Based on net assets.

See notes to financial statements.

63

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Companies	Value 8/31/17	Purchases ($)	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 2/28/18	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Large Cap Stock Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,096,205	21,846,969	20,149,912	–	–	2,793,262.9		8,811
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	12,659,918	12,659,918	–	–	–	–	–
Total	1,096,205	34,506,887	32,809,830	–	–	2,793,262.9		8,811
BNY Mellon Large Cap Market Opportunities Fund
BNY Mellon Income Stock Fund, Cl. M	7,402,691	–	213,894	20,890	29,505	7,239,192	10.9	623,547
Dreyfus Institutional Preferred Government Plus Money Market Fund	775,093	9,189,360	9,639,361	–	–	325,092.5		3,995
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	164,220	164,220	–	–	–	–	–
Dreyfus Research Growth Fund, Cl. Y	18,056,350	–	1,921,082	44,022	668,085	16,847,375	25.2	1,307,613
Dreyfus Strategic Value Fund, Cl. Y	10,172,719	–	887,885	59,267	(41,904)	9,302,197	13.9	1,102,620
Total	36,406,853	9,353,580	12,826,442	124,179	655,686	33,713,856	50.5	3,037,775
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
BNY Mellon Income Stock Fund, Cl. M	21,580,349	2,700,000	976,220	79,000	184,795	23,567,924	6.9	1,790,513
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,232,934	31,490,427	30,273,720	–	–	2,449,641.7		418
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	2,843,934	2,018,040	–	–	825,894.3		13,072
Dreyfus Research Growth Fund, Cl. Y	60,307,580	–	11,306,991	164,349	1,868,681	51,033,619	14.9	4,257,955
Dreyfus Strategic Value Fund, Cl. Y	31,709,431	–	4,660,745	171,764	(244,453)	26,975,997	7.9	3,404,226
Total	114,830,294	37,034,361	49,235,716	415,113	1,809,023	104,853,075	30.7	9,466,184
BNY Mellon Income Stock Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	11,627,088	175,772,173	175,903,204	–	–	11,496,057.9		74,639
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	131,631,207	93,067,830	–	–	38,563,377	3.1	–
Total	11,627,088	307,403,380	268,971,034	–	–	50,059,434	4.0	74,639

64

Registered Investment Companies	Value 8/31/17	Purchases ($)	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 2/28/18	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Mid Cap Multi-Strategy Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	44,284,328	117,886,067	126,551,450	–	–	35,618,945	1.1	276,103
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	89,017,908	403,267,006	396,168,091	–	–	96,116,823	3.0	–
Total	133,302,236	521,153,073	522,719,541	–	–	131,735,768	4.1	276,103
BNY Mellon Small Cap Multi-Strategy Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	11,224,713	58,320,989	58,020,694	–	–	11,525,008	2.0	55,962
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	61,260,053	156,037,721	162,451,651	–	–	54,846,123	9.6	–
Total	72,484,766	214,358,710	220,472,345	–	–	66,371,131	11.6	55,962
BNY Mellon Focused Equity Opportunities Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,622,984	49,493,786	48,379,998	–	–	2,736,772.5		19,001
BNY Mellon Small/ Mid Cap Multi-Strategy Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,871,312	36,526,450	39,637,186	–	–	3,760,576	1.1	24,853
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	26,312,751	103,335,723	108,133,277	–	–	21,515,197	6.4	–
Total	33,184,063	139,862,173	147,770,463	–	–	25,275,773	7.5	24,853
BNY Mellon International Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	8,972,288	85,625,719	86,959,716	–	–	7,638,291.7		56,323
BNY Mellon Emerging Markets Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	5,959,053	161,072,984	139,946,343	–	–	27,085,694	2.5	46,698
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	425,984	171,082,362	171,508,346	–	–	–	–	–
Total	6,385,037	332,155,346	311,454,689	–	–	27,085,694	2.5	46,698

65

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited) (continued)

Registered Investment Companies	Value 8/31/17	Purchases ($)	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 2/28/18	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon International Appreciation Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	643,374	4,040,919	4,422,657	–	–	261,636.3	2,644
BNY Mellon International Equity Income Fund
Dreyfus Institutional Preferred Government Plus Money Market Fund	4,877,078	43,781,631	46,532,337	–	–	2,126,372.6	16,481
BNY Mellon Asset Allocation Fund
BNY Mellon Corporate Bond Fund, Cl. M	12,637,970	199,337	–	–	(381,636)	12,455,671	2.6	234,728
BNY Mellon Emerging Markets Fund, Cl. M	23,411,412	196,589	–	–	2,642,563	26,250,564	5.4	196,589
BNY Mellon Focused Equity Opportunities Fund, Cl. M	39,553,593	4,503,420	–	–	980,015	45,037,028	9.4	4,503,419
BNY Mellon Income Stock Fund, Cl. M	14,268,270	963,735	3,315,158	435,220	(287,673)	12,064,394	2.5	989,284
BNY Mellon Intermediate Bond Fund, Cl. M	24,188,103	207,850	–	–	(578,827)	23,817,126	5.0	244,641
BNY Mellon International Fund, Cl. M	13,379,750	210,906	–	–	704,706	14,295,362	3.0	210,906
BNY Mellon Mid Cap Multi-Strategy Fund, Cl M	40,453,519	1,792,153	3,858,894	607,081	1,695,502	40,689,361	8.4	1,792,152
BNY Mellon Small Cap Multi-Strategy Fund, Cl M	5,264,865	460,351	–	–	144,114	5,869,330	1.2	460,351
BNY Mellon Small/Mid Cap Multi-Strategy Fund, Cl M	9,844,609	1,006,610	–	–	141,583	10,992,802	2.3	1,006,609
Dreyfus Floating Rate Income Fund, Cl. Y	10,450,069	202,842	–	–	18,031	10,670,942	2.2	202,843
Dreyfus Global Real Estate Securities Fund, Cl. Y	8,522,929	356,259	672,000	756	(625,760)	7,582,184	1.6	356,260
Dreyfus High Yield Fund, Cl. I	10,167,618	245,793	–	–	(164,826)	10,248,585	2.1	290,323
Dreyfus Institutional Preferred Government Plus Money Market Fund	6,504,032	17,455,520	22,378,483	–	–	1,581,069.3	24,695
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	1,267,250	1,267,250	–	–	–	–	–
Dreyfus International Small Cap Fund, Cl. Y	11,816,435	235,365	–	–	895,337	12,947,137	2.7	235,365
Dreyfus Research Growth Fund, Cl. Y	8,616,451	629,342	–	–	409,330	9,655,123	2.0	629,341
Dreyfus Select Managers Small Cap Growth Fund, Cl. Y	17,638,127	1,164,623	973,434	52,856	1,034,975	18,917,147	3.9	1,164,623

66

Registered Investment Companies	Value 8/31/17	Purchases ($)	Sales ($)	Net Realized Gain (Loss) ($)	Net Unrealized Appreciation (Depreciation) ($)	Value 2/28/18	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Select Managers Small Cap Value Fund, Cl. Y	15,121,619	904,544	969,614	104,893	131,359	15,292,801	3.2	904,544
Dreyfus/Newton International Equity Fund, Cl. Y	12,538,600	183,289	–	–	668,056	13,389,945	2.8	183,289
Dynamic Total Return Fund, Cl. Y	8,064,491	398,446	–	–	(360,400)	8,102,537	1.7	398,446
Total	292,442,462	32,584,224	33,434,833	1,200,806	7,066,449	299,859,108	62.3	14,028,408

See notes to financial statements

67

STATEMENT OF FUTURES
February 28, 2018 (Unaudited)

BNY Mellon International Appreciation Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized (Depreciation) ($)
Futures Long
MSCI EAFE Index	4	3/2018	415,769	407,300	(8,469)
Gross Unrealized Depreciation				(8,469)

See notes to financial statements.

68

STATEMENT OF OPTIONS WRITTEN
February 28, 2018 (Unaudited)

BNY Mellon Income Stock Fund
Description/ Expiration Date/ Exercise Price	Counterparty	Number of Contracts	Notional Amount	Value ($)
Call Options:
Coca-Cola March 2018 @ 46	Goldman Sachs International	1,348	6,200,800	(4,044)
JPMorgan Chase & Co. March 2018 @ 120	Goldman Sachs International	1,058	12,696,000	(48,668)
Put Options:
American International Group March 2018 @ 60	Goldman Sachs International	167	1,002,000	(50,100)
Apple March 2018 @ 172.5	Goldman Sachs International	23	396,750	(2,990)
Apple March 2018 @ 175	Goldman Sachs International	39	682,500	(7,800)
AT&T March 2018 @ 37	Goldman Sachs International	270	999,000	(20,520)
Bank of America March 2018 @ 31	Goldman Sachs International	323	1,001,300	(8,075)
BB&T April 2018 @ 52.5	Goldman Sachs International	190	997,500	(11,400)
Bristol-Myers Squibb March 2018 @ 67.5	Goldman Sachs International	148	999,000	(30,044)
CF Industries Holdings April 2018 @ 42.5	Goldman Sachs International	235	998,750	(65,565)
Cisco Systems March 2018 @ 44	Goldman Sachs International	250	1,100,000	(12,500)
Comcast, Cl. A March 2018 @ 40	Goldman Sachs International	250	1,000,000	(83,750)
Conagra Brands March 2018 @ 36	Goldman Sachs International	277	997,200	(13,850)
Delta Air Lines March 2018 @ 52.5	Goldman Sachs International	124	651,000	(8,184)
DowDuPont March 2018 @ 72.5	Goldman Sachs International	59	427,750	(14,573)
Exxon Mobil April 2018 @ 75	Goldman Sachs International	133	997,500	(25,802)
FirstEnergy March 2018 @ 33	Goldman Sachs International	303	999,900	(22,725)
Hess March 2018 @ 42.5	Goldman Sachs International	126	535,500	(6,615)
Honeywell International March 2018 @ 150	Goldman Sachs International	33	495,000	(5,775)
International Business Machines March 2018 @ 155	Goldman Sachs International	38	589,000	(7,296)
Kellogg March 2018 @ 67.5	Goldman Sachs International	74	499,500	(15,540)
Kellogg March 2018 @ 70	Goldman Sachs International	71	497,000	(23,430)
Kraft Heinz April 2018 @ 67.5	Goldman Sachs International	148	999,000	(35,520)
Lamar Advertising, Cl. A March 2018 @ 67.5	Goldman Sachs International	112	756,000	(25,760)
Las Vegas Sands March 2018 @ 72.5	Goldman Sachs International	138	1,000,500	(17,802)
Morgan Stanley March 2018 @ 55	Goldman Sachs International	181	995,500	(10,498)
Omnicom Group April 2018 @ 72.5	Goldman Sachs International	137	993,250	(17,810)
Oracle March 2018 @ 49	Goldman Sachs International	204	999,600	(9,384)
Pfizer March 2018 @ 36	Goldman Sachs International	245	882,000	(9,800)

69

STATEMENT OF OPTIONS WRITTEN (Unaudited) (continued)

BNY Mellon Income Stock Fund
Description/ Expiration Date/ Exercise Price	Counterparty	Number of Contracts	Notional Amount	Value ($)
Put Options: (continued)
Phillips 66 March 2018 @ 92.5	Goldman Sachs International	105	971,250	(26,775)
Schlumberger March 2018 @ 62.5	Goldman Sachs International	128	800,000	(3,200)
Suntrust Banks March 2018 @ 70	Goldman Sachs International	143	1,001,000	(20,735)
U.S. Bancorp April 2018 @ 55	Goldman Sachs International	181	995,500	(31,494)
Verizon Communications April 2018 @ 48	Goldman Sachs International	208	998,400	(35,360)
Wells Fargo & Co. March 2018 @ 60	Goldman Sachs International	140	840,000	(27,300)
Total Options Written (premiums received $728,931)				(760,684)

See notes to financial statements.

70

STATEMENTS OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS February 28, 2018 (Unaudited)

BNY Mellon International Fund
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Bank of America
Australian Dollar	1,796,948	United States Dollar	1,403,440	3/1/18	(7,752)
Barclays Bank
Hong Kong Dollars	6,078,268	United States Dollar	776,601	3/1/18	85
Goldman Sachs International
Japanese Yen	719,767,417	United States Dollar	6,723,462	3/2/18	22,566
UBS
Norwegian Krone	1,579,076	United States Dollar	200,715	3/1/18	(764)
Gross Unrealized Appreciation					22,651
Gross Unrealized Depreciation					(8,516)

See notes to financial statements.

BNY Mellon Emerging Markets Fund
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Barclays Bank
Hong Kong Dollars	75,002,305	United States Dollar	9,582,808	3/1/18	1,049
Deutsche Bank
Hungarian Forint	47,114,827	United States Dollar	183,297	3/1/18	(164)
Goldman Sachs International
Turkish Lira	2,226,991	United States Dollar	585,800	3/1/18	19
Morgan Stanley Capital Services
Polish Zloty	2,143,809	United States Dollar	627,173	3/1/18	(859)
Northern Trust Bank
South African Rand	17,512,115	United States Dollar	1,489,963	3/2/18	(5,099)
Gross Unrealized Appreciation					1,068
Gross Unrealized Depreciation					(6,122)

See notes to financial statements.

71

STATEMENTS OF ASSETS AND LIABILITIES

February 28, 2018 (Unaudited)

	BNY Mellon Large Cap Stock Fund	BNY Mellon Large Cap Market Opportunities Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	287,358,199	33,158,079	237,185,557	1,189,737,296
Affiliated issuers	2,793,262	33,713,856	104,853,075	50,059,434
Cash	-	35,000	88,925	-
Cash collateral held by broker—Note 4	-	-	-	28,098,150
Receivable for investment securities sold	11,140,270	-	-	2,427,765
Dividends receivable	517,500	70,038	478,340	3,150,774
Receivable for shares of Beneficial Interest subscribed	24,568	1,333	69,923	304,331
Securities lending receivable	500	9	271	10,644
Prepaid expenses	12,734	10,657	12,313	32,685
	301,847,033	66,988,972	342,688,404	1,273,821,079
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	175,000	37,075	160,641	650,305
Due to Administrator—Note 3(a)	27,301	3,171	22,675	116,530
Cash overdraft due to Custodian	256,252	-	-	1,752,610
Payable for investment securities purchased	11,444,638	-	-	3,153,656
Payable for shares of Beneficial Interest redeemed	172,152	107,000	17,775	427,086
Liability for securities on loan—Note 1(c)	-	-	825,894	38,563,377
Outstanding options written, at value†††	-	-	-	760,684
Accrued expenses	35,841	24,037	28,445	51,719
	12,111,184	171,283	1,055,430	45,475,967
Net Assets ($)	289,735,849	66,817,689	341,632,974	1,228,345,112
Composition of Net Assets ($):
Paid-in capital	194,779,337	44,069,290	190,919,446	955,608,235
Accumulated undistributed (distributions in excess of) investment income—net	52,692	(526,284)	(1,513,982)	2,796,686
Accumulated net realized gain (loss) on investments	17,153,047	4,796,666	19,862,953	51,254,361
Accumulated net unrealized appreciation (depreciation) on investments	77,750,773	18,478,017	132,364,557	218,717,583
Accumulated net unrealized appreciation (depreciation) on options transactions	-	-	-	(31,753)
Net Assets ($)	289,735,849	66,817,689	341,632,974	1,228,345,112
† Investments at cost ($)
Unaffiliated issuers	209,607,426	21,208,333	120,289,648	971,019,713
Affiliated issuers	2,793,262	27,185,585	89,384,427	50,059,434
†† Value of securities on loan ($)	2,175,023	116,444	1,927,155	62,554,258
††† Outstanding options premiums received ($) —See Statement of Options Written—Note 4	-	-	-	728,931
Net Asset Value Per Share
Class M
Net Assets ($)	279,800,527	66,206,902	335,603,556	1,191,857,367
Shares Outstanding	45,354,206	5,402,218	20,111,172	127,504,316
Net Asset Value Per Share ($)	6.17	12.26	16.69	9.35
Investor Shares
Net Assets ($)	9,935,322	610,787	6,029,418	26,725,129
Shares Outstanding	1,609,420	49,202	352,888	2,826,889
Net Asset Value Per Share ($)	6.17	12.41	17.09	9.45

72

	BNY Mellon Large Cap Stock Fund	BNY Mellon Large Cap Market Opportunities Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Class A
Net Assets ($)	-	-	-	2,986,273
Shares Outstanding	-	-	-	319,299
Net Asset Value Per Share ($)	-	-	-	9.35
Class C
Net Assets ($)	-	-	-	796,611
Shares Outstanding	-	-	-	85,333
Net Asset Value Per Share ($)	-	-	-	9.34
Class I
Net Assets ($)	-	-	-	5,968,633
Shares Outstanding	-	-	-	638,386
Net Asset Value Per Share ($)	-	-	-	9.35
Class Y
Net Assets ($)	-	-	-	11,099
Shares Outstanding	-	-	-	1,188
Net Asset Value Per Share ($)	-	-	-	9.34

See notes to financial statements.

73

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (continued)

	BNY Mellon Mid Cap Multi-Strategy Fund	BNY Mellon Small Cap Multi-Strategy Fund	BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	3,116,374,866	563,063,511	534,520,207	336,243,948
Affiliated issuers	131,735,768	66,371,131	2,736,772	25,275,773
Cash	3,978,465	1,475,501	303,300	20,331
Receivable for shares of Beneficial Interest subscribed	3,079,503	30,156	144,180	36,007
Dividends receivable	2,795,131	266,145	916,414	196,602
Receivable for investment securities sold	2,239,849	2,626,253	-	1,192,486
Securities lending receivable	16,250	35,345	1,481	14,929
Prepaid expenses	32,825	14,861	18,899	17,333
	3,260,252,657	633,882,903	538,641,253	362,997,409
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	1,924,275	417,616	316,120	234,768
Due to Administrator—Note 3(a)	295,734	53,920	50,657	32,257
Liability for securities on loan—Note 1(c)	96,116,823	54,846,123	-	21,515,197
Payable for investment securities purchased	2,304,122	3,452,921	-	1,220,153
Payable for shares of Beneficial Interest redeemed	472,192	69,682	118,453	25,186
Interest payable—Note 2	-	-	-	324
Accrued expenses	100,920	41,335	49,314	53,219
	101,214,066	58,881,597	534,544	23,081,104
Net Assets ($)	3,159,038,591	575,001,306	538,106,709	339,916,305
Composition of Net Assets ($):
Paid-in capital	2,159,885,795	442,634,448	352,405,429	257,987,576
Accumulated undistributed (distributions in excess of) investment income—net	1,970,299	(235,932)	1,093,775	(19,872)
Accumulated net realized gain (loss) on investments	67,126,846	28,460,708	13,884,199	19,630,051
Accumulated net unrealized appreciation (depreciation) on investments	930,055,651	104,142,082	170,723,306	62,318,550
Net Assets ($)	3,159,038,591	575,001,306	538,106,709	339,916,305
† Investments at cost ($)
Unaffiliated issuers	2,186,319,215	458,921,429	363,796,901	273,925,398
Affiliated issuers	131,735,768	66,371,131	2,736,772	25,275,773
†† Value of securities on loan ($)	235,474,759	99,731,231	19,789,898	43,587,694
Net Asset Value Per Share
Class M
Net Assets ($)	3,067,155,095	554,641,231	532,281,093	336,722,740
Shares Outstanding	173,938,175	27,705,322	30,766,693	22,935,321
Net Asset Value Per Share ($)	17.63	20.02	17.30	14.68
Investor Shares
Net Assets ($)	91,883,496	20,360,075	5,825,616	3,193,565
Shares Outstanding	5,296,539	1,065,417	339,896	220,997
Net Asset Value Per Share ($)	17.35	19.11	17.14	14.45

See notes to financial statements.

74

	BNY Mellon International Fund	BNY Mellon Emerging Markets Fund	BNY Mellon International Appreciation Fund	BNY Mellon International Equity Income Fund	BNY Mellon Asset Allocation Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(c):
Unaffiliated issuers	1,156,685,425	1,047,094,082	78,349,725	386,527,766	181,334,434
Affiliated issuers	7,638,291	27,085,694	261,636	2,126,372	299,859,108
Cash	1,676,555	724,720	137	154,704	-
Cash denominated in foreign currency†††	2,311,066	11,009,869	-	374,173	-
Receivable for investment securities sold	12,352,444	1,757,735	-	-	4,696,492
Dividends receivable	2,050,043	2,692,734	180,702	1,600,386	336,722
Tax reclaim receivable	1,717,070	28,575	-	709,819	-
Receivable for shares of Beneficial Interest subscribed	208,408	984,457	-	140,902	22,379
Unrealized appreciation on forward foreign currency exchange contracts—Note 4	22,651	1,068	-	-	-
Securities lending receivable	-	67	-	-	140
Interest receivable	-	-	-	-	426,167
Prepaid expenses and other assets	30,273	18,955	163,568	21,324	17,644
	1,184,692,226	1,091,397,956	78,955,768	391,655,446	486,693,086
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	930,695	1,464,664	42,687	371,924	63,700
Due to Administrator—Note 3(a)	110,966	99,672	7,511	37,018	16,102
Cash overdraft due to Custodian	-	-	-	-	157,304
Payable for investment securities purchased	9,487,412	27,175,964	-	-	4,632,409
Payable for shares of Beneficial Interest redeemed	282,726	300,521	-	21,802	663,444
Unrealized depreciation on forward foreign currency exchange contracts—Note 4	8,516	6,122	-	-	-
Payable for futures variation margin—Note 4	-	-	4,300	-	-
Accrued expenses	60,365	44,345	48,180	40,989	47,226
	10,880,680	29,091,288	102,678	471,733	5,580,185
Net Assets ($)	1,173,811,546	1,062,306,668	78,853,090	391,183,713	481,112,901
Composition of Net Assets ($):
Paid-in capital	1,561,836,755	1,148,239,107	120,186,203	360,620,418	384,801,253
Accumulated undistributed (distributions in excess of) investment income—net	1,655,299	(3,202,494)	(94,965)	1,125,053	(1,553,682)
Accumulated net realized gain (loss) on investments	(542,259,629)	(408,640,265)	(30,596,939)	(21,408,117)	15,203,724
Accumulated net unrealized appreciation (depreciation) on investments	152,522,822	325,797,882	(10,632,740)	50,819,795	82,661,606
Accumulated net unrealized appreciation (depreciation) on foreign currency transactions	56,299	112,438	-	26,564	-
Accumulated net unrealized appreciation (depreciation) on futures	-	-	(8,469)	-	-
Net Assets ($)	1,173,811,546	1,062,306,668	78,853,090	391,183,713	481,112,901
† Investments at cost ($)
Unaffiliated issuers	1,004,162,603	721,296,200	88,982,465	335,707,971	154,248,105
Affiliated issuers	7,638,291	27,085,694	261,636	2,126,372	244,283,831
†† Value of securities on loan ($)	-	-	-	-	2,233,180
††† Cash denominated in foreign currency (cost) ($)	2,326,347	10,982,215	-	373,432	-
Net Asset Value Per Share
Class M
Net Assets ($)	1,154,007,030	1,040,582,565	77,305,608	389,851,002	474,620,893
Shares Outstanding	83,238,350	83,877,818	5,365,921	25,862,786	37,466,258
Net Asset Value Per Share ($)	13.86	12.41	14.41	15.07	12.67
Investor Shares
Net Assets ($)	19,804,516	21,724,103	1,547,482	1,332,711	6,492,008
Shares Outstanding	1,340,118	1,703,847	108,276	87,516	508,699
Net Asset Value Per Share ($)	14.78	12.75	14.29	15.23	12.76

See notes to financial statements.

75

STATEMENTS OF OPERATIONS

Six Months Ended February 28, 2018 (Unaudited)

	BNY Mellon Large Cap Stock Fund	BNY Mellon Large Cap Market Opportunities Fund	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	BNY Mellon Income Stock Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	2,690,500	212,331	1,893,913	18,397,663
Affiliated issuers	8,811	241,245	740,619	74,639
Income from securities lending—Note 1(c)	1,008	21	418	20,821
Total Income	2,700,319	453,597	2,634,950	18,493,123
Expenses:
Investment advisory fee—Note 3(a)	956,680	146,024	927,303	4,035,859
Administration fee—Note 3(a)	180,748	20,923	147,962	762,492
Distribution fees—Note 3(b)	-	-	-	3,683
Custodian fees—Note 3(b)	13,327	2,209	7,332	19,889
Prospectus and shareholders’ reports	4,911	4,807	5,033	10,350
Shareholder servicing costs—Note 3(b)	12,879	1,116	8,277	44,430
Registration fees	15,568	15,138	15,863	42,723
Trustees’ fees and expenses—Note 3(c)	12,217	2,957	10,373	40,591
Professional fees	19,751	12,467	13,795	26,607
Loan commitment fees—Note 2	3,610	1,067	5,097	15,334
Interest expense—Note 2	303	-	-	118
Miscellaneous	11,103	10,442	10,618	13,283
Total Expenses	1,231,097	217,150	1,151,653	5,015,359
Less—reduction in fees due to earnings credits—Note 3(b)	(49)	(10)	(21)	(1,117)
Net Expenses	1,231,048	217,140	1,151,632	5,014,242
Investment Income—Net	1,469,271	236,457	1,483,318	13,478,881
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	21,443,041	2,272,707	11,673,447	79,256,304
Affiliated issuers	-	124,179	415,113	-
Net realized gain (loss) on options transactions	-	-	-	514,296
Capital gain distributions from affiliated issuers	-	2,796,530	8,725,565	-
Net Realized Gain (Loss)	21,443,041	5,193,416	20,814,125	79,770,600
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	10,063,943	1,998,064	14,810,414	16,826,471
Affiliated issuers	-	655,686	1,809,023	-
Net unrealized appreciation (depreciation) on options transactions	-	-	-	(110,705)
Net Unrealized Appreciation (Depreciation)	10,063,943	2,653,750	16,619,437	16,715,766
Net Realized and Unrealized Gain (Loss) on Investments	31,506,984	7,847,166	37,433,562	96,486,366
Net Increase in Net Assets Resulting from Operations	32,976,255	8,083,623	38,916,880	109,965,247

See notes to financial statements.

76

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund		BNY Mellon Focused Equity Opportunities Fund	BNY Mellon Small/Mid Cap Multi-Strategy Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	16,818,601	†	2,025,231	†	3,304,431	1,341,949	†
Affiliated issuers	276,103		55,962		19,001	24,853
Income from securities lending—Note 1(c)	312,101		422,852		10,699	164,390
Total Income	17,406,805		2,504,045		3,334,131	1,531,192
Expenses:
Investment advisory fee—Note 3(a)	11,365,359		2,388,948		1,813,534	1,286,481
Administration fee—Note 3(a)	1,860,850		345,129		318,137	210,641
Shareholder servicing costs—Note 3(b)	117,490		26,143		7,747	4,633
Trustees’ fees and expenses—Note 3(c)	107,773		23,606		16,621	10,775
Custodian fees—Note 3(b)	90,483		30,989		18,891	29,894
Professional fees	38,178		16,038		18,749	17,708
Registration fees	35,294		16,825		17,860	17,291
Loan commitment fees—Note 2	35,058		6,909		8,003	3,934
Prospectus and shareholders’ reports	18,588		7,576		6,141	10,641
Interest expense—Note 2	-		-		597	324
Miscellaneous	26,088		8,425		11,489	12,226
Total Expenses	13,695,161		2,870,588		2,237,769	1,604,548
Less—reduction in fees due to earnings credits—Note 3(b)	(1,831)		(423)		(31)	(103)
Net Expenses	13,693,330		2,870,165		2,237,738	1,604,445
Investment Income (Loss)—Net	3,713,475		(366,120)		1,096,393	(73,253)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	111,149,694		40,371,975		15,161,000	29,843,447
Net unrealized appreciation (depreciation) on investments	182,202,890		20,414,416		50,552,699	7,835,001
Net Realized and Unrealized Gain (Loss) on Investments	293,352,584		60,786,391		65,713,699	37,678,448
Net Increase in Net Assets Resulting from Operations	297,066,059		60,420,271		66,810,092	37,605,195
† Net of foreign taxes withheld at source ($)	13,951		7,961		-	4,863

See notes to financial statements.

77

STATEMENTS OF OPERATIONS (Unaudited) (continued)

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund		BNY Mellon International Appreciation Fund		BNY Mellon International Equity Income Fund		BNY Mellon Asset Allocation Fund
Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	9,168,790	†	6,296,791	†	728,967	†	6,865,849	†	966,880
Affiliated issuers	56,323		46,698		2,644		16,481		2,483,546
Interest	-		-		357		-		986,191
Income from securities lending—Note 1(c)	-		9,432		-		-		1,010
Total Income	9,225,113		6,352,921		731,968		6,882,330		4,437,627
Expenses:
Investment advisory fee—Note 3(a)	4,870,471		5,672,219		199,608		1,632,792		699,333
Administration fee—Note 3(a)	703,628		605,646		49,024		235,889		103,507
Custodian fees—Note 3(b)	158,245		518,417		4,212		104,890		10,868
Trustees’ fees and expenses—Note 3(c)	38,826		31,781		2,351		13,302		17,840
Shareholder servicing costs—Note 3(b)	24,938		24,848		2,243		1,728		8,058
Professional fees	22,673		44,686		18,151		23,562		21,375
Registration fees	18,243		19,674		13,993		16,372		16,010
Loan commitment fees—Note 2	12,146		7,714		976		6,050		6,110
Prospectus and shareholders’ reports	4,872		6,981		5,605		4,838		5,102
Interest expense—Note 2	-		-		-		378		-
ADR fees	-		-		45,250		-		-
Miscellaneous	34,434		23,472		30,381		17,911		21,566
Total Expenses	5,888,476		6,955,438		371,794		2,057,712		909,769
Less—reduction in expenses due to undertakings—Note 3(a)	-		-		-		-		(215,764)
Less—reduction in fees due to earnings credits—Note 3(b)	(71)		(1,004)		(125)		(129)		(23)
Net Expenses	5,888,405		6,954,434		371,669		2,057,583		693,982
Investment Income (Loss)—Net	3,336,708		(601,513)		360,299		4,824,747		3,743,645
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	24,801,799		38,716,254		(544,246)		21,761,403		4,452,547
Affiliated issuers	-		-		-		-		1,200,806
Net realized gain (loss) on futures	-		-		67,102		-		-
Net realized gain (loss) on forward foreign currency exchange contracts	(57,463)		(440,768)		-		(307,075)		-
Capital gain distributions from affiliated issuers	-		-		-		-		11,544,862
Net Realized Gain (Loss)	24,744,336		38,275,486		(477,144)		21,454,328		17,198,215
Net unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	46,239,325		68,304,956		4,821,581		4,438,190		4,640,045
Affiliated issuers	-		-		-		-		7,066,449
Net unrealized appreciation (depreciation) on futures	-		-		(19,028)		-		-
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	14,135		(4,990)		-		-		-
Net Unrealized Appreciation (Depreciation)	46,253,460		68,299,966		4,802,553		4,438,190		11,706,494
Net Realized and Unrealized Gain (Loss) on Investments	70,997,796		106,575,452		4,325,409		25,892,518		28,904,709
Net Increase in Net Assets Resulting from Operations	74,334,504		105,973,939		4,685,708		30,717,265		32,648,354
† Net of foreign taxes withheld at source ($)	602,226		914,542		38,723		657,977		-

See notes to financial statements.

78

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Large Cap Stock Fund		BNY Mellon Large Cap Market Opportunities Fund
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
Operations ($):
Investment income—net	1,469,271	3,839,414	236,457	565,046
Net realized gain (loss) on investments	21,443,041	32,594,373	5,193,416	10,238,394
Net unrealized appreciation (depreciation) on investments	10,063,943	8,923,695	2,653,750	1,654,655
Net Increase (Decrease) in Net Assets Resulting from Operations	32,976,255	45,357,482	8,083,623	12,458,095
Distributions to Shareholders from ($):
Investment income—net:
Class M	(1,380,076)	(3,551,397)	(890,970)	(1,152,978)
Investor Shares	(36,503)	(97,932)	(9,378)	(7,124)
Net realized gain on investments:
Class M	(33,120,942)	(11,731,752)	(8,770,532)	(8,206,774)
Investor Shares	(1,168,474)	(397,965)	(114,751)	(83,930)
Total Distributions	(35,705,995)	(15,779,046)	(9,785,631)	(9,450,806)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	14,476,576	18,032,405	1,424,871	3,142,900
Investor Shares	1,391,606	3,203,491	93,804	422,266
Distributions reinvested:
Class M	20,660,924	8,301,936	4,680,418	4,541,413
Investor Shares	1,167,158	477,188	89,051	59,851
Cost of shares redeemed:
Class M	(31,203,213)	(104,524,357)	(7,005,658)	(25,281,654)
Investor Shares	(2,656,409)	(4,354,112)	(449,750)	(300,399)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	3,836,642	(78,863,449)	(1,167,264)	(17,415,623)
Total Increase (Decrease) in Net Assets	1,106,902	(49,285,013)	(2,869,272)	(14,408,334)
Net Assets ($):
Beginning of Period	288,628,947	337,913,960	69,686,961	84,095,295
End of Period	289,735,849	288,628,947	66,817,689	69,686,961
Undistributed (distributions in excess of) investment income (loss)—net	52,692	-	(526,284)	137,607
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,282,351	3,082,461	114,489	266,829
Shares issued for distributions reinvested	3,428,522	1,490,525	390,686	403,323
Shares redeemed	(4,900,982)	(17,925,467)	(553,250)	(2,121,253)
Net Increase (Decrease) in Shares Outstanding	809,891	(13,352,481)	(48,075)	(1,451,101)
Investor Shares[a]
Shares sold	222,585	549,469	7,293	34,826
Shares issued for distributions reinvested	193,555	85,149	7,335	5,273
Shares redeemed	(419,790)	(749,857)	(36,093)	(24,508)
Net Increase (Decrease) in Shares Outstanding	(3,650)	(115,239)	(21,465)	15,591

[a]

During the period ended February 28, 2018, 208,647 Class M shares representing $1,305,811 were exchanged for 208,536 Investor shares for BNY Mellon Large Cap Stock Fund and 4,126 Class M shares representing $54,730 were exchanged for 4,096 Investor shares for BNY Mellon Large Cap Market Opportunities Fund. During the period ended August 31, 2017, 519,256 Class M shares representing $3,023,178 were exchanged for 518,985 Investor shares for BNY Mellon Large Cap Stock Fund and 23,925 Class M shares representing $290,411 were exchanged for 23,802 Investor shares for BNY Mellon Large Cap Market Opportunities Fund.

See notes to financial statements.

79

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
Operations ($):
Investment income—net	1,483,318	3,610,772	13,478,881	26,662,758
Net realized gain (loss) on investments	20,814,125	32,428,746	79,770,600	76,398,311
Net unrealized appreciation (depreciation) on investments	16,619,437	19,594,389	16,715,766	28,395,403
Net Increase (Decrease) in Net Assets Resulting from Operations	38,916,880	55,633,907	109,965,247	131,456,472
Distributions to Shareholders from ($):
Investment income—net:
Class M	(4,527,099)	(5,084,395)	(12,664,214)	(24,231,708)
Investor Shares	(72,903)	(95,138)	(259,311)	(389,454)
Class A	-	-	(42,098)	(33,515)
Class C	-	-	(5,289)	(7,791)
Class I	-	-	(60,828)	(52,116)
Class Y	-	-	(119)	(227)
Net realized gain on investments:
Class M	(29,729,403)	(16,161,275)	(85,706,203)	(34,379,484)
Investor Shares	(575,508)	(340,491)	(2,003,763)	(575,328)
Class A	-	-	(245,207)	(12,719)
Class C	-	-	(68,446)	(8,853)
Class I	-	-	(390,606)	(640)
Class Y	-	-	(818)	(334)
Total Distributions	(34,904,913)	(21,681,299)	(101,446,902)	(59,692,169)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	3,536,915	13,793,845	56,047,250	222,593,274
Investor Shares	846,649	4,543,884	8,317,192	22,859,011
Class A	-	-	702,626	5,389,041
Class C	-	-	101,638	1,382,623
Class I	-	-	2,109,960	6,471,234
Distributions reinvested:
Class M	26,191,337	14,463,851	43,537,299	20,256,708
Investor Shares	511,559	346,837	1,920,651	790,208
Class A	-	-	285,555	45,390
Class C	-	-	72,859	16,179
Class I	-	-	450,342	52,196
Cost of shares redeemed:
Class M	(34,669,001)	(69,907,179)	(101,393,484)	(195,706,156)
Investor Shares	(1,965,850)	(4,973,148)	(12,042,233)	(12,852,062)
Class A	-	-	(3,279,907)	(698,411)
Class C	-	-	(525,043)	(288,341)
Class I	-	-	(2,740,113)	(546,828)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(5,548,391)	(41,731,910)	(6,435,408)	69,764,066
Total Increase (Decrease) in Net Assets	(1,536,424)	(7,779,302)	2,082,937	141,528,369
Net Assets ($):
Beginning of Period	343,169,398	350,948,700	1,226,262,175	1,084,733,806
End of Period	341,632,974	343,169,398	1,228,345,112	1,226,262,175
Undistributed (distributions in excess of) investment income (loss)—net	(1,513,982)	1,602,702	2,796,686	2,349,664

80

	BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund		BNY Mellon Income Stock Fund
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
Capital Share Transactions (Shares):
Class Ma
Shares sold	211,033	897,855	5,900,742	24,391,573
Shares issued for distributions reinvested	1,603,879	970,728	4,664,729	2,317,614
Shares redeemed	(2,109,126)	(4,486,873)	(10,655,161)	(21,563,169)
Net Increase (Decrease) in Shares Outstanding	(294,214)	(2,618,290)	(89,690)	5,146,018
Investor Shares[a]
Shares sold	48,829	282,595	866,491	2,493,510
Shares issued for distributions reinvested	30,577	22,773	203,082	88,605
Shares redeemed	(113,145)	(316,679)	(1,246,149)	(1,405,460)
Net Increase (Decrease) in Shares Outstanding	(33,739)	(11,311)	(176,576)	1,176,655
Class A
Shares sold	-	-	75,485	586,479
Shares issued for distributions reinvested	-	-	30,473	5,012
Shares redeemed	-	-	(336,461)	(77,920)
Net Increase (Decrease) in Shares Outstanding	-	-	(230,503)	513,571
Class C
Shares sold	-	-	10,762	151,491
Shares issued for distributions reinvested	-	-	7,802	1,817
Shares redeemed	-	-	(56,354)	(31,373)
Net Increase (Decrease) in Shares Outstanding	-	-	(37,790)	121,935
Class Ia
Shares sold	-	-	224,552	705,068
Shares issued for distributions reinvested	-	-	48,099	5,639
Shares redeemed	-	-	(287,102)	(59,058)
Net Increase (Decrease) in Shares Outstanding	-	-	(14,451)	651,649

[a]

During the period ended February 28, 2018, 49,892 Class M shares representing $846,649 were exchanged for 48,829 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and 784,525 Class M shares representing $7,442,878 were exchanged for 776,128 Investor shares and 7,837 Class M shares representing $76,572 were exchanged for 7,837 Class I shares for BNY Mellon Income Stock Fund. During the period ended August 31, 2017, 318,522 Class M shares representing $4,977,043 were exchanged for 311,900 Investor shares for BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and 1,715,659 Class M shares representing $15,610,562 were exchanged for 1,698,369 Investor shares for BNY Mellon Income Stock Fund.

See notes to financial statements.

81

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Mid Cap Multi-Strategy Fund		BNY Mellon Small Cap Multi-Strategy Fund
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
Operations ($):
Investment income (loss)—net	3,713,475	11,643,452	(366,120)	193,402
Net realized gain (loss) on investments	111,149,694	118,148,460	40,371,975	43,027,917
Net unrealized appreciation (depreciation) on investments	182,202,890	193,029,893	20,414,416	27,837,466
Net Increase (Decrease) in Net Assets Resulting from Operations	297,066,059	322,821,805	60,420,271	71,058,785
Distributions to Shareholders from ($):
Investment income—net:
Class M	(7,217,693)	(16,464,161)	-	-
Investor Shares	(30,915)	(331,178)	-	-
Net realized gain on investments:
Class M	(127,989,324)	(24,664,762)	(44,416,531)	(2,279,213)
Investor Shares	(4,174,141)	(718,775)	(1,832,665)	(91,392)
Total Distributions	(139,412,073)	(42,178,876)	(46,249,196)	(2,370,605)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	178,872,343	380,656,004	29,655,277	93,296,638
Investor Shares	14,694,533	53,158,637	3,077,520	8,529,859
Distributions reinvested:
Class M	62,094,670	15,655,601	23,540,331	1,304,414
Investor Shares	3,438,095	850,935	1,369,811	73,462
Cost of shares redeemed:
Class M	(114,515,938)	(313,953,735)	(20,011,758)	(42,999,303)
Investor Shares	(20,028,742)	(33,415,145)	(4,144,687)	(5,724,662)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	124,554,961	102,952,297	33,486,494	54,480,408
Total Increase (Decrease) in Net Assets	282,208,947	383,595,226	47,657,569	123,168,588
Net Assets ($):
Beginning of Period	2,876,829,644	2,493,234,418	527,343,737	404,175,149
End of Period	3,159,038,591	2,876,829,644	575,001,306	527,343,737
Undistributed (distributions in excess of) investment income (loss)—net	1,970,299	5,505,432	(235,932)	130,188
Capital Share Transactions (Shares):
Class Ma
Shares sold	10,165,418	23,907,927	1,458,054	4,974,843
Shares issued for distributions reinvested	3,589,287	1,008,088	1,171,161	70,054
Shares redeemed	(6,564,777)	(20,075,659)	(981,624)	(2,319,640)
Net Increase (Decrease) in Shares Outstanding	7,189,928	4,840,356	1,647,591	2,725,257
Investor Shares[a]
Shares sold	856,553	3,401,149	155,659	477,419
Shares issued for distributions reinvested	202,003	55,617	71,344	4,106
Shares redeemed	(1,155,189)	(2,135,663)	(212,475)	(319,385)
Net Increase (Decrease) in Shares Outstanding	(96,633)	1,321,103	14,528	162,140

[a]

During the period ended February 28, 2018, 829,357 Class M shares representing $14,464,615 were exchanged for 843,274 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund and 143,219 Class M shares representing $2,958,321 were exchanged for 149,461 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund. During the period ended August 31, 2017, 2,973,607 Class M shares representing $47,210,458 were exchanged for 3,021,358 Investor shares for BNY Mellon Mid Cap Multi-Strategy Fund and 402,709 Class M shares representing $7,470,648 were exchanged for 419,262 Investor shares for BNY Mellon Small Cap Multi-Strategy Fund.

See notes to financial statements.

82

	BNY Mellon Focused Equity Opportunities Fund		BNY Mellon Small/Mid Cap Multi-Strategy Fund
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
Operations ($):
Investment income (loss)—net	1,096,393	3,208,908	(73,253)	319,094
Net realized gain (loss) on investments	15,161,000	72,662,640	29,843,447	30,724,500
Net unrealized appreciation (depreciation) on investments	50,552,699	29,720,961	7,835,001	18,808,799
Net Increase (Decrease) in Net Assets Resulting from Operations	66,810,092	105,592,509	37,605,195	49,852,393
Distributions to Shareholders from ($):
Investment income—net:
Class M	(1,953,779)	(5,192,351)	(68,364)	(240,001)
Investor Shares	(10,301)	(57,844)	-	-
Net realized gain on investments:
Class M	(52,962,475)	(32,053,374)	(32,605,352)	(1,043,174)
Investor Shares	(628,968)	(434,697)	(363,349)	(3,739)
Total Distributions	(55,555,523)	(37,738,266)	(33,037,065)	(1,286,914)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	39,895,442	51,356,160	6,763,900	23,584,515
Investor Shares	2,126,133	4,965,899	1,118,553	3,740,966
Distributions reinvested:
Class M	30,811,036	20,715,198	23,419,359	783,850
Investor Shares	476,563	360,140	199,286	3,425
Cost of shares redeemed:
Class M	(34,536,517)	(88,313,144)	(25,561,812)	(45,763,907)
Investor Shares	(2,906,886)	(4,329,680)	(1,422,163)	(2,337,406)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	35,865,771	(15,245,427)	4,517,123	(19,988,557)
Total Increase (Decrease) in Net Assets	47,120,340	52,608,816	9,085,253	28,576,922
Net Assets ($):
Beginning of Period	490,986,369	438,377,553	330,831,052	302,254,130
End of Period	538,106,709	490,986,369	339,916,305	330,831,052
Undistributed (distributions in excess of) investment income (loss)—net	1,093,775	1,961,462	(19,872)	121,745
Capital Share Transactions (Shares):
Class Ma
Shares sold	2,289,876	3,293,535	454,060	1,727,137
Shares issued for distributions reinvested	1,854,969	1,483,897	1,615,128	57,425
Shares redeemed	(1,974,967)	(5,861,544)	(1,736,339)	(3,350,090)
Net Increase (Decrease) in Shares Outstanding	2,169,878	(1,084,112)	332,849	(1,565,528)
Investor Shares[a]
Shares sold	122,272	331,171	76,060	264,995
Shares issued for distributions reinvested	28,953	25,984	13,956	254
Shares redeemed	(165,173)	(293,241)	(94,693)	(177,477)
Net Increase (Decrease) in Shares Outstanding	(13,948)	63,914	(4,677)	87,772

[a]

During the period ended February 28, 2018, 117,554 Class M shares representing $2,065,133 were exchanged for 118,661 Investor shares for BNY Mellon Focused Equity Opportunities Fund and 74,759 Class M shares representing $1,114,745 were exchanged for 75,794 Investor shares for BNY Mellon Small/Mid Cap Multi-Strategy Fund. During the period ended August 31, 2017, 324,024 Class M shares representing $4,898,429 were exchanged for 326,762 Investor shares for BNY Mellon Focused Equity Opportunities Fund and 240,045 Class M shares representing $3,420,916 were exchanged for 243,131 Investor shares for BNY Mellon Small/Mid Cap Multi-Strategy Fund.

See notes to financial statements.

83

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon International Fund		BNY Mellon Emerging Markets Fund
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
Operations ($):
Investment income (loss)—net	3,336,708	16,406,749	(601,513)	6,168,008
Net realized gain (loss) on investments	24,744,336	16,178,160	38,275,486	47,227,766
Net unrealized appreciation (depreciation) on investments	46,253,460	147,128,511	68,299,966	128,400,910
Net Increase (Decrease) in Net Assets Resulting from Operations	74,334,504	179,713,420	105,973,939	181,796,684
Distributions to Shareholders from ($):
Investment income—net:
Class M	(16,943,659)	(18,946,155)	(7,723,248)	(5,176,429)
Investor Shares	(243,292)	(189,658)	(119,629)	(73,944)
Total Distributions	(17,186,951)	(19,135,813)	(7,842,877)	(5,250,373)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	82,229,162	151,215,147	84,872,473	167,463,648
Investor Shares	4,656,010	26,987,645	4,967,064	23,745,116
Distributions reinvested:
Class M	3,348,360	3,602,325	1,593,794	1,034,878
Investor Shares	170,211	152,750	103,209	68,623
Cost of shares redeemed:
Class M	(64,120,091)	(243,709,088)	(46,755,885)	(130,130,682)
Investor Shares	(4,208,813)	(23,542,043)	(3,348,703)	(20,898,496)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	22,074,839	(85,293,264)	41,431,952	41,283,087
Total Increase (Decrease) in Net Assets	79,222,392	75,284,343	139,563,014	217,829,398
Net Assets ($):
Beginning of Period	1,094,589,154	1,019,304,811	922,743,654	704,914,256
End of Period	1,173,811,546	1,094,589,154	1,062,306,668	922,743,654
Undistributed (distributions in excess of) investment income (loss)—net	1,655,299	15,505,542	(3,202,494)	5,241,896
Capital Share Transactions (Shares):
Class Ma
Shares sold	5,902,980	12,825,198	7,094,901	17,330,357
Shares issued for distributions reinvested	245,841	329,884	137,872	122,181
Shares redeemed	(4,647,409)	(21,256,636)	(3,944,833)	(14,245,310)
Net Increase (Decrease) in Shares Outstanding	1,501,412	(8,101,554)	3,287,940	3,207,228
Investor Shares[a]
Shares sold	315,989	2,148,295	412,572	2,432,256
Shares issued for distributions reinvested	11,714	13,123	8,687	7,879
Shares redeemed	(282,097)	(1,835,955)	(276,142)	(2,105,403)
Net Increase (Decrease) in Shares Outstanding	45,606	325,463	145,117	334,732

[a]

During the period ended February 28, 2018, 328,394 Class M shares representing $4,542,957 were exchanged for 308,322 Investor shares for BNY Mellon International Fund and 406,648 Class M shares representing $4,769,095 were exchanged for 395,920 Investor shares for BNY Mellon Emerging Markets Fund. During the period ended August 31, 2017, 1,245,106 Class M shares representing $14,769,885 were exchanged for 1,169,756 Investor shares for BNY Mellon International Fund and 1,373,819 Class M shares representing $13,052,484 were exchanged for 1,337,426 Investor shares for BNY Mellon Emerging Markets Fund.

See notes to financial statements.

84

	BNY Mellon International Appreciation Fund		BNY Mellon International Equity Income Fund
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
Operations ($):
Investment income—net	360,299	1,480,930	4,824,747	10,345,532
Net realized gain (loss) on investments	(477,144)	(431,535)	21,454,328	11,524,911
Net unrealized appreciation (depreciation) on investments	4,802,553	10,306,636	4,438,190	34,649,956
Net Increase (Decrease) in Net Assets Resulting from Operations	4,685,708	11,356,031	30,717,265	56,520,399
Distributions to Shareholders from ($):
Investment income—net:
Class M	(1,543,090)	(1,926,533)	(8,215,144)	(9,852,699)
Investor Shares	(27,158)	(28,462)	(34,678)	(15,224)
Total Distributions	(1,570,248)	(1,954,995)	(8,249,822)	(9,867,923)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	1,747,375	4,948,545	27,981,041	92,375,228
Investor Shares	175,417	221,820	1,291,343	13,395,013
Distributions reinvested:
Class M	115,042	130,124	2,030,003	2,615,445
Investor Shares	26,028	27,294	15,129	8,911
Cost of shares redeemed:
Class M	(3,495,208)	(12,276,860)	(30,346,708)	(55,937,132)
Investor Shares	(143,232)	(3,395,282)	(2,218,705)	(12,519,547)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(1,574,578)	(10,344,359)	(1,247,897)	39,937,918
Total Increase (Decrease) in Net Assets	1,540,882	(943,323)	21,219,546	86,590,394
Net Assets ($):
Beginning of Period	77,312,208	78,255,531	369,964,167	283,373,773
End of Period	78,853,090	77,312,208	391,183,713	369,964,167
Undistributed (distributions in excess of) investment income (loss)—net	(94,965)	1,114,984	1,125,053	4,550,128
Capital Share Transactions (Shares):
Class Ma
Shares sold	121,220	389,152	1,867,603	7,185,399
Shares issued for distributions reinvested	8,096	10,962	138,953	204,949
Shares redeemed	(242,897)	(982,512)	(2,038,918)	(4,378,738)
Net Increase (Decrease) in Shares Outstanding	(113,581)	(582,398)	(32,362)	3,011,610
Investor Shares[a]
Shares sold	12,491	18,186	86,657	1,013,608
Shares issued for distributions reinvested	1,845	2,315	1,016	700
Shares redeemed	(10,056)	(278,469)	(148,851)	(926,932)
Net Increase (Decrease) in Shares Outstanding	4,280	(257,968)	(61,178)	87,376

[a]

During the period ended February 28, 2018, 12,233 Class M shares representing $173,334 were exchanged for 12,346 Investor shares for BNY Mellon International Appreciation Fund and 87,106 Class M shares representing $1,284,994 were exchanged for 86,235 Investor shares for BNY Mellon International Equity Income Fund. During the period ended August 31, 2017, 17,879 Class M shares representing $220,375 were exchanged for 18,066 Investor shares for BNY Mellon International Appreciation Fund and 225,273 Class M shares representing $2,972,782 were exchanged for 222,915 Investor shares for BNY Mellon International Equity Income Fund.

See notes to financial statements.

85

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon Asset Allocation Fund
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
Operations ($):
Investment income—net	3,743,645	6,813,912
Net realized gain (loss) on investments	17,198,215	12,926,294
Net unrealized appreciation (depreciation) on investments	11,706,494	30,545,443
Net Increase (Decrease) in Net Assets Resulting from Operations	32,648,354	50,285,649
Distributions to Shareholders from ($):
Investment income—net:
Class M	(5,360,193)	(7,721,467)
Investor Shares	(62,379)	(88,101)
Net realized gain on investments:
Class M	(13,105,990)	(3,794,493)
Investor Shares	(171,217)	(47,678)
Total Distributions	(18,699,779)	(11,651,739)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	12,183,305	24,788,099
Investor Shares	553,296	5,291,045
Distributions reinvested:
Class M	10,969,844	3,609,322
Investor Shares	218,646	126,112
Cost of shares redeemed:
Class M	(22,429,057)	(50,789,034)
Investor Shares	(1,218,853)	(4,302,297)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	277,181	(21,276,753)
Total Increase (Decrease) in Net Assets	14,225,756	17,357,157
Net Assets ($):
Beginning of Period	466,887,145	449,529,988
End of Period	481,112,901	466,887,145
Undistributed (distributions in excess of) investment income (loss)—net	(1,553,682)	125,245
Capital Share Transactions (Shares):
Class Ma
Shares sold	956,070	2,119,243
Shares issued for distributions reinvested	869,797	319,341
Shares redeemed	(1,763,370)	(4,348,773)
Net Increase (Decrease) in Shares Outstanding	62,497	(1,910,189)
Investor Shares[a]
Shares sold	43,115	450,242
Shares issued for distributions reinvested	17,199	10,946
Shares redeemed	(96,040)	(367,506)
Net Increase (Decrease) in Shares Outstanding	(35,726)	93,682

[a]

During the period ended February 28, 2018, 41,306 Class M shares representing $526,159 were exchanged for 41,007 Investor shares and during the period ended August 31, 2017, 430,765 Class M shares representing $5,025,248 were exchanged for 427,759 Investor shares for BNY Mellon Asset Allocation Fund.

See notes to financial statements.

86

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Large Cap Stock Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	6.25	5.67	5.92	7.15	9.97	9.17
Investment Operations:
Investment income—net [a]	.03	.07	.08	.09	.09	.12
Net realized and unrealized gain (loss) on investments	.68	.81	.34	(.04)	1.88	1.21
Total from Investment Operations	.71	.88	.42	.05	1.97	1.33
Distributions:
Dividends from investment income—net	(.03)	(.07)	(.08)	(.08)	(.10)	(.12)
Dividends from net realized gain on investments	(.76)	(.23)	(.59)	(1.20)	(4.69)	(.41)
Total Distributions	(.79)	(.30)	(.67)	(1.28)	(4.79)	(.53)
Net asset value, end of period	6.17	6.25	5.67	5.92	7.15	9.97
Total Return (%)	11.78[b]	16.12	7.31	.12	26.27	15.16
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets	.83[c]	.84	.83	.81	.81	.80
Ratio of net expenses to average net assets	.83[c]	.84	.83	.81	.81	.80
Ratio of net investment income to average net assets	1.01[c]	1.27	1.44	1.32	1.20	1.23
Portfolio Turnover	23.69[b]	46.36	49.82	52.80	142.41	50.96
Net Assets, end of period ($ x 1,000)	279,801	278,536	328,113	398,485	468,446	732,612

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

87

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Large Cap Stock Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	6.26	5.67	5.92	7.15	9.97	9.17
Investment Operations:
Investment income—net [a]	.02	.06	.07	.07	.07	.09
Net realized and unrealized gain (loss) on investments	.67	.82	.34	(.03)	1.88	1.21
Total from Investment Operations	.69	.88	.41	.04	1.95	1.30
Distributions:
Dividends from investment income—net	(.02)	(.06)	(.07)	(.07)	(.08)	(.09)
Dividends from net realized gain on investments	(.76)	(.23)	(.59)	(1.20)	(4.69)	(.41)
Total Distributions	(.78)	(.29)	(.66)	(1.27)	(4.77)	(.50)
Net asset value, end of period	6.17	6.26	5.67	5.92	7.15	9.97
Total Return (%)	11.46[b]	16.02	7.04	(.13)	25.96	14.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.08[c]	1.09	1.08	1.06	1.06	1.06
Ratio of net expenses to average net assets	1.08[c]	1.09	1.08	1.06	1.06	1.06
Ratio of net investment income to average net assets	.75[c]	1.02	1.18	1.08	.93	.99
Portfolio Turnover Rate	23.69[b]	46.36	49.82	52.80	142.41	50.96
Net Assets, end of period ($ x 1,000)	9,935	10,093	9,801	9,900	12,672	20,165

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

88

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.62	12.09	13.25	16.21	14.21	12.16
Investment Operations:
Investment income—net [a]	.04	.09	.11	.11	.11	.10
Net realized and unrealized gain (loss) on investments	1.45	1.98	1.08	(.28)	3.13	2.03
Total from Investment Operations	1.49	2.07	1.19	(.17)	3.24	2.13
Distributions:
Dividends from investment income—net	(.17)	(.19)	(.11)	(.25)	(.18)	(.08)
Dividends from net realized gain on investments	(1.68)	(1.35)	(2.24)	(2.54)	(1.06)	-
Total Distributions	(1.85)	(1.54)	(2.35)	(2.79)	(1.24)	(.08)
Net asset value, end of period	12.26	12.62	12.09	13.25	16.21	14.21
Total Return (%)	12.12[b]	18.68	10.27	(1.72)	23.67	17.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.62[d]	.66	.60	.53	.53	.79
Ratio of net expenses to average net assets [c]	.62[d]	.66	.60	.53	.53	.79
Ratio of net investment income to average net assets [c]	.68[d]	.78	.92	.78	.69	.76
Portfolio Turnover	6.53[b]	30.26	19.43	30.75	26.42	78.41
Net Assets, end of period ($ x 1,000)	66,207	68,786	83,425	130,257	192,209	216,116

a Based on average shares outstanding.

b Not annualized.

c Amount does not include the expenses of the underlying funds.

d Annualized.

See notes to financial statements.

89

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Large Cap Market Opportunities Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.75	12.16	13.32	16.29	14.28	12.25
Investment Operations:
Investment income—net [a]	.03	.05	.09	.07	.06	.07
Net realized and unrealized gain (loss) on investments	1.45	2.00	1.07	(.28)	3.17	2.04
Total from Investment Operations	1.48	2.05	1.16	(.21)	3.23	2.11
Distributions:
Dividends from investment income—net	(.14)	(.11)	(.08)	(.22)	(.16)	(.08)
Dividends from net realized gain on investments	(1.68)	(1.35)	(2.24)	(2.54)	(1.06)	-
Total Distributions	(1.82)	(1.46)	(2.32)	(2.76)	(1.22)	(.08)
Net asset value, end of period	12.41	12.75	12.16	13.32	16.29	14.28
Total Return (%)	11.87[b]	18.41	9.90	(1.99)	23.54	17.29
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.87[d]	.91	.84	.79	.81	1.05
Ratio of net expenses to average net assets [c]	.87[d]	.91	.84	.79	.81	1.05
Ratio of net investment income to average net assets [c]	.42[d]	.44	.76	.50	.45	.48
Portfolio Turnover	6.53[b]	30.26	19.43	30.75	26.42	78.41
Net Assets, end of period ($ x 1,000)	611	901	670	1,119	631	103

a  Based on average shares outstanding.

b Not annualized.

c Amount does not include the expenses of the underlying funds.

d Annualized.

See notes to financial statements.

90

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	16.50	14.98	14.71	17.12	14.45	12.50
Investment Operations:
Investment income—net [a]	.07	.16	.17	.16	.15	.13
Net realized and unrealized gain (loss) on investments	1.85	2.31	1.33	(.23)	3.22	1.93
Total from Investment Operations	1.92	2.47	1.50	(.07)	3.37	2.06
Distributions:
Dividends from investment income—net	(.23)	(.23)	(.15)	(.26)	(.20)	(.11)
Dividends from net realized gain on investments	(1.50)	(.72)	(1.08)	(2.08)	(.50)	—
Total Distributions	(1.73)	(.95)	(1.23)	(2.34)	(.70)	(.11)
Net asset value, end of period	16.69	16.50	14.98	14.71	17.12	14.45
Total Return (%)	11.86[b]	17.13	10.86	(.94)	23.82	16.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.65[d]	.65	.64	.61	.61	.79
Ratio of net expenses to average net assets [c]	.65[d]	.65	.64	.61	.61	.79
Ratio of net investment income to average net assets [c]	.85[d]	1.05	1.19	.99	.95	.97
Portfolio Turnover	6.61[b]	24.05	13.81	20.63	13.01	82.04
Net Assets, end of period ($ x 1,000)	335,604	336,659	344,867	401,855	474,496	638,085

a Based on average shares outstanding.

b Not annualized.

c Amount does not include the expenses of the underlying funds.

d Annualized.

See notes to financial statements.

91

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	16.84	15.28	14.98	17.40	14.64	12.41
Investment Operations:
Investment income—net [a]	.05	.13	.14	.12	.08	.13
Net realized and unrealized gain (loss) on investments	1.89	2.35	1.35	(.23)	3.30	2.10
Total from Investment Operations	1.94	2.48	1.49	(.11)	3.38	2.23
Distributions:
Dividends from investment income—net	(.19)	(.20)	(.11)	(.23)	(.12)	—
Dividends from net realized gain on investments	(1.50)	(.72)	(1.08)	(2.08)	(.50)	—
Total Distributions	(1.69)	(.92)	(1.19)	(2.31)	(.62)	—
Net asset value, end of period	17.09	16.84	15.28	14.98	17.40	14.64
Total Return (%)	11.74[b]	16.87	10.56	(1.19)	23.47	17.97
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.90[d]	.90	.89	.86	.87	1.05
Ratio of net expenses to average net assets [c]	.90[d]	.90	.89	.86	.87	1.03
Ratio of net investment income to average net assets [c]	.62[d]	.81	.97	.74	.53	.89
Portfolio Turnover Rate	6.61[b]	24.05	13.81	20.63	13.01	82.04
Net Assets, end of period ($ x 1,000)	6,029	6,511	6,081	4,237	3,859	1,196

a Based on average shares outstanding.

b Not annualized.

c Amount does not include the expenses of the underlying funds.

d Annualized.

See notes to financial statements.

92

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Income Stock Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	9.29	8.72	8.57	9.94	8.39	6.99
Investment Operations:
Investment income—net [a]	.10	.21	.21	.19	.19	.24
Net realized and unrealized gain (loss) on investments	.75	.83	.94	(.38)	1.86	1.41
Total From Investment Operations	.85	1.04	1.15	(.19)	2.05	1.65
Distributions:
Dividends from investment income—net	(.10)	(.19)	(.21)	(.19)	(.19)	(.24)
Dividends from net realized gain on investments	(.69)	(.28)	(.79)	(.99)	(.31)	(.01)
Total Distributions	(.79)	(.47)	(1.00)	(1.18)	(.50)	(.25)
Net asset value, end of period	9.35	9.29	8.72	8.57	9.94	8.39
Total Return (%)	9.21[b]	12.33	14.33	(2.28)	25.17	24.01
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80[c]	.81	.81	.80	.80	.81
Ratio of net expenses to average net assets	.80[c]	.81	.81	.80	.80	.81
Ratio of net investment income to average net assets	2.18[c]	2.28	2.54	2.06	2.08	3.03
Portfolio Turnover	34.85[b]	52.66	54.31	65.75	57.74	41.79
Net Assets, end of period ($ x 1,000)	1,191,857	1,185,723	1,068,292	1,077,496	1,254,622	981,444

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

93

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Income Stock Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	9.39	8.81	8.63	10.02	8.45	7.04
Investment Operations:
Investment income—net [a]	.09	.19	.19	.17	.16	.22
Net realized and unrealized gain (loss) on investments	.75	.84	.97	(.40)	1.89	1.43
Total from Investment Operations	.84	1.03	1.16	(.23)	2.05	1.65
Distributions:
Dividends from investment income—net	(.09)	(.17)	(.19)	(.17)	(.17)	(.23)
Dividends from net realized gain on investments	(.69)	(.28)	(.79)	(.99)	(.31)	(.01)
Total Distributions	(.78)	(.45)	(.98)	(1.16)	(.48)	(.24)
Net asset value, end of period	9.45	9.39	8.81	8.63	10.02	8.45
Total Return (%)	8.98[b]	12.02	14.14	(2.64)	24.75	23.84
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05[c]	1.06	1.06	1.05	1.07	1.06
Ratio of net expenses to average net assets	1.05[c]	1.06	1.06	1.05	1.07	1.06
Ratio of net investment income to average net assets	1.94[c]	2.03	2.27	1.81	1.74	2.80
Portfolio Turnover Rate	34.85[b]	52.66	54.31	65.75	57.74	41.79
Net Assets, end of period ($ x 1,000)	26,725	28,204	16,094	14,479	13,913	2,809

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

94

			Class A
	Six Months Ended		Year Ended August 31,
BNY Mellon Income Stock Fund	February 28, 2018 (Unaudited)		2017	2016	[a]
Per Share Data ($):
Net asset value, beginning of period	9.30		8.72	8.42
Investment Operations:
Investment income—net [b]	.09		.17	.05
Net realized and unrealized gain (loss) on investments	.74		.86	.30
Total from Investment Operations	.83		1.03	.35
Distributions:
Dividends from investment income—net	(.09)		(.17)	(.05)
Dividends from net realized gain on investments	(.69)		(.28)	—
Total Distributions	(.78)		(.45)	(.05)
Net asset value, end of period	9.35		9.30	8.72
Total Return (%) [c]	8.95	[d]	12.18	4.19	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11	[e]	1.11	1.15	[e]
Ratio of net expenses to average net assets	1.11	[e]	1.10	1.15	[e]
Ratio of net investment income to average net assets	1.92	[e]	2.01	1.96	[e]
Portfolio Turnover Rate	34.85	[d]	52.66	54.31
Net Assets, end of period ($ x 1,000)	2,986		5,112	316

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

95

FINANCIAL HIGHLIGHTS (continued)

			Class C
	Six Months Ended		Year Ended August 31,
BNY Mellon Income Stock Fund	February 28, 2018 (Unaudited)		2017	2016	[a]
Per Share Data ($):
Net asset value, beginning of period	9.28		8.72	8.42
Investment Operations:
Investment income—net [b]	.05		.12	.04
Net realized and unrealized gain (loss) on investments	.75		.83	.30
Total from Investment Operations	.80		.95	.34
Distributions:
Dividends from investment income—net	(.05)		(.11)	(.04)
Dividends from net realized gain on investments	(.69)		(.28)	—
Total Distributions	(.74)		(.39)	(.04)
Net asset value, end of period	9.34		9.28	8.72
Total Return (%) [c]	8.68	[d]	11.22	4.00	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.84	[e]	1.85	1.85	[e]
Ratio of net expenses to average net assets	1.84	[e]	1.81	1.85	[e]
Ratio of net investment income to average net assets	1.13	[e]	1.30	1.69	[e]
Portfolio Turnover Rate	34.85	[d]	52.66	54.31
Net Assets, end of period ($ x 1,000)	797		1,143	10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Annualized.

See notes to financial statements.

96

			Class I
	Six Months Ended		Year Ended August 31,
BNY Mellon Income Stock Fund	February 28, 2018 (Unaudited)		2017	2016	[a]
Per Share Data ($):
Net asset value, beginning of period	9.30		8.72	8.42
Investment Operations:
Investment income—net [b]	.10		.21	.06
Net realized and unrealized gain (loss) on investments	.74		.84	.30
Total from Investment Operations	.84		1.05	.36
Distributions:
Dividends from investment income—net	(.10)		(.19)	(.06)
Dividends from net realized gain on investments	(.69)		(.28)	—
Total Distributions	(.79)		(.47)	(.06)
Net asset value, end of period	9.35		9.30	8.72
Total Return (%)	9.09	[c]	12.44	4.26	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	[d]	.85	.86	[d]
Ratio of net expenses to average net assets	.81	[d]	.85	.86	[d]
Ratio of net investment income to average net assets	2.16	[d]	2.30	2.71	[d]
Portfolio Turnover Rate	34.85	[c]	52.66	54.31
Net Assets, end of period ($ x 1,000)	5,969		6,068	10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

97

FINANCIAL HIGHLIGHTS (continued)

			Class Y
	Six Months Ended		Year Ended August 31,
BNY Mellon Income Stock Fund	February 28, 2018 (Unaudited)		2017	2016	[a]
Per Share Data ($):
Net asset value, beginning of period	9.29		8.72	8.42
Investment Operations:
Investment income—net [b]	.10		.21	.06
Net realized and unrealized gain (loss) on investments	.74		.83	.30
Total from Investment Operations	.84		1.04	.36
Distributions:
Dividends from investment income—net	(.10)		(.19)	(.06)
Dividends from net realized gain on investments	(.69)		(.28)	—
Total Distributions	(.79)		(.47)	(.06)
Net asset value, end of period	9.34		9.29	8.72
Total Return (%)	9.10	[c]	12.33	4.26	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	[d]	.81	.86	[d]
Ratio of net expenses to average net assets	.80	[d]	.81	.86	[d]
Ratio of net investment income to average net assets	2.18	[d]	2.27	2.71	[d]
Portfolio Turnover Rate	34.85	[c]	52.66	54.31
Net Assets, end of period ($ x 1,000)	11		11	10

a From May 31, 2016 (commencement of initial offering) to August 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

98

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	16.72	15.03	14.66	15.58	13.33	11.65
Investment Operations:
Investment income—net [a]	.02	.07	.08	.05	.05	.07
Net realized and unrealized gain (loss) on investments	1.70	1.88	.96	(.04)	2.94	2.60
Total from Investment Operations	1.72	1.95	1.04	.01	2.99	2.67
Distributions:
Dividends from investment income—net	(.04)	(.10)	(.02)	(.04)	(.05)	(.03)
Dividends from net realized gain on investments	(.77)	(.16)	(.65)	(.89)	(.69)	(.96)
Total Distributions	(.81)	(.26)	(.67)	(.93)	(.74)	(.99)
Net asset value, end of period	17.63	16.72	15.03	14.66	15.58	13.33
Total Return (%)	10.40[b]	13.12	7.51	.15	23.09	24.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.90[c]	.90	.90	.90	.90	.92
Ratio of net expenses to average net assets	.90[c]	.90	.90	.90	.90	.92
Ratio of net investment income to average net assets	.25[c]	.45	.60	.29	.33	.59
Portfolio Turnover	24.36[b]	62.81	74.68	73.87	53.63	106.59
Net Assets, end of period ($ x 1,000)	3,067,155	2,788,133	2,433,012	2,199,395	1,922,073	1,572,562

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

99

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Mid Cap Multi-Strategy Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	16.45	14.79	14.45	15.37	13.17	11.52
Investment Operations:
Investment income—net [a]	.00[b]	.03	.05	.01	.01	.04
Net realized and unrealized gain (loss) on investments	1.68	1.86	.94	(.03)	2.91	2.57
Total from Investment Operations	1.68	1.89	.99	(.02)	2.92	2.61
Distributions:
Dividends from investment income—net	(.01)	(.07)	—	(.01)	(.03)	—
Dividends from net realized gain on investments	(.77)	(.16)	(.65)	(.89)	(.69)	(.96)
Total Distributions	(.78)	(.23)	(.65)	(.90)	(.72)	(.96)
Net asset value, end of period	17.35	16.45	14.79	14.45	15.37	13.17
Total Return (%)	10.28[c]	12.89	7.26	(.08)	22.74	24.46
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.15[d]	1.15	1.15	1.15	1.15	1.17
Ratio of net expenses to average net assets	1.15[d]	1.15	1.15	1.15	1.15	1.17
Ratio of net investment income to average net assets	.00[d,e]	.20	.34	.04	.08	.37
Portfolio Turnover Rate	24.36[c]	62.81	74.68	73.87	53.63	106.59
Net Assets, end of period ($ x 1,000)	91,883	88,697	60,222	57,118	52,447	29,639

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

e Amount represents less than .01%.

See notes to financial statements.

100

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	19.48	16.71	16.65	17.18	14.78	11.53
Investment Operations:
Investment income (loss)—net [a]	(.01)	.01	.01	(.02)	(.04)	.01
Net realized and unrealized gain (loss) on investments	2.25	2.86	.68	.25	2.44	3.27
Total from Investment Operations	2.24	2.87	.69	.23	2.40	3.28
Distributions:
Dividends from investment income—net	—	—	—	—	—	(.03)
Dividends from net realized gain on investments	(1.70)	(.10)	(.63)	(.76)	—	—
Total Distributions	(1.70)	(.10)	(.63)	(.76)	—	(.03)
Net asset value, end of period	20.02	19.48	16.71	16.65	17.18	14.78
Total Return (%)	11.48[b]	17.19	4.46	1.33	16.24	28.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.01[c]	1.03	1.05	1.03	1.03	1.05
Ratio of net expenses to average net assets	1.01[c]	1.03	1.05	1.03	1.03	1.05
Ratio of net investment income (loss) to average net assets	(.12)[c]	.05	.04	(.14)	(.21)	.09
Portfolio Turnover	33.81[b]	75.82	101.40	90.30	92.86	128.11
Net Assets, end of period ($ x 1,000)	554,641	507,703	389,890	368,428	347,613	299,415

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

101

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Small Cap Multi-Strategy Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	18.69	16.07	16.08	16.65	14.36	11.21
Investment Operations:
Investment (loss)—net [a]	(.04)	(.04)	(.03)	(.06)	(.07)	(.02)
Net realized and unrealized gain (loss) on investments	2.16	2.76	.65	.25	2.36	3.17
Total from Investment Operations	2.12	2.72	.62	.19	2.29	3.15
Distributions:
Dividends from investment income—net	—	—	—	—	—	—
Dividends from net realized gain on investments	(1.70)	(.10)	(.63)	(.76)	—	—
Total Distributions	(1.70)	(.10)	(.63)	(.76)	—	—
Net asset value, end of period	19.11	18.69	16.07	16.08	16.65	14.36
Total Return (%)	11.32[b]	16.94	4.17	1.13	15.95	28.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.26[c]	1.28	1.30	1.28	1.28	1.30
Ratio of net expenses to average net assets	1.26[c]	1.28	1.30	1.28	1.28	1.30
Ratio of net investment (loss) to average net assets	(.37)[c]	(.20)	(.21)	(.39)	(.46)	(.16)
Portfolio Turnover Rate	33.81[b]	75.82	101.40	90.30	92.86	128.11
Net Assets, end of period ($ x 1,000)	20,360	19,641	14,285	12,745	11,485	8,472

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

102

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	16.96	14.63	14.66	18.30	15.24	13.08
Investment Operations:
Investment income—net [a]	.04	.11	.12	.12	.11	.16
Net realized and unrealized gain (loss) on investments	2.23	3.56	1.20	(.69)	4.31	2.12
Total from Investment Operations	2.27	3.67	1.32	(.57)	4.42	2.28
Distributions:
Dividends from investment income—net	(.07)	(.19)	(.11)	(.10)	(.14)	(.12)
Dividends from net realized gain on investments	(1.86)	(1.15)	(1.24)	(2.97)	(1.22)	-
Total Distributions	(1.93)	(1.34)	(1.35)	(3.07)	(1.36)	(.12)
Net asset value, end of period	17.30	16.96	14.63	14.66	18.30	15.24
Total Return (%)	13.86[b]	27.04	9.39	(3.82)	30.54	17.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86[c]	.87	.87	.85	.85	.86
Ratio of net expenses to average net assets	.86[c]	.87	.87	.85	.85	.86
Ratio of net investment income to average net assets	.43[c]	.72	.83	.73	.65	1.12
Portfolio Turnover	13.98[b]	62.39	48.25	74.72	76.48	77.03
Net Assets, end of period ($ x 1,000)	532,281	485,040	434,171	561,399	674,222	539,019

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

103

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Focused Equity Opportunities Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	16.81	14.51	14.55	18.20	15.18	13.05
Investment Operations:
Investment income—net [a]	.01	.07	.08	.08	.06	.12
Net realized and unrealized gain (loss) on investments	2.21	3.53	1.19	(.69)	4.30	2.10
Total from Investment Operations	2.22	3.60	1.27	(.61)	4.36	2.22
Distributions:
Dividends from investment income—net	(.03)	(.15)	(.07)	(.07)	(.12)	(.09)
Dividends from net realized gain on investments	(1.86)	(1.15)	(1.24)	(2.97)	(1.22)	-
Total Distributions	(1.89)	(1.30)	(1.31)	(3.04)	(1.34)	(.09)
Net asset value, end of period	17.14	16.81	14.51	14.55	18.20	15.18
Total Return (%)	13.69[b]	26.75	9.13	(4.05)	30.18	17.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.11[c]	1.12	1.12	1.11	1.11	1.13
Ratio of net expenses to average net assets	1.11[c]	1.12	1.12	1.11	1.11	1.13
Ratio of net investment income to average net assets	.17[c]	.49	.59	.47	.36	.90
Portfolio Turnover	13.98[b]	62.39	48.25	74.72	76.48	77.03
Net Assets, end of period ($ x 1,000)	5,826	5,947	4,206	8,593	3,569	979

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

104

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	14.49	12.44	12.72	16.98	15.09	12.99
Investment Operations:
Investment income (loss)—net [a]	(.00)[b]	.01	.01	(.01)	.07	.12
Net realized and unrealized gain (loss) on investments	1.67	2.09	.50	.10	2.82	2.19
Total from Investment Operations	1.67	2.10	.51	.09	2.89	2.31
Distributions:
Dividends from investment income—net	(.00)[b]	(.01)	(.04)	-	(.08)	(.21)
Dividends from net realized gain on investments	(1.48)	(.04)	(.75)	(4.35)	(.92)	-
Total Distributions	(1.48)	(.05)	(.79)	(4.35)	(1.00)	(.21)
Net asset value, end of period	14.68	14.49	12.44	12.72	16.98	15.09
Total Return (%)	11.66[c]	16.94	4.35	1.71	19.84	18.07
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93[d]	.94	.95	.94	.91	.92
Ratio of net expenses to average net assets	.93[d]	.94	.95	.94	.91	.92
Ratio of net investment income (loss) to average net assets	(.04)[d]	.10	.10	(.08)	.46	.83
Portfolio Turnover	35.25 [c]	79.45	99.45	110.79	144.87	169.30
Net Assets, end of period ($ x 1,000)	336,723	327,604	300,557	339,836	411,334	464,031

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

105

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Small/Mid Cap Multi-Strategy Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	14.30	12.31	12.59	16.88	15.02	12.94
Investment Operations:
Investment income (loss)—net [a]	(.02)	(.02)	(.01)	(.04)	(.00)[b]	.09
Net realized and unrealized gain (loss) on investments	1.65	2.05	.48	.10	2.84	2.17
Total from Investment Operations	1.63	2.03	.47	.06	2.84	2.26
Distributions:
Dividends from investment income—net	-	-	-	-	(.06)	(.18)
Dividends from net realized gain on investments	(1.48)	(.04)	(.75)	(4.35)	(.92)	-
Total Distributions	(1.48)	(.04)	(.75)	(4.35)	(.98)	(.18)
Net asset value, end of period	14.45	14.30	12.31	12.59	16.88	15.02
Total Return (%)	11.51[c]	16.55	4.08	1.48	19.53	17.65
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18[d]	1.19	1.20	1.19	1.17	1.17
Ratio of net expenses to average net assets	1.18[d]	1.19	1.20	1.19	1.17	1.17
Ratio of net investment income (loss) to average net assets	(.29)[d]	(.17)	(.11)	(.32)	(.03)	.64
Portfolio Turnover	35.25[c]	79.45	99.45	110.79	144.87	169.30
Net Assets, end of period ($ x 1,000)	3,194	3,227	1,697	1,536	3,088	439

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

106

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon International Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	13.17	11.22	11.55	12.72	11.14	9.29
Investment Operations:
Investment income—net [a]	.04	.19	.18	.18	.21	.19
Net realized and unrealized gain (loss) on investments	.86	1.98	(.35)	(1.16)	1.57	1.98
Total from Investment Operations	.90	2.17	(.17)	(.98)	1.78	2.17
Distributions:
Dividends from investment income—net	(.21)	(.22)	(.16)	(.19)	(.20)	(.32)
Net asset value, end of period	13.86	13.17	11.22	11.55	12.72	11.14
Total Return (%)	6.84[b]	19.80	(1.49)	(7.68)	16.11	23.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.02[c]	1.04	1.03	1.03	1.03	1.05
Ratio of net expenses to average net assets	1.02[c]	1.04	1.03	1.03	1.03	1.05
Ratio of net investment income to average net assets	.59[c]	1.64	1.59	1.49	1.64	1.77
Portfolio Turnover	25.00[b]	81.88	86.83	112.69	92.94	55.78
Net Assets, end of period ($ x 1,000)	1,154,007	1,076,444	1,007,752	1,005,637	990,119	519,964

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

107

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon International Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	14.02	11.92	12.26	13.50	11.82	9.84
Investment Operations:
Investment income—net [a]	.03	.20	.15	.15	.19	.17
Net realized and unrealized gain (loss) on investments	.91	2.10	(.37)	(1.22)	1.67	2.10
Total from Investment Operations	.94	2.30	(.22)	(1.07)	1.86	2.27
Distributions:
Dividends from investment income—net	(.18)	(.20)	(.12)	(.17)	(.18)	(.29)
Net asset value, end of period	14.78	14.02	11.92	12.26	13.50	11.82
Total Return (%)	6.74[b]	19.59	(1.78)	(7.88)	15.85	23.36
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.27[c]	1.29	1.28	1.28	1.28	1.30
Ratio of net expenses to average net assets	1.27[c]	1.29	1.28	1.28	1.28	1.30
Ratio of net investment income to average net assets	.35[c]	1.53	1.25	1.17	1.38	1.51
Portfolio Turnover Rate	25.00[b]	81.88	86.83	112.69	92.94	55.78
Net Assets, end of period ($ x 1,000)	19,805	18,145	11,553	14,040	8,952	4,432

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

108

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Emerging Markets Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.23	8.96	7.98	10.98	9.11	9.19
Investment Operations:
Investment income (loss)—net [a]	(.01)	.08	.09	.09	.10	.12
Net realized and unrealized gain (loss) on investments	1.28	2.26	.96	(2.96)	1.88	(.10)
Total from Investment Operations	1.27	2.34	1.05	(2.87)	1.98	.02
Distributions:
Dividends from investment income—net	(.09)	(.07)	(.07)	(.13)	(.11)	(.10)
Dividends from net realized gain on investments	—	—	—	—	—	—
Total Distributions	(.09)	(.07)	(.07)	(.13)	(.11)	(.10)
Net asset value, end of period	12.41	11.23	8.96	7.98	10.98	9.11
Total Return (%)	11.41[b]	26.36	13.35	(26.28)	21.82	.09
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.41[c]	1.40	1.44	1.42	1.42	1.41
Ratio of net expenses to average net assets	1.41[c]	1.40	1.44	1.42	1.42	1.41
Ratio of net investment income (loss) to average net assets	(.12)[c]	.84	1.10	.98	1.04	1.19
Portfolio Turnover	37.74 [b]	91.81	103.60	107.27	70.89	53.25
Net Assets, end of period ($ x 1,000)	1,040,583	904,774	693,652	1,108,616	2,046,317	1,830,754

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

109

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Emerging Markets Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.53	9.20	8.17	11.25	9.33	9.41
Investment Operations:
Investment income (loss)—net [a]	(.02)	.07	.07	.08	.09	.09
Net realized and unrealized gain (loss) on investments	1.31	2.31	1.00	(3.04)	1.91	(.10)
Total from Investment Operations	1.29	2.38	1.07	(2.96)	2.00	(.01)
Distributions:
Dividends from investment income—net	(.07)	(.05)	(.04)	(.12)	(.08)	(.07)
Dividends from net realized gain on investments	—	—	—	—	—	—
Total Distributions	(.07)	(.05)	(.04)	(.12)	(.08)	(.07)
Net asset value, end of period	12.75	11.53	9.20	8.17	11.25	9.33
Total Return (%)	11.25[b]	26.05	13.13	(26.49)	21.57	(.19)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.66[c]	1.65	1.69	1.67	1.67	1.65
Ratio of net expenses to average net assets	1.66[c]	1.65	1.69	1.67	1.67	1.65
Ratio of net investment income (loss) to average net assets	(.36)[c]	.69	.85	.76	.90	.90
Portfolio Turnover Rate	37.74[b]	91.81	103.60	107.27	70.89	53.25
Net Assets, end of period ($ x 1,000)	21,724	17,970	11,263	17,033	22,947	10,864

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

110

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon International Appreciation Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	13.85	12.19	12.51	13.90	12.38	10.80
Investment Operations:
Investment income—net [a]	.07	.26	.26	.27	.38	.27
Net realized and unrealized gain (loss) on investments	.77	1.73	(.29)	(1.26)	1.42	1.69
Total from Investment Operations	.84	1.99	(.03)	(.99)	1.80	1.96
Distributions:
Dividends from investment income—net	(.28)	(.33)	(.29)	(.40)	(.28)	(.38)
Net asset value, end of period	14.41	13.85	12.19	12.51	13.90	12.38
Total Return (%)	6.12[b]	16.76	(.22)	(7.14)	14.65	18.39
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93[c]	.92	.92	.83	.81	.83
Ratio of net expenses to average net assets	.93[c]	.92	.92	.83	.81	.83
Ratio of net investment income to average net assets	.91[c]	2.01	2.21	2.02	2.78	2.27
Portfolio Turnover	2.38[b]	4.49	3.04	12.51	4.41	1.24
Net Assets, end of period ($ x 1,000)	77,306	75,885	73,896	101,023	111,225	98,361

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

111

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon International Appreciation Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	13.73	12.04	12.37	13.74	12.24	10.68
Investment Operations:
Investment income—net [a]	.05	.18	.23	.23	.34	.25
Net realized and unrealized gain (loss) on investments	.76	1.76	(.31)	(1.24)	1.41	1.66
Total from Investment Operations	.81	1.94	(.08)	(1.01)	1.75	1.91
Distributions:
Dividends from investment income—net	(.25)	(.25)	(.25)	(.36)	(.25)	(.35)
Net asset value, end of period	14.29	13.73	12.04	12.37	13.74	12.24
Total Return (%)	5.93[b]	16.47	(.57)	(7.32)	14.39	18.13
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18[c]	1.17	1.17	1.08	1.06	1.08
Ratio of net expenses to average net assets	1.18[c]	1.17	1.17	1.08	1.06	1.08
Ratio of net investment income to average net assets	.66[c]	1.50	1.96	1.77	2.52	2.08
Portfolio Turnover	2.38[b]	4.49	3.04	12.51	4.41	1.24
Net Assets, end of period ($ x 1,000)	1,547	1,427	4,360	4,966	5,310	4,773

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

112

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon International Equity Income Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	14.20	12.35	11.92	14.82	13.81	12.87
Investment Operations:
Investment income—net [a]	.19	.42	.34	.43	.75	.64
Net realized and unrealized gain (loss) on investments	1.00	1.84	.41	(2.82)	.90	.87
Total from Investment Operations	1.19	2.26	.75	(2.39)	1.65	1.51
Distributions:
Dividends from investment income—net	(.32)	(.41)	(.32)	(.51)	(.64)	(.57)
Net asset value, end of period	15.07	14.20	12.35	11.92	14.82	13.81
Total Return (%)	8.47[b]	18.72	6.51	(16.51)	12.08	11.96
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07[c]	1.09	1.09	1.07	1.08	1.15
Ratio of net expenses to average net assets	1.07[c]	1.09	1.09	1.07	1.08	1.15
Ratio of net investment income to average net assets	2.51[c]	3.27	2.85	3.25	5.13	4.57
Portfolio Turnover	26.29[b]	46.42	78.17	88.45	83.07	74.80
Net Assets, end of period ($ x 1,000)	389,851	367,829	282,609	283,099	341,645	165,132

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

113

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon International Equity Income Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	14.36	12.47	11.97	14.89	13.89	12.88
Investment Operations:
Investment income—net [a]	.20	.62	.23	.39	.50	.98
Net realized and unrealized gain (loss) on investments	.98	1.57	.52	(2.83)	1.11	.49
Total from Investment Operations	1.18	2.19	.75	(2.44)	1.61	1.47
Distributions:
Dividends from investment income—net	(.31)	(.30)	(.25)	(.48)	(.61)	(.46)
Net asset value, end of period	15.23	14.36	12.47	11.97	14.89	13.89
Total Return (%)	8.28[b]	17.87	6.40	(16.77)	11.79	11.56
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.32[c]	1.37	1.34	1.33	1.36	1.42
Ratio of net expenses to average net assets	1.32[c]	1.37	1.34	1.33	1.36	1.42
Ratio of net investment income to average net assets	2.77[c]	4.13	1.92	2.84	3.81	5.34
Portfolio Turnover Rate	26.29[b]	46.42	78.17	88.45	83.07	74.80
Net Assets, end of period ($ x 1,000)	1,333	2,135	765	2,924	919	51

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

114

		Class M
	Six Months Ended	Year Ended August 31,
BNY Mellon Asset Allocation Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.30	11.30	11.51	12.57	11.68	10.97
Investment Operations:
Investment income—net [a]	.10	.18	.17	.18	.17	.19
Net realized and unrealized gain (loss) on investments	.78	1.12	.39	(.46)	1.67	.81
Total from Investment Operations	.88	1.30	.56	(.28)	1.84	1.00
Distributions:
Dividends from investment income—net	(.15)	(.20)	(.19)	(.32)	(.26)	(.26)
Dividends from net realized gain on investments	(.36)	(.10)	(.58)	(.46)	(.69)	(.03)
Total Distributions	(.51)	(.30)	(.77)	(.78)	(.95)	(.29)
Net asset value, end of period	12.67	12.30	11.30	11.51	12.57	11.68
Total Return (%)	7.11[b]	11.73	5.08	(2.39)	16.25	9.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.38[d]	.38	.37	.35	.35	.37
Ratio of net expenses to average net assets [c]	.29[d]	.30	.27	.26	.26	.25
Ratio of net investment income to average net assets [c]	1.57[d]	1.51	1.52	1.48	1.43	1.69
Portfolio Turnover	11.38[b]	27.34	23.99	30.31	48.28	27.39[e]
Net Assets, end of period ($ x 1,000)	474,621	460,142	444,399	467,431	493,660	411,214

a Based on average shares outstanding.

b Not annualized.

c Amount does not include the expenses of the underlying funds.

d Annualized.

e The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 27.03%.

See notes to financial statements.

115

FINANCIAL HIGHLIGHTS (continued)

		Investor Shares
	Six Months Ended	Year Ended August 31,
BNY Mellon Asset Allocation Fund	February 28, 2018 (Unaudited)	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.39	11.38	11.58	12.64	11.74	11.03
Investment Operations:
Investment income—net [a]	.08	.15	.14	.15	.14	.17
Net realized and unrealized gain (loss) on investments	.78	1.14	.40	(.46)	1.68	.80
Total from Investment Operations	.86	1.29	.54	(.31)	1.82	.97
Distributions:
Dividends from investment income—net	(.13)	(.18)	(.16)	(.29)	(.23)	(.23)
Dividends from net realized gain on investments	(.36)	(.10)	(.58)	(.46)	(.69)	(.03)
Total Distributions	(.49)	(.28)	(.74)	(.75)	(.92)	(.26)
Net asset value, end of period	12.76	12.39	11.38	11.58	12.64	11.74
Total Return (%)	6.92[b]	11.49	4.89	(2.62)	15.96	8.86
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets [c]	.63[d]	.63	.62	.60	.61	.62
Ratio of net expenses to average net assets [c]	.54[d]	.55	.52	.51	.52	.50
Ratio of net investment income to average net assets [c]	1.30[d]	1.22	1.25	1.25	1.17	1.45
Portfolio Turnover	11.38[b]	27.34	23.99	30.31	48.28	27.39[e]
Net Assets, end of period ($ x 1,000)	6,492	6,745	5,131	6,393	8,338	4,939

a Based on average shares outstanding.

b Not annualized.

c Amount does not include the expenses of the underlying funds.

d Annualized.

e The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 27.03%.

See notes to financial statements.

116

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-five series, including the following diversified funds: BNY Mellon Large Cap Stock Fund, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Income Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund, BNY Mellon International Equity Income Fund and BNY Mellon Asset Allocation Fund and the following non-diversified fund: BNY Mellon Focused Equity Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Large Cap Stock Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund and BNY Mellon Small/Mid Cap Multi-Strategy Fund seek capital appreciation. BNY Mellon Income Stock Fund and BNY Mellon International Equity Income Fund seek total return (consisting of capital appreciation and income). BNY Mellon International Fund and BNY Mellon Emerging Markets Fund seek long-term capital growth. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund and BNY Mellon International Appreciation Fund seek long-term capital appreciation. BNY Mellon Asset Allocation Fund seeks long-term growth of principal in conjunction with current income.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. Walter Scott & Partners Limited (“Walter Scott”), also a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s sub-investment adviser with respect to the U.S. Large Cap Equity Strategy of each fund. Boston Partners Global Investors, Inc. (“Boston Partners”), and Geneva Capital Management LLC (“Geneva”), serve as BNY Mellon Mid Cap Multi-Strategy Fund’s sub-investment adviser with respect to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor and for BNY Mellon Income Stock Fund only Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. As of the date of this report, the fund did not offer Class T shares for purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of February 28, 2018, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of BNY Mellon Income Stock Fund.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative

117

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

BNY Mellon Asset Allocation Fund: Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S Treasury Bills are valued at the mean price between quoted prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer

118

or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 28, 2018 in valuing each fund’s investments:

At February 28, 2018, there were no transfers between levels of the fair value hierarchy, except for BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund which had transfers between Level 1 and Level 2 at period end. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Table 1—Fair Value Measurements
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Large Cap Stock Fund
Equity Securities—Domestic Common Stocks†	286,923,095	-	-	-	-	-	286,923,095
Equity Securities—Foreign Common Stocks†	435,104	-	-	-	-	-	435,104
Registered Investment Companies	2,793,262	-	-	-	-	-	2,793,262

119

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Large Cap Market Opportunities Fund
Equity Securities—Domestic Common Stocks†	32,491,651	-	-	-	-	-	32,491,651
Equity Securities—Foreign Common Stocks†	666,428	-	-	-	-	-	666,428
Registered Investment Companies	33,713,856	-	-	-	-	-	33,713,856
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund
Equity Securities—Domestic Common Stocks†	234,601,222	-	-	-	-	-	234,601,222
Equity Securities—Foreign Common Stocks†	2,584,335	-	-	-	-	-	2,584,335
Registered Investment Companies	104,853,075	-	-	-	-	-	104,853,075
BNY Mellon Income Stock Fund
Equity Securities—Domestic Common Stocks†	1,166,399,472	-	-	-	-	-	1,166,399,472
Equity Securities—Domestic Preferred Stocks†	12,094,677	-	-	-	-	-	12,094,677
Equity Securities—Foreign Common Stocks†	11,243,147	-	-	-	-	-	11,243,147
Registered Investment Companies	50,059,434	-	-	-	-	-	50,059,434
Other Financial Instruments:
Options Written	(760,684)	-	-	-	-	-	(760,684)
BNY Mellon Mid Cap Multi-Strategy Fund
Equity Securities—Domestic Common Stocks†	3,056,698,510	-	-	-	-	-	3,056,698,510
Equity Securities—Foreign Common Stocks†	39,053,245	-	-	-	-	-	39,053,245
Exchange-Traded Funds	20,622,878	-	-	-	-	-	20,622,878
Registered Investment Companies	131,735,768	-	-	-	-	-	131,735,768
Rights†	233	-	-	-	-	-	233

120

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Small Cap Multi-Strategy Fund
Equity Securities—Domestic Common Stocks†	527,245,998	-	-	-	-	-	527,245,998
Equity Securities—Foreign Common Stocks†	30,650,526	-	-	-	-	-	30,650,526
Exchange-Traded Funds	5,166,987	-	-	-	-	-	5,166,987
Registered Investment Companies	66,371,131	-	-	-	-	-	66,371,131
BNY Mellon Focused Equity Opportunities Fund
Equity Securities—Domestic Common Stocks†	521,323,260	-	-	-	-	-	521,323,260
Equity Securities—Foreign Common Stocks†	13,196,947	-	-	-	-	-	13,196,947
Registered Investment Companies	2,736,772	-	-	-	-	-	2,736,772
BNY Mellon Small/Mid Cap Multi-Strategy Fund
Equity Securities—Domestic Common Stocks†	319,019,058	-	-	-	-	-	319,019,058
Equity Securities—Foreign Common Stocks†	13,705,471	-	-	-	-	-	13,705,471
Exchange-Traded Funds	3,519,419	-	-	-	-	-	3,519,419
Registered Investment Companies	25,275,773	-	-	-	-	-	25,275,773
BNY Mellon International Fund
Equity Securities—Foreign Common Stocks†	-	-	1,148,957,681	†† -	-	-	1,148,957,681
Exchange-Traded Funds	7,659,430	-	-	-	-	-	7,659,430
Registered Investment Company	7,638,291	-	-	-	-	-	7,638,291
Rights	-	-	68,314	†† -	-	-	68,314
Forward Foreign Currency Exchange Contracts†††	-	-	22,651	(8,516)	-	-	14,135
BNY Mellon Emerging Markets Fund
Equity Securities—Foreign Common Stocks†	160,752,489	-	819,080,777	†† -	-	-	979,833,266
Equity Securities—Foreign Preferred Stocks†	-	-	58,323,604	†† -	-	-	58,323,604
Exchange-Traded Funds	8,816,280	-	-	-	-	-	8,816,280
Registered Investment Companies	27,085,694	-	-	-	-	-	27,085,694
Rights	-	-	120,932	†† -	-	-	120,932
Forward Foreign Currency Exchange Contracts†††	-	-	1,068	(6,122)	-	-	(5,054)

121

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs			Level 3-Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)		Assets ($)	Liabilities ($)	Total
BNY Mellon International Appreciation Fund
Equity Securities—Foreign Common Stocks†	78,294,738	-	-		-	-	-	78,294,738
Registered Investment Companies	261,636	-	-		-	-	-	261,636
U.S. Treasury	-	-	54,987		-	-	-	54,987
Other Financial Instruments:
Futures†††	-	(8,469)	-		-	-	-	(8,469)
BNY Mellon International Equity Income Fund
Equity Securities—Foreign Common Stocks†	1,768,330	-	378,775,926	††	-	-	-	380,544,256
Equity Securities—Foreign Preferred Stocks†	-	-	3,875,410	††	-	-	-	3,875,410
Exchange-Traded Fund	2,108,100	-	-		-	-	-	2,108,100
Registered Investment Company	2,126,372	-	-		-	-	-	2,126,372
BNY Mellon Asset Allocation Fund
Commercial Mortgage-Backed	-	-	1,124,358		-	-	-	1,124,358
Corporate Bonds†	-	-	26,052,854		-	-	-	26,052,854
Equity Securities—Domestic Common Stocks†	109,148,442	-	-		-	-	-	109,148,442
Equity Securities—Foreign Common Stocks†	164,524	-	-		-	-	-	164,524
Foreign Government	-	-	904,098		-	-	-	904,098
Municipal Bonds†	-	-	4,416,941		-	-	-	4,416,941
Registered Investment Companies	309,532,827	-	-		-	-	-	309,532,827
U.S. Government Agencies/Mortgage-Backed	-	-	17,513,835		-	-	-	17,513,835
U.S. Treasury	-	-	12,335,663		-	-	-	12,335,663

† See Statement of Investments for additional detailed categorizations.

†† Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures.

††† Amount shown represents unrealized appreciation (depreciation) at period end.

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Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 2 summarizes the amount The Bank of New York Mellon earned from each relevant fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended February 28, 2018.

Table 2—Securities Lending Agreement

BNY Mellon Large Cap Stock Fund	$252
BNY Mellon Large Cap Market Opportunities Fund	5
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	104
BNY Mellon Income Stock Fund	5,204
BNY Mellon Mid Cap Multi-Strategy Fund	50,195
BNY Mellon Small Cap Multi-Strategy Fund	73,773
BNY Mellon Focused Equity Opportunities Fund	1,999
BNY Mellon Small/Mid Cap Multi-Strategy Fund	28,921
BNY Mellon Emerging Markets Fund	1,575
BNY Mellon Asset Allocation Fund	182

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(e) Risk: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund invest in foreign markets which may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

BNY Mellon Asset Allocation Fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

BNY Mellon Focused Equity Opportunities Fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be vulnerable to changes in market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

(f) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. BNY Mellon Large Cap Stock Fund, BNY Mellon Income Stock Fund and BNY Mellon Asset Allocation Fund normally declare and pay dividends from investment income-net monthly. BNY Mellon International Equity Income Fund normally declares and pays dividends from investment income-net quarterly. BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon Focused Equity Opportunities Fund, BNY Mellon Small/Mid Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Appreciation Fund normally declare and pay dividends from investment income-net annually. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

123

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(g) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2018, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2018, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 3 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2017.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2017. The tax character of current year distributions will be determined at the end of the current fiscal year.

Table 3—Capital Loss Carryover
		Post-Enactment Short-Term Losses ($)††	Post-Enactment Long-Term Losses ($)†††
	Expiring in fiscal year			Total ($)
	2018 ($)†
BNY Mellon International Fund	462,294,170	2,030,988	101,785,423	566,110,581
BNY Mellon Emerging Markets Fund	-	201,359,124	234,948,125	436,307,249
BNY Mellon International Appreciation Fund	-	383,070	29,203,125	29,586,195
BNY Mellon International Equity Income Fund	-	33,126,045	8,704,795	41,830,840

† If not applied, the carryovers expire in the above fiscal years.

†† Post-enactment short-term capital losses which can be carried forward for an unlimited period.

††† Post-enactment long-term capital losses which can be carried forward for an unlimited period.

Table 4— Tax Character of Distributions Paid
	2017
	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Large Cap Stock Fund	3,649,329	12,129,717
BNY Mellon Large Cap Market Opportunities Fund	1,470,911	7,979,895
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	5,840,522	15,840,777
BNY Mellon Income Stock Fund	27,616,101	32,076,068
BNY Mellon Mid Cap Multi-Strategy Fund	20,569,662	21,609,214
BNY Mellon Small Cap Multi-Strategy Fund	–	2,370,605
BNY Mellon Focused Equity Opportunities Fund	9,861,114	27,877,152
BNY Mellon Small/Mid Cap Multi-Strategy Fund	240,001	1,046,913
BNY Mellon International Fund	19,135,813	–
BNY Mellon Emerging Markets Fund	5,250,373	–
BNY Mellon International Appreciation Fund	1,954,995	–
BNY Mellon International Equity Income Fund	9,867,923	–
BNY Mellon Asset Allocation Fund	7,809,568	3,842,171

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NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2018, BNY Mellon Large Cap Market Opportunities Fund, BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, BNY Mellon Mid Cap Multi-Strategy Fund, BNY Mellon Small Cap Multi-Strategy Fund, BNY Mellon International Fund, BNY Mellon Emerging Markets Fund, BNY Mellon International Appreciation Fund and BNY Mellon Asset Allocation Fund did not borrow under the Facilities.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2018 for BNY Mellon Large Cap Stock Fund was approximately $26,500, with a related weighted average annualized interest rate of 2.31%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2018 for BNY Mellon Income Stock Fund was approximately $10,500, with a related weighted average annualized interest rate of 2.27%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2018 for BNY Mellon Focused Equity Opportunities Fund was approximately $56,900, with a related weighted average annualized interest rate of 2.12%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2018 for BNY Mellon Small/Mid Cap Multi-Strategy Fund was approximately $26,500, with a related weighted average annualized interest rate of 2.46%.

The average amount of borrowings outstanding under the Facilities during the period ended February 28, 2018 for BNY Mellon International Equity Income Fund was approximately $31,500, with a related weighted average annualized interest rate of 2.42%.

NOTE 3—Investment Advisory Fee, Administration Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .65% of BNY Mellon Large Cap Stock Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Large Cap Market Opportunities Fund, .70% (direct investment in securities) and .15% (other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund, .65% of BNY Mellon Income Stock Fund, .75% of BNY Mellon Mid Cap Multi-Strategy Fund, .85% of BNY Mellon Small Cap Multi-Strategy Fund, .70% of BNY Mellon Focused Equity Opportunities Fund, .75% of BNY Mellon Small/Mid Cap Multi-Strategy Fund, .85% of BNY Mellon International Fund, 1.15% of BNY Mellon Emerging Markets Fund, .50% of BNY Mellon International Appreciation Fund, .85% of BNY Mellon International Equity Income Fund and .65% (equity investments), .40% (debt securities) and .15% (money market investments and other underlying funds, which may consist of affiliated funds, mutual funds and exchange traded funds) of BNY Mellon Asset Allocation Fund.

For BNY Mellon Income Stock Fund, the Investment Adviser has contractually agreed, from September 1, 2017 through June 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the total expenses of Class A, Class C, Class I and Class Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .90% of the value of the fund’s average daily net assets. During the period ended February 28, 2018, there were no reduction in expenses, pursuant to the undertaking.

For BNY Mellon Asset Allocation Fund, the Investment Adviser has contractually agreed, from September 1, 2017 through December 31, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the total annual fund operating expenses of neither class (including indirect fees, and expense of the underlying funds, but excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .87% of the value of the fund’s average daily net assets. The

125

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

reduction in expenses, pursuant to the undertaking, amounted to $215,764 during the period ended February 28, 2018.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

No administration fee is applied to assets held by BNY Mellon Large Cap Market Opportunities Fund and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund which are invested in shares of other underlying funds.

No administration fee is applied to assets held by BNY Mellon Asset Allocation Fund which are invested in cash or money market instruments or shares of other underlying funds.

Pursuant to a sub-investment advisory agreement between Dreyfus and Walter Scott, Dreyfus pays Walter Scott a monthly fee at an annual rate of .41% of BNY Mellon Large Cap Market Opportunities Fund’s and BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund’s average daily net assets allocated to the U.S. Large Cap Equity Strategy.

Pursuant to separate sub-investment advisory agreements, Geneva and Boston Partners serve as a sub-investment adviser responsible for the day-to-day management of their respective portion of BNY Mellon Mid Cap Multi-Strategy Fund’s portfolio. Dreyfus pays Boston Partners and Geneva separate monthly fees at an annual percentage of BNY Mellon Mid Cap Multi-Strategy Fund’s average daily net assets allocated to the Boston Partners Mid Cap Value Strategy and the Geneva Mid Cap Growth Strategy, respectively. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the funds may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the funds to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares of BNY Mellon Income Stock Fund pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended February 28, 2018, Class C shares were charged $3,683 pursuant to the Distribution Plan.

Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. BNY Mellon Income Stock Fund has also adopted a Shareholder Services Plan with respect to its Class A and Class C shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares, and BNY Mellon Income Stock Fund pays the Distributor at an annual rate of .25% of the value of its Class A and Class C shares, based on the respective fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 5 summarizes the amounts Investor, Class A and Class C shares were charged during the period ended February 28, 2018, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

126

Table 5—Shareholder Services Plan Fees

BNY Mellon Large Cap Stock Fund	$12,827
BNY Mellon Large Cap Market Opportunities Fund	1,104
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	8,256
BNY Mellon Income Stock Fund
Investor Shares	35,324
Class A	5,548
Class C	1,228
BNY Mellon Mid Cap Multi-Strategy Fund	116,276
BNY Mellon Small Cap Multi-Strategy Fund	25,983
BNY Mellon Focused Equity Opportunities Fund	7,697
BNY Mellon Small/Mid Cap Multi-Strategy Fund	4,596
BNY Mellon International Fund	24,164
BNY Mellon Emerging Markets Fund	24,763
BNY Mellon International Appreciation Fund	1,940
BNY Mellon International Equity Income Fund	1,716
BNY Mellon Asset Allocation Fund	8,035

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 6 summarizes the amount each fund was charged during the period ended February 28, 2018 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were offset by earnings credits, also summarized in Table 6.

Table 6—Cash Management Agreement Fees
	Dreyfus Transfer, Inc. Cash Management Fees ($)	Dreyfus Transfer, Inc. Earnings Credits ($)
BNY Mellon Large Cap Stock Fund	49	(49)
BNY Mellon Large Cap Market Opportunities Fund	10	(10)
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	21	(21)
BNY Mellon Income Stock Fund	124	(124)
BNY Mellon Mid Cap Multi-Strategy Fund	706	(706)
BNY Mellon Small Cap Multi-Strategy Fund	287	(287)
BNY Mellon Focused Equity Opportunities Fund	31	(31)
BNY Mellon Small/Mid Cap Multi-Strategy Fund	34	(34)
BNY Mellon International Fund	70	(70)
BNY Mellon Emerging Markets Fund	82	(82)
BNY Mellon International Appreciation Fund	115	(115)
BNY Mellon International Equity Income Fund	19	(19)
BNY Mellon Asset Allocation Fund	23	(23)

127

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 7 summarizes the amount each fund was charged during the period ended February 28, 2018 pursuant to the custody agreement. These fees were partially offset by earnings credits, also summarized in Table 7.

Table 8 summarizes the amount each fund was charged for services performed by the Chief Compliance Officer and his staff, during the period ended February 28, 2018.

Table 8—Chief Compliance Officer Fees

BNY Mellon Large Cap Stock Fund	$5,495
BNY Mellon Large Cap Market Opportunities Fund	7,693
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	7,693
BNY Mellon Income Stock Fund	5,495
BNY Mellon Mid Cap Multi-Strategy Fund	8,792
BNY Mellon Small Cap Multi-Strategy Fund	5,495
BNY Mellon Focused Equity Opportunities Fund	5,495
BNY Mellon Small/Mid Cap Multi-Strategy Fund	5,495
BNY Mellon International Fund	5,495
BNY Mellon Emerging Markets Fund	5,495
BNY Mellon International Appreciation Fund	5,495
BNY Mellon International Equity Income Fund	5,495
BNY Mellon Asset Allocation Fund	6,594

Table 9 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

Table 7—Custody Agreement Fees
	Custody Fees ($)	Earnings Credits ($)
BNY Mellon Large Cap Stock Fund	13,327	–
BNY Mellon Large Cap Market Opportunities Fund	2,209	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	7,332	–
BNY Mellon Income Stock Fund	19,889	(993)
BNY Mellon Mid Cap Multi-Strategy Fund	90,483	(1,125)
BNY Mellon Small Cap Multi-Strategy Fund	30,989	(136)
BNY Mellon Focused Equity Opportunities Fund	18,891	–
BNY Mellon Small/Mid Cap Multi-Strategy Fund	29,894	(69)
BNY Mellon International Fund	158,245	(1)
BNY Mellon Emerging Markets Fund	518,417	(922)
BNY Mellon International Appreciation Fund	4,212	(10)
BNY Mellon International Equity Income Fund	104,890	(110)
BNY Mellon Asset Allocation Fund	10,868	–

Table 9—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Distribution Plan Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon Large Cap Stock Fund	144,785	–	1,889	21,000	7,326	–
BNY Mellon Large Cap Market Opportunities Fund	22,016	–	131	4,671	10,257	–
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	141,608	–	1,156	7,620	10,257	–
BNY Mellon Income Stock Fund	617,996	484	5,853	18,646	7,326	–
BNY Mellon Mid Cap Multi-Strategy Fund	1,809,654	–	17,753	85,146	11,722	–
BNY Mellon Small Cap Multi-Strategy Fund	373,937	—	3,917	32,436	7,326	–
BNY Mellon Focused Equity Opportunities Fund	289,314	–	1,131	18,349	7,326	–
BNY Mellon Small/Mid Cap Multi-Strategy Fund	197,386	–	621	29,435	7,326	–
BNY Mellon International Fund	769,558	–	3,811	150,000	7,326	–
BNY Mellon Emerging Markets Fund	935,201	–	4,107	518,030	7,326	–
BNY Mellon International Appreciation Fund	30,640	–	299	4,422	7,326	–
BNY Mellon International Equity Income Fund	256,721	–	231	107,646	7,326	–
BNY Mellon Asset Allocation Fund	109,389	–	1,274	10,202	8,792	(65,957)

128

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, futures and options transactions, during the period ended February 28, 2018.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each relevant fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by each relevant fund during the period ended February 28, 2018 is discussed below.

Futures: In the normal course of pursuing their investment objective, BNY Mellon International Appreciation Fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage their exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at February 28, 2018 are set forth in the Statements of Futures.

Table 10—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Large Cap Stock Fund	69,627,409	101,266,247
BNY Mellon Large Cap Market Opportunities Fund	4,543,227	11,912,845
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	23,245,755	54,771,926
BNY Mellon Income Stock Fund	421,043,047	511,005,333
BNY Mellon Mid Cap Multi-Strategy Fund	731,974,386	739,820,087
BNY Mellon Small Cap Multi-Strategy Fund	187,734,476	201,352,826
BNY Mellon Focused Equity Opportunities Fund	72,566,109	91,214,296
BNY Mellon Small/Mid Cap Multi-Strategy Fund	119,996,265	145,361,651
BNY Mellon International Fund	295,853,431	283,499,479
BNY Mellon Emerging Markets Fund	397,083,215	368,882,218
BNY Mellon International Appreciation Fund	1,891,144	4,134,932
BNY Mellon International Equity Income Fund	99,866,514	101,790,142
BNY Mellon Asset Allocation Fund	56,003,349	54,190,217

129

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Options Transactions: BNY Mellon Income Stock Fund purchases and writes (sells) put and call options to hedge against changes in the values of equities or as a substitute for an investment. The fund is subject to market risk, in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at February 28, 2018 are set forth in the Statement of Option Written.

Forward Foreign Currency Exchange Contracts: BNY Mellon International Fund, BNY Mellon Emerging Markets Fund and BNY Mellon International Equity Income Fund enter into forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of their investment strategies. When executing forward contracts, each fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, each fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, each fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. Each fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statements of Operations. Each fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. Each fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between each fund and the counterparty and the posting of collateral, if any, by the counterparty to each fund to cover the funds’ exposure to the counterparty. At February 28, 2018, there were no forward contracts outstanding for BNY Mellon International Equity Income Fund. Forward contracts open at February 28, 2018 for BNY Mellon International Fund and BNY Mellon Emerging Markets Fund are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require each relevant fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, each relevant fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

Table 11 summarizes each relevant fund’s derivatives assets and liabilities (by type) on a gross basis, and net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of February 28, 2018.

130

Table 11—Derivative of Assets and Liabilities subject to Master Netting Agreements

BNY Mellon International Fund

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	22,651	(8,516)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	22,651	(8,516)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	22,651	(8,516)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	85		-		85
Goldman Sachs International	22,566		-		22,566
Total	22,651		-	-	22,651
			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Bank of America	(7,752)		-	-	(7,752)
UBS	(764)		-	-	(764)
Total	(8,516)		-	-	(8,516)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statements of Assets and Liabilities.

131

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 11—Derivative of Assets and Liabilities subject to Master Netting Agreements

BNY Mellon Emerging Markets Fund

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	1,068	(6,122)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,068	(6,122)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	1,068	(6,122)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Barclays Bank	1,049		-		1,049
Goldman Sachs International	19		-		19
Total	1,068		-	-	1,068
			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
Deutsche Bank	(164)		-	-	(164)
Morgan Stanley Capital Services	(859)		-	-	(859)
Northern Trust Bank	(5,099)		-	-	(5,099)
Total	(6,122)		-	-	(6,122)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statements of Assets and Liabilities.

132

Table 12 summarizes each relevant fund’s average market value of derivatives outstanding during the period ended February 28, 2018.

Table 12—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon Income Stock Fund Equity options contracts	323,332
BNY Mellon International Fund Forward contracts	5,591,872
BNY Mellon Emerging Markets Fund Forward contracts	6,247,290
BNY Mellon International Appreciation Fund Equity futures	587,741
BNY Mellon International Equity Income Fund Forward contracts	84,509

Table 13 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments inclusive of derivative contracts for each fund at February 28, 2018.

At February 28, 2018, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 13—Accumulated Net Unrealized Appreciation (Depreciation)
	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Large Cap Stock Fund	82,054,105	4,303,332	77,750,773
BNY Mellon Large Cap Market Opportunities Fund	18,875,712	397,695	18,478,017
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	133,843,183	1,478,626	132,364,557
BNY Mellon Income Stock Fund	254,036,989	35,351,159	218,685,830
BNY Mellon Mid Cap Multi-Strategy Fund	968,271,213	38,215,562	930,055,651
BNY Mellon Small Cap Multi-Strategy Fund	119,717,515	15,575,433	104,142,082
BNY Mellon Focused Equity Opportunities Fund	179,302,959	8,579,653	170,723,306
BNY Mellon Small/Mid Cap Multi-Strategy Fund	72,460,799	10,142,249	62,318,550
BNY Mellon International Fund	187,569,941	35,032,984	152,536,957
BNY Mellon Emerging Markets Fund	340,053,159	14,260,331	325,792,828
BNY Mellon International Appreciation Fund	16,308,342	26,941,082	(10,632,740)
BNY Mellon International Equity Income Fund	58,470,681	7,650,886	50,819,795
BNY Mellon Asset Allocation Fund	87,919,983	5,258,377	82,661,606

133

NOTES

134

NOTES

135

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Walter Scott & Partners Limited
One Charlotte Square
Edinburgh, Scotland, UK
Geneva Capital Management LLC
100 East Wisconsin Avenue
Suite 2550,
Milwaukee, WI 53202

Boston Partners Global Investors, Inc.
909 Third Avenue
New York, NY 10022

Administrator

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Large Cap Stock Fund	Class M: MPLCX	Investor: MILCX
BNY Mellon Large Cap Market Opportunities Fund	Class M: MMOMX	Investor: MMOIX
BNY Mellon Tax-Sensitive Large Cap Multi-Strategy Fund	Class M: MTSMX	Investor: MTSIX
BNY Mellon Income Stock Fund	Class M: MPISX	Investor: MIISX	Class A: BMIAX	Class C: BMISX	Class I: BMIIX	Class Y: BMIYX
BNY Mellon Mid Cap Multi-Strategy Fund	Class M: MPMCX	Investor: MIMSX
BNY Mellon Small Cap Multi-Strategy Fund	Class M: MPSSX	Investor: MISCX
BNY Mellon Focused Equity Opportunities Fund	Class M: MFOMX	Investor: MFOIX
BNY Mellon Small/Mid Cap Multi-Strategy Fund	Class M: MMCMX	Investor: MMCIX
BNY Mellon International Fund	Class M: MPITX	Investor: MIINX
BNY Mellon Emerging Markets Fund	Class M: MEMKX	Investor: MIEGX
BNY Mellon International Appreciation Fund	Class M: MPPMX	Investor: MARIX
BNY Mellon International Equity Income Fund	Class M: MLIMX	Investor: MLIIX
BNY Mellon Asset Allocation Fund	Class M: MPBLX	Investor: MIBLX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation	MFTSA0218-EQ

The BNY Mellon Funds

BNY Mellon Bond Fund

BNY Mellon Intermediate Bond Fund

BNY Mellon Corporate Bond Fund

BNY Mellon Short-Term U.S. Government Securities Fund

SEMIANNUAL REPORT February 28, 2018

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Funds Trust, covering the six-month period from September 1, 2017 through February 28, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs while bonds generally lost a degree of value over the reporting period. Riskier sectors of the financial markets responded positively to growing corporate earnings, improving global economic conditions and the enactment of tax reform legislation. While the rally was relatively broad-based, growth stocks produced substantially higher returns than value-oriented stocks. International stocks also performed well amid more positive economic data from Europe, Japan, and the emerging markets. In the bond market, U.S. government securities and municipal bonds declined when short-term interest rates and inflation expectations increased, while lower-rated corporate-backed securities fared somewhat better in anticipation of improved business conditions.

The markets’ performance was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market and strong consumer and business confidence. We currently expect these favorable conditions to persist, but we remain watchful for economic and political developments that could negatively affect the markets. Indeed, in February 2018, we witnessed a return of heightened volatility to the financial markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
March 15, 2018

3

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2017 through February 28, 2018, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon Bond Fund’s Class M shares produced a total return of -1.90%, and Investor shares produced a total return of -2.02%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”), produced a total return of -2.18% for the same period.2

Bonds produced negative total returns, on average, over the reporting period amid rising interest rates and expectations of accelerating inflation in a growing economy. The fund produced higher returns than the Index, primarily due to the success of our sector allocation and duration management strategies.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets in bonds. Investments in bonds may include government securities, corporate bonds, municipal bonds and mortgage-related securities. The investment adviser actively manages the fund’s bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risks. The fund’s investments in bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the average effective duration of the fund’s portfolio will not exceed eight years.

Rising Interest Rates Dampened Bond Market Returns

Bonds typically lost a degree of value over the reporting period. Major central banks—including the Federal Reserve Board (the “Fed”)—continued to move away from the aggressively accommodative monetary policies of the past few years in light of mounting evidence of stronger global economic growth. In the United States, interest rates continued to rise when the Fed in October began to unwind its balance sheet through sales of U.S. government securities, and in December the Fed implemented an additional increase in short-term interest rates. Intermediate- and long-term interest rates also climbed over much of the reporting period, but to a lesser extent than their short-term counterparts, causing yield differences to narrow across the market’s maturity range. Bond market declines proved particularly severe in early February 2018, when concerns about accelerating inflation and a higher-than-expected number of rate hikes weighted on investor sentiment.

Corporate-backed securities fared better than U.S. government securities in this environment as investors anticipated lower corporate tax rates, rising earnings, and favorable business conditions in the constructive economy.

Fund Strategies Enhanced Relative Results

An overweighted allocation to corporate-backed bonds helped bolster the fund’s performance relative to the Index as corporate bond prices were supported by growing earnings, upbeat business sentiment, and investors’ preference for higher levels of current income. The fund received particularly strong contributions from shorter duration bonds backed by finance and industrial companies. Overweighted exposure to Treasury Inflation Protected Securities (TIPS) and taxable municipal bonds also helped bolster the fund’s relative results. Performance was further buoyed by our duration management strategy, as a relatively short average duration helped cushion the adverse impact of rising interest rates.

Disappointments during the reporting period included longer duration holdings, such as corporate bonds issued on behalf of utilities. The fund’s positions in mortgage-backed securities, U.S. government agency debentures, foreign sovereign bonds, and supranational bonds generally produced returns that were roughly in line with market averages. The fund’s yield curve strategy also had little material impact on its relative performance.

Positioned for Modestly Higher Interest Rates

Most analysts expect additional short-term interest-rate hikes by the Fed in 2018, and we anticipate that long-term interest rates will rise modestly in response to continued economic growth and higher inflationary pressures. We believe these developments could constrain total returns from U.S. government securities, but corporate bonds currently may continue to benefit from the global economic expansion, growing corporate earnings, and reduced U.S. tax rates.

Therefore, as of the reporting period’s end, we have maintained the fund’s average duration in a modestly defensive position to protect against rising interest rates, and we have maintained overweighted exposure to corporate-backed bonds. Conversely, we have established underweighted positions in U.S. Treasury securities that could be more vulnerable to additional interest-rate hikes by the Fed.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

4

For the period from September 1, 2017 through February 28, 2018, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon Intermediate Bond Fund’s Class M shares produced a total return of -1.38%, and Investor shares produced a total return of -1.43%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Government/Credit Index (the “Index”), produced a total return of -1.98% for the same period.2

Intermediate-term bonds produced negative total returns, on average, over the reporting period amid rising interest rates and expectations of accelerating inflation in a growing economy. The fund produced higher returns than the Index, primarily due to the success of our sector allocation and duration management strategies.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets in bonds. The investment adviser actively manages bond market and maturity exposure and credit profile and uses a disciplined process to select bonds and manage risk. Investments in bonds may include government securities, corporate bonds and municipal bonds. The fund’s investments in bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.3 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will be between 2.5 and 5.5 years. When managing the fund, we use a disciplined process to select bonds and manage risk. We generally choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. Our management process also includes computer modeling and scenario testing of possible changes in market conditions.

Rising Interest Rates Dampened Bond Market Returns

Bonds typically lost a degree of value over the reporting period. Major central banks—including the Federal Reserve Board (the “Fed”)—continued to move away from the aggressively accommodative monetary policies of the past few years in light of evidence of stronger global economic growth. In the United States, interest rates continued to rise when the Fed in October began to unwind its balance sheet through sales of U.S. government securities, and in December the Fed implemented an additional increase in short-term interest rates. Intermediate- and long-term interest rates also climbed over much of the reporting period, but to a lesser extent than their short-term counterparts, causing yield differences to narrow across the market’s maturity range. Bond market declines proved particularly severe in early February 2018, when concerns about the potential for accelerating inflation and a higher-than-expected number of rate hikes weighed on investor sentiment.

Corporate-backed securities fared better than U.S. government securities in this environment as investors anticipated lower corporate tax rates, rising earnings, and favorable business conditions in the constructive economy.

Fund Strategies Enhanced Relative Results

An overweighted allocation to corporate-backed bonds helped bolster the fund’s relative performance as corporate bond prices were supported by growing earnings, upbeat business sentiment, and investors’ preference for higher levels of current income. The fund received particularly strong contributions from its holdings of shorter duration bonds backed by companies in the finance, industrial, and utilities industry groups. Overweighted exposure to Treasury Inflation Protected Securities (TIPS) and taxable municipal bonds also helped bolster the fund’s relative results.

Performance was further buoyed by our interest-rate strategies. A relatively short average duration helped cushion the adverse impact of rising interest rates, as did an emphasis on bonds with 1- to 3-year maturities and correspondingly light positions in bonds with 8- to 10-year maturities.

Disappointments during the reporting period included longer duration corporate-backed bonds. The fund’s positions in U.S. government agency debentures, foreign sovereign bonds, and supranational bonds generally produced returns that were roughly in line with market averages.

Positioned for Modestly Higher Interest Rates

Most analysts expect additional short-term interest-rate hikes by the Fed in 2018, and we anticipate that intermediate- and long-term interest rates will rise modestly in response to continued economic growth and higher inflationary pressures. We believe these developments could constrain total returns from U.S. government securities, but corporate bonds currently may continue to benefit from the global economic expansion, growing corporate earnings, and reduced U.S. tax rates.

Therefore, as of the reporting period’s end, we have maintained the fund’s average duration in a modestly defensive position to protect against rising interest-rates, and we have maintained overweighted exposure to corporate-backed bonds. Conversely, we have established underweighted positions in U.S. Treasury securities that could be more vulnerable to additional interest rate hikes by the Fed.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. – The Bloomberg Barclays U.S. Intermediate Government/Credit Index is a broad-based flagship benchmark that measures the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index. Investors cannot invest directly in any index.

3 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2017 through February 28, 2018, as provided by John F. Flahive, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon Corporate Bond Fund’s Class M shares produced a total return of -1.16%, and Investor shares produced a total return of -1.37%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Intermediate Credit Index (the “Index”), produced a total return of -1.62%, and the Bloomberg Barclays U.S. Credit Index, the fund’s secondary benchmark, produced a total return of -1.63% for the same period.2,3

Investment-grade corporate-backed bonds produced negative total returns, on average, over the reporting period amid rising interest rates and expectations of accelerating inflation in a growing economy. The fund produced higher returns than the Index, primarily due to the success of our sector allocation and security selection strategies.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and current income). To pursue its goal, the fund normally invests at least 80% of its net assets in corporate bonds, which include U.S. dollar-denominated bonds issued by U.S. and foreign corporations. The remainder of the fund’s assets may be invested in U.S. government and agency bonds, mortgage-related securities, including commercial mortgage-backed securities, asset-backed securities, foreign corporate bonds denominated in foreign currencies, foreign government bonds, municipal bonds and commercial paper, and other money market instruments. For additional yield, the fund may invest up to 20% of its assets in fixed-income securities rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by the investment adviser.

We employ a disciplined process to select bonds and manage risk. We choose bonds based on yield, credit quality, the level of interest rates and inflation, general economic and financial trends, and our outlook for the securities markets. In selecting corporate bonds for investment, we analyze fundamental metrics, including the issuer’s cash flow, leverage and operating margins, as well as its business strategy and operating performance, and macroeconomic factors.

Rising Interest Rates Dampened Bond Market Returns

Bonds typically lost a degree of value over the reporting period. Major central banks—including the Federal Reserve Board (the “Fed”)—continued to move away from the aggressively accommodative monetary policies of the past few years in light of evidence of stronger global economic growth. In the United States, interest rates continued to rise when the Fed in October began to unwind its balance sheet through sales of U.S. government securities, and in December the Fed implemented an additional increase in short-term interest rates. Intermediate- and long-term interest rates also climbed over much of the reporting period, but to a lesser extent than their short-term counterparts, causing yield differences to narrow across the market’s maturity range. Bond market declines proved particularly severe in early February 2018, when concerns about the potential for accelerating inflation and a higher-than-expected number of rate hikes weighed on investor sentiment.

Corporate-backed securities generally fared better than U.S. government securities in this environment as investors anticipated lower corporate tax rates, rising earnings, and favorable business conditions in the constructive economy.

Fund Strategies Enhanced Relative Results

An overweighted allocation to corporate-backed bonds helped bolster the fund’s relative performance as corporate bond prices were supported by growing earnings, upbeat business sentiment, and investors’ preference for higher levels of current income. The fund received particularly strong contributions from overweighted positions in investment-grade bonds backed by companies in the finance, industrials, information technology, and energy industry groups. Exposure to high yield bonds also helped buoy relative results, as did an overweighted position in taxable municipal bonds and underweighted exposure to U.S. government securities.

On the other hand, the fund’s interest-rate strategies weighed to a degree on its relative performance. Most notably, a modestly long average duration compared to the Index proved counterproductive in the rising interest-rate environment.

Positioned for Continued Economic Growth

Most analysts expect additional short-term interest-rate hikes by the Fed in 2018, and we anticipate that intermediate- and long-term interest rates will rise modestly in response to continued economic growth and higher inflationary pressures. We believe these developments could constrain total returns from U.S. government securities, but corporate bonds currently may continue to benefit from the global economic expansion, growing corporate earnings, and reduced U.S. tax rates.

Therefore, as of the reporting period’s end, we have maintained overweighted exposure to corporate-backed bonds, and we have set the fund’s average duration in a modestly long position to capture potential higher yields among longer-term securities. We have maintained underweighted exposure to bonds with maturities in the one- to three-year range, instead emphasizing bonds with five- to seven-year maturities.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. – The Bloomberg Barclays U.S. Intermediate Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets with a maturity greater than 1 year and less than 10 years. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities constrained by maturity. The U.S. Intermediate Credit Index is a subset of the U.S. Credit Index, which feeds into the U.S. Government/Credit Index and U.S. Aggregate Index. Investors cannot invest directly in any index.

3 Source: Lipper Inc. – The Bloomberg Barclays U.S. Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies sovereigns, supranationals and local authorities. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

6

For the period from September 1, 2017 through February 28, 2018, as provided by Lawrence R. Dunn, CFA, and Timothy J. Sanville, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon Short-Term U.S. Government Securities Fund’s Class M shares produced a total return of -1.02%, and Investor shares produced a total return of -1.22%.1 In comparison, the Bloomberg Barclays U.S. Government 1-3 Year Bond Index (the “Index”), the fund’s benchmark, produced a total return of -0.78% for the same period.2

Short-term U.S. government securities produced mildly negative total returns over the reporting period amid rising interest rates and expectations of accelerating inflation in a strengthening economy. The fund underperformed its benchmark, mainly due to weakness among its holdings of mortgage-backed securities from U.S. government agencies.

The Fund’s Investment Approach

The fund seeks to provide as high a level of current income as is consistent with the preservation of capital. To pursue this goal, the fund normally invests at least 80% of its net assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and in repurchase agreements. The fund may invest in mortgage-related securities issued by U.S. government agencies or instrumentalities, such as mortgage pass-through securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). The fund may also invest in collateralized mortgage obligations (“CMOs”), including stripped mortgage-backed securities. Generally, the fund’s average effective portfolio maturity and the average effective duration of the fund’s portfolio will be less than three years.

When choosing securities, we typically first examine U.S. and global economic conditions and other market factors to estimate long- and short-term interest rates. Using a research-driven investment process, generally we then seek to identify what we believe are potentially profitable sectors before they are widely perceived as such by the market. We also seek to identify underpriced or mispriced securities that appear likely to perform well over time.

Rising Interest Rates Dampened Bond Market Returns

Major central banks, including the Federal Reserve Board (the “Fed”) and the European Central Bank, continued to move away from the aggressively accommodative monetary policies of the past few years amid evidence of stronger global economic growth. In the United States, short-term interest rates continued to rise when the Fed in October 2017 began to unwind its balance sheet through sales of U.S. government securities, and in December implemented an additional increase in the overnight federal funds rate. Intermediate- and long-term interest rates also climbed over much of the reporting period, but to a lesser extent than short-term rates, causing yield differences to narrow along the market’s maturity spectrum.

Mortgage-Backed Securities Weighed on Fund Results

The fund’s performance compared to the Index was constrained over the reporting period by its holdings of mortgage-backed securities, which typically feature longer durations and tend to be more sensitive to the adverse effects of rising interest rates. Heavy trading of mortgage-backed securities in January and February 2018 proved particularly counterproductive, especially among the fund’s holdings of pools of 10-year amortizing mortgages with average maturities of two to three-and-a-half years. Exposure to U.S. Treasury securities, which comprised between 15% and 20% of the fund’s assets, also detracted mildly from its relative performance due to the relatively long durations of those securities.

The fund achieved better results from its holdings of U.S. government agency debentures, which were supported by relatively short durations and a low level of early-redemption activity in the rising interest-rate environment.

We generally maintained the fund’s average duration in a market-neutral position of approximately 1.9 years in order to reduce the portfolio’s exposure to interest-rate risks. We achieved this average duration through “barbelled” positions that emphasized longer- and shorter-term securities.

Positioned for Rising Short-Term Interest Rates

As of the end of the reporting period, we expect the longstanding U.S. economic recovery to gain momentum as a result of greater fiscal stimulus stemming from recent tax reform legislation, rising corporate profits, and robust labor markets. In this environment, many analysts anticipate that the Fed will attempt to address potential inflationary pressures by implementing several additional increases in the overnight federal funds rate over the remainder of 2018, which we believe should drive yields of short-term U.S. government securities higher.

In this environment, we may look for opportunities to reduce the fund’s average duration and its exposure to interest-rate risks. We also have slightly reduced the fund’s allocation to mortgage-backed securities, instead preferring positions in U.S. government agency debentures, U.S. Treasury securities, and taxable municipal bonds. We may later increase the fund’s allocation to higher yielding-mortgage-backed securities as its holdings of U.S. government agency debentures mature.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2  Source: Lipper Inc. – The Bloomberg Barclays U.S. Government 1-3 Year Bond Index comprises the U.S. Treasury and U.S. Agency Indices. The index includes U.S. dollar-denominated, fixed-rate, nominal U.S. Treasuries and U.S. agency debentures, which reach maturity in 1-3 years. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2017 to February 28, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2018
	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.75	$3.98
Ending value (after expenses)	$981.00	$979.80
Annualized expense ratio (%)	.56	.81
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.76	$3.99
Ending value (after expenses)	$986.20	$985.70
Annualized expense ratio (%)	.56	.81
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.76	$3.99
Ending value (after expenses)	$988.40	$986.30
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.76	$3.99
Ending value (after expenses)	$989.80	$987.80
Annualized expense ratio (%)	.56	.81

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2018
	Class M	Investor Shares
BNY Mellon Bond Fund
Expenses paid per $1,000†	$2.81	$4.06
Ending value (after expenses)	$1,022.02	$1,020.78
Annualized expense ratio (%)	.56	.81
BNY Mellon Intermediate Bond Fund
Expenses paid per $1,000†	$2.81	$4.06
Ending value (after expenses)	$1,022.02	$1,020.78
Annualized expense ratio (%)	.56	.81
BNY Mellon Corporate Bond Fund
Expenses paid per $1,000†	$2.81	$4.06
Ending value (after expenses)	$1,022.02	$1,020.78
Annualized expense ratio (%)	.56	.81
BNY Mellon Short-Term U.S. Government Securities Fund
Expenses paid per $1,000†	$2.81	$4.06
Ending value (after expenses)	$1,022.02	$1,020.78
Annualized expense ratio (%)	.56	.81

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS
February 28, 2018 (Unaudited)

BNY Mellon Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.2%
Commercial Mortgage Pass-Through Ctfs. - 1.8%
UBS Commercial Mortgage Trust, Ser. 2012-C1, Cl. A3	3.40	5/10/45	4,187,153	4,230,758
WFRBS Commercial Mortgage Trust, Ser. 2013-C12, Cl. A4	3.20	3/15/48	4,835,000	4,833,768
WFRBS Commercial Mortgage Trust, Ser. 2013-C13, Cl. A4	3.00	5/15/45	9,045,000	8,948,967
				18,013,493
Consumer Discretionary - 5.2%
21st Century Fox America, Gtd. Notes	6.15	3/1/37	4,365,000	5,406,428
Amazon.com, Sr. Unscd. Notes	2.50	11/29/22	6,675,000	6,523,667
Comcast, Gtd. Notes	3.60	3/1/24	9,400,000	9,500,170
eBay, Sr. Unscd. Notes	2.60	7/15/22	5,295,000	5,133,590
Ford Motor Credit, Sr. Unscd. Notes	3.22	1/9/22	4,995,000	4,917,867
General Motors Financial, Gtd. Notes	3.20	7/6/21	3,240,000	3,218,194
Scripps Networks Interactive, Sr. Unscd. Notes	2.80	6/15/20	5,465,000	5,421,101
Time Warner, Gtd. Notes	4.00	1/15/22	7,570,000	7,776,523
Toyota Motor Credit, Sr. Unscd. Notes	2.15	3/12/20	5,145,000	5,096,317
				52,993,857
Consumer Staples - 1.6%
Anheuser-Busch InBev Finance, Gtd. Notes	4.90	2/1/46	5,935,000	6,352,284
CVS Health, Sr. Unscd. Notes	4.88	7/20/35	2,525,000	2,630,495
PepsiCo, Sr. Unscd. Notes	4.50	1/15/20	7,040,000	7,282,573
				16,265,352
Energy - 3.0%
Andeavor, Notes	3.80	4/1/28	4,250,000	4,043,382
Apache, Sr. Unscd. Notes	3.25	4/15/22	4,120,000	4,083,273
BP Capital Markets, Gtd. Notes	4.75	3/10/19	4,640,000	4,746,035
Exxon Mobil, Sr. Unscd. Notes	1.71	3/1/19	4,425,000	4,398,916
Sabine Pass Liquefaction, Sr. Scd. Notes	5.75	5/15/24	3,300,000	3,568,746
Spectra Energy Partners, Sr. Unscd. Notes	3.50	3/15/25	3,145,000	3,056,477
Sunoco Logistics Partners Operations, Gtd. Notes	4.00	10/1/27	2,810,000	2,681,504
Williams Partners, Sr. Unscd. Notes	4.30	3/4/24	3,516,000	3,609,106
				30,187,439
Financials - 13.3%
AerCap Ireland Capital, Gtd. Notes	4.50	5/15/21	10,430,000	10,757,074
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	9,330,000	9,333,809

10

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.2% (continued)
Financials - 13.3% (continued)
Bank of America, Sub. Notes, Ser. L	3.95	4/21/25	9,170,000	9,164,494
Barclays, Sub. Notes	5.20	5/12/26	4,055,000	4,125,216
Citigroup, Sub. Notes	4.45	9/29/27	10,200,000	10,421,047
Citizens Financial Group, Sub. Notes	4.15	9/28/22	8,555,000	[a] 8,706,901
Cooperatieve Rabobank, Gtd. Notes	4.50	1/11/21	8,060,000	8,386,018
GE Capital International Funding, Gtd. Notes	2.34	11/15/20	5,070,000	4,961,712
Goldman Sachs Group, Sub. Notes	6.75	10/1/37	8,270,000	10,494,262
Intercontinental Exchange, Gtd. Notes	2.75	12/1/20	6,035,000	6,025,628
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	5,770,000	5,723,138
MetLife, Sr. Unscd. Notes	7.72	2/15/19	6,865,000	7,196,183
Morgan Stanley, Sub. Notes	4.88	11/1/22	11,490,000	12,127,022
Royal Bank of Scotland Group, Sub. Bonds	6.13	12/15/22	3,660,000	3,907,337
Societe Generale, Sub. Notes	4.75	11/24/25	8,355,000	[a] 8,537,473
Total System Services, Sr. Unscd. Notes	4.80	4/1/26	5,765,000	6,056,790
Wells Fargo & Co., Sr. Unscd. Notes	2.63	7/22/22	3,530,000	3,431,273
Wells Fargo & Co., Sub. Notes	4.90	11/17/45	6,265,000	6,634,289
				135,989,666
Foreign/Governmental - 1.5%
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/22	8,605,000	8,858,417
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,500,000	6,655,604
				15,514,021
Health Care - 2.0%
AbbVie, Sr. Unscd. Notes	2.90	11/6/22	5,090,000	4,991,327
Amgen, Sr. Unscd. Notes	5.65	6/15/42	4,955,000	5,918,680
Biogen, Sr. Unscd. Notes	2.90	9/15/20	5,600,000	5,591,688
Celgene, Sr. Unscd. Notes	2.88	8/15/20	4,305,000	4,296,777
				20,798,472
Industrials - 3.4%
ABB Finance USA, Gtd. Notes	2.88	5/8/22	7,215,000	7,192,549
American Airlines, Ser. 2015-1, Cl. A	3.38	11/1/28	4,788,670	4,714,925
Burlington Northern Santa Fe, Sr. Unscd. Debs.	3.45	9/15/21	6,415,000	6,536,968
General Electric, Jr. Sub. Debs., Ser. D	5.00	12/31/49	4,500,000	4,455,675
General Electric, Sub. Notes	5.30	2/11/21	2,373,000	2,506,126

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.2% (continued)
Industrials - 3.4% (continued)
Northrop Grumman, Sr. Unscd. Notes	2.08	10/15/20	3,560,000	3,488,933
Tech Data, Sr. Unscd. Notes	4.95	2/15/27	5,230,000	5,384,310
				34,279,486
Information Technology - 4.3%
Adobe Systems, Sr. Unscd. Notes	3.25	2/1/25	4,895,000	4,855,638
Apple, Sr. Unscd. Notes	4.38	5/13/45	4,895,000	5,141,772
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/22	5,620,000	5,583,240
Dell International, Sr. Scd. Notes	6.02	6/15/26	5,775,000	[a] 6,188,037
Fidelity National Information Services, Gtd. Notes	3.88	6/5/24	2,016,000	2,052,775
Intel, Sr. Unscd. Notes	2.70	12/15/22	4,020,000	3,973,512
Microsoft, Sr. Unscd. Notes	3.75	2/12/45	7,035,000	6,941,317
Oracle, Sr. Unscd. Notes	2.50	5/15/22	9,660,000	9,449,364
				44,185,655
Materials - .3%
Eastman Chemical, Sr. Unscd. Notes	3.60	8/15/22	3,440,000	3,483,834
Municipal Bonds - 7.0%
California Earthquake Authority, Revenue	2.81	7/1/19	4,788,000	4,780,531
California Educational Facilities Authority, Revenue (Stanford University), Ser. U-2	5.00	10/1/32	6,125,000	7,678,667
Chicago, GO, Ser. B	7.38	1/1/33	4,710,000	5,211,332
Commonwealth of Massachusetts, GO (Build America Bonds)	4.91	5/1/29	4,990,000	5,634,957
Commonwealth of Massachusetts, GO (Build America Bonds), Ser. E	4.20	12/1/21	335,000	348,939
New York City, GO (Build America Bonds)	6.25	6/1/35	5,470,000	5,855,252
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Build America Bonds)	6.28	6/15/42	8,440,000	9,222,135
Oakland Unified School District, GO (Build America Bonds)	9.50	8/1/34	3,550,000	3,902,906
South Carolina Public Service Authority, Revenue Obligations, Ser. D	2.39	12/1/23	3,950,000	3,712,210
State Board of Administration Finance Corporation, Revenue Bonds, Ser. A	3.00	7/1/20	14,000,000	14,134,960
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue	8.25	7/1/24	4,890,000	5,025,795
University of California, Limited Project Revenue, Ser. J	4.13	5/15/45	5,530,000	5,651,383
				71,159,067
Real Estate - 2.2%
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/26	4,180,000	4,250,002
Boston Properties, Sr. Unscd. Notes	4.13	5/15/21	3,005,000	3,102,700
CubeSmart, Gtd. Notes	4.80	7/15/22	5,173,000	5,432,277

12

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Real Estate - 2.2% (continued)
Essex Portfolio, Gtd. Notes	3.38	1/15/23	4,301,000		4,281,028
Kimco Realty, Sr. Unscd. Notes	3.40	11/1/22	5,595,000		5,618,281
				22,684,288
Telecommunications - 3.4%
AT&T, Sr. Unscd. Notes	4.45	5/15/21	7,980,000	[b]	8,280,919
AT&T, Sr. Unscd. Notes	3.90	8/14/27	5,205,000		5,174,186
Telefonica Emisiones, Gtd. Notes	4.10	3/8/27	9,675,000		9,625,103
Verizon Communications, Sr. Unscd. Bonds	5.50	3/16/47	10,605,000		11,629,453
				34,709,661
U.S. Government Agencies - .5%
Federal Farm Credit Bank, Bonds	3.15	2/14/25	5,170,000		5,125,373
U.S. Government Agencies Mortgage-Backed - 26.2%
Federal Home Loan Mortgage Corp.
3.00%, 8/1/47			2,474,289	c	2,400,893
3.50%, 12/1/28-1/1/48			58,673,568	[c]	58,828,506
4.00%, 6/1/26-11/1/47			13,318,024	[c]	13,722,348
4.50%, 12/1/47			7,575,445	[c]	7,965,640
5.00%, 12/1/39-7/1/40			5,485,128	[c]	5,938,331
Federal National Mortgage Association
2.50%, 10/1/31			13,161,071	[c]	12,853,806
3.00%, 2/1/32-8/1/47			58,831,576	[c]	57,484,701
3.50%, 5/1/44-7/1/47			25,279,258	[c]	25,274,532
4.00%, 5/1/29-12/1/47			27,863,855	[c]	28,662,338
4.50%, 11/1/47-1/1/48			12,187,184	[c]	12,800,965
5.00%, 11/1/43			1,231,079	[c]	1,321,426
Government National Mortgage Association I
5.00%, 11/15/34			9,675		10,407
Government National Mortgage Association II
3.00%, 9/20/47			13,570,416		13,287,206
3.50%, 9/20/47			7,766,990		7,822,708
4.00%, 2/20/48			14,200,178		14,622,125
4.50%, 2/20/48			3,710,000		3,871,441
				266,867,373
U.S. Government Securities - 21.1%
U.S. Treasury Bonds	2.88	8/15/45	8,700,000		8,295,926
U.S. Treasury Bonds	2.50	5/15/46	2,340,000		2,062,949
U.S. Treasury Bonds	2.25	8/15/46	5,500,000	[b]	4,588,206
U.S. Treasury Bonds	3.00	2/15/47	12,120,000	[b]	11,821,261
U.S. Treasury Bonds	2.75	11/15/47	4,000,000	[b]	3,706,719
U.S. Treasury Inflation Protected Securities, Bonds	1.00	2/15/46	9,754,219	[d]	9,799,067
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/20	4,947,831	[d]	4,932,922
U.S. Treasury Inflation Protected Securities, Notes	0.63	7/15/21	14,504,053	[b,d]	14,672,281
U.S. Treasury Inflation Protected Securities, Notes	0.13	1/15/22	11,850,714	[d]	11,707,782
U.S. Treasury Inflation Protected Securities, Notes	0.38	7/15/25	12,693,272	[d]	12,464,105

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
U.S. Government Securities - 21.1% (continued)
U.S. Treasury Inflation Protected Securities, Notes	0.38	1/15/27	5,102,850	[d]	4,943,052
U.S. Treasury Notes	1.13	2/28/19	5,215,000		5,166,008
U.S. Treasury Notes	1.38	9/30/19	6,500,000		6,415,957
U.S. Treasury Notes	1.88	12/31/19	15,750,000	[b]	15,647,256
U.S. Treasury Notes	1.38	2/15/20	19,750,000		19,412,476
U.S. Treasury Notes	1.50	4/15/20	4,000,000	[b]	3,934,375
U.S. Treasury Notes	1.50	7/15/20	19,500,000		19,126,376
U.S. Treasury Notes	1.13	2/28/21	18,825,000		18,115,019
U.S. Treasury Notes	2.13	9/30/21	13,750,000		13,562,549
U.S. Treasury Notes	1.88	4/30/22	6,500,000		6,316,045
U.S. Treasury Notes	2.38	1/31/23	3,500,000		3,456,250
U.S. Treasury Notes	2.00	11/15/26	2,675,000		2,495,326
U.S. Treasury Notes	2.38	5/15/27	3,470,000	[b]	3,328,760
U.S. Treasury Notes	2.25	11/15/27	9,395,000	[b]	8,891,120
				214,861,787
Utilities - 1.4%
Consumers Energy, First Mortgage Bonds	3.25	8/15/46	2,720,000		2,444,480
Exelon, Sr. Unscd. Notes	3.40	4/15/26	4,400,000		4,289,198
NiSource Finance, Gtd. Notes	3.95	3/30/48	5,115,000		4,866,654
Public Service Enterprise Group, Sr. Unscd. Notes	1.60	11/15/19	2,670,000		2,619,775
				14,220,107
Total Bonds and Notes (cost $1,008,864,124)			1,001,338,931
			Shares
Other Investment - 1.0%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $10,340,878)			10,340,878	[e]	10,340,878

Investment of Cash Collateral for Securities Loaned - .8%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $8,292,155)			8,292,155	[e]	8,292,155
Total Investments (cost $1,027,497,157)			100.0%	1,019,971,964
Liabilities, Less Cash and Receivables			0.0%	(210,098)
Net Assets			100.0%	1,019,761,866

GO—General Obligation

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, these securities were valued at $23,432,411 or 2.3% of net assets.

b Security, or portion thereof, on loan. At February 28, 2018, the value of the fund’s securities on loan was $56,344,141 and the value of the collateral held by the fund was $57,595,546, consisting of cash collateral of $8,292,155 and U.S. Government & Agency securities valued at $49,303,391.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

e Investment in affiliated money market mutual fund.

14

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	40.1
U.S. Government Agencies/Mortgage-Backed	26.7
U.S. Government Securities	21.1
Municipal Bonds	7.0
Money Market Investments	1.8
Commercial Mortgage-Backed	1.8
Foreign/Governmental	1.5
100.0

† Based on net assets.

See notes to financial statements.

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.2%
Consumer Discretionary - 5.0%
American Honda Finance, Sr. Unscd. Bonds	1.70	9/9/21	4,260,000	4,083,809
BMW US Capital, Gtd. Notes, 3 Month LIBOR + .38%	2.08	4/6/20	2,000,000	[a,b] 2,010,126
Discovery Communications, Gtd. Notes	2.95	3/20/23	3,795,000	3,672,972
General Motors Financial, Gtd. Notes	3.20	7/6/21	2,805,000	2,786,121
NBCUniversal Media, Gtd. Notes	4.38	4/1/21	7,050,000	7,352,813
Paccar Financial, Sr. Unscd. Notes	2.80	3/1/21	3,730,000	3,734,184
Stanford University, Unscd. Bonds	4.75	5/1/19	5,000,000	5,133,418
Time Warner, Gtd. Notes	4.00	1/15/22	7,400,000	7,601,885
Toyota Motor Credit, Sr. Unscd. Notes	2.15	3/12/20	5,960,000	5,903,605
				42,278,933
Consumer Staples - 2.0%
Anheuser-Busch InBev Finance, Gtd. Notes	2.65	2/1/21	6,635,000	6,577,987
CVS Health, Sr. Unscd. Notes	2.80	7/20/20	4,340,000	4,311,923
Dr. Pepper Snapple Group, Gtd. Notes	2.60	1/15/19	6,145,000	6,144,161
				17,034,071
Energy - 2.5%
BP Capital Markets, Gtd. Notes	4.75	3/10/19	5,813,000	5,945,840
Enterprise Products Operating, Gtd. Notes	2.55	10/15/19	3,330,000	3,316,044
Noble Energy, Sr. Unscd. Notes	3.85	1/15/28	3,575,000	[c] 3,503,564
ONEOK, Gtd. Notes	4.00	7/13/27	3,400,000	3,362,599
Sabine Pass Liquefaction, Sr. Scd. Notes	5.75	5/15/24	2,500,000	2,703,596
Spectra Energy Partners, Sr. Unscd. Notes	3.50	3/15/25	2,760,000	2,682,313
				21,513,956
Financials - 15.7%
AerCap Ireland Capital, Gtd. Notes	4.50	5/15/21	4,435,000	4,574,077
Bank of America, Sr. Unscd. Notes, Ser. L	2.60	1/15/19	7,325,000	7,327,991
Bank of America, Sub. Notes, Ser. L	3.95	4/21/25	7,175,000	7,170,692
Bank of Montreal, Sr. Unscd. Notes	2.10	12/12/19	8,250,000	8,158,714
Bank of Nova Scotia, Sr. Unscd. Notes	2.50	1/8/21	4,855,000	4,799,031
Berkshire Hathaway Finance, Gtd. Notes	1.70	3/15/19	3,225,000	3,202,270
Citigroup, Sr. Unscd. Bonds	2.50	7/29/19	5,565,000	5,546,272

16

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.2% (continued)
Financials - 15.7% (continued)
Citigroup, Sub. Bonds	4.40	6/10/25	5,500,000	5,650,593
Citizens Financial Group, Sub. Notes	4.30	12/3/25	6,885,000	7,014,398
Cooperatieve Rabobank, Gtd. Notes	3.75	7/21/26	6,785,000	6,605,315
Credit Suisse Group Funding Guernsey, Sr. Unscd. Notes	3.45	4/16/21	4,315,000	4,329,941
Deutsche Bank, Sr. Unscd. Notes	3.38	5/12/21	4,420,000	4,400,859
Ford Motor Credit, Sr. Unscd. Notes	3.81	1/9/24	4,270,000	4,214,753
GE Capital International Funding, Gtd. Notes	2.34	11/15/20	1,715,000	1,678,370
Goldman Sachs Group, Sr. Unscd. Notes	2.91	7/24/23	7,900,000	7,705,110
Intercontinental Exchange, Gtd. Notes	2.75	12/1/20	6,195,000	6,185,379
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	7,895,000	7,830,879
Morgan Stanley, Sub. Notes	4.88	11/1/22	7,610,000	8,031,909
Royal Bank of Canada, Sub. Notes	4.65	1/27/26	6,510,000	6,764,787
Royal Bank of Scotland Group, Sub. Bonds	6.13	12/15/22	3,100,000	3,309,493
Santander Holdings USA, Sr. Unscd. Notes	2.65	4/17/20	4,615,000	4,584,545
Societe Generale, Gtd. Notes	2.63	10/1/18	2,000,000	2,001,097
Societe Generale, Sub. Notes	4.75	11/24/25	7,335,000	[b] 7,495,196
Sumitomo Mitsui Banking, Gtd. Notes	2.51	1/17/20	4,570,000	4,542,647
				133,124,318
Foreign/Governmental - 1.6%
Petroleos Mexicanos, Gtd. Notes	4.88	1/24/22	6,390,000	6,578,185
Province of Ontario Canada, Sr. Unscd. Bonds	4.00	10/7/19	6,515,000	6,670,963
				13,249,148
Health Care - 4.5%
Abbott Laboratories, Sr. Unscd. Notes	2.35	11/22/19	3,925,000	3,906,121
AbbVie, Sr. Unscd. Notes	2.85	5/14/23	4,235,000	4,112,337
Actavis Funding, Gtd. Notes	3.45	3/15/22	4,560,000	4,543,516
Amgen, Sr. Unscd. Notes	5.70	2/1/19	2,905,000	2,986,486
Celgene, Sr. Unscd. Notes	3.25	2/20/23	3,955,000	3,920,858
GlaxoSmithKline Capital, Gtd. Bonds	5.65	5/15/18	5,853,000	5,894,758
Providence St Joseph Health Obligated Group, Unscd. Notes, Ser. H	2.75	10/1/26	4,095,000	3,846,210
Shire Acquisitions Investments Ireland, Gtd. Notes	3.20	9/23/26	5,005,000	4,663,750

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 98.2% (continued)
Health Care - 4.5% (continued)
UnitedHealth Group, Sr. Unscd. Notes	1.90	7/16/18	4,335,000	4,330,676
				38,204,712
Industrials - 3.8%
American Airlines, Bonds, Ser. 2015-1, Cl. A	3.38	11/1/28	4,129,679	4,066,082
Caterpillar Financial Services, Sr. Unscd. Notes	2.10	6/9/19	6,590,000	6,566,838
General Electric, Jr. Sub. Debs., Ser. D	5.00	12/31/49	3,400,000	3,366,510
General Electric, Sub. Notes	5.30	2/11/21	792,000	836,431
John Deere Capital, Sr. Unscd. Notes	2.15	9/8/22	5,000,000	4,802,969
Snap-on, Sr. Unscd. Notes	3.25	3/1/27	3,890,000	3,805,955
Vulcan Materials, Sr. Unscd. Notes, 3 Month LIBOR + .60%	2.19	6/15/20	3,600,000	[a] 3,602,637
Waste Management, Gtd. Notes	3.13	3/1/25	4,775,000	4,676,856
				31,724,278
Information Technology - 10.4%
Adobe Systems, Sr. Unscd. Notes	4.75	2/1/20	6,414,000	6,668,112
Amazon.com, Sr. Unscd. Notes	2.60	12/5/19	6,345,000	6,349,225
Apple, Sr. Unscd. Notes	2.25	2/23/21	5,915,000	5,829,399
Automatic Data Processing, Sr. Unscd. Notes	2.25	9/15/20	4,135,000	4,094,105
Cisco Systems, Sr. Unscd. Notes	2.13	3/1/19	7,265,000	7,244,338
Dell International, Sr. Scd. Notes	6.02	6/15/26	4,850,000	[b] 5,196,880
eBay, Sr. Unscd. Notes	2.15	6/5/20	3,855,000	3,799,294
EMC, Sr. Unscd. Notes	1.88	6/1/18	5,710,000	5,693,175
Fidelity National Information Services, Sr. Unscd. Notes	2.25	8/15/21	6,000,000	5,823,513
Fiserv, Sr. Unscd. Notes	3.85	6/1/25	6,035,000	6,101,540
Intel, Sr. Unscd. Notes	2.45	7/29/20	7,930,000	7,912,185
Microsoft, Sr. Unscd. Notes	3.13	11/3/25	6,550,000	6,469,661
Oracle, Sr. Unscd. Notes	2.50	5/15/22	7,000,000	6,847,365
QUALCOMM, Sr. Unscd. Notes	1.85	5/20/19	5,340,000	5,292,949
Tech Data, Sr. Unscd. Notes	4.95	2/15/27	4,425,000	4,555,558
				87,877,299
Materials - .5%
Dow Chemical, Sr. Unscd. Notes	4.25	11/15/20	4,053,000	4,178,370
Municipal Bonds - 5.0%
California Earthquake Authority, Revenue	2.81	7/1/19	4,032,000	4,025,710

18

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
Municipal Bonds - 5.0% (continued)
City of Chicago, GO	7.05	1/1/29	4,000,000		4,292,680
Commonwealth of Massachusetts, GO (Build America Bonds)	4.20	12/1/21	6,495,000		6,765,257
Florida Hurricane Catastrophe Fund Finance, Revenue Bonds	3.00	7/1/20	7,375,000		7,446,095
South Carolina Public Service Authority, Revenue Obligations	2.39	12/1/23	3,380,000		3,176,524
State of California, GO	2.37	4/1/22	2,850,000		2,812,836
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue	8.25	7/1/24	4,305,000		4,424,550
University of California, Revenue	3.06	7/1/25	9,140,000		9,061,670
				42,005,322
Real Estate - 1.1%
Brandywine Operating Partners, Notes	3.95	11/15/27	4,000,000		3,861,217
HealthCare Realty Trust, Sr. Unscd. Notes	3.63	1/15/28	2,375,000		2,289,197
UDR, Gtd. Notes	2.95	9/1/26	3,620,000		3,382,678
				9,533,092
Telecommunications - 2.8%
AT&T, Sr. Unscd. Notes	3.00	6/30/22	7,245,000		7,130,607
Telefonica Emisiones, Gtd. Notes	4.57	4/27/23	4,460,000		4,725,449
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	10,515,000		11,406,028
				23,262,084
U.S. Government Agencies - .4%
Federal National Mortgage Association, Notes	2.00	4/30/20	3,610,000	[d]	3,591,834
U.S. Government Agencies Mortgage-Backed - .4%
Government National Mortgage Association, Ser. 2013-17, Cl. AB	2.30	1/16/49	3,274,134		3,166,464
U.S. Government Securities - 40.7%
U.S. Treasury Inflation Protected Securities, Notes	0.13	4/15/20	4,231,974	[e]	4,219,222
U.S. Treasury Inflation Protected Securities, Notes	0.63	7/15/21	11,911,700	[c,e]	12,049,860
U.S. Treasury Inflation Protected Securities, Notes	0.13	1/15/22	10,102,515	[e]	9,980,669
U.S. Treasury Inflation Protected Securities, Notes	0.38	1/15/27	13,226,587	[e]	12,812,391
U.S. Treasury Notes	1.38	9/30/18	9,305,000		9,275,013
U.S. Treasury Notes	1.38	11/30/18	12,500,000		12,441,895
U.S. Treasury Notes	1.13	1/31/19	20,900,000		20,721,614
U.S. Treasury Notes	1.25	3/31/19	21,500,000		21,303,056
U.S. Treasury Notes	0.88	5/15/19	23,000,000		22,657,696
U.S. Treasury Notes	0.88	6/15/19	22,840,000	[c]	22,472,420
U.S. Treasury Notes	1.38	7/31/19	20,000,000	[c]	19,779,296
U.S. Treasury Notes	0.75	8/15/19	21,500,000		21,060,761
U.S. Treasury Notes	1.75	9/30/19	18,500,000		18,370,284
U.S. Treasury Notes	1.38	12/15/19	18,750,000	[c]	18,469,849
U.S. Treasury Notes	1.88	12/31/19	7,750,000	[c]	7,699,444
U.S. Treasury Notes	1.50	7/15/20	17,750,000		17,409,906

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Intermediate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.2% (continued)
U.S. Government Securities - 40.7% (continued)
U.S. Treasury Notes	2.00	11/30/20	26,475,000		26,200,941
U.S. Treasury Notes	1.13	2/28/21	13,460,000		12,952,359
U.S. Treasury Notes	1.13	6/30/21	8,990,000		8,600,024
U.S. Treasury Notes	1.88	1/31/22	10,250,000		9,987,544
U.S. Treasury Notes	1.88	2/28/22	7,200,000		7,009,734
U.S. Treasury Notes	2.00	7/31/22	3,340,000		3,257,152
U.S. Treasury Notes	1.75	9/30/22	11,400,000	[c]	10,969,828
U.S. Treasury Notes	1.38	8/31/23	4,000,000		3,730,470
U.S. Treasury Notes	2.25	11/15/24	7,750,000	[c]	7,492,524
U.S. Treasury Notes	1.63	5/15/26	4,000,000	[c]	3,640,703
				344,564,655
Utilities - 1.8%
Edison International, Sr. Unscd. Notes	2.40	9/15/22	3,035,000		2,920,691
NiSource Finance, Gtd. Notes	3.49	5/15/27	3,600,000		3,535,298
Public Service Enterprise Group, Sr. Unscd. Notes	2.65	11/15/22	3,860,000		3,757,339
Southern, Sr. Unscd. Notes	1.55	7/1/18	4,990,000		4,977,760
				15,191,088
Total Bonds and Notes (cost $837,409,517)			830,499,624
			Shares
Other Investment - 1.2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $10,272,759)			10,272,759	[f]	10,272,759

Investment of Cash Collateral for Securities Loaned - .4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $3,796,171)			3,796,171	[f]	3,796,171
Total Investments (cost $851,478,447)			99.8%	844,568,554
Cash and Receivables (Net)			0.2%	1,451,800
Net Assets			100.0%	846,020,354

GO—General Obligation

LIBOR—London Interbank Offered Rate

a Variable rate security—rate shown is the interest rate in effect at period end.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, these securities were valued at $14,702,202 or 1.74% of net assets.

c Security, or portion thereof, on loan. At February 28, 2018, the value of the fund’s securities on loan was $95,486,255 and the value of the collateral held by the fund was $97,984,421, consisting of cash collateral of $3,796,171 and U.S. Government & Agency securities valued at $94,188,250.

d The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

e Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

f Investment in affiliated money market mutual fund.

20

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	50.1
U.S. Government Securities	40.7
Municipal Bonds	5.0
Money Market Investments	1.6
Foreign/Governmental	1.6
U.S. Government Agencies/Mortgage-Backed	.8
99.8

† Based on net assets.

See notes to financial statements.

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 96.7%
Consumer Discretionary - 13.0%
AutoNation, Gtd. Notes	3.50	11/15/24	6,000,000		5,810,152
BorgWarner, Sr. Unscd. Notes	4.63	9/15/20	3,000,000		3,120,165
Brinker International, Sr. Unscd. Notes	3.88	5/15/23	2,000,000	[a]	1,930,000
Daimler Finance North America, Gtd. Notes	2.25	7/31/19	4,000,000	[a,b]	3,977,893
Discovery Communications, Gtd. Notes	3.95	3/20/28	6,250,000		6,012,156
Ford Motor Credit, Sr. Unscd. Notes	4.39	1/8/26	4,120,000		4,098,990
General Motors Financial, Gtd. Notes	4.00	1/15/25	2,000,000		1,985,640
General Motors Financial, Gtd. Notes	5.75	12/31/49	5,000,000	[a]	5,082,000
Grupo Televisa, Sr. Unscd. Notes	4.63	1/30/26	5,000,000		5,113,669
Harley-Davidson Financial Services, Gtd. Notes	2.15	2/26/20	5,000,000	[b]	4,925,628
Hasbro, Sr. Unscd. Notes	3.15	5/15/21	6,000,000		6,002,454
Macy's Retail Holdings, Gtd. Notes	3.63	6/1/24	3,000,000	[a]	2,870,675
Marriott International, Sr. Unscd. Notes	2.88	3/1/21	3,000,000		2,986,400
Michael Kors, Gtd. Notes	4.00	11/1/24	3,000,000	[b]	2,997,647
NBCUniversal Media, Gtd. Notes	4.38	4/1/21	6,500,000		6,779,189
Newell Brands, Sr. Unscd. Notes	4.20	4/1/26	2,500,000		2,479,804
Nordstorm, Sr. Unscd. Notes	4.00	3/15/27	4,000,000	[a]	3,913,425
NVR, Sr. Unscd. Notes	3.95	9/15/22	6,750,000		6,921,272
Scripps Networks Interactive, Sr. Unscd. Notes	2.80	6/15/20	4,250,000		4,215,861
Sky, Gtd. Notes	2.63	9/16/19	5,515,000	[b]	5,502,669
Tapestry, Sr. Unscd. Notes	3.00	7/15/22	3,000,000		2,931,716
Thomson Reuters, Sr. Unscd. Notes	4.70	10/15/19	5,000,000		5,162,128
Time Warner, Gtd. Notes	4.00	1/15/22	2,000,000		2,054,564
Time Warner, Gtd. Notes	3.80	2/15/27	3,000,000		2,908,707
Volkswagen Group of America Finance, Gtd. Notes	2.13	5/23/19	5,000,000	[b]	4,968,556
				104,751,360
Consumer Staples - 4.1%
Alimentation Couche-Tard, Gtd. Notes	3.55	7/26/27	3,000,000	[b]	2,889,287
Anheuser-Busch InBev Finance, Gtd. Notes	3.65	2/1/26	4,000,000		3,970,686
BAT Capital, Gtd. Notes	3.56	8/15/27	4,000,000	[b]	3,831,358

22

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 96.7% (continued)
Consumer Staples - 4.1% (continued)
Becle, Gtd. Notes	3.75	5/13/25	6,000,000	[b]	5,890,154
Flowers Foods, Sr. Unscd. Notes	4.38	4/1/22	5,500,000		5,701,870
Flowers Foods, Sr. Unscd. Notes	3.50	10/1/26	2,000,000		1,908,247
Grupo Bimbo, Gtd. Notes	3.88	6/27/24	3,000,000	[b]	3,036,377
Kraft Heinz Foods, Scd. Notes	4.88	2/15/25	3,000,000	[b]	3,136,066
McCormick & Co., Sr. Unscd. Notes	3.15	8/15/24	3,000,000		2,943,024
				33,307,069
Energy - 8.7%
Anadarko Petroleum, Sr. Unscd. Notes	5.55	3/15/26	2,750,000	[a]	3,008,096
Andeavor, Notes	4.75	12/15/23	4,000,000		4,171,932
Andeavor Logistics, Gtd. Bond	3.50	12/1/22	2,000,000		1,970,358
Andeavor Logistics , Gtd. Notes	6.25	10/15/22	746,000		782,368
Antero Resources, Gtd. Notes	5.13	12/1/22	3,000,000		3,041,250
Boardwalk Pipelines, Gtd. Notes	4.95	12/15/24	2,500,000		2,585,331
Continental Resources, Gtd. Notes	5.00	9/15/22	3,750,000		3,815,625
Enbridge, Sr. Unscd. Notes	4.25	12/1/26	4,000,000		4,033,356
Energy Transfer, Sr. Unscd. Notes	4.90	2/1/24	3,300,000		3,414,826
Energy Transfer Partners, Gtd. Notes	5.88	3/1/22	2,500,000		2,682,443
Marathon Oil, Sr. Unscd. Notes	2.80	11/1/22	5,000,000		4,834,865
MPLX, Sr. Unscd. Notes	4.00	3/15/28	1,500,000		1,477,252
Newfield Exploration, Sr. Unscd. Notes	5.63	7/1/24	1,500,000		1,586,250
Newfield Exploration, Sr. Unscd. Notes	5.38	1/1/26	2,000,000	[a]	2,075,000
Noble Energy, Sr. Unscd. Notes	3.90	11/15/24	3,000,000		3,013,323
Patterson-UTI Energy, Gtd. Notes	3.95	2/1/28	3,000,000	[b]	2,894,090
Petrobras Global Finance, Gtd. Notes	5.38	1/27/21	7,500,000		7,743,750
Petroleos Mexicanos, Sr. Unscd. Notes	5.35	2/12/28	200,000	[b]	197,500
Pioneer Natural Resources, Sr. Unscd. Notes	3.95	7/15/22	5,855,000		5,983,833
Sabine Pass Liquefaction, Sr.scd. Notes	5.63	3/1/25	6,000,000		6,463,432
Valero Energy Partners, Sr. Unscd. Notes	4.38	12/15/26	1,000,000		1,012,974
Williams Partners, Sr. Unscd. Notes	3.75	6/15/27	3,000,000		2,905,373
				69,693,227

23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 96.7% (continued)
Financials - 26.4%
Apollo Management Holdings, Gtd. Notes	4.00	5/30/24	7,000,000	[b]	7,030,477
Assured Guaranty U.S. Holdings, Gtd. Notes	5.00	7/1/24	7,000,000	[a]	7,459,290
BAC Capital Trust XIV, Gtd. Notes, Ser. G	4.00	3/15/43	3,000,000		2,651,250
Bank of America, Sub. Notes	4.20	8/26/24	6,000,000		6,125,140
Bank of Nova Scotia, Jr. Sub. Notes	4.65	12/31/49	5,000,000		4,853,125
Barclays, Sub. Notes	5.20	5/12/26	7,500,000		7,629,870
BBVA Bancomer, Sr. Unscd. Notes	4.38	4/10/24	5,250,000	[b]	5,348,437
Blackstone Holdings Finance, Gtd. Notes	4.75	2/15/23	3,000,000	[b]	3,188,262
BNP Paribas, Sub. Notes	4.38	5/12/26	5,000,000	[b]	5,056,178
Carlyle Holdings Finance, Gtd. Notes	3.88	2/1/23	5,921,000	[b]	5,953,153
Citigroup, Jr. Sub. Debs., Ser. Q	5.95	12/31/49	5,000,000		5,188,375
Citigroup, Sub. Bonds	4.40	6/10/25	4,000,000		4,109,522
Citizens Financial Group, Sub. Bonds	3.75	7/1/24	6,000,000		5,932,084
Cooperatieve Rabobank, Bank Gtd. Notes	4.38	8/4/25	6,500,000		6,614,022
Credit Agricole, Sub. Notes	4.00	1/10/33	7,250,000	[b]	6,982,750
Credit Suisse Group Funding Guernsey, Gtd. Notes	3.80	9/15/22	7,000,000		7,075,116
Deutsche Bank, Sub. Notes	4.50	4/1/25	9,000,000	[a]	8,830,237
E*Trade Financial, Sr. Unscd. Notes	3.80	8/24/27	3,500,000		3,407,155
Five Corners Funding Trust, Sr. Unscd. Bonds	4.42	11/15/23	6,750,000	[b]	7,091,408
Goldman Sachs Group, Sr. Unscd. Notes	6.15	4/1/18	2,000,000		2,006,161
Goldman Sachs Group, Sr. Unscd. Notes	3.50	11/16/26	6,000,000		5,786,481
International Lease Finance, Sr. Unscd. Notes	5.88	8/15/22	7,000,000		7,652,440
JPMorgan Chase & Co., Sub. Notes	3.38	5/1/23	4,500,000		4,463,452
JPMorgan Chase & Co., Sub. Notes	3.63	12/1/27	3,000,000		2,901,825
Legg Mason, Sr. Unscd. Notes	4.75	3/15/26	6,000,000		6,262,062
Llyods Banking Group, Sub. Notes	4.58	12/10/25	4,500,000		4,561,261
Llyoyds Bank, Jr. Sub. Notes	12.00	12/29/49	3,000,000	[b]	3,915,363
Moody's, Sr. Unscd. Notes	4.50	9/1/22	5,000,000		5,231,993
Morgan Stanley, Sub. Notes	4.88	11/1/22	7,000,000		7,388,090
Nasdaq, Sr. Unscd. Notes	3.85	6/30/26	2,000,000		1,982,654

24

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 96.7% (continued)
Financials - 26.4% (continued)
Nuveen Finance, Sr. Unscd. Notes	2.95	11/1/19	6,000,000	[b]	6,005,211
Royal Bank of Canada, Sub. Notes	4.65	1/27/26	6,000,000		6,234,827
Royal Bank of Scotland Group, Sub. Bonds	6.13	12/15/22	5,000,000		5,337,891
Royal Bank of Scotland Group, Sub. Notes	6.00	12/19/23	3,000,000		3,206,972
Santander Holdings USA, Sr. Unscd. Notes	3.70	3/28/22	7,500,000	[b]	7,520,058
Societe Generale, Sub. Notes	4.75	11/24/25	7,250,000	[b]	7,408,340
Stifel Financial, Sr. Unscd. Bonds	4.25	7/18/24	7,000,000		7,051,337
Toronto-Dominion Bank, Sub. Notes	3.63	9/15/31	1,500,000		1,445,453
Westpac Banking, Sub. Notes	4.32	11/23/31	5,000,000		5,011,199
				211,898,921
Foreign/Governmental - 2.1%
Bermuda Government, Sr. Unscd. Notes	5.60	7/20/20	6,102,000	[b]	6,493,504
Petroleos Mexicanos, Gtd. Notes	5.50	1/21/21	3,000,000		3,144,450
Petroleos Mexicanos, Gtd. Notes	4.63	9/21/23	5,000,000		5,038,000
Saudi Arabian Government, Sr. Unscd. Notes	2.38	10/26/21	2,700,000	[b]	2,605,581
				17,281,535
Health Care - 5.3%
AbbVie, Sr. Unscd. Notes	3.60	5/14/25	5,000,000		4,947,189
Aetna, Sr. Unscd. Notes	2.20	3/15/19	4,000,000		3,978,571
Amgen, Sr. Unscd. Notes	3.88	11/15/21	3,500,000		3,586,747
Boston Medical Center, Scd. Bonds, Ser. 2017	3.91	7/1/28	5,000,000		4,840,574
Celgene, Sr. Unscd. Notes	3.90	2/20/28	7,000,000		6,893,314
Dignity Health, Unscd. Notes	3.13	11/1/22	5,000,000		4,923,155
Express Scripts Holding, Gtd. Notes	3.00	7/15/23	3,000,000		2,898,252
Magellan Health, Sr. Unscd. Notes	4.40	9/22/24	5,000,000		4,967,776
Teva Pharmaceuticals Finance, Gtd. Notes	2.20	7/21/21	3,000,000		2,782,329
UnitedHealth Group, Sr. Unscd. Notes	2.88	3/15/22	3,000,000		2,977,899
				42,795,806
Industrials - 6.3%
Air Canada Pass Through Trust, Notes, Ser. 2015-1 Cl. A	3.60	9/15/28	2,735,984	[b]	2,749,965
American Airlines Pass Through Trust, Bonds, Ser. 2015-1 Cl. A	3.38	11/1/28	3,953,948		3,893,057
Arrow Electronics, Sr. Unscd. Notes	3.25	9/8/24	2,000,000		1,920,025
Carlisle Cos., Sr. Unscd. Notes	3.75	12/1/27	4,000,000		3,945,742

25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 96.7% (continued)
Industrials - 6.3% (continued)
CRH America Finance, Gtd. Notes	3.40	5/9/27	1,000,000	[b]	968,314
GATX, Sr. Unscd. Notes	4.75	6/15/22	3,000,000		3,137,746
GATX, Sr. Unscd. Notes	3.25	3/30/25	2,000,000		1,928,609
General Electric, Jr. Sub. Debs., Ser. D	5.00	12/31/49	6,400,000		6,336,960
Huntington Ingalls Industries, Gtd. Notes	3.48	12/1/27	2,000,000	[b]	1,939,620
Pentair Finance, Gtd. Notes	2.65	12/1/19	4,500,000		4,466,447
Stanley Black & Decker, Sub. Notes	1.62	11/17/18	3,000,000		2,981,966
Tech Data, Sr. Unscd. Notes	4.95	2/15/27	7,250,000		7,463,909
United Airlines Pass Through Trust, Notes, Ser. 2016-2 Cl. A, Ser. A	3.10	4/7/30	5,000,000		4,815,500
Waste Management, Gtd. Notes	4.75	6/30/20	3,853,000		4,018,430
				50,566,290
Information Technology - 11.2%
Arrow Electronics, Sr. Unscd. Notes	3.50	4/1/22	2,000,000		1,986,918
Arrow Electronics, Sr. Unscd. Notes	4.00	4/1/25	3,000,000		2,982,616
Avnet, Sr. Unscd. Notes	4.88	12/1/22	3,000,000		3,122,970
Broadridge Financial Solutions, Sr. Unscd. Notes	3.95	9/1/20	4,850,000		4,961,946
CA, Sr. Unscd. Notes	3.60	8/1/20	5,000,000		5,071,874
Cadence Design Systems, Sr. Unscd. Notes	4.38	10/15/24	6,250,000		6,464,117
Citrix Systems, Sr. Unscd. Notes	4.50	12/1/27	6,000,000		5,968,142
Dell International, Gtd. Notes	7.13	6/15/24	1,500,000	[a,b]	1,620,347
Dell International, Sr. Scd. Notes	6.02	6/15/26	1,750,000	[b]	1,875,163
Dell International, Sr. Scd. Notes	8.10	7/15/36	3,000,000	[b]	3,665,759
eBay, Sr. Unscd. Notes	3.60	6/5/27	3,500,000		3,395,460
eBay , Sr. Unscd. Notes	3.80	3/9/22	2,500,000		2,546,750
Electronic Arts, Sr. Unscd. Notes	4.80	3/1/26	3,000,000		3,221,748
EMC, Sr. Unscd. Notes	1.88	6/1/18	2,000,000		1,994,107
Fidelity National Information Services, Gtd. Notes	3.50	4/15/23	1,055,000		1,058,783
Fiserv, Sr. Unscd. Notes	3.50	10/1/22	6,500,000		6,573,466
Flex , Sr. Unscd. Notes	4.75	6/15/25	7,000,000		7,291,845
Jabil, Sr. Unscd. Bonds	5.63	12/15/20	3,737,000		3,973,926
Lam Research, Sr. Unscd. Notes	3.80	3/15/25	8,000,000		8,130,382

26

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 96.7% (continued)
Information Technology - 11.2% (continued)
Maxim Integrated Products, Sr. Unscd. Notes	2.50	11/15/18	3,000,000		2,997,428
Total System Services, Sr. Unscd. Notes	4.80	4/1/26	7,500,000		7,879,606
VMware, Sr. Unscd. Notes	2.95	8/21/22	3,000,000		2,896,087
				89,679,440
Materials - 3.2%
CRH America, Gtd. Notes	3.88	5/18/25	3,000,000	[b]	3,031,493
Dow Chemical, Sr. Unscd. Notes	3.00	11/15/22	6,000,000		5,916,891
Georgia-Pacific, Sr. Unscd. Notes	3.16	11/15/21	6,000,000	[b]	6,024,065
Glencore Funding, Gtd. Notes	4.63	4/29/24	2,000,000	[b]	2,075,674
Glencore Funding, Gtd. Notes	4.00	3/27/27	2,000,000	[b]	1,954,572
International Paper, Sr. Unscd. Notes	3.00	2/15/27	5,000,000		4,677,959
Valmont Industries, Gtd. Notes	6.63	4/20/20	1,667,000		1,793,786
				25,474,440
Municipal Bonds - 5.2%
Chicago, GO	7.05	1/1/29	6,985,000		7,496,092
Detroit, Ser. B-1	4.00	4/1/44	2,000,000		1,605,120
Detroit, Ser.C	5.00	12/10/26	1,943,148		1,912,893
Illinois, GO	5.88	3/1/19	2,385,000		2,443,218
Illinois, GO	6.20	7/1/21	880,000		918,606
Las Vegas Valley Water District, GO (Build America Bonds)	7.10	6/1/39	5,000,000		5,285,850
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	2.96	1/1/19	4,000,000		3,999,160
Medical Center Hospital Authority, RAC (Columbus Regional Healthcare System, Inc. Project)	4.88	8/1/22	5,000,000		5,262,150
North Texas Tollway Authority, Subordinate Lien System Revenue (Build America Bonds)	8.91	2/1/30	5,000,000		5,524,050
Texas Public Finance Authority, Windstorm Insurance Association Premium Revenue	8.25	7/1/24	7,500,000		7,708,275
				42,155,414
Real Estate - 6.6%
Alexandria Real Estate Equities, Gtd. Notes	4.30	1/15/26	2,000,000		2,033,494
Alexandria Real Estate Equities, Gtd. Notes	3.95	1/15/27	3,327,000		3,287,630
CBRE Services, Gtd. Notes	4.88	3/1/26	6,000,000		6,331,898
CubeSmart, Gtd. Notes	4.80	7/15/22	6,205,000		6,516,002
Duke Realty, Sr. Unscd. Notes	3.25	6/30/26	1,000,000		970,460
EPR Properties, Gtd. Notes	4.75	12/15/26	2,500,000		2,509,543
EPR Properties, Gtd. Notes	4.50	6/1/27	2,000,000		1,972,324

27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Corporate Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 96.7% (continued)
Real Estate - 6.6% (continued)
Essex Portfolio, Gtd. Notes	3.25	5/1/23	3,000,000	2,961,475
Healthcare Trust of America Holdings, Gtd. Notes	3.75	7/1/27	4,000,000	3,885,031
Hudson Pacific Properties, Gtd. Notes	3.95	11/1/27	2,500,000	2,396,001
Kilroy Realty, Gtd. Notes	4.38	10/1/25	4,250,000	4,341,451
Liberty Property, Sr. Unscd. Notes	3.25	10/1/26	4,000,000	3,824,993
Retail Opportunity Investments Partnership, Gtd. Notes	5.00	12/15/23	3,750,000	3,827,394
Retail Opportunity Investments Partnership, Gtd. Notes	4.00	12/15/24	3,000,000	2,886,862
SL Green Operating Partnership, Gtd. Notes	3.25	10/15/22	2,000,000	1,966,858
Weingarten Realty Investors, Sr. Unscd. Notes	4.45	1/15/24	3,000,000	3,084,014
				52,795,430
Telecommunications - 2.9%
AT&T, Sr. Unscd. Notes	3.90	3/11/24	4,575,000	4,619,991
AT&T, Sr. Unscd. Notes	4.45	4/1/24	3,000,000	3,096,062
Telefonica Emisiones, Gtd. Notes	4.57	4/27/23	6,500,000	6,886,864
Verizon Communications, Sr. Unscd. Notes	5.15	9/15/23	5,500,000	5,966,063
Verizon Communications, Sr. Unscd. Notes	4.50	8/10/33	3,000,000	3,020,803
				23,589,783
Utilities - 1.7%
Black Hills, Sr. Unscd. Notes	4.25	11/30/23	5,000,000	5,145,484
Entergy, Sr. Unscd. Notes	2.95	9/1/26	2,000,000	1,885,096
Exelon, Jr. Sub. Notes	3.50	6/1/22	3,500,000	3,499,038
NextEra Energy Capital Holdings, Gtd. Debs.	2.70	9/15/19	3,000,000	2,998,421
				13,528,039
Total Bonds and Notes (cost $772,297,358)			777,516,754
			Shares
Other Investment - 2.5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $19,958,488)			19,958,488	[c] 19,958,488

28

BNY Mellon Corporate Bond Fund (continued)
Description	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 2.8%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $22,890,274)	22,890,274	[c] 22,890,274
Total Investments (cost $815,146,120)	102.0%	820,365,516
Liabilities, Less Cash and Receivables	(2.0%)	(16,246,463)
Net Assets	100.0%	804,119,053

GO—General Obligation

a Security, or portion thereof, on loan. At February 28, 2018, the value of the fund’s securities on loan was $22,106,783 and the value of the collateral held by the fund was $22,890,274.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, these securities were valued at $144,750,919 or 18.0% of net assets.

c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Corporate Bonds	89.4
Money Market Investments	5.3
Municipal Bonds	5.2
Foreign/Governmental	2.1
102.0

† Based on net assets.

See notes to financial statements.

29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Short-Term U.S. Government Securities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.9%
Municipal Bonds - 2.8%
California Earthquake Authority, Revenue	2.81	7/1/19	1,071,000		1,069,329
Florida Hurricane Catastrophe Fund Finance Corporation, Revenue	2.11	7/1/18	2,850,000		2,850,257
Kansas Development Finance Authority, Revenue (State of Kansas - Kansas Public Employees Retirement System)	1.88	4/15/18	1,000,000		1,000,210
				4,919,796
U.S. Government Agencies - 31.5%
Federal Farm Credit Bank, Bonds	1.10	10/15/18	6,500,000		6,464,425
Federal Farm Credit Bank, Bonds	1.23	1/25/19	7,660,000		7,604,948
Federal Farm Credit Bank, Bonds	1.11	1/28/19	3,050,000		3,025,033
Federal Farm Credit Bank, Bonds	1.25	3/4/19	2,775,000		2,748,410
Federal Farm Credit Bank, Bonds	1.18	8/1/19	2,000,000		1,971,040
Federal Farm Credit Bank, Bonds	1.16	9/26/19	1,000,000		982,375
Federal Farm Credit Bank, Bonds	1.17	1/13/20	3,000,000		2,937,972
Federal Home Loan Bank, Bonds	1.75	7/13/20	3,630,000		3,577,136
Federal Home Loan Mortgage Corp., Notes	1.30	5/24/19	2,000,000	[a]	1,978,676
Federal Home Loan Mortgage Corp., Notes	1.30	9/20/19	4,000,000	[a]	3,935,340
Federal Home Loan Mortgage Corp., Notes	1.50	9/27/19	2,000,000	[a]	1,975,730
Federal National Mortgage Association, Notes	1.25	2/26/19	1,810,000	[a]	1,794,706
Federal National Mortgage Association, Notes	1.27	2/26/19	1,710,000	[a]	1,694,824
Federal National Mortgage Association, Notes	1.38	6/21/19	6,000,000	[a]	5,932,176
Federal National Mortgage Association, Notes	1.25	7/26/19	2,180,000	[a]	2,146,430
Federal National Mortgage Association, Notes	1.20	8/16/19	1,800,000	[a]	1,772,973
Federal National Mortgage Association, Notes	1.54	7/6/21	2,965,000	[a]	2,849,137
Federal National Mortgage Association, Notes, Ser. 1	1.00	4/30/18	2,000,000	[a]	1,998,222
				55,389,553
U.S. Government Agencies Mortgage-Backed - 45.2%
Federal Home Loan Mortgage Corp.:
REMIC, Ser. 3846, Cl. CK, 1.50%, 9/15/20			2,660	[a]	2,645
REMIC, Ser. 4020, Cl. PC, 1.75%, 3/15/27			913,424	[a]	877,696
2.00%, 2/1/23-7/1/23			2,325,499	[a]	2,285,792
REMIC, Ser. 3942, Cl. AC, 2.00%, 10/15/21			4,129,488	[a]	4,058,974
Multifamily Structured Pass Through Certificates, Ser. K709, Cl. A2, 2.09%, 3/25/19			2,000,000	[a]	1,992,820
2.50%, 8/1/25			1,070,960	[a]	1,056,419
REMIC, Ser. 3684, Cl. CM, 2.50%, 8/15/24			435,010	[a]	435,553
REMIC, Ser. 3928, Cl. A, 3.00%, 11/15/21			5,160,659	[a]	5,179,733

30

BNY Mellon Short-Term U.S. Government Securities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 98.9% (continued)
U.S. Government Agencies Mortgage-Backed - 45.2% (continued)
3.00%, 3/1/27			1,766,461	[a]	1,772,813
3.50%, 10/1/26-5/1/27			2,466,735	[a]	2,485,945
REMIC, Ser. 4532, Cl. VW, 3.50%, 10/15/26			4,503,775	[a]	4,593,558
REMIC, Ser. 2675, Cl. CK, 4.00%, 9/15/18			8,414	[a]	8,447
4.50%, 9/1/26			162,230	[a]	164,172
Federal National Mortgage Association:
REMIC, Ser. 2012-98, Cl. YM, 1.50%, 9/25/27			1,495,205	[a]	1,432,986
REMIC, Ser. 2010-124, Cl. AG, 1.75%, 11/25/20			3,111,343	[a]	3,020,127
2.00%, 4/1/23-2/1/27			11,846,390	[a]	11,662,032
REMIC, Ser. 2010-13, Cl. KA, 2.00%, 12/25/18			38,946	[a]	38,840
2.50%, 10/1/23-7/1/27			14,034,613	[a]	13,858,128
REMIC, Ser. 2013-138, Cl. BE, 2.50%, 1/25/29			782,059	[a]	781,381
REMIC, Ser. 2011-23, Cl. AB, 2.75%, 6/25/20			213,015	[a]	212,979
3.00%, 9/1/27			1,849,665	[a]	1,853,344
REMIC, Ser. 2012-94, Cl. E, 3.00%, 6/25/22			1,914,021	[a]	1,919,722
4.00%, 5/1/29			4,447,451	[a]	4,576,547
4.50%, 11/1/22			1,276,772	[a]	1,291,145
REMIC, Ser. 2003-67, Cl. TJ, 4.75%, 7/25/18			19,150	[a]	19,161
6.00%, 8/1/22			1,550,536	[a]	1,614,617
Government National Mortgage Association I:
Ser. 2013-101, Cl. A, 0.51%, 5/16/35			3,436,050		3,318,080
Ser. 2013-73, Cl. A, 0.98%, 12/16/35			3,683,662		3,586,172
Ser. 2012-55, Cl. A, 1.70%, 8/16/33			374,622		374,104
Ser. 2013-105, Cl. A, 1.71%, 2/16/37			3,314,731		3,228,834
Ser. 2011-20, Cl. A, 1.88%, 4/16/32			60,259		60,197
Ser. 2011-47, Cl. C, 3.84%, 2/16/42			1,691,890		1,709,453
				79,472,416
U.S. Government Securities - 19.4%
U.S. Treasury Notes	1.13	2/28/19	3,000,000		2,971,817
U.S. Treasury Notes	1.88	12/31/19	5,750,000	[b]	5,712,490
U.S. Treasury Notes	1.38	1/15/20	3,500,000		3,444,082
U.S. Treasury Notes	1.38	2/15/20	3,000,000		2,948,731
U.S. Treasury Notes	2.25	2/29/20	4,500,000		4,499,473
U.S. Treasury Notes	1.63	3/15/20	4,000,000		3,947,422
U.S. Treasury Notes	1.50	7/15/20	3,500,000		3,432,939
U.S. Treasury Notes	1.50	8/15/20	2,500,000	[b]	2,450,342
U.S. Treasury Notes	1.25	3/31/21	5,000,000	[b]	4,823,340
				34,230,636
Total Bonds and Notes (cost $177,013,340)			174,012,401
			Shares
Other Investment - .9%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,602,725)			1,602,725	[c]	1,602,725
Total Investments (cost $178,616,065)			99.8%	175,615,126
Cash and Receivables (Net)			0.2%	304,134
Net Assets			100.0%	175,919,260

REMIC—Real Estate Mortgage Investment Conduit

a The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

b Security, or portion thereof, on loan. At February 28, 2018, the value of the fund’s securities on loan was $12,986,172 and the value of the collateral held by the fund was $13,291,967, consisting of U.S. Government & Agency securities.

c Investment in affiliated money market mutual fund.

31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
U.S. Government Agencies/Mortgage-Backed	76.7
U.S. Government Securities	19.4
Municipal Bonds	2.8
Money Market Investment	.9
99.8

† Based on net assets.

See notes to financial statements.

32

STATEMENTS OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Registered Investment Companies	Value 8/31/17 ($)	Purchases ($)	Sales ($)	Value 2/28/18 ($)	Net Assets (%)	Dividends/ Disbributions ($)
BNY Mellon Bond Fund
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	1,199,000	61,341,995	54,248,840	8,292,155.8		-
Dreyfus Institutional Preferred Government Plus Money Market Fund	12,777,129	99,607,804	102,044,055	10,340,878	1.0	69,513
Total	13,976,129	160,949,799	156,292,895	18,633,033	1.8	69,513
BNY Mellon Intermediate Bond Fund
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	3,164,700	76,371,894	75,740,423	3,796,171.4		-
Dreyfus Institutional Preferred Government Plus Money Market Fund	9,460,867	77,198,832	76,386,940	10,272,759	1.2	55,660
Total	12,625,567	153,570,726	152,127,363	14,068,930	1.6	55,660
BNY Mellon Corporate Bond Fund
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	32,008,032	80,142,727	89,260,485	22,890,274	2.8	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	10,207,722	99,129,979	89,379,213	19,958,488	2.5	77,032
Total	42,215,754	179,272,706	178,639,698	42,848,762	5.3	77,032
BNY Mellon Short-Term U.S. Government Securities Fund
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	-	14,444,888	14,444,888	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund	867,636	49,955,409	49,220,320	1,602,725.9		15,308
Total	867,636	64,400,297	63,665,208	1,602,725.9		15,308

See notes to financial statements.

33

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2018 (Unaudited)

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Assets ($):
Investments in securities—See Statements of Investments† (including securities on loan)††—Note 1(b)
Unaffiliated issuers	1,001,338,931	830,499,624	777,516,754	174,012,401
Affiliated issuers	18,633,033	14,068,930	42,848,762	1,602,725
Cash	584,926	101,553	-	1,353,109
Interest receivable	6,761,698	5,115,169	8,663,786	430,185
Receivable for investment securities sold	6,564,114	1,054,332	438,791	-
Receivable for shares of Beneficial Interest subscribed	550,543	286,448	201,957	26,506
Dividends receivable	11,403	8,641	18,191	3,131
Securities lending receivable	7,632	6,584	16,829	991
Prepaid expenses	21,582	18,798	29,123	14,755
	1,034,473,862	851,160,079	829,734,193	177,443,803
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	359,293	298,283	281,498	61,745
Due to Administrator—Note 3(a)	96,008	79,624	75,315	16,231
Cash overdraft due to Custodian	-	-	795,664	-
Liability for securities on loan—Note 1(b)	8,292,155	3,796,171	22,890,274	-
Payable for investment securities purchased	5,688,739	577,138	716,197	994,137
Payable for shares of Beneficial Interest redeemed	210,343	314,290	804,459	422,201
Accrued expenses	65,458	74,219	51,733	30,229
	14,711,996	5,139,725	25,615,140	1,524,543
Net Assets ($)	1,019,761,866	846,020,354	804,119,053	175,919,260
Composition of Net Assets ($):
Paid-in capital	1,037,739,397	867,403,275	815,434,565	192,107,804
Accumulated undistributed (distributions in excess of) investment income—net	(1,301,254)	(473,711)	(1,120,430)	(138,169)
Accumulated net realized gain (loss) on investments	(9,151,084)	(13,999,317)	(15,414,478)	(13,049,436)
Accumulated net unrealized appreciation (depreciation) on investments	(7,525,193)	(6,909,893)	5,219,396	(3,000,939)
Net Assets ($)	1,019,761,866	846,020,354	804,119,053	175,919,260
† Investments at cost ($)
Unaffiliated issuers	1,008,864,124	837,409,517	772,297,358	177,013,340
Affiliated issuers	18,633,033	14,068,930	42,848,762	1,602,725
†† Value of securities on loan ($)	56,344,141	95,486,255	22,106,783	12,986,172
Net Asset Value Per Share
Class M
Net Assets ($)	1,012,722,256	840,342,850	802,469,861	174,199,629
Shares Outstanding	81,662,909	68,302,186	63,334,560	15,109,666
Net Asset Value Per Share ($)	12.40	12.30	12.67	11.53
Investor Shares
Net Assets ($)	7,039,610	5,677,504	1,649,192	1,719,631
Shares Outstanding	569,077	461,276	130,112	149,354
Net Asset Value Per Share ($)	12.37	12.31	12.68	11.51

See notes to financial statements.

34

STATEMENTS OF OPERATIONS
Six Months Ended February 28, 2018 (Unaudited)

	BNY Mellon Bond Fund	BNY Mellon Intermediate Bond Fund	BNY Mellon Corporate Bond Fund	BNY Mellon Short-Term U.S. Government Securities Fund
Investment Income ($):
Income:
Interest	15,464,270	10,226,956	15,104,330	1,263,341
Dividends from affiliated issuers	69,513	55,660	77,032	15,308
Income from securities lending—Note 1(b)	26,666	28,224	123,120	5,608
Total Income	15,560,449	10,310,840	15,304,482	1,284,257
Expenses:
Investment advisory fee—Note 3(a)	2,022,237	1,688,082	1,578,062	294,588
Administration fee—Note 3(a)	620,859	518,272	484,489	103,364
Custodian fees—Note 3(b)	37,466	29,710	26,637	7,394
Professional fees	35,271	43,100	30,906	22,771
Trustees’ fees and expenses—Note 3(c)	28,685	27,473	24,542	5,707
Loan commitment fees—Note 2	22,435	12,949	12,996	2,473
Registration fees	18,922	17,697	18,709	15,719
Shareholder servicing costs—Note 3(b)	10,454	8,319	2,561	2,075
Prospectus and shareholders’ reports	4,085	6,693	3,046	3,640
Miscellaneous	23,396	20,803	24,037	15,175
Total Expenses	2,823,810	2,373,098	2,205,985	472,906
Less—reduction in fees due to earnings credits—Note 3(b)	(312)	(217)	(35)	(44)
Net Expenses	2,823,498	2,372,881	2,205,950	472,862
Investment Income—Net	12,736,951	7,937,959	13,098,532	811,395
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,493,825	880,881	2,731,546	(358,518)
Net unrealized appreciation (depreciation) on investments	(33,494,758)	(20,110,081)	(25,464,716)	(2,252,357)
Net Realized and Unrealized Gain (Loss) on Investments	(32,000,933)	(19,229,200)	(22,733,170)	(2,610,875)
Net (Decrease) in Net Assets Resulting from Operations	(19,263,982)	(11,291,241)	(9,634,638)	(1,799,480)

See notes to financial statements.

35

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Bond Fund		BNY Mellon Intermediate Bond Fund
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
Operations ($):
Investment income—net	12,736,951	25,102,413	7,937,959	15,192,095
Net realized gain (loss) on investments	1,493,825	(2,405,730)	880,881	769,919
Net unrealized appreciation (depreciation) on investments	(33,494,758)	(15,291,612)	(20,110,081)	(7,681,641)
Net Increase (Decrease) in Net Assets Resulting from Operations	(19,263,982)	7,405,071	(11,291,241)	8,280,373
Distributions to Shareholders from ($):
Investment income—net:
Class M	(14,269,762)	(28,638,017)	(8,617,159)	(17,926,346)
Investor Shares	(105,350)	(226,317)	(57,590)	(127,446)
Net realized gain on investments:
Class M	-	(2,338,221)	-	-
Investor Shares	-	(20,354)	-	-
Total Distributions	(14,375,112)	(31,222,909)	(8,674,749)	(18,053,792)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	105,584,973	157,399,563	89,561,883	149,116,716
Investor Shares	1,266,143	9,227,669	2,358,712	8,605,753
Distributions reinvested:
Class M	2,625,784	6,520,913	1,828,911	3,865,056
Investor Shares	96,161	226,047	52,557	119,914
Cost of shares redeemed:
Class M	(63,399,641)	(169,728,840)	(69,970,279)	(173,981,449)
Investor Shares	(3,675,259)	(9,228,455)	(4,149,538)	(9,315,196)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	42,498,161	(5,583,103)	19,682,246	(21,589,206)
Total Increase (Decrease) in Net Assets	8,859,067	(29,400,941)	(283,744)	(31,362,625)
Net Assets ($):
Beginning of Period	1,010,902,799	1,040,303,740	846,304,098	877,666,723
End of Period	1,019,761,866	1,010,902,799	846,020,354	846,304,098
Undistributed (distributions in excess of) investment income (loss)—net	(1,301,254)	336,907	(473,711)	263,079
Capital Share Transactions (Shares):
Class Ma
Shares sold	8,333,076	12,353,358	7,180,541	11,892,867
Shares issued for distributions reinvested	207,830	513,521	146,927	307,921
Shares redeemed	(5,004,526)	(13,360,693)	(5,616,401)	(13,876,208)
Net Increase (Decrease) in Shares Outstanding	3,536,380	(493,814)	1,711,067	(1,675,420)
Investor Shares[a]
Shares sold	100,055	722,680	189,189	684,836
Shares issued for distributions reinvested	7,624	17,811	4,217	9,547
Shares redeemed	(290,382)	(724,064)	(332,344)	(741,492)
Net Increase (Decrease) in Shares Outstanding	(182,703)	16,427	(138,938)	(47,109)

[a]

During the period ended February 28, 2018, 35,616 Class M Shares representing $460,343 were exchanged for 35,708 Investor shares for BNY Mellon Bond Fund and 165,493 Class M Shares representing $2,064,662 were exchanged for 165,454 Investor Shares for BNY Mellon Intermediate Bond Fund and during the period ended August 31, 2017, 634,208 Class M Shares representing $8,113,155 were exchanged for 635,580 Investor Shares for BNY Mellon Bond Fund and 597,818 Class M Shares representing $7,510,190 were exchanged for 597,627 Investor Shares for BNY Mellon Intermediate Bond Fund.

See notes to financial statements.

36

	BNY Mellon Corporate Bond Fund		BNY Mellon Short-Term U.S. Government Securities Fund
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
Operations ($):
Investment income—net	13,098,532	26,447,362	811,395	1,349,503
Net realized gain (loss) on investments	2,731,546	3,894,619	(358,518)	(352,790)
Net unrealized appreciation (depreciation) on investments	(25,464,716)	(3,450,234)	(2,252,357)	(417,376)
Net Increase (Decrease) in Net Assets Resulting from Operations	(9,634,638)	26,891,747	(1,799,480)	579,337
Distributions to Shareholders from ($):
Investment income—net:
Class M	(14,804,427)	(29,448,184)	(1,029,951)	(1,975,337)
Investor Shares	(33,440)	(89,761)	(8,001)	(13,983)
Total Distributions	(14,837,867)	(29,537,945)	(1,037,952)	(1,989,320)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	99,929,737	166,856,298	45,434,069	137,551,952
Investor Shares	1,215,769	13,928,758	559,014	1,945,189
Distributions reinvested:
Class M	3,858,741	8,221,541	275,181	494,054
Investor Shares	21,984	64,950	7,295	12,669
Cost of shares redeemed:
Class M	(61,142,721)	(238,094,978)	(41,302,343)	(178,801,248)
Investor Shares	(2,335,846)	(13,097,169)	(572,034)	(2,097,052)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	41,547,664	(62,120,600)	4,401,182	(40,894,436)
Total Increase (Decrease) in Net Assets	17,075,159	(64,766,798)	1,563,750	(42,304,419)
Net Assets ($):
Beginning of Period	787,043,894	851,810,692	174,355,510	216,659,929
End of Period	804,119,053	787,043,894	175,919,260	174,355,510
Undistributed (distributions in excess of) investment income (loss)—net	(1,120,430)	618,905	(138,169)	88,388
Capital Share Transactions (Shares):
Class Ma
Shares sold	7,729,704	12,932,113	3,913,023	11,746,685
Shares issued for distributions reinvested	299,085	637,719	23,706	42,133
Shares redeemed	(4,722,726)	(18,553,332)	(3,549,758)	(15,256,386)
Net Increase (Decrease) in Shares Outstanding	3,306,063	(4,983,500)	386,971	(3,467,568)
Investor Shares[a]
Shares sold	93,881	1,083,503	48,435	165,703
Shares issued for distributions reinvested	1,702	5,036	629	1,082
Shares redeemed	(180,276)	(1,010,979)	(49,375)	(178,818)
Net Increase (Decrease) in Shares Outstanding	(84,693)	77,560	(311)	(12,033)

[a]

During the period ended February 28, 2018, 85,222 Class M Shares representing $1,104,777 were exchanged for 85,196 Investor Shares for BNY Mellon Corporate Bond Fund and 36,221 Class M Shares representing $418,366 were exchanged for 36,280 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund and during the period ended August 31, 2017, 429,818 Class M Shares representing $5,546,314 were exchanged for 429,906 Investor Shares for BNY Mellon Corporate Bond Fund and 162,475 Class M Shares representing $1,909,863 were exchanged for 162,678 Investor Shares for BNY Mellon Short-Term U.S. Government Securities Fund.

See notes to financial statements.

37

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

			Class M Shares
			Year Ended August 31,
BNY Mellon Bond Fund	Six Months Ended February 28, 2018 (Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.82		13.11	12.74	13.00	12.89	13.71
Investment Operations:
Investment income—net [a]	.16		.32	.31	.29	.31	.32
Net realized and unrealized gain (loss) on investments	(.40)		(.21)	.42	(.18)	.34	(.64)
Total from Investment Operations	(.24)		.11	.73	.11	.65	(.32)
Distributions:
Dividends from investment income—net	(.18)		(.37)	(.36)	(.34)	(.36)	(.39)
Dividends from net realized gain on investments	-		(.03)	-	(.03)	(.18)	(.11)
Total Distributions	(.18)		(.40)	(.36)	(.37)	(.54)	(.50)
Net asset value, end of period	12.40		12.82	13.11	12.74	13.00	12.89
Total Return (%)	(1.90)	[b]	.87	5.82	.87	5.19	(2.41)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	[c]	.56	.56	.55	.55	.55
Ratio of net expenses to average net assets	.56	[c]	.56	.56	.55	.55	.55
Ratio of net investment income to average net assets	2.52	[c]	2.50	2.38	2.21	2.41	2.40
Portfolio Turnover Rate	25.89	[b]	72.85	72.21	59.94	43.62	66.14	[d]
Net Assets, end of period ($ x 1,000)	1,012,722		1,001,290	1,030,685	1,010,387	1,040,204	1,148,032

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

d  The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 65.03%.

See notes to financial statements.

38

			Investor Shares
			Year Ended August 31,
BNY Mellon Bond Fund	Six Months Ended February 28, 2018 (Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.79		13.08	12.71	12.97	12.86	13.69
Investment Operations:
Investment income—net [a]	.14		.28	.27	.26	.28	.29
Net realized and unrealized gain (loss) on investments	(.40)		(.21)	.43	(.18)	.34	(.65)
Total from Investment Operations	(.26)		.07	.70	.08	.62	(.36)
Distributions:
Dividends from investment income—net	(.16)		(.33)	(.33)	(.31)	(.33)	(.36)
Dividends from net realized gain on investments	-		(.03)	-	(.03)	(.18)	(.11)
Total Distributions	(.16)		(.36)	(.33)	(.34)	(.51)	(.47)
Net asset value, end of period	12.37		12.79	13.08	12.71	12.97	12.86
Total Return (%)	(2.02)	[b]	.63	5.55	.62	4.95	(2.74)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	[c]	.81	.81	.80	.80	.80
Ratio of net expenses to average net assets	.81	[c]	.81	.81	.80	.80	.80
Ratio of net investment income to average net assets	2.27	[c]	2.24	2.14	1.95	2.16	2.16
Portfolio Turnover Rate	25.89	[b]	72.85	72.21	59.94	43.62	66.14	[d]
Net Assets, end of period ($ x 1,000)	7,040		9,613	9,619	8,221	9,246	8,387

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

d  The portfolio turnover rate excluding mortgage dollar roll transactions for the period ended August 31, 2013 was 65.03%.

See notes to financial statements.

39

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	Six Months Ended February 28, 2018 (Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.60		12.74	12.55	12.75	12.73	13.26
Investment Operations:
Investment income—net [a]	.12		.22	.20	.19	.21	.23
Net realized and unrealized gain (loss) on investments	(.29)		(.10)	.25	(.15)	.17	(.44)
Total from Investment Operations	(.17)		.12	.45	.04	.38	(.21)
Distributions:
Dividends from investment income—net	(.13)		(.26)	(.26)	(.24)	(.27)	(.30)
Dividends from net realized gain on investments	-		-	-	-	(.09)	(.02)
Total Distributions	(.13)		(.26)	(.26)	(.24)	(.36)	(.32)
Net asset value, end of period	12.30		12.60	12.74	12.55	12.75	12.73
Total Return (%)	(1.38)	[b]	1.01	3.60	.39	2.87	(1.64)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	[c]	.56	.56	.55	.55	.56
Ratio of net expenses to average net assets	.56	[c]	.56	.56	.55	.55	.56
Ratio of net investment income to average net assets	1.88	[c]	1.77	1.61	1.46	1.66	1.77
Portfolio Turnover Rate	15.40	[b]	48.97	32.99	50.80	42.45	44.76
Net Assets, end of period ($ x 1,000)	840,343		838,741	869,419	877,322	912,247	949,095

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

40

			Investor Shares
			Year Ended August 31,
BNY Mellon Intermediate Bond Fund	Six Months Ended February 28, 2018 (Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.60		12.74	12.56	12.75	12.73	13.26
Investment Operations:
Investment income—net [a]	.10		.19	.17	.15	.18	.20
Net realized and unrealized gain (loss) on investments	(.28)		(.10)	.24	(.13)	.16	(.45)
Total from Investment Operations	(.18)		.09	.41	.02	.34	(.25)
Distributions:
Dividends from investment income—net	(.11)		(.23)	(.23)	(.21)	(.23)	(.26)
Dividends from net realized gain on investments	-		-	-	-	(.09)	(.02)
Total Distributions	(.11)		(.23)	(.23)	(.21)	(.32)	(.28)
Net asset value, end of period	12.31		12.60	12.74	12.56	12.75	12.73
Total Return (%)	(1.43)	[b]	.75	3.26	.14	2.69	(1.91)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	[c]	.81	.81	.80	.80	.82
Ratio of net expenses to average net assets	.81	[c]	.81	.81	.80	.80	.82
Ratio of net investment income to average net assets	1.63	[c]	1.52	1.36	1.21	1.40	1.51
Portfolio Turnover Rate	15.40	[b]	48.97	32.99	50.80	42.45	44.76
Net Assets, end of period ($ x 1,000)	5,678		7,563	8,247	7,468	6,415	8,397

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

41

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Corporate Bond Fund	Six Months Ended February 28, 2018 (Unaudited)		2017	2016	2015	2014		2013
Per Share Data ($):
Net asset value, beginning of period	13.06		13.07	12.59	12.96	12.49		12.91
Investment Operations:
Investment income—net [a]	.21		.42	.39	.35	.32		.30
Net realized and unrealized gain (loss) on investments	(.36)		.05	.54	(.31)	.56		(.29)
Total from Investment Operations	(.15)		.47	.93	.04	.88		.01
Distributions:
Dividends from investment income—net	(.24)		(.48)	(.45)	(.41)	(.41)		(.39)
Dividends from net realized gain on investments	-		-	-	-	(.00)	[b]	(.04)
Total Distributions	(.24)		(.48)	(.45)	(.41)	(.41)		(.43)
Net asset value, end of period	12.67		13.06	13.07	12.59	12.96		12.49
Total Return (%)	(1.16)	[c]	3.67	7.55	.31	7.21		.02
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	[d]	.56	.56	.56	.56		.58
Ratio of net expenses to average net assets	.56	[d]	.56	.56	.56	.56		.58
Ratio of net investment income to average net assets	3.32	[d]	3.29	3.10	2.71	2.48		2.31
Portfolio Turnover Rate	17.65	[c]	33.05	34.99	34.56	33.17		36.99
Net Assets, end of period ($ x 1,000)	802,470		784,237	850,017	786,085	747,274		554,152

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c  Not annualized.

d  Annualized.

See notes to financial statements.

42

			Investor Shares
			Year Ended August 31,
BNY Mellon Corporate Bond Fund	Six Months Ended February 28, 2018 (Unaudited)		2017	2016	2015	2014		2013
Per Share Data ($):
Net asset value, beginning of period	13.07		13.07	12.59	12.96	12.49		12.91
Investment Operations:
Investment income—net [a]	.19		.42	.35	.33	.28		.26
Net realized and unrealized gain (loss) on investments	(.36)		.03	.55	(.32)	.57		(.29)
Total from Investment Operations	(.17)		.45	.90	.01	.85		(.03)
Distributions:
Dividends from investment income—net	(.22)		(.45)	(.42)	(.38)	(.38)		(.35)
Dividends from net realized gain on investments	-		-	-	-	(.00)	[b]	(.04)
Total Distributions	(.22)		(.45)	(.42)	(.38)	(.38)		(.39)
Net asset value, end of period	12.68		13.07	13.07	12.59	12.96		12.49
Total Return (%)	(1.37)	[c]	3.53	7.29	.04	6.92		(.24)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	[d]	.81	.81	.81	.82		.85
Ratio of net expenses to average net assets	.81	[d]	.81	.81	.81	.82		.85
Ratio of net investment income to average net assets	3.07	[d]	3.02	2.83	2.46	2.21		2.05
Portfolio Turnover Rate	17.65	[c]	33.05	34.99	34.56	33.17		36.99
Net Assets, end of period ($ x 1,000)	1,649		2,807	1,793	5,315	1,519		575

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c  Not annualized.

d  Annualized.

See notes to financial statements.

43

FINANCIAL HIGHLIGHTS (continued)

			Class M Shares
			Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	Six Months Ended February 28, 2018 (Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.72		11.81	11.84	11.95	12.03	12.22
Investment Operations:
Investment income (loss)—net [a]	.06		.08	.04	.06	.02	(.02)
Net realized and unrealized gain (loss) on investments	(.18)		(.05)	.05	(.02)	.03	(.04)
Total from Investment Operations	(.12)		.03	.09	.04	.05	(.06)
Distributions:
Dividends from investment income—net	(.07)		(.12)	(.12)	(.15)	(.13)	(.13)
Net asset value, end of period	11.53		11.72	11.81	11.84	11.95	12.03
Total Return (%)	(1.02)	[b]	.26	.77	.31	.44	(.49)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	[c]	.55	.55	.54	.53	.53
Ratio of net expenses to average net assets	.56	[c]	.55	.55	.54	.53	.53
Ratio of net investment income (loss) to average net assets	.97	[c]	.68	.37	.47	.19	(.13)
Portfolio Turnover Rate	32.47	[b]	65.98	100.46	105.49	116.19	125.01
Net Assets, end of period ($ x 1,000)	174,200		172,603	214,754	195,648	253,961	279,192

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

44

			Investor Shares
			Year Ended August 31,
BNY Mellon Short-Term U.S. Government Securities Fund	Six Months Ended February 28, 2018 (Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.71		11.79	11.82	11.93	12.01	12.21
Investment Operations:
Investment income (loss)—net [a]	.04		.05	.01	.03	(.01)	(.05)
Net realized and unrealized gain (loss) on investments	(.18)		(.04)	.05	(.02)	.03	(.05)
Total from Investment Operations	(.14)		.01	.06	.01	.02	(.10)
Distributions:
Dividends from investment income—net	(.06)		(.09)	(.09)	(.12)	(.10)	(.10)
Net asset value, end of period	11.51		11.71	11.79	11.82	11.93	12.01
Total Return (%)	(1.22)	[b]	.10	.51	.07	.18	(.84)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	[c]	.80	.80	.79	.78	.78
Ratio of net expenses to average net assets	.81	[c]	.80	.80	.79	.78	.78
Ratio of net investment income (loss) to average net assets	.71	[c]	.43	.12	.22	(.06)	(.40)
Portfolio Turnover Rate	32.47	[b]	65.98	100.46	105.49	116.19	125.01
Net Assets, end of period ($ x 1,000)	1,720		1,753	1,906	1,576	801	894

a  Based on average shares outstanding.

b  Not annualized.

c  Annualized.

See notes to financial statements.

45

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-five series, including the following diversified funds: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund, BNY Mellon Corporate Bond Fund and BNY Mellon Short-Term U.S. Government Securities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Bond Fund, BNY Mellon Intermediate Bond Fund and BNY Mellon Corporate Bond Fund seek total return (consisting of capital appreciation and current income). BNY Mellon Short-Term U.S. Government Securities Fund seeks to provide as high a level of current income as is consistent with the preservation of capital.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

46

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 28, 2018 in valuing each fund’s investments:

At February 28, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

Table 1—Fair Value Measurements
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Bond Fund
Commercial Mortgage-Backed	-	-	18,013,493	-	-	-	18,013,493
Corporate Bonds†	-	-	409,797,817	-	-	-	409,797,817
Foreign Government	-	-	15,514,021	-	-	-	15,514,021
Municipal Bonds†	-	-	71,159,067	-	-	-	71,159,067
Registered Investment Companies	18,633,033	-	-	-	-	-	18,633,033
U.S. Government Agencies/ Mortgage-Backed	-	-	271,992,746	-	-	-	271,992,746
U.S. Treasury	-	-	214,861,787	-	-	-	214,861,787
BNY Mellon Intermediate Bond Fund
Corporate Bonds†	-	-	423,922,201	-	-	-	423,922,201
Foreign Government	-	-	13,249,148	-	-	-	13,249,148
Municipal Bonds†	-	-	42,005,322	-	-	-	42,005,322
Registered Investment Companies	14,068,930	-	-	-	-	-	14,068,930
U.S. Government Agencies/ Mortgage-Backed	-	-	6,758,298	-	-	-	6,758,298
U.S. Treasury	-	-	344,564,655	-	-	-	344,564,655

47

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 1—Fair Value Measurements (contibued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon Corporate Bond Fund
Corporate Bonds†	-	-	718,079,805	-	-	-	718,079,805
Foreign Government	-	-	17,281,535	-	-	-	17,281,535
Municipal Bonds†	-	-	42,155,414	-	-	-	42,155,414
Registered Investment Companies	42,848,762	-	-	-	-	-	42,848,762
BNY Mellon Short-Term U.S. Government Securities Fund
Municipal Bonds†	-	-	4,919,796	-	-	-	4,919,796
Registered Investment Company	1,602,725	-	-	-	-	-	1,602,725
U.S. Government Agencies/ Mortgage-Backed	-	-	134,861,969	-	-	-	134,861,969
U.S. Treasury	-	-	34,230,636	-	-	-	34,230,636

† See Statement of Investments for additional detailed categorizations.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the funds may lend securities to qualified institutions. It is the funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The funds are entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the funds or credit the funds with the market value of the unreturned securities and is subrogated to the funds’ rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. Table 2 summarizes the amount The Bank of New York Mellon earned from each fund from lending portfolio securities, pursuant to the securities lending agreement during the period ended February 28, 2018.

Table 2—Securities Lending Agreement

BNY Mellon Bond Fund	$ 5,156
BNY Mellon Intermediate Bond Fund	5,421
BNY Mellon Corporate Bond Fund	22,706
BNY Mellon Short-Term U.S. Government Securities Fund	1,093

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Risk: The funds invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering each fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

48

(e) Dividends and distributions to shareholders: Dividends and distributions payable to shareholders are recorded by each fund on the ex-dividend date. The funds normally declare and pay dividends from investment income-net monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers of a fund, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2018, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2018, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), each fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

Table 3 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2017.

Table 4 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2017. The tax character of current year distributions will be determined at the end of the current fiscal year.

Table 3—Capital Loss Carryover
	Expiring in fiscal year			Post-Enactment Short-Term Losses($)	†† Post-Enactment Long-Term Losses($)
	2018 ($)	† 2019 ($)	†			††† Total($)
BNY Mellon Intermediate Bond Fund	-	-		5,167,502	4,730,513	9,898,015
BNY Mellon Corporate Bond Fund	-	-		3,261,008	7,906,313	11,167,321
BNY Mellon Short-Term U.S. Government Securities Fund	28,528	64,834		7,051,956	5,465,934	12,611,252

† If not applied, the carryovers expire in the above fiscal years.

†† Post-enactment short-term losses which can be carried forward for an unlimited period.

††† Post-enactment long-term losses which can be carried forward for an unlimited period.

Table 4—Tax Character of Distributions Paid

	2017
	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon Bond Fund	29,026,163	2,196,746
BNY Mellon Intermediate Bond Fund	18,053,792	-
BNY Mellon Corporate Bond Fund	29,537,945	-
BNY Mellon Short-Term U.S. Government Securities Fund	1,989,320	-

49

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2018, the funds did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .40% of BNY Mellon Bond Fund, .40% of BNY Mellon Intermediate Bond Fund, .40% of BNY Mellon Corporate Bond Fund and .35% of BNY Mellon Short-Term U.S. Government Securities Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 5 summarizes the amounts Investor shares were charged during the period ended February 28, 2018, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 5—Shareholder Services Plan Fees

BNY Mellon Bond Fund	$ 10,280
BNY Mellon Intermediate Bond Fund	8,146
BNY Mellon Corporate Bond Fund	2,514
BNY Mellon Short-Term U.S. Government Securities Fund	2,036

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 6 summarizes the amount each fund was charged during the period ended February 28, 2018 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were offset by earnings credits, also summarized in Table 6.

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 7 summarizes the amount each fund was charged during the period ended February 28, 2018 pursuant to the custody agreement. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 7.

50

Table 6—Cash Management Agreement Fees
	Dreyfus Transfer, Inc. Cash Management Fees ($)	Dreyfus Transfer, Inc. Earnings Credits ($)
BNY Mellon Bond Fund	137	(137)
BNY Mellon Intermediate Bond Fund	113	(113)
BNY Mellon Corporate Bond Fund	35	(35)
BNY Mellon Short-Term U.S. Government Securities Fund	29	(29)

Table 7—Custody Agreement Fees
	Custody fees ($)	Earnings Credits ($)
BNY Mellon Bond Fund	37,466	(175)
BNY Mellon Intermediate Bond Fund	29,710	(104)
BNY Mellon Corporate Bond Fund	26,637	-
BNY Mellon Short-Term U.S. Government Securities Fund	7,394	(15)

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 8 summarizes the amount each fund was charged during the period ended February 28, 2018 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 8—The Bank of New York Mellon Cash Management Fees

BNY Mellon Bond Fund	$ 47
BNY Mellon Intermediate Bond Fund	64
BNY Mellon Corporate Bond Fund	16
BNY Mellon Short-Term U.S. Government Securities Fund	10

During the period ended February 28, 2018, each fund was charged $5,495 for services performed by the Chief Compliance Officer and his staff.

Table 9 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

Table 10 summarizes each fund’s aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended February 28, 2018.

Table 11 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments for each fund at February 28, 2018.

At February 28, 2018, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 9—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)
BNY Mellon Bond Fund	313,328	1,392	37,247	7,326
BNY Mellon Intermediate Bond Fund	259,858	1,099	30,000	7,326
BNY Mellon Corporate Bond Fund	245,795	345	28,032	7,326
BNY Mellon Short-Term U.S. Government Securities Fund	46,351	274	7,794	7,326

Table 10—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon Bond Fund	298,480,031	259,560,055
BNY Mellon Intermediate Bond Fund	146,805,661	128,851,653
BNY Mellon Corporate Bond Fund	168,102,997	136,570,375
BNY Mellon Short-Term U.S. Government Securities Fund	59,416,178	54,685,416

51

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Table 11—Accumulated Net Unrealized Appreciation (Depreciation)
	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon Bond Fund	10,554,802	18,079,995	(7,525,193)
BNY Mellon Intermediate Bond Fund	4,001,308	10,911,201	(6,909,893)
BNY Mellon Corporate Bond Fund	11,957,296	6,737,900	5,219,396
BNY Mellon Short-Term U.S. Government Securities Fund	210	3,001,149	(3,000,939)

52

NOTES

53

NOTES

54

NOTES

55

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Bond Fund	Class M: MPBFX	Investor: MIBDX
BNY Mellon Intermediate Bond Fund	Class M: MPIBX	Investor: MIIDX
BNY Mellon Corporate Bond Fund	Class M: BYMMX	Investor: BYMIX
BNY Mellon Short-Term U.S. Government Securities Fund	Class M: MPSUX	Investor: MISTX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation	MFTSA0218-TB

The BNY Mellon Funds

BNY Mellon Government Money Market Fund

BNY Mellon National Municipal Money Market Fund

SEMIANNUAL REPORT February 28, 2018

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Funds Trust, covering the six-month period from September 1, 2017 through February 28, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs while bonds generally lost a degree of value over the reporting period. Riskier sectors of the financial markets responded positively to growing corporate earnings, improving global economic conditions and the enactment of tax reform legislation. While the rally was relatively broad-based, growth stocks produced substantially higher returns than value-oriented stocks. International stocks also performed well amid more positive economic data from Europe, Japan, and the emerging markets. In the bond market, U.S. government securities and municipal bonds declined when short-term interest rates and inflation expectations increased, while lower-rated corporate-backed securities fared somewhat better in anticipation of improved business conditions.

The markets’ performance was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market and strong consumer and business confidence. We currently expect these favorable conditions to persist, but we remain watchful for economic and political developments that could negatively affect the markets. Indeed, in February 2018, we witnessed a return of heightened volatility to the financial markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust
March 15, 2018

3

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2017 through February 28, 2018, as provided by Patricia A. Larkin, Senior Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon Government Money Market Fund’s Class M shares produced an annualized yield of 0.92%, and its Investor shares produced an annualized yield of 0.67%. Taking into account the effects of compounding, the fund’s Class M shares and Investor shares produced annualized effective yields of 0.92% and 0.67%, respectively.1

Yields of money market instruments moved higher over the reporting period as the Federal Reserve Board (the “Fed”) began to unwind its balance sheet and implemented one additional increase in short-term interest rates amid expectations of stronger economic growth and rising inflationary pressures.

The Fund’s Investment Approach

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue its goal, the fund, which is a “government money market fund,” is required to invest at least 99.5% of its total assets in securities issued or guaranteed as to principal and interest by the U.S. government or its agencies or instrumentalities, repurchase agreements collateralized solely by cash and/or government securities, and cash. The securities in which the fund invests include those backed by the full faith and credit of the U.S. government, and those that are neither insured nor guaranteed by the U.S. government. The fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in government securities and/or repurchase agreements collateralized solely by government securities.

Less Accommodative Monetary Policy Boosted Interest Rates

September provided further evidence of economic expansion. U.S. factory activity climbed to a 13-year high as companies invested to make their operations more efficient, but the labor market produced only 14,000 new jobs, in part due to hurricanes affecting Florida and Texas. Yet, the unemployment rate fell to 4.2% during the month.

In October, the Fed started the process of removing monetary stimulus created through previous quantitative easing programs as it began to unwind its balance sheet through the sale of U.S. government securities. In addition, the unemployment rate declined to 4.1%, its lowest level since December 2000, and 271,000 jobs were created. Automobile purchases increased 0.7% in October as Gulf Coast residents replaced flood-damaged vehicles.

The labor market continued to show signs of strength in November with the addition of 216,000 new jobs. The unemployment rate remained at 4.1%, but average annual wage growth fell short of analysts’ expectations. The Fed implemented its third interest-rate hike of 2017 in December, raising the overnight federal funds rate to between 1.25% and 1.50%. The unemployment rate remained at 4.1% during the month and 175,000 new jobs were created. Retail sales during the holiday season climbed 4.9% compared to the previous year, and investors responded positively to the enactment of federal tax reform legislation. The U.S. economy grew at an annualized 2.6% rate during the fourth quarter of 2017.

In January 2018, 176,000 new jobs were added and the unemployment rate stayed at 4.1%. Corporate earnings growth continued to exceed expectations and hiring activity proved brisk. On the other hand, the U.S. trade deficit climbed to its highest level in more than nine years. Hourly wages began to rise at their strongest pace since the 2008 recession, suggesting that inflation might begin to accelerate in the months ahead. Indeed, February saw the addition of an estimated 326,000 new jobs, which sparked renewed volatility in the financial markets as inflation fears mounted. The unemployment rate stayed steady at 4.1% for the fifth consecutive month. Manufacturing activity continued to expand, and consumer confidence remained high.

Additional Rate Hikes Expected

The Fed has continued to move away from its accommodative monetary policy in the expanding economy, and we anticipate more short-term interest-rate hikes over the remainder of 2018. In the rising interest-rate environment, we have maintained the fund’s weighted average maturity in a range that is modestly shorter than industry averages. This strategy is intended to capture potential higher yields as they become available. As always, we have retained our longstanding focus on quality and liquidity.

March 15, 2018

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Yields for Investor shares provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and that can be terminated at any time without notice.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Although the fund’s board has no current intention to impose a fee upon the sale of shares or temporarily suspend redemptions if the fund’s liquidity falls below certain levels, the board reserves the ability to do so after providing at least 60 days’ prior written notice to shareholders.

4

For the period from September 1, 2017 through February 28, 2018, as provided by Joseph Irace, Senior Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon National Municipal Money Market Fund’s Class M shares produced an annualized yield of 0.77%, and Investor shares produced an annualized yield of 0.52%. Taking into account the effects of compounding, the fund’s Class M and Investor shares also produced annualized effective yields of 0.77% and 0.52%, respectively.1

Yields of municipal money market instruments generally rose during the reporting period as the Federal Reserve Board (the “Fed”) began to unwind its balance sheet and implemented one additional increase in the federal funds rate. Supply-and-demand dynamics in the municipal securities market also contributed to the performance of tax-exempt money market instruments.

The Fund’s Investment Approach

The fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and maintenance of liquidity. To pursue its goal, the fund invests at least 80% of its net assets in short-term, high-quality municipal obligations that provide income exempt from federal income tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper, and municipal leases. The fund may invest up to 20% of its total assets in taxable money market securities, such as U.S. government obligations, U.S. and foreign bank and corporate obligations, and commercial paper. The fund also may invest in custodial receipts.

Rising Rates and Technical Factors Drove Yields Higher

Yields of tax-exempt money market instruments moved higher during the reporting period due to accelerating economic growth and an ongoing shift by the Fed toward a less accommodative monetary policy. Most notably, the Fed began in October 2017 to unwind its balance sheet through the sale of U.S. government securities, and monetary policymakers raised their target for short-term interest rates in December.

In addition, issuers of longer-term municipal bonds rushed to market in late 2017 with a flood of new securities in anticipation of the enactment of tax reform legislation that seemed likely at the time to curtail the use of certain traditional financing vehicles by states and municipalities. This increase in supply put upward pressure on yields of short-term municipal securities and downward pressure on prices when investors sold short-term securities to raise funds for the purchase of newly issued, longer-dated bonds. Consequently, yield differences narrowed further along the market’s maturity range, causing yields of one-year notes to roughly match those of seven-day variable rate demand notes (VRDNs).

The surge in new issuance at year-end 2017 resulted in a relative scarcity of newly issued municipal instruments in January and February 2018. The lack of new supply, combined with investors’ need to reinvest coupon payments, pushed yields lower during the early part of the new year. A moderate rebound in yields during February was not enough to fully offset January’s decline.

We have begun to see some deterioration in municipal credit quality after several years of generally sound fiscal conditions. Some states and municipalities have encountered difficulty in balancing their budgets due to stalled growth in tax receipts. States with underfunded pension programs and those whose economies rely on energy production also have faced greater credit pressures. Moreover, tax reform legislation may pose challenges to states with high personal income tax rates, including New York, California, and New Jersey. Municipalities with high property tax levies also may experience declining home values, as the new law limits the deductibility of property tax payments.

Maintaining a Prudent Investment Posture

In the rising interest-rate environment, most municipal money market funds maintained short weighted average maturities with a focus on liquidity. The fund was no exception, as we set its weighted average maturity in a range that is consistent with industry averages.

We have also maintained a careful and well-researched credit selection strategy. We have continued to identify what we believe to be low credit-risk opportunities among certain state general obligation bonds; essential service revenue bonds issued by water, sewer, and electric enterprises; select local credits with strong financial positions and stable tax bases; and various health care and education issuers.

Additional Rate Hikes Expected

A series of additional interest-rate hikes is expected over the remainder of 2018 as the Fed continues to back away from its accommodative monetary policy. At its meeting in late January, the Fed left interest rates unchanged but upgraded its outlook for inflation, and a new chairperson took the reins of the central bank at the beginning of February.

In light of these developments and the market’s ongoing adjustment to the new tax laws, we intend to maintain the fund’s emphasis on liquidity in order to capture potential higher yields as short-term rates rise. In addition, we believe that a continued focus on preservation of capital and liquidity remains the prudent course for the fund in light of market conditions.

March 15, 2018

1 Annualized effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results. Yields fluctuate. Yields provided reflect the absorption of certain fund expenses by the investment adviser pursuant to an undertaking, which is voluntary and temporary, not contractual, and can be terminated at any time without notice.

You could lose money by investing in a money market fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more nationally recognized statistical rating organizations (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2017 to February 28, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2018
	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.49	$2.73
Ending value (after expenses)	$1,004.60	$1,003.30
Annualized expense ratio (%)	.30	.55
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.54	$2.78
Ending value (after expenses)	$1,003.80	$1,002.60
Annualized expense ratio (%)	.31	.56

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2018
	Class M	Investor Shares
BNY Mellon Government Money Market Fund
Expenses paid per $1,000†	$1.51	$2.76
Ending value (after expenses)	$1,023.31	$1,022.07
Annualized expense ratio (%)	.30	.55
BNY Mellon National Municipal Money Market Fund
Expenses paid per $1,000†	$1.56	$2.81
Ending value (after expenses)	$1,023.26	$1,022.02
Annualized expense ratio (%)	.31	.56

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

February 28, 2018 (Unaudited)

BNY Mellon Government Money Market Fund
Description	Annualized Yield on Date of Purchase (%)	Principal Amount($)		Value($)
U.S. Government Agencies - 58.9%
Federal Farm Credit Bank:
3/1/18, FFE + .01%	1.41	5,000,000	[a]	5,000,862
3/1/18, 1 Month LIBOR + .15%	1.53	5,000,000	[a]	5,009,675
3/1/18, FFE + .17%	1.61	10,000,000	[a]	9,999,054
3/3/18, 1 Month LIBOR + .05%	1.63	10,000,000	[a]	10,000,000
3/29/18, 1 Month LIBOR + .13%	1.76	5,000,000	[a]	5,000,187
8/27/18, FCPR - 2.90%	1.67	20,000,000	[a]	19,993,572
9/5/19, FCPR - 3.06%	1.43	15,000,000	[a]	15,001,899
10/10/19, FCPR - 3.08%	1.42	10,000,000	[a]	9,999,182
Federal Home Loan Bank:
3/1/18	1.33	50,000,000		49,998,162
3/8/18, 1 Month LIBOR - .07%	1.51	20,000,000	[a]	20,000,127
3/9/18, 1 Month LIBOR - .04%	1.54	25,000,000	[a]	25,000,003
3/12/18, 1 Month LIBOR - .07%	1.51	5,000,000	[a]	5,000,000
3/17/18, 1 Month LIBOR - .12%	1.47	5,000,000	[a]	5,000,000
3/26/18, 1 Month LIBOR - .17%	1.46	50,000,000	[a]	50,000,000
3/28/18	1.36	150,000,000		149,847,750
3/28/18, 1 Month LIBOR FLAT	1.65	50,000,000	[a]	50,000,000
3/29/18	1.36	50,000,000		49,947,111
Total U.S. Government Agencies (cost $484,797,584)				484,797,584

U.S. Treasury Bills - 6.1%
3/15/18 (cost $49,978,028)	1.14	50,000,000		49,978,028

U.S. Treasury Floating Rate Notes - 1.7%
3/1/18, 3 Month U.S. T-BILL + .07%	1.71	5,000,000	[a]	5,000,872
3/1/18, 3 Month U.S. T-BILL + .14%	1.78	9,000,000	[a]	9,001,246
Total U.S. Treasury Floating Rate Notes (cost $14,002,118)				14,002,118

Repurchase Agreements - 33.3%
Bank of Nova Scotia	1.34	179,000,000		179,000,000

Tri-Party Agreement thru BNY Mellon, dated 2/28/18, due 3/1/18 in the amount of $179,006,663 (fully collateralized by $185,051,475 U.S. Treasuries (including strips), 0%-4.25%, due 3/1/18-11/15/44, value $182,580,017)

BNP Paribas	1.35	75,000,000		75,000,000

Tri-Party Agreement thru BNY Mellon, dated 2/28/18, due 3/1/18 in the amount of $75,002,813 (fully collateralized by $77,037,600 U.S. Treasuries (including strips), 0%-1.50%, due 6/7/18-10/31/19, value $76,500,059)

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Government Money Market Fund (continued)
Description	Annualized Yield on Date of Purchase (%)	Principal Amount($)	Value($)
Repurchase Agreements - 33.3% (continued)
Credit Agricole CIB	1.35	20,000,000	20,000,000

Tri-Party Agreement thru BNY Mellon, dated 2/28/18, due 3/1/18 in the amount of $20,000,750 (fully collateralized by $21,288,203 U.S. Treasuries (including strips), 0%-5.38%, due 4/12/18-8/15/47, value $20,400,000)

Total Repurchase Agreements (cost $274,000,000)			274,000,000
Total Investments (cost $822,777,730)		100.0%	822,777,730
Liabilities, Less Cash and Receivables		.0%	(283,952)
Net Assets		100.0%	822,493,778

FFE—Federal Fund Effected

FCPR—Farm Credit Prime Rate

LIBOR—London Interbank Offered Rate

a Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

Portfolio Summary (Unaudited) †	Value (%)
Federal Home Loan Bank	49.2
Repurchase Agreements	33.3
Federal Farm Credit Bank	9.7
U.S Treasury Bills	6.1
U.S. Treasury Floating Rate Notes	1.7
100.0

† Based on net assets.

See notes to financial statements.

8

BNY Mellon National Municipal Money Market Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 101.0%
Alaska - 1.7%
Tender Option Bond Trust Receipts (Series 2017-XL0044), 4/1/2025, Revenue (Liquidity Facility; JPMorgan Chase Bank)	1.19	3/7/18	6,750,000	[a,b,c]	6,750,000
Tender Option Bond Trust Receipts (Series 2017-XM0532), 4/1/2025, Revenue (Liquidity Facility; JPMorgan Chase Bank NA)	1.19	3/7/18	4,665,000	[a,b,c]	4,665,000
		11,415,000
Arizona - 5.0%
Casa Grande Industrial Development Authority, MFHR, Refunding (Center Park Apartments Project) (LOC; FNMA)	1.12	3/7/18	2,010,000	[a]	2,010,000
Phoenix Industrial Development Authority, Facilities Revenue (Southwest Human Development Project) (LOC; Wells Fargo Bank)	1.22	3/7/18	980,000	[a]	980,000
Phoenix Industrial Development Authority, MFHR, Refunding (Del Mar Terrace Apartments Project) (Liquidity Facility; FHLMC and LOC; FHLMC)	1.15	3/7/18	17,300,000	[a]	17,300,000
RBC Municipal Products Trust (Series E-85), Revenue (Liquidity Facility; Royal Bank of Canada)	1.12	3/7/18	12,000,000	[a,b,c]	12,000,000
Tempe Industrial Development Authority, Revenue (The Centers for Habilitation Project) (LOC; Wells Fargo Bank)	1.27	3/7/18	770,000	[a]	770,000
		33,060,000
Arkansas - .7%
Benton County Public Facilities Board, College Parking Revenue, Refunding (Northwest Community College Project) (Insured; FHLB)	1.14	3/7/18	4,890,000	[a]	4,890,000
California - 6.3%
California Enterprise Development Authority, IDR (Pocino Foods Company Project) (LOC; FHLB)	1.14	3/7/18	4,510,000	[a]	4,510,000
California Enterprise Development Authority, IDR (Tri Tool Inc. Project) (LOC; Comerica Bank)	1.16	3/7/18	1,000,000	[a]	1,000,000
California Enterprise Development Authority, Recovery Zone Facility Revenue (Regional Properties, Inc. Project) (LOC; FHLB)	1.14	3/7/18	15,000,000	[a,b]	15,000,000
San Diego County Water Authority, CP (Liquidity Facility; Bank of America NA)	1.00	3/13/18	20,550,000		20,549,325
Tender Option Bond Trust Receipts (Series 2018-XF0608), 11/1/2047, Revenue (Kaiser Permanente) (Liquidity Facility; TD Bank NA)	1.20	3/7/18	1,000,000	[a,b,c]	1,000,000
		42,059,325
Colorado - .6%
Colorado Educational and Cultural Facilities Authority, Revenue (Denver Seminary Project) (LOC; Wells Fargo Bank)	1.22	3/7/18	1,915,000	[a]	1,915,000
Colorado Educational and Cultural Facilities Authority, Revenue, Refunding (Boulder Country Day School Project) (LOC; Wells Fargo Bank)	1.22	3/7/18	2,010,000	[a]	2,010,000
		3,925,000
Connecticut - 2.6%
RIB Floater Trust (Series 2017-016), GO (Liquidity Facility; Barclays Bank PLC and LOC; Barclays Bank PLC)	1.15	3/7/18	17,000,000	[a,b,c]	17,000,000
District of Columbia - 2.1%
District of Columbia, Revenue (District of Columbia Preparatory Academy Issue) (LOC; M&T Trust)	1.19	3/7/18	4,000,000	[a]	4,000,000

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 101.0% (continued)
District of Columbia - 2.1% (continued)
RBC Municipal Products Trust (Series E-109), GO, Refunding (Liquidity Facility; Royal Bank of Canada and LOC; Royal Bank of Canada)	1.12	3/7/18	10,000,000	[a,b,c]	10,000,000
		14,000,000
Florida - 1.3%
Brevard County, Revenue (Holy Trinity Episcopal Academy Project) (LOC; Wells Fargo Bank)	1.27	3/7/18	345,000	[a]	345,000
Collier County Industrial Development Authority, Revenue (Redlands Christian Migrant Association, Inc. Project) (LOC; Bank of America)	1.25	3/7/18	2,225,000	[a]	2,225,000
Florida Development Finance Corporation, Enterprise Bond Program IDR (Center Court Properties, LLC Project) (LOC; Branch Banking and Trust Co.)	1.16	3/7/18	1,490,000	[a]	1,490,000
Jacksonville, Educational Facilities Revenue (Edward Waters College Project) (LOC; Wells Fargo Bank)	1.22	3/7/18	2,700,000	[a]	2,700,000
Jacksonville, Educational Facilities Revenue (Edward Waters College Project) (LOC; Wells Fargo Bank)	1.22	3/7/18	245,000	[a]	245,000
Jacksonville, IDR (University of Florida Health Sciences Center Clinic) (LOC; Branch Banking and Trust Co.)	1.14	3/7/18	1,400,000	[a]	1,400,000
		8,405,000
Georgia - 1.1%
RBC Municipal Products Trust (Series E-107), Revenue (Burke County Development Authority for Pollution Control) (Liquidity Facility; Royal Bank of Canada and LOC; Royal Bank of Canada)	1.15	3/7/18	7,050,000	[a,b,c]	7,050,000
Illinois - 3.7%
Illinois Finance Authority, Revenue (Everest Academy of Lemont Inc. Project) (Liquidity Facility; FHLB and LOC; FHLB)	1.22	3/7/18	5,280,000	[a]	5,280,000
Illinois Finance Authority, Revenue (Marwen Foundation Project) (LOC; Northern Trust Company)	1.17	3/7/18	3,810,000	[a]	3,810,000
Illinois Housing Development Authority, MFHR (Woodlawn Six Apartments) (LOC; FHLMC)	1.12	3/7/18	7,615,000	[a]	7,615,000
Kendall Kane & Will Counties, Revenue (Educational Purpose)	2.00	7/31/18	6,000,000		6,010,560
Lake Villa, Revenue (The Allendale Association Project) (LOC; Wells Fargo Bank)	1.15	3/7/18	1,560,000	[a]	1,560,000
		24,275,560
Indiana - 3.2%
Crawfordsville, IDR, Refunding (National Service Industries, Inc. Project) (LOC; Wells Fargo Bank)	1.22	3/7/18	4,000,000	[a]	4,000,000
Indiana Development Finance Authority, EDR (Goodwill Industries of Michiana, Inc. Project) (LOC; PNC Bank NA)	1.14	3/7/18	4,630,000	[a]	4,630,000
Indiana Development Finance Authority, Educational Facilities Revenue (Brebeuf Preparatory School Project) (LOC; JPMorgan Chase Bank)	1.18	3/7/18	2,000,000	[a]	2,000,000
Indiana Finance Authority, EDR (Goodwill Industries of Central Indiana, Inc. Project) (LOC; JPMorgan Chase Bank)	1.15	3/7/18	4,375,000	[a]	4,375,000
Indiana Health Facility Financing Authority, Revenue (Anthony Wayne Rehabilitation Center for Handicapped and Blind, Inc. Project) (LOC; Wells Fargo Bank)	1.22	3/7/18	1,750,000	[a]	1,750,000

10

BNY Mellon National Municipal Money Market Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 101.0% (continued)
Indiana - 3.2% (continued)
Saint Joseph County, Health Care Facility Revenue (South Bend Medical Foundation Project) (LOC; PNC Bank NA)	1.14	3/7/18	4,160,000	[a]	4,160,000
		20,915,000
Kansas - 1.4%
Burlington, EIR, Refunding (Kansas City Power and Light Company Project) (Liquidity Facility; Mizuho Bank, Ltd.)	1.17	3/7/18	2,200,000	[a]	2,200,000
Burlington, Environment Improvement Revenue (Kansas City Power and Light) (LOC; Mizuho Bank, Ltd.)	1.17	3/7/18	6,750,000	[a]	6,750,000
		8,950,000
Kentucky - .6%
Jefferson County, Industrial Revenue, Refunding (Zeochem L.L.C. Project) (LOC; UBS AG)	1.18	3/7/18	3,625,000	[a]	3,625,000
Lexington-Fayette Urban County Government, Industrial Building Revenue (Community Action Council Project) (LOC; PNC Bank NA)	1.15	3/7/18	665,000	[a]	665,000
		4,290,000
Maryland - 1.5%
Baltimore County, Revenue, Refunding (Shade Tree Trace Apartments Facility) (LOC; M&T Trust)	1.19	3/7/18	835,000	[a]	835,000
Maryland Economic Development Corporation, EDR (Prologue, Inc. Project) (LOC; Bank of America)	1.22	3/7/18	2,135,000	[a]	2,135,000
Tender Option Bond Trust Receipts (Series 2017-XG0146), 11/15/2024, (Medical Health and Higher Educational Facilities Authority, Revenue) (LOC; JPMorgan Chase Bank NA)	1.12	3/7/18	6,635,000	[a,b,c]	6,635,000
		9,605,000
Massachusetts - 1.5%
RBC Municipal Products Trust (Series 2018-E116), GO (Liquidity Facility; Royal Bank of Canada and LOC; Royal Bank of Canada)	1.12	3/7/18	10,000,000	[a,b,c]	10,000,000
Michigan - 4.8%
JPMorgan Chase Putters/Drivers Trust, (LOC; JPMorgan Chase Bank NA and Liquidity Facility; JPMorgan Chase Bank NA)	1.15	3/1/18	32,000,000	[a,b,c]	32,000,000
Minnesota - .5%
Minneapolis, MFHR (Seven Corners Apartments Project) (LOC; Wells Fargo Bank)	1.22	3/7/18	1,055,000	[a]	1,055,000
Minnesota Higher Education Facilities Authority, Revenue (Macalester College)	1.16	3/7/18	1,200,000	[a]	1,200,000
Saint Paul Housing and Redevelopment Authority, Revenue (Goodwill/Easter Seals Project) (LOC; U.S. Bank NA)	1.16	3/7/18	1,115,000	[a]	1,115,000
		3,370,000
Mississippi - .5%
Mississippi Business Finance Corporation, Revenue, Refunding (Jackson Heart Realty Refunding Project) (LOC; FHLB)	1.13	3/7/18	3,545,000	[a]	3,545,000
Missouri - 1.0%
Kirkwood Industrial Development Authority, Revenue (Concordia Lutheran Church Community Recreational Facilities Project) (LOC; Bank of America)	1.22	3/7/18	1,340,000	[a]	1,340,000
St Charles County Industrial Development Authority, Revenue (Casalon Apartments Project) (Insured; FNMA)	1.09	3/7/18	5,445,000	[a]	5,445,000
		6,785,000

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 101.0% (continued)
New Jersey - 4.5%
New Jersey Economic Development Authority, Economic Development Revenue, Refunding (Jewish Community Foundation MetroWest Inc. Project) (LOC; Wells Fargo Bank NA)	1.27	3/7/18	600,000	[a]	600,000
Nutley, BAN	2.00	5/1/18	4,867,000		4,872,780
RBC Municipal Products Trust (Series 2017-E-103), Revenue (LOC; Royal Bank of Canada and Liquidity Facility; Royal Bank of Canada)	1.12	3/7/18	12,000,000	[a,b,c]	12,000,000
Tender Option Bond Trust Receipts (Series 2016-XF2370), 6/15/2030, (New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes) (Liquidity Facility; Barclays Bank PLC and LOC; Barclays Bank PLC)	1.12	3/7/18	2,500,000	[a,b,c]	2,500,000
Tender Option Bond Trust Receipts (Series 2016-ZF0468), 6/15/2019, (New Jersey Transportation Trust Fund Authority (Transportation System)) (LOC; Royal Bank of Canada)	1.14	3/7/18	8,750,000	[a,b,c]	8,750,000
Tender Option Bond Trust Receipts (Series 2016-ZF0470), 7/1/2020, (New Jersey Turnpike Authority, Turnpike Revenue) (LOC; Royal Bank of Canada)	1.14	3/7/18	1,200,000	[a,b,c]	1,200,000
		29,922,780
New York - 12.1%
Copiague Union Free School District, BAN	2.25	4/2/18	4,000,000		4,002,823
Metropolitan Transportation Authority of New York, (Liquidity Facility; Citibank NA)	1.14	3/7/18	2,590,000	[a,b,c]	2,590,000
New York City Capital Resource Corporation, Recovery Zone Facility Revenue (WytheHotel Project) (LOC; M&T Trust)	1.21	3/7/18	3,700,000	[a]	3,700,000
New York State Housing Finance Agency, Housing Revenue (505 West 37th Street) (LOC; Landesbank Hessen-Thuringen Girozentrale)	1.14	3/1/18	27,500,000	[a]	27,500,000
Oneida County Industrial Development Agency, Civic Facility Revenue (Saint Elizabeth Medical Center Facility) (LOC; HSBC Bank USA)	1.12	3/7/18	1,500,000	[a]	1,500,000
Sachem Central School District of Holbrook, TAN	2.00	6/28/18	10,000,000		10,016,960
Tender Option Bond Trust Receipts (Series 2016-XF2360), 10/15/2023, (Port Authority of New York and New Jersey, Consolidated Bonds, 194th Series) (Liquidity Facility; Citibank NA)	1.11	3/7/18	900,000	[a,b,c]	900,000
Tender Option Bond Trust Receipts (Series 2016-ZF0275), 1/15/2039, (New York City Transitional Finance Authority, Building Aid Revenue) (Liquidity Facility; TD Bank)	1.14	3/7/18	2,385,000	[a,b,c]	2,385,000
Tompkins County Industrial Development Agency, Civic Facility Revenue (Community Development Properties Ithaca, Inc. Project) (LOC; M&T Trust)	1.19	3/7/18	5,300,000	[a]	5,300,000
Triborough Bridge and Tunnel Authority, General Revenue, Refunding (MTA Bridges and Tunnels) (Liquidity Facility; Landesbank Hessen-Thuringen Girozentrale)	1.14	3/1/18	22,500,000	[a]	22,500,000
		80,394,783
North Carolina - .1%
North Carolina Medical Care Commission, Health Care Facilities Revenue (Lower Cape Fear Hospice, Inc.) (LOC; Branch Banking and Trust Co.)	1.13	3/7/18	950,000	[a]	950,000

12

BNY Mellon National Municipal Money Market Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 101.0% (continued)
North Dakota - 1.0%
Grand Forks, Health Care Facilities Revenue (The United Hospital Obligated Group) (LOC; Bank of America)	1.26	3/1/18	6,600,000	[a]	6,600,000
Ohio - 2.3%
Butler County, Revenue (The Lakota Family YMCA) (LOC; PNC Bank NA)	1.15	3/7/18	1,500,000	[a]	1,500,000
Hamilton County, Hospital Facilities Revenue (Beechwood Home Project) (LOC; PNC Bank NA)	1.14	3/7/18	2,750,000	[a]	2,750,000
Ohio, GO, Refunding	1.20	3/7/18	1,120,000	[a]	1,120,000
Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue (Liquidity Facility; BMO Harris Bank NA)	1.20	3/7/18	2,925,000	[a]	2,925,000
Salem, Civic Facility Revenue (Community Center, Inc. Project) (LOC; PNC Bank NA)	1.14	3/7/18	5,165,000	[a]	5,165,000
Stark County Port Authority, Revenue (Canton Country Day School Project) (LOC; PNC Bank NA)	1.19	3/7/18	610,000	[a]	610,000
Stark County Port Authority, Revenue (Community Action Agency Project) (LOC; JPMorgan Chase Bank)	1.18	3/7/18	1,205,000	[a]	1,205,000
		15,275,000
Pennsylvania - .7%
Pennsylvania Economic Development Financing Authority, EDR (Montessori Academy of Chambersburg, Inc. Project) (LOC; PNC Bank NA)	1.21	3/7/18	1,100,000	[a]	1,100,000
Pennsylvania Higher Educational Facilities Authority, Revenue (Association of Independent Colleges and Universities of Pennsylvania Financing Program - Moore College of Art and Design Project) (LOC; PNC Bank NA)	1.15	3/7/18	1,300,000	[a]	1,300,000
York Redevelopment Authority, Revenue (LOC; M&T Trust)	1.24	3/7/18	2,160,000	[a]	2,160,000
		4,560,000
South Carolina - 4.4%
South Carolina Association of Governmental Organizations, COP	3.00	3/1/18	10,000,000		10,000,000
South Carolina Housing Finance & Development Authority, Single Family Revenue	0.84	7/2/18	410,000		409,104
South Carolina Jobs-Economic Development Authority, Economic Development Revenue (YMCA Beaufort County Project) (LOC; Branch Banking and Trust)	1.13	3/7/18	1,210,000	[a]	1,210,000
South Carolina Jobs-Economic Development Authority, EDR (YMCA of Coastal Carolina Project) (LOC; Wells Fargo Bank)	1.22	3/7/18	2,290,000	[a]	2,290,000
Tender Option Bond Trust Receipts (Series 2017-XG0149), 12/1/2050, Revenue, Refunding (Liquidity Facility; Barclays Bank PLC)	1.13	3/7/18	15,315,000	[a,b,c]	15,315,000
		29,224,104
Tennessee - 8.2%
Clarksville Public Building Authority, Pooled Financing Revenue (Tennessee Municipal Bond Fund) (LOC; Bank of America)	1.24	3/1/18	7,025,000	[a]	7,025,000
Clarksville Public Building Authority, Pooled Financing Revenue (Tennessee Municipal Bond Fund) (LOC; Bank of America)	1.24	3/1/18	8,910,000	[a]	8,910,000
Cleveland Health and Educational Facilities Board, Revenue (Lee University Project) (LOC; Branch Banking and Trust Co.)	1.15	3/7/18	600,000	[a]	600,000

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Municipal Money Market Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 101.0% (continued)
Tennessee - 8.2% (continued)
Hawkins County Industrial Development Board, IDR, Refunding (Leggett and Platt, Inc. Project) (LOC; Wells Fargo Bank)	1.27	3/7/18	1,750,000	[a]	1,750,000
Montgomery County Public Building Authority, Pooled Financing Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	1.24	3/1/18	16,115,000	[a]	16,115,000
Montgomery County Public Building Authority, Pooled Financing Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	1.24	3/1/18	16,465,000	[a]	16,465,000
Tender Option Bond Trust Receipts (Series 2017-XG0145), 7/1/2048, Revenue (Vanderbilt University Medical Center Program) (Liquidity Facility; Barclays Bank PLC and LOC; Barclays Bank PLC)	1.13	3/7/18	3,485,000	[a,b,c]	3,485,000
		54,350,000
Texas - 17.0%
Atascosa County Industrial Development Corporation, PCR, Refunding (San Miguel Electric Cooperative, Inc. Project) (LOC; National Rural Utilities Cooperative Finance Corporation)	1.13	3/7/18	24,000,000	[a]	24,000,000
Gulf Coast Industrial Development Authority, Revenue (Petrounited Term Inc.) (LOC; BNP Paribas)	1.19	3/7/18	6,200,000	[a]	6,200,000
Harris County Health Facilities Development Corporation, Revenue, Refunding (The Methodist Hospital System)	1.14	3/1/18	27,095,000	[a]	27,095,000
Lower Neches Valley Authority Industrial Development Corporation, Revenue (ExxonMobil Project)	1.10	3/1/18	6,200,000	[a]	6,200,000
Midlothian Industrial Development Corporation, Revenue (Holcim Project) (LOC; UBS AG)	1.14	3/7/18	18,300,000	[a]	18,300,000
Red River Education Finance Corporation, Higher Education Revenue (Texas Christian University Project) (Liquidity Facility; Northern Trust Company)	1.10	3/7/18	23,600,000	[a]	23,600,000
Tender Option Bond Trust Receipts (Series 2018-XG0164), 2/1/48, (Insured; Texas Permanent School Fund Guarantee Program and Liquidity Facility; Bank of America NA)	1.14	3/7/18	2,795,000	[a,b,c]	2,795,000
Texas, GO Notes (Veterans Bonds) (Liquidity Facility; Mizuho Bank, Ltd.)	1.07	3/7/18	4,770,000	[a]	4,770,000
		112,960,000
Utah - 4.1%
County of Emery, PCR, Refunding (PacifiCorp Projects) (LOC; Canadian Imperial Bank of Commerce)	1.13	3/7/18	25,000,000	[a]	25,000,000
Ogden City Redevelopment Agency, Tax Increment Revenue (LOC; Wells Fargo Bank)	1.22	3/7/18	2,185,000	[a]	2,185,000
		27,185,000
Vermont - .1%
Vermont Educational and Health Buildings Financing Agency, Revenue (Capital Asset Financing Program) (LOC; Wells Fargo Bank)	1.35	3/7/18	730,000	[a]	730,000
Washington - 4.1%
Squaxin Island Tribe, Tribal Infrastructure Revenue (LOC; Bank of America)	1.20	3/7/18	7,530,000	[a]	7,530,000
Washington Housing Finance Commission, MFHR, Refunding (Lake City Senior Apartments Project) (Liquidity Facility; FHLMC and LOC; FHLMC)	1.15	3/7/18	15,750,000	[a]	15,750,000
Washington Housing Finance Commission, Nonprofit Revenue (The Evergreen School Project) (LOC; Wells Fargo Bank)	1.22	3/7/18	495,000	[a]	495,000

14

BNY Mellon National Municipal Money Market Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Investments - 101.0% (continued)
Washington - 4.1% (continued)
Washington Housing Finance Commission, Revenue (Artspace Everett Lofts and Multi-Family Housing Project) (LOC; FHLMC)	1.14	3/7/18	3,200,000	[a]	3,200,000
		26,975,000
West Virginia - .3%
Cabell County Commission, Revenue (Huntington YMCA Project) (LOC; JPMorgan Chase Bank)	1.18	3/7/18	1,975,000	[a]	1,975,000
Wisconsin - 2.0%
Byron, IDR, Refunding (Ocean Spray Cranberries, Inc. Project) (LOC; Bank of America)	1.22	3/7/18	6,500,000	[a]	6,500,000
Wisconsin Health and Educational Facilities Authority, Revenue (Goodwill Industries of North Central Wisconsin, Inc.) (LOC; Wells Fargo Bank)	1.22	3/7/18	5,065,000	[a]	5,065,000
Wisconsin Health and Educational Facilities Authority, Revenue (Madison Family Medicine Residency Corporation, Inc. Project) (LOC; JPMorgan Chase Bank)	1.18	3/7/18	1,215,000	[a]	1,215,000
Wisconsin Health and Educational Facilities Authority, Revenue (Sinsinawa Nursing, Inc. Project) (LOC; JPMorgan Chase Bank)	1.18	3/7/18	255,000	[a]	255,000
		13,035,000
Total Investments (cost $669,675,179)			101.0%	669,676,552
Liabilities, Less Cash and Receivables			(1.0%)	(6,436,661)
Net Assets			100.0%	663,239,891

a The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, these securities amounted to $174,020,000 or 26.24% of net assets.

c The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security. The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

Portfolio Summary (Unaudited) †	Value (%)
Industrial	14.5
Health Care	9.4
State/Territory	9.0
Education	8.9
Utility-Electric	7.3
Multi-Family Housing	7.2
Transportation Services	6.3
Pollution Control	5.3
Housing	5.0
Utility-Water and Sewer	4.8
County	4.5
City	3.6
Utility Water & Sewer	3.1
Special Tax	2.2
Single Family Housing	.1
Other	9.8
101.0

† Based on net assets.

See notes to financial statements.

15

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

16

STATEMENTS OF ASSETS AND LIABILITIES

February 28, 2018 (Unaudited)

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
Assets ($):
Investments in securities—See Statements of Investments†	822,777,730	††	669,676,552
Interest receivable	199,422		1,188,931
Prepaid expenses	21,914		22,788
	822,999,066		670,888,271
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)	120,591		102,754
Due to Administrator—Note 2(a)	75,665		64,572
Cash overdraft due to Custodian	256,497		418,960
Payable for investment securities purchased	-		7,010,560
Accrued expenses	52,535		51,534
	505,288		7,648,380
Net Assets ($)	822,493,778		663,239,891
Composition of Net Assets ($):
Paid-in capital	822,497,067		663,198,015
Accumulated net realized gain (loss) on investments	(3,289)		40,503
Accumulated net unrealized appreciation (depreciation) on investments	-		1,373
Net Assets ($)	822,493,778		663,239,891
† Investments at cost ($)	822,777,730		669,675,179
†† Value of repurchase agreements—Note 1(b) ($)	274,000,000		-
Net Asset Value Per Share
Class M
Net Assets ($)	806,017,531		663,184,931
Shares Outstanding	806,023,607		663,968,253
Net Asset Value Per Share ($)	1.00		1.00
Investor Shares
Net Assets ($)	16,476,247		54,960
Shares Outstanding	16,476,254		55,034
Net Asset Value Per Share ($)	1.00		1.00

See notes to financial statements.

17

STATEMENTS OF OPERATIONS
Six Months Ended February 28, 2018 (Unaudited)

	BNY Mellon Government Money Market Fund	BNY Mellon National Municipal Money Market Fund
Investment Income ($):
Interest Income	4,728,757	3,635,452
Expenses:
Investment advisory fee—Note 2(a)	580,516	508,472
Administration fee—Note 2(a)	475,244	416,277
Shareholder servicing costs—Note 2(b)	24,111	71
Trustees’ fees and expenses—Note 2(c)	23,007	23,353
Professional fees	20,861	21,875
Custodian fees—Note 2(b)	17,356	23,371
Registration fees	14,954	17,149
Prospectus and shareholders’ reports	8,776	6,494
Miscellaneous	14,729	20,598
Total Expenses	1,179,554	1,037,660
Less—reduction in fees due to earnings credits—Note 2(b)	(2,131)	(1,417)
Net Expenses	1,177,423	1,036,243
Investment Income—Net	3,551,334	2,599,209
Realized and Unrealized Gain (Loss) on Investments—Note1(b) ($):
Net realized gain (loss) on investments	-	40,503
Net unrealized appreciation (depreciation) on investments	-	1,373
Net Realized and Unrealized Gain (Loss) on Investments	-	41,876
Net Increase in Net Assets Resulting from Operations	3,551,334	2,641,085

See notes to financial statements.

18

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon Government Money Market Fund		BNY Mellon National Municipal Money Market Fund
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
Operations ($):
Investment income—net	3,551,334	2,840,182	2,599,209	2,391,789
Net realized gain (loss) on investments	-	(3,289)	40,503	94,244
Net unrealized appreciation (depreciation) on investments	-	-	1,373	(9,775)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,551,334	2,836,893	2,641,085	2,476,258
Distributions to Shareholders from ($):
Investment income—net:
Class M	(3,487,670)	(2,816,846)	(2,599,072)	(2,391,695)
Investor Shares	(63,664)	(30,956)	(137)	(94)
Total Distributions	(3,551,334)	(2,847,802)	(2,599,209)	(2,391,789)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold:
Class M	584,208,347	1,099,083,546	755,720,884	1,112,006,777
Investor Shares	11,102,275	25,709,856	15,000	71,063
Distributions reinvested:
Class M	23,610	4,229	75,113	86,364
Investor Shares	63,170	30,796	34	1
Cost of shares redeemed:
Class M	(473,556,204)	(1,243,212,154)	(714,087,902)	(1,062,025,863)
Investor Shares	(15,056,918)	(14,171,816)	-	(2,365,959)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	106,784,280	(132,555,543)	41,723,129	47,772,383
Total Increase (Decrease) in Net Assets	106,784,280	(132,566,452)	41,765,005	47,856,852
Net Assets ($):
Beginning of Period	715,709,498	848,275,950	621,474,886	573,618,034
End of Period	822,493,778	715,709,498	663,239,891	621,474,886

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Six Months Ended February 28, 2018 (Unaudited)		Class M Shares
			Year Ended August 31,
BNY Mellon Government Money Market Fund			2017	2016		2015		2014		2013
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00	1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.005		.004	.000	[a]	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income—net	(.005)		(.004)	(.000)	[a]	(.000)	[a]	(.000)	[a]	(.000)	[a]
Net asset value, end of period	1.00		1.00	1.00		1.00		1.00		1.00
Total Return (%)	.46	[b]	.38	.04		.00	[c]	.00	[c]	.00	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.30	[d]	.31	.33		.32		.32		.31
Ratio of net expenses to average net assets	.30	[d]	.31	.30		.19		.14		.20
Ratio of net investment income to average net assets	.92	[d]	.36	.04		.00	[c]	.00	[c]	.00	[c]
Net Assets, end of period ($ x 1,000)	806,018		695,342	839,477		329,114		381,864		387,463

a  Amount represents less than $.001 per share.
b  Not annualized.
c  Amount represents less than .01%.
d  Annualized.

See notes to financial statements

20

	Six Months Ended February 28, 2018 (Unaudited)		Investor Shares
			Year Ended August 31,
BNY Mellon Government Money Market Fund			2017	2016		2015		2014		2013
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00	1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.003		.002	.000	[a]	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income—net	(.003)		(.002)	(.000)	[a]	(.000)	[a]	(.000)	[a]	(.000)	[a]
Net asset value, end of period	1.00		1.00	1.00		1.00		1.00		1.00
Total Return (%)	.33	[b]	.18	.01		.00	[c]	.00	[c]	.00	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	[d]	.56	.58		.57		.57		.56
Ratio of net expenses to average net assets	.55	[d]	.52	.32		.19		.14		.19
Ratio of net investment income to average net assets	.66	[d]	.20	.01		.00	[c]	.00	[c]	.00	[c]
Net Assets, end of period ($ x 1,000)	16,476		20,368	8,799		8,035		8,056		4,640

a  Amount represents less than $.001 per share.

b  Not annualized.

c  Amount represents less than .01%.

d  Annualized.

See notes to financial statements

21

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended February 28, 2018 (Unaudited)		Class M Shares
			Year Ended August 31,
BNY Mellon National Municipal Money Market Fund			2017	2016		2015		2014		2013
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00	1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.004		.004	.000	[a]	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income—net	(.004)		(.004)	(.000)	[a]	(.000)	[a]	(.000)	[a]	(.000)	[a]
Net asset value, end of period	1.00		1.00	1.00		1.00		1.00		1.00
Total Return (%)	.38	[b]	.44	.04		.00	[c]	.00	[c]	.00	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.31	[d]	.31	.31		.30		.30		.30
Ratio of net expenses to average net assets	.31	[d]	.31	.16		.08		.13		.23
Ratio of net investment income to average net assets	.77	[d]	.44	.04		.00	[c]	.00	[c]	.00	[c]
Net Assets, end of period ($ x 1,000)	663,185		621,435	571,287		780,977		851,238		1,009,973

a  Amount represents less than $.001 per share.

b  Not annualized.

c  Amount represents less than .01%.

d  Annualized.

See notes to financial statements

.

22

	Six Months Ended February 28, 2018 (Unaudited)		Investor Shares
			Year Ended August 31,
BNY Mellon National Municipal Money Market Fund			2017	2016		2015		2014		2013
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00	1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.003		.002	.000	[a]	.000	[a]	.000	[a]	.000	[a]
Distributions:
Dividends from investment income—net	(.003)		(.002)	(.000)	[a]	(.000)	[a]	(.000)	[a]	(.000)	[a]
Net asset value, end of period	1.00		1.00	1.00		1.00		1.00		1.00
Total Return (%)	.26	[b]	.19	.01		.00	[c]	.00	[c]	.00	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	[d]	.57	.56		.56		.55		.57
Ratio of net expenses to average net assets	.56	[d]	.57	.17		.09		.13		.24
Ratio of net investment income to average net assets	.53	[d]	.12	.01		.00	[c]	.00	[c]	.00	[c]
Net Assets, end of period ($ x 1,000)	55		40	2,331		6,788		2,648		2,865

a  Amount represents less than $.001 per share.

b  Not annualized.

c  Amount represents less than .01%.

d  Annualized.

See notes to financial statements

23

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-five series, including the following diversified funds: BNY Mellon Government Money Market Fund and BNY Mellon National Municipal Money Market Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon Government Money Market Fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon National Municipal Money Market Fund’s investment objective is to provide investors with as high a level of current income exempt from federal income tax as is consistent with the preservation of capital and the maintenance of liquidity.

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is each fund’s policy to maintain a constant net asset value (NAV) per share of $1.00; the funds have adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the funds will be able to maintain a constant NAV per share of $1.00.

BNY Mellon National Municipal Money Market Fund operates as a “retail money market fund” as that term is defined in Rule 2a-7 under the Act, and, such, the fund may, or in certain circumstances, must impose a fee upon the sale of shares or may temporarily suspend redemptions if the fund’s weekly liquid assets fall below required minimums because of market conditions or other factors. BNY Mellon Government Money Market Fund is a “government money market fund” as that term is defined in Rule 2a-7 under the Act, and, as such, the fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the fund’s weekly liquid assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Board.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in

24

transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

At February 28, 2018, all of the securities in each fund were considered Level 2 within the fair value hierarchy.

At February 28, 2018, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

BNY Mellon Government Money Market Fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller’s agreement to repurchase and the fund agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other Dreyfus-managed funds in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

(c) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains.

(d) Federal income taxes: It is the policy of BNY Mellon Government Money Market Fund to continue to qualify as a regulated investment company if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

It is the policy of BNY Mellon National Municipal Money Market Fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2018, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2018, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital

25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

BNY Mellon Government Money Market Fund has an unused capital loss carryover of $3,289 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2017. These short-term capital losses can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders for each fund during the fiscal year ended August 31, 2017 was all ordinary income for BNY Mellon Money Market Fund and all tax-exempt income for BNY Mellon National Municipal Money Market Fund. The tax character of current year distributions will be determined at the end of the current fiscal year.

At February 28, 2018, the cost of investments for federal income tax purposes for each fund was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

NOTE 2—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an investment advisory agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .15% of BNY Mellon Government Money Market Fund and .15% of BNY Mellon National Municipal Money Market Fund.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 1 summarizes the amounts Investor shares were charged during the period ended February 28, 2018, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 1 —Shareholder Services Plan Fees

BNY Mellon Government Money Market Fund	$23,995
BNY Mellon National Municipal Money Market Fund	65

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 2 summarizes the amount each fund was charged during the period ended February 28, 2018 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were offset by earnings credits, also summarized in Table 2.

Table 2—Cash Management Agreement Fees
	Dreyfus Transfer, Inc. Cash Management Fees ($)	Dreyfus Transfer, Inc. Earnings Credits ($)
BNY Mellon Government Money Market Fund	9	(9)
BNY Mellon National Municipal Money Market Fund	5	(5)

26

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 3 summarizes the amount each fund was charged during the period ended February 28, 2018 pursuant to the custody agreement. These fees were partially offset by earnings credits for each relevant fund, also summarized in Table 3.

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 4 summarizes the amount each fund was charged during the period ended February 28, 2018 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 4 —The Bank of New York Mellon Cash Management Fees

BNY Mellon Government Money Market Fund	$2
BNY Mellon National Municipal Money Market Fund	1

During the period ended February 28, 2018, each fund was charged $5,495 for services performed by the Chief Compliance Officer and his staff.

Table 5 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

BNY Mellon National Municipal Money Market Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Trustees and/or common officers, complies with Rule 17a-7 under the Act. During the period ended February 28, 2018, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $196,945,000 and $150,585,000 respectively.

Table 3—Custody Agreement Fees
	Custody Fees ($)	Earnings Credits ($)
BNY Mellon Government Money Market Fund	17,356	(2,122)
BNY Mellon National Municipal Money Market Fund	23,371	(1,412)

Table 5—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)
BNY Mellon Government Money Market Fund	92,601	3,375	17,289	7,326
BNY Mellon National Municipal Money Market Fund	79,026	10	16,392	7,326

27

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon Government Money Market Fund	Class M: MLMXX	Investor: MLOXX
BNY Mellon National Municipal Money Market Fund	Class M: MOMXX	Investor: MNTXX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation	MFTSA0218-MM

The BNY Mellon Funds

BNY Mellon National Intermediate Municipal Bond Fund

BNY Mellon National Short-Term Municipal Bond Fund

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund

BNY Mellon Massachusetts Intermediate Municipal Bond Fund

BNY Mellon New York Intermediate Tax-Exempt Bond Fund

BNY Mellon Municipal Opportunities Fund

SEMIANNUAL REPORT February 28, 2018

Contents

THE FUNDS

FOR MORE INFORMATION

Back Cover

The views expressed herein are current to the date of this report. These views and the composition of the funds’ portfolios are subject to change at any time based on market and other conditions.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

The Funds

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for BNY Mellon Funds Trust, covering the six-month period from September 1, 2017 through February 28, 2018. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs while bonds generally lost a degree of value over the reporting period. Riskier sectors of the financial markets responded positively to growing corporate earnings, improving global economic conditions and the enactment of tax reform legislation. While the rally was relatively broad-based, growth stocks produced substantially higher returns than value-oriented stocks. International stocks also performed well amid more positive economic data from Europe, Japan, and the emerging markets. In the bond market, U.S. government securities and municipal bonds declined when short-term interest rates and inflation expectations increased, while lower-rated corporate-backed securities fared somewhat better in anticipation of improved business conditions.

The markets’ performance was supported by solid underlying fundamentals, including sustained economic growth, a robust labor market and strong consumer and business confidence. We currently expect these favorable conditions to persist, but we remain watchful for economic and political developments that could negatively affect the markets. Indeed, in February 2018, we witnessed a return of heightened volatility to the financial markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Sincerely,

Patrick T. Crowe
President
BNY Mellon Funds Trust

March 15, 2018

3

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2017 through February 28, 2018, as provided by John F. Flahive and Mary Collette O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon National Intermediate Municipal Bond Fund’s Class M shares produced a total return of -1.48%, and Investor shares produced a total return of -1.60%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of -1.87%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of -1.77% for the same period.3,4

Municipal bonds generally produced negative total returns during the reporting period due to bouts of market volatility stemming from rising interest rates and shifting supply-and-demand dynamics in the municipal securities market. The fund outperformed the Index, mainly due to a relatively short average duration and overweighted exposure to higher-yielding revenue-backed bonds.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will not exceed 8 years.

Supply-and-Demand Dynamics Drove Municipal Bonds

In the wake of a sustained market rally, municipal bonds during the reporting period encountered bouts of weakness due to negotiations surrounding federal tax reform legislation. As a result of this uncertainty, states, municipalities, and authorities rushed to market with a flood of newly issued bonds, which put upward pressure on yields and downward pressure on prices over the final months of 2017. Heightened market volatility continued through January 2018 despite a return to more favorable supply-and-demand dynamics early in the new year. Investors grew concerned that the Federal Reserve Board might raise short-term interest rates more than previously expected in an environment of greater fiscal stimulus, increased economic growth, accelerating inflation, and ballooning federal budget deficits. The market generally stabilized in February when investors’ inflation fears began to ease.

Yields climbed especially sharply among short-term securities, causing yield differences to narrow along the municipal bond market’s maturity spectrum. Lower-rated municipal bonds typically outperformed their higher-quality counterparts over the reporting period.

Credit conditions have remained sound in the strong economy, but growth in tax revenues has slowed nationally, and several states are facing pressure from underfunded pension systems.

Revenue-Backed Bonds Supported Fund Results

The fund’s performance relative to the Index was supported during the reporting period by a focus on higher-yielding revenue-backed bonds and relatively light holdings of state and local general obligation bonds. Results were particularly favorable from overweighted exposure to bonds backed by transportation facilities and an underweighted position in bonds issued on behalf of utilities. The fund further benefited from a relatively short average duration, which we achieved in part through the use of futures contracts. A “barbelled” yield curve strategy also proved favorable due to overweighted exposure to bonds with maturities of 20 years and more, which were balanced by relatively heavy positions in securities with one- to two-year maturities. From a credit quality perspective, the fund outperformed the Index in every credit rating tier, and results were particularly strong from an emphasis on bonds with BBB credit ratings.

Disappointments proved relatively mild during the reporting period. The fund’s holdings of municipal bonds with 10-year maturities proved especially vulnerable to bouts of heightened market volatility. In addition, overweighted exposure to bonds backed by revenues from health care facilities weighed to a degree on the fund’s relative results.

A Constructive Investment Posture

Market volatility surrounding the enactment of tax reform legislation and rising short-term interest rates appears to have eased. While sharply lower corporate tax rates could weigh on demand for municipal bonds from banks and insurance companies, we believe modestly lower personal tax rates seem unlikely to dampen demand from individual investors seeking tax-exempt current income. We anticipate that favorable supply-and-demand dynamics could continue to support municipal bond prices over the foreseeable future. In addition, municipal bonds historically have been less sensitive than U.S. Treasury securities to rising interest rates.

Therefore, we have maintained a constructive investment posture, including an emphasis on higher-yielding revenue bonds with longer maturities. However, we have also maintained the fund’s generally defensive duration posture amid rising interest rates, and we have maintained a “barbelled” yield curve exposure in anticipation of a further narrowing of yield differences along the market’s maturity spectrum.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

4

For the period from September 1, 2017 through February 28, 2018, as provided by John F. Flahive, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon National Short-Term Municipal Bond Fund’s Class M shares produced a total return of -0.50%, and Investor shares produced a total return of -0.63%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Short Index (the “Index”), produced a total return of -0.51%,2 and the fund’s former benchmark, the S&P Municipal Bond Short Index, produced a total return of -0.51% for the same period.3,4

Short-term municipal bonds generally produced mildly negative total returns during the reporting period due to bouts of market volatility stemming from rising interest rates and shifting supply-and-demand dynamics in the municipal securities market. The fund produced returns that were roughly in line with the Index.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal income tax. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the average effective portfolio maturity and the average effective portfolio duration of the fund’s portfolio will be less than three years.

Supply-and-Demand Dynamics Drove Municipal Bonds

In the wake of a sustained market rally, municipal bonds during the reporting period encountered bouts of weakness due to negotiations surrounding federal tax reform legislation. As a result of this uncertainty, states, municipalities, and authorities rushed to market with a flood of newly issued bonds, which put upward pressure on yields and downward pressure on prices over the final months of 2017. Heightened market volatility continued through January 2018 despite a return to more favorable supply-and-demand dynamics early in the new year. Investors grew concerned that the Federal Reserve Board might raise short-term interest rates more than previously expected in an environment of greater fiscal stimulus, increased economic growth, accelerating inflation, and ballooning federal budget deficits. The market generally stabilized in February when investors’ inflation fears began to ease.

Yields climbed especially sharply among short-term securities, causing yield differences to narrow along the municipal bond market’s maturity spectrum. Lower-rated municipal bonds typically outperformed their higher-quality counterparts over the reporting period.

Credit conditions have remained sound in the strong economy, but growth in tax revenues has slowed nationally, and several states are facing pressure from underfunded pension systems.

Revenue-Backed Bonds Supported Fund Results

The fund’s performance relative to the Index was supported during the reporting period by a focus on higher-yielding revenue-backed bonds and relatively light holdings of general obligation bonds. Results were particularly strong from overweighted exposure to bonds backed by transportation facilities and utilities. The fund’s holding of general obligation bonds from Texas, New York, and Pennsylvania also added value. The fund further benefited from a relatively short average duration. Our yield curve strategy also proved beneficial due to overweighted exposure to bonds with short-term maturities. From a credit quality perspective, the fund outperformed the Index in every credit rating tier, and results were particularly strong from an emphasis on bonds with A and BBB credit ratings.

These positive influences were balanced over the reporting period by a handful of investments that lagged market averages. Most notably, overweighted exposure to bonds backed by revenues from health care and education facilities weighed on the fund’s relative results.

A Constructive Investment Posture

Market volatility surrounding the enactment of tax reform legislation and rising short-term interest rates appears to have eased. While sharply lower corporate tax rates could weigh on demand for municipal bonds from banks and insurance companies, we believe modestly lower personal tax rates seem unlikely to dampen demand from individual investors seeking tax-exempt current income. We anticipate that favorable supply-and-demand dynamics could continue to support municipal bond prices over the foreseeable future. In addition, municipal bonds historically have been less sensitive than U.S. Treasury securities to rising interest rates.

Therefore, we have maintained a constructive investment posture, including an emphasis on higher-yielding revenue bonds. However, we have also maintained the fund’s generally defensive duration posture amid rising short-term interest rates, and we have maintained a focus on shorter-term securities.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Short Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Bloomberg L.P. — The S&P Municipal Bond Short Indexconsists of bonds in the S&P Municipal Bond Index with a minimum maturity of six months and a maximum maturity of up to, but not including, four years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Short Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Short Index until the S&P Municipal Bond Investment Grade Short Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

5

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2017 through February 28, 2018, as provided by Gregory J. Conant and Mary Collette O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund’s Class M shares produced a total return of -1.36%, and Investor shares produced a total return of -1.56%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of -1.87%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of -1.77% for the same period.3,4

Municipal bonds generally produced negative total returns during the reporting period amid rising interest rates and shifting supply-and-demand dynamics in the municipal securities market. The fund outperformed the Index mainly due to a relatively short average duration and overweighted exposure to higher yielding revenue-backed bonds.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal and Pennsylvania state personal income taxes. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between 3 and 10 years, and the average effective duration of the fund’s portfolio will not exceed 8 years.

Supply-and-Demand Dynamics Drove Municipal Bonds

In the wake of a sustained market rally, municipal bonds during the reporting period encountered bouts of weakness due to negotiations surrounding federal tax reform legislation. As a result of this uncertainty, states, municipalities, and authorities rushed to market with a flood of newly issued bonds, which put upward pressure on yields and downward pressure on prices over the final months of 2017. Heightened market volatility continued through January 2018 despite a return to more favorable supply-and-demand dynamics early in the new year. Investors grew concerned that the Federal Reserve Board might raise short-term interest rates more than previously expected in an environment of greater fiscal stimulus, increased economic growth, accelerating inflation, and ballooning federal budget deficits. The market generally stabilized in February when investors’ inflation fears began to ease.

Yields climbed especially sharply among short-term securities, causing yield differences to narrow along the municipal bond market’s maturity spectrum. Lower-rated municipal bonds typically outperformed their higher-quality counterparts over the reporting period.

Credit conditions have remained sound in the strong economy, but growth in tax revenues has slowed nationally, and several states, including Pennsylvania, are facing pressure from underfunded pension systems. While Pennsylvania generally has maintained a stable fiscal condition stemming from its diverse economic base, the state has been troubled by a relatively heavy debt burden.

Revenue-Backed Bonds Supported Fund Results

The fund’s performance relative to the Index was supported during the reporting period by a focus on higher-yielding revenue-backed bonds and relatively light holdings of general obligation bonds. Results were particularly strong from overweighted exposure to revenue bonds backed by utilities. Our security selection strategy also added value among general obligation bonds. The fund further benefited from a relatively short average duration, which we achieved in part through the use of futures contracts. A “barbelled” yield curve strategy also proved advantageous due to overweighted exposure to bonds with maturities of 20 years and more, which were balanced by relatively heavy positions in securities with one- to two-year maturities. From a credit quality perspective, the fund outperformed the Index among municipal bonds with “A” credit ratings.

On a more negative note, the fund’s holdings of municipal bonds with 10-year maturities proved especially vulnerable to bouts of heightened market volatility. Overweighted exposure to bonds backed by revenues from health care facilities and transportation projects also weighed on the fund’s relative results.

A Constructive Investment Posture

Market volatility surrounding the enactment of tax reform legislation and rising short-term interest rates appears to have eased. While sharply lower corporate tax rates could weigh on demand for municipal bonds from banks and insurance companies, we believe modestly lower personal tax rates seem unlikely to dampen demand from individual investors seeking tax-exempt current income. We anticipate that favorable supply-and-demand dynamics could continue to support municipal bond prices over the foreseeable future. In addition, municipal bonds historically have been less sensitive than U.S. Treasury securities to rising interest rates.

Therefore, we have maintained a constructive investment posture, including an emphasis on higher-yielding revenue bonds with longer maturities. However, we have also maintained the fund’s generally defensive duration posture amid rising interest rates, and we have maintained a “barbelled” yield curve exposure in anticipation of a further narrowing of yield differences along the market’s maturity spectrum.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Pennsylvania residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, the index is not subject to charges, fees, and other expenses and is not limited to investments principally in Pennsylvania municipal obligations. Investors cannot invest directly in any index.

3 Source: Lipper Inc.— The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

6

For the period from September 1, 2017 through February 28, 2018, as provided by Mary Collette O’Brien and Stephen J. O’Brien, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon Massachusetts Intermediate Municipal Bond Fund’s Class M shares produced a total return of -1.55%, and Investor shares produced a total return of -1.75%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of -1.87%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of -1.77% for the same period.3,4

Municipal bonds generally produced negative total returns during the reporting period amid rising interest rates and shifting supply-and-demand dynamics in the municipal securities market. The fund outperformed the Index, mainly due to a relatively short average duration and overweighted exposure to higher-yielding revenue-backed bonds.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal and Massachusetts state personal income taxes. The fund’s investments in municipal and taxable bonds must be rated investment grade at the time of purchase or, if unrated, deemed of comparable quality by the investment adviser.5 Generally, the fund’s average effective portfolio maturity will be between three and ten years, and the average effective duration of the fund’s portfolio will not exceed eight years.

Supply-and-Demand Dynamics Drove Municipal Bonds

In the wake of a sustained market rally, municipal bonds during the reporting period encountered bouts of weakness due to negotiations surrounding federal tax reform legislation. As a result of this uncertainty, states, municipalities, and authorities rushed to market with a flood of newly issued bonds, which put upward pressure on yields and downward pressure on prices over the final months of 2017. Heightened market volatility continued through January 2018 despite a return to more favorable supply-and-demand dynamics early in the new year. Investors grew concerned that the Federal Reserve Board might raise short-term interest rates more than previously expected in an environment of greater fiscal stimulus, increased economic growth, accelerating inflation, and ballooning federal budget deficits. The market generally stabilized in February when investors’ inflation fears began to ease.

Yields climbed especially sharply among short-term securities, causing yield differences to narrow along the municipal bond market’s maturity spectrum. Lower-rated municipal bonds typically outperformed their higher-quality counterparts over the reporting period.

Credit conditions have remained sound in the strong economy, but growth in tax revenues has slowed nationally. A number of states, including Massachusetts, are facing pressure from underfunded pension systems. Yet, Massachusetts has fared better than most states due to a diverse economic base and prudent budget management practices.

Revenue-Backed Bonds Supported Fund Results

The fund’s performance relative to the Index was supported during the reporting period by a focus on higher-yielding revenue-backed bonds and relatively light holdings of general obligation bonds. Results were particularly favorable from overweighted exposure to bonds backed by education facilities. The fund further benefited from a relatively short average duration, which we achieved in part through the use of futures contracts. A “barbelled” yield curve strategy also contributed positively to results due to overweighted exposure to bonds with maturities of 20 years and more, which were balanced by relatively heavy positions in securities with one- to two-year maturities. From a credit quality perspective, the fund outperformed the Index in every credit rating tier, and results were particularly strong from an emphasis on bonds with A and BBB credit ratings.

On a more negative note, the fund’s holdings of municipal bonds with maturities in 10 to 15 years proved especially vulnerable to bouts of heightened market volatility, and overweighted exposure to bonds backed by revenues from health care facilities also weighed on the fund’s relative results.

A Constructive Investment Posture

Market volatility surrounding the enactment of tax reform legislation and rising short-term interest rates appears to have eased. While sharply lower corporate tax rates could weigh on demand for municipal bonds from banks and insurance companies, we believe modestly lower personal tax rates seem unlikely to dampen demand from individual investors seeking tax-exempt current income. We anticipate that favorable supply-and-demand dynamics could continue to support municipal bond prices over the foreseeable future. In addition, municipal bonds historically have been less sensitive than U.S. Treasury securities to rising interest rates.

Therefore, we have maintained a constructive investment posture, including an emphasis on higher-yielding revenue bonds with longer maturities. However, we have also maintained the fund’s generally defensive duration posture amid rising interest rates, and we have maintained a “barbelled” yield curve exposure in anticipation of a further narrowing of yield differences along the market’s maturity spectrum.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-Massachusetts residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

5 The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines. The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation, and the rating of the issue. Changes in economic, business, or political conditions relating to a particular municipal project, municipality, or state in which the fund invests may have an impact on the fund’s share price.

7

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

For the period from September 1, 2017 through February 28, 2018, as provided by John F. Flahive and Gregory J. Conant, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon New York Intermediate Tax-Exempt Bond Fund’s Class M shares produced a total return of -1.52%, and Investor shares produced a total return of -1.64%.1 In comparison, the fund’s benchmark index, the S&P Municipal Bond Investment Grade Intermediate Index (the “Index”), produced a total return of -1.87%,2 and the fund’s former benchmark, the S&P Municipal Bond Intermediate Index, produced a total return of -1.77% for the same period.3,4

Municipal bonds generally produced negative total returns during the reporting period amid rising interest rates and shifting supply-and-demand dynamics in the municipal securities market. The fund outperformed the Index, mainly due to a relatively short average duration and overweighted exposure to higher-yielding revenue-backed bonds.

The Fund’s Investment Approach

The fund seeks as high a level of income exempt from federal, New York state, and New York City income taxes as is consistent with the preservation of capital. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in municipal bonds that provide income exempt from federal, New York state, and New York City personal income taxes. These municipal bonds include those issued by New York state and New York City as well as those issued by U.S. territories and possessions. Generally, the fund’s average effective portfolio maturity will be between three and 10 years.

Supply-and-Demand Dynamics Drove Municipal Bonds

In the wake of a sustained market rally, municipal bonds during the reporting period encountered bouts of weakness due to negotiations surrounding federal tax reform legislation. As a result of this uncertainty, states, municipalities, and authorities rushed to market with a flood of newly issued bonds, which put upward pressure on yields and downward pressure on prices over the final months of 2017. Heightened market volatility continued through January 2018 despite a return to more favorable supply-and-demand dynamics early in the new year. Investors grew concerned that the Federal Reserve Board might raise short-term interest rates more than previously expected in an environment of greater fiscal stimulus, increased economic growth, accelerating inflation, and ballooning federal budget deficits. The market generally stabilized in February when investors’ inflation fears began to ease.

Yields climbed especially sharply among short-term securities, causing yield differences to narrow along the municipal bond market’s maturity spectrum. Lower-rated municipal bonds typically outperformed their higher-quality counterparts over the reporting period.

Credit conditions have remained sound in the strong economy, but growth in tax revenues has slowed nationally, and several states are facing pressure from underfunded pension systems. New York has fared better than most states due to a diverse economic base, high wealth levels, and prudent budget management.

Revenue-Backed Bonds Supported Fund Results

The fund’s performance relative to the Index was supported during the reporting period by a focus on higher-yielding revenue-backed bonds and relatively light holdings of general obligation bonds. Results were particularly strong from overweighted exposure to bonds backed by education facilities, underweighted positions in bonds backed by utilities, and advantageous security selections among bonds issued on behalf of transportation facilities. The fund further benefited from a relatively short average duration, which we achieved in part through the use of futures contracts. A “barbelled” yield curve strategy also proved favorable due to overweighted exposure to bonds with maturities of 20 years and more, which were balanced by relatively heavy positions in securities with one- to two-year maturities. From a credit quality perspective, the fund outperformed the Index among municipal bonds with “AA” credit ratings.

On a more negative note, the fund’s holdings of municipal bonds with 10-year maturities proved especially vulnerable to bouts of heightened market volatility, and overweighted exposure to bonds backed by revenues from health care facilities also weighed on the fund’s relative results.

A Constructive Investment Posture

Market volatility surrounding the enactment of tax reform legislation and rising short-term interest rates appears to have eased. While sharply lower corporate tax rates could weigh on demand for municipal bonds from banks and insurance companies, we believe modestly lower personal tax rates seem unlikely to dampen demand from individual investors seeking tax-exempt current income. We anticipate that favorable supply-and-demand dynamics could continue to support municipal bond prices over the foreseeable future. In addition, municipal bonds historically have been less sensitive than U.S. Treasury securities to rising interest rates.

Therefore, we have maintained a constructive investment posture, including an emphasis on higher-yielding revenue bonds with longer maturities. However, we have also maintained the fund’s generally defensive duration posture amid rising interest rates, and we have maintained “barbelled” yield curve exposure in anticipation of a further narrowing of yield differences along the market’s maturity spectrum.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Fund Advisers pursuant to an agreement in effect through December 31, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Bloomberg L.P. — The S&P Municipal Bond Investment Grade Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The S&P Municipal Bond Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of 3 years and a maximum maturity of up to, but not including, 15 years as measured from the rebalancing date. Unlike a mutual fund, neither index is subject to charges, fees, and other expenses and is not limited to investments principally in New York municipal obligations. Investors cannot invest directly in any index.

4 The S&P Municipal Bond Investment Grade Intermediate Index was first calculated on March 19, 2013. Accordingly, the fund will continue to report the performance of the S&P Municipal Bond Intermediate Index until the S&P Municipal Bond Investment Grade Intermediate Index has been calculated for a 10-year period.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

8

For the period from September 1, 2017 through February 28, 2018, as provided by John F. Flahive, Portfolio Manager

Market and Fund Performance Overview

For the six-month period ended February 28, 2018, BNY Mellon Municipal Opportunities Fund’s Class M shares produced a total return of 0.41%, and Investor shares produced a total return of 0.29%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), produced a total return of -1.24% for the same period.2

Municipal bonds generally produced negative total returns during the reporting period due to bouts of market volatility stemming from rising interest rates and shifting supply-and-demand dynamics in the municipal securities market. The fund outperformed the Index, mainly due to a relatively short average duration and overweighted exposure to higher-yielding revenue-backed bonds.

The Fund’s Investment Approach

The fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation. This objective may be changed without shareholder approval. To pursue its goal, the fund normally invests at least 80% of its net assets in U.S. dollar-denominated fixed-income securities that provide income exempt from federal income tax (municipal bonds). While the fund typically invests in a diversified portfolio of municipal bonds, it may invest up to 20% of its assets in taxable fixed-income securities, including taxable municipal bonds and non-U.S. dollar-denominated foreign debt securities, such as Brady bonds and sovereign debt obligations.

We seek to deliver value-added excess returns (“alpha”) by applying an investment approach designed to identify and exploit relative value opportunities within the municipal bond market. Although the fund seeks to be diversified by geography and sector, it may at times invest a significant portion of its assets in a particular state or region or in a particular sector due to market conditions.

Supply-and-Demand Dynamics Drove Municipal Bonds

In the wake of a sustained market rally, municipal bonds during the reporting period encountered bouts of weakness due to negotiations surrounding federal tax reform legislation. As a result of this uncertainty, states, municipalities, and authorities rushed to market with a flood of newly issued bonds, which put upward pressure on yields and downward pressure on prices over the final months of 2017. Heightened market volatility continued through January 2018 despite a return to more favorable supply-and-demand dynamics early in the new year. Investors grew concerned that the Federal Reserve Board might raise short-term interest rates more than previously expected in an environment of greater fiscal stimulus, increased economic growth, accelerating inflation, and ballooning federal budget deficits. The market generally stabilized in February when investors’ inflation fears began to ease.

Yields climbed especially sharply among short-term securities, causing yield differences to narrow along the municipal bond market’s maturity spectrum. Lower-rated municipal bonds typically outperformed their higher-quality counterparts over the reporting period.

Credit conditions have remained sound in the strong economy, but growth in tax revenues has slowed nationally, and several states are facing pressure from underfunded pension systems.

Revenue-Backed Bonds Supported Fund Results

The fund’s performance compared to the Index was supported during the reporting period by a focus on higher yielding revenue-backed bonds and relatively light holdings of general obligation bonds. Results were particularly strong from overweighted exposure to bonds backed by hospitals, transportation facilities, and charter schools. The fund further benefited from a relatively short average duration, which we achieved in part through the use of futures contracts. Our yield curve strategy also proved beneficial due to overweighted exposure to bonds with long-term maturities. From a credit quality perspective, the fund outperformed the Index in every credit rating tier, and results were particularly strong from an emphasis on bonds with A and BBB credit ratings.

Disappointments proved relatively mild during the reporting period. The fund’s holdings of bonds issued by Puerto Rico and other U.S. territories weighed on the fund’s relative results.

A Constructive Investment Posture

Market volatility surrounding the enactment of tax reform legislation and rising short-term interest rates appears to have eased. While sharply lower corporate tax rates could weigh on demand for municipal bonds from banks and insurance companies, we believe modestly lower personal tax rates seem unlikely to dampen demand from individual investors seeking tax-exempt current income. We anticipate that favorable supply-and-demand dynamics could continue to support municipal bond prices over the foreseeable future. In addition, municipal bonds historically have been less sensitive than U.S. Treasury securities to rising interest rates.

Therefore, we have maintained a constructive investment posture, including an emphasis on lower-rated, higher-yielding revenue bonds with longer maturities. However, we have also maintained the fund’s generally defensive duration posture in an environment of rising interest rates.

March 15, 2018

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the USD-denominated long-term tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

9

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each fund from September 1, 2017 to February 28, 2018. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended February 28, 2018
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.46	$3.69
Ending value (after expenses)	$985.20	$984.00
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.47	$3.71
Ending value (after expenses)	$995.00	$993.70
Annualized expense ratio (%)	.50	.75
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.45	$4.67
Ending value (after expenses)	$986.40	$984.40
Annualized expense ratio (%)	.70	.95
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.61	$3.83
Ending value (after expenses)	$984.50	$982.50
Annualized expense ratio (%)	.53	.78
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.90	$4.13
Ending value (after expenses)	$984.80	$983.60
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.63	$4.87
Ending value (after expenses)	$1,004.10	$1,002.90
Annualized expense ratio (%)	.73	.98

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended February 28, 2018
	Class M	Investor Shares
BNY Mellon National Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.51	$3.76
Ending value (after expenses)	$1,022.32	$1,021.08
Annualized expense ratio (%)	.50	.75
BNY Mellon National Short-Term Municipal Bond Fund
Expenses paid per $1,000†	$2.51	$3.76
Ending value (after expenses)	$1,022.32	$1,021.08
Annualized expense ratio (%)	.50	.75
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$3.51	$4.76
Ending value (after expenses)	$1,021.32	$1,020.08
Annualized expense ratio (%)	.70	.95
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Expenses paid per $1,000†	$2.66	$3.91
Ending value (after expenses)	$1,022.17	$1,020.93
Annualized expense ratio (%)	.53	.78
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Expenses paid per $1,000†	$2.96	$4.21
Ending value (after expenses)	$1,021.87	$1,020.63
Annualized expense ratio (%)	.59	.84
BNY Mellon Municipal Opportunities Fund
Expenses paid per $1,000†	$3.66	$4.91
Ending value (after expenses)	$1,021.17	$1,019.93
Annualized expense ratio (%)	.73	.98

† Expenses are equal to each fund’s annualized expense ratios as shown above, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

11

STATEMENT OF INVESTMENTS
February 28, 2018 (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2%
Alabama - .6%
Alabama 21st Century Authority, Tobacco Settlement Revenue	5.00	6/1/20	1,500,000	1,610,370
Alabama 21st Century Authority, Tobacco Settlement Revenue	5.00	6/1/21	1,240,000	1,362,934
Birmingham Waterworks Board, Water Revenue, Refunding	4.00	1/1/35	5,585,000	5,803,932
Black Belt Energy Gas District, Gas Supply Revenue	4.00	6/1/21	5,000,000	5,285,250
				14,062,486
Alaska - .3%
Alaska, International Airports System Revenue	5.00	10/1/32	5,000,000	5,695,250
Arizona - .4%
Maricopa County Industrial Development Authority, Revenue (Banner Health)	5.00	1/1/27	5,000,000	5,915,250
Salt River Agricultural Improvement & Power District, Revenue, Refunding (Salt River Electric System Project)	5.00	1/1/33	2,000,000	2,364,440
				8,279,690
Arkansas - .2%
University of Arkansas, Revenue	5.00	11/1/33	500,000	586,540
University of Arkansas, Revenue	5.00	11/1/34	1,100,000	1,285,339
University of Arkansas, Revenue	5.00	11/1/36	580,000	674,024
University of Arkansas, Revenue	5.00	11/1/37	900,000	1,043,451
University of Arkansas, Revenue	5.00	11/1/38	800,000	926,064
				4,515,418
California - 15.1%
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue	5.00	10/1/34	1,500,000	1,683,210
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/35	2,050,000	2,324,905
Anaheim Housing and Public Improvement Authority, Revenue, Refunding	5.00	10/1/33	3,000,000	3,348,090
Anaheim Housing and Public Improvement Authority, Revenue, Refunding	5.00	10/1/34	3,250,000	3,620,565
Anaheim Housing and Public Improvement Authority, Revenue, Refunding	5.00	10/1/35	2,485,000	2,763,320
Anaheim Housing and Public Improvement Authority, Revenue, Refunding	5.00	10/1/36	1,750,000	1,943,358
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge Revenue	2.00	4/1/21	5,000,000	5,020,050
Bay Area Toll Authority, Toll Bridge Revenue, Refunding (San Francisco Bay Area Subordinate Toll Bridge)	4.00	4/1/35	10,000,000	10,617,800
California, GO (Various Purpose)	5.00	12/1/23	12,500,000	14,518,625
California, GO (Various Purpose)	5.00	12/1/23	2,500,000	2,903,725
California, GO (Various Purpose)	5.25	9/1/29	10,000,000	11,537,500
California, GO (Various Purpose)	4.00	9/1/31	10,000,000	10,706,400
California, GO (Various Purpose)	6.50	4/1/33	8,750,000	9,227,750

12

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2% (continued)
California - 15.1% (continued)
California, GO, Refunding (Various Purpose)	5.00	11/1/25	5,000,000		5,947,350
California Department of Water Resources, Water System Revenue (Central Valley Project) (Escrowed to Maturity)	5.00	12/1/19	115,000		121,975
California Health Facilities Financing Authority, Revenue (Adventist Health System/West)	4.00	3/1/33	7,500,000		7,807,800
California Health Facilities Financing Authority, Revenue (City of Hope)	5.00	11/15/23	1,500,000		1,706,040
California Health Facilities Financing Authority, Revenue (City of Hope)	5.00	11/15/24	1,600,000		1,811,296
California Health Facilities Financing Authority, Revenue (Lucie Salter Packard Children's Hospital at Sanford)	5.00	11/15/42	825,000		944,287
California Health Facilities Financing Authority, Revenue (Lucie Salter Packard Children's Hospital at Sanford)	4.00	11/15/47	1,120,000		1,145,301
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.25	10/1/18	8,500,000	[a]	8,747,520
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.25	10/1/18	4,000,000	[a]	4,116,480
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	60,000	[a]	61,816
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	3,440,000	[a]	3,544,094
California Health Facilities Financing Authority, Revenue, Refunding (Stanford Health Care)	5.00	11/15/32	8,240,000		9,724,518
California Infrastructure and Economic Development Bank, Infrastructure State Revolving Fund Revenue	4.00	10/1/45	8,275,000		8,635,376
California Municipal Finance Authority, Revenue, Refunding (Pomona College)	4.00	1/1/48	2,500,000		2,594,675
California State Public Works Board, LR (Various Capital Projects)	5.00	10/1/20	2,000,000		2,173,860
California Statewide Communities Development Authority, Mortgage Revenue (Methodist Hospital of Southern California Project) (Collateralized; FHA) (Prerefunded)	6.25	8/1/19	4,120,000	[a]	4,380,137
California Statewide Communities Development Authority, Revenue (Saint Joseph Health System) (Insured; Assured Guaranty Municipal Corp.) (Escrowed to Maturity)	4.50	7/1/18	590,000		596,490
Escondido Union School District, GO	5.00	8/1/25	1,320,000		1,569,559
Evergreen School District, GO	4.00	8/1/41	5,000,000		5,198,350
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/29	10,680,000		11,923,686
Golden State Tobacco Securitization Corporation, Enhanced Tobacco Settlement Asset-Backed Bonds	5.00	6/1/32	2,000,000		2,279,680
Long Beach Unified School District, GO	4.00	8/1/38	10,300,000		10,802,537
Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport)	5.25	5/15/26	15,520,000		16,726,835
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/33	4,000,000	[b]	2,273,200
Port of Oakland, Revenue	5.00	5/1/23	1,875,000		2,051,400
Riverside County Transportation Commission, Sales Tax Revenue (Prerefunded)	5.25	6/1/23	5,000,000	[a]	5,832,600
Sacramento County Sanitation Districts Financing Authority, Subordinate Lien Revenue (Sacramento Regional County Sanitation District) (Insured; FGIC), 3 Month LIBOR + .53%	1.52	12/1/35	10,000,000	[c]	9,660,900

13

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2% (continued)
California - 15.1% (continued)
Sacramento County Water Financing Authority, Revenue (Sacramento County Water Agency Zones 40 and 41 Water System Project) (Insured; National Public Finance Guarantee Corp.), 3 Month LIBOR + .55%	1.54	6/1/34	8,000,000	[c]	7,747,600
San Diego Unified School District, GO	4.00	7/1/37	4,000,000		4,203,440
San Francisco City & County Commission International Airport, Revenue, Refunding	5.00	5/1/25	10,500,000		12,196,695
San Francisco City & County Public Utilities Commission, Revenue	5.00	11/1/33	4,000,000		4,594,320
San Francisco City & County Public Utilities Commission, Revenue	5.00	11/1/34	5,000,000		5,719,850
San Francisco City & County Public Utilities Commission, Revenue	5.00	11/1/35	4,000,000		4,565,360
San Francisco City & County Public Utilities Commission, Water Revenue	5.00	11/1/39	5,090,000		5,786,108
San Francisco City and County, CP (Moscone Convention Center Expansion Project)	4.00	4/1/37	11,000,000		11,467,390
San Francisco Community College District, GO	5.00	6/15/29	5,000,000		5,871,400
San Jose Airport, Revenue	5.00	3/1/42	1,000,000		1,139,760
San Jose Airport, Revenue	5.00	3/1/47	1,750,000		1,987,248
Southern California Public Power Authority, Gas Project Revenue (Project Number 1)	5.25	11/1/20	4,000,000		4,347,440
Southern California Public Power Authority, Revenue (Apex Power Project)	5.00	7/1/30	1,000,000		1,157,550
Southern California Public Power Authority, Revenue (Apex Power Project)	5.00	7/1/31	3,855,000		4,450,096
Southern California Public Power Authority, Revenue (Apex Power Project)	5.00	7/1/33	3,380,000		3,880,341
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/21	1,325,000		1,466,192
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/26	6,610,000		7,795,966
University of California, Revenue, Refunding (Limited Project)	4.00	5/15/37	5,000,000		5,227,550
University of California Regents, General Revenue	5.00	5/15/31	9,000,000		10,506,600
University of California Regents, Limited Project Revenue	5.00	5/15/30	11,000,000		12,833,590
				329,537,556
Colorado - 1.4%
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	6.00	10/1/23	2,000,000		2,045,800
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,600,000		1,639,664
Colorado School of Mines Institutional Enterprise, Revenue, Refunding	4.00	12/1/42	1,750,000		1,792,560
Mesa County Valley School District Grand Junction, GO	5.50	12/1/35	4,000,000		4,877,360
Mesa County Valley School District Grand Junction, GO	5.50	12/1/37	2,000,000		2,427,300

14

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Colorado - 1.4% (continued)
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	5.75	11/15/18	520,000	534,633
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.13	11/15/23	5,350,000	6,340,178
Regional Transportation District, CP, Refunding	5.50	6/1/22	450,000	486,702
Regional Transportation District, CP, Refunding (Prerefunded)	5.50	6/1/20	1,750,000	[a] 1,898,383
Regional Transportation District of Colorado, COP (Lease Purchase Agreement)	5.00	6/1/19	1,750,000	1,823,588
Regional Transportation District of Colorado, COP (Lease Purchase Agreement)	5.00	6/1/20	2,700,000	2,899,287
University of Colorado, Enterprise Revenue, Refunding	4.00	6/1/35	3,000,000	3,157,170
				29,922,625
Connecticut - 1.6%
Connecticut, GO	5.00	11/15/21	9,430,000	10,339,052
Connecticut, GO	5.00	4/15/22	5,000,000	5,498,650
Connecticut, GO	4.00	6/15/30	3,000,000	3,101,460
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure)	5.00	9/1/28	10,000,000	11,345,900
Connecticut Health and Educational Facilities Authority, Revenue, Refunding (Sacred Heart University)	5.00	7/1/42	2,000,000	2,218,460
Connecticut Housing Finance Authority, Revenue, Refunding (Housing Finance Program)	4.00	11/15/47	2,500,000	2,655,700
				35,159,222
Delaware - .7%
Delaware River and Bay Authority, Revenue	5.00	1/1/21	2,000,000	2,169,440
Delaware River and Bay Authority, Revenue	5.00	1/1/22	2,710,000	2,997,721
Delaware River and Bay Authority, Revenue	5.00	1/1/23	1,500,000	1,685,580
Delaware River and Bay Authority, Revenue	5.00	1/1/24	1,000,000	1,138,900
University of Delaware, Revenue	5.00	11/1/27	5,440,000	6,173,856
				14,165,497
District of Columbia - .9%
District of Columbia, Revenue, Refunding (Kipp DC Issue)	5.00	7/1/42	5,955,000	6,608,561
District of Columbia, Revenue, Refunding (Kipp DC Project)	5.00	7/1/37	5,810,000	6,478,150
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/23	4,250,000	4,663,652
Metropolitan Washington Airports Authority, Airport System Revenue	5.00	10/1/24	2,500,000	2,735,200
				20,485,563
Florida - 3.0%
Florida Department of Transportation, State Infrastructure Bank Revenue	5.00	7/1/19	4,220,000	4,271,948
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/21	2,500,000	2,768,825
Lee County, Airport Revenue	5.50	10/1/23	3,565,000	3,966,633

15

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Florida - 3.0% (continued)
Lee County, Airport Revenue	5.50	10/1/24	5,000,000		5,543,900
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/25	3,165,000		3,458,111
Miami-Dade County School Board, COP (Master Lease Purchase Agreement with Miami-Dade County School Board Foundation, Inc.)	5.00	5/1/26	5,600,000		6,437,592
Miami-Dade County Water & Sewer System, Revenue, Refunding	5.00	10/1/30	3,000,000		3,445,710
Miami-Dade County Water & Sewer System, Revenue, Refunding	5.00	10/1/31	7,920,000		9,073,390
Miami-Dade County Water & Sewer System, Revenue, Refunding	5.00	10/1/32	3,765,000		4,296,769
Orange County, Tourist Development Tax Revenue	4.00	10/1/32	5,000,000		5,301,800
Palm Beach County School Board, COP (Master Lease Purchase Agreement with the Palm Beach School Board Leasing Corporation)	5.00	8/1/27	4,595,000		5,307,363
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	240,000	[a]	245,393
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	245,000	[a]	250,505
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	210,000	[a]	214,719
Sarasota County, Revenue (Environmentally Sensitive Lands and Parkland Program) (Prerefunded)	5.25	10/1/18	1,790,000	[a]	1,831,277
Tallahassee, Energy System Revenue	5.00	10/1/35	5,000,000		5,628,000
Tampa Sports Authority, Local Option Sales Tax Revenue (Stadium Project)	5.00	1/1/24	90,000		103,451
Tampa Sports Authority, Local Option Sales Tax Revenue (Stadium Project)	5.00	1/1/25	2,865,000		3,333,571
				65,478,957
Georgia - 1.8%
Atlanta Water and Wastewater, Revenue	5.00	11/1/37	3,375,000		3,925,192
Burke County Development Authority, PCR (Georgia Power Company Plant Vogtle Project)	2.35	12/11/20	7,500,000		7,481,850
Cobb County Development Authority, Revenue (Georgia Tech Cobb Research Campus)	4.00	6/1/42	1,600,000		1,647,344
Cobb County Kennestone Hospital Authority, Revenue, Refunding (Wellstar Health Systems)	5.00	4/1/35	2,000,000		2,243,540
Cobb County Kennestone Hospital Authority, Revenue, Refunding (Wellstar Health Systems)	5.00	4/1/36	2,710,000		3,033,276
Cobb County Kennestone Hospital Authority, Revenue, Refunding (Wellstar Health Systems)	5.00	4/1/37	2,845,000		3,177,296
DeKalb County, Water and Sewerage Revenue	5.25	10/1/36	3,500,000		3,883,425
Main Street Natural Gas Inc., Gas Project Revenue	6.38	7/15/38	1,335,000	[d]	13,350
Main Street Natural Gas Incorporated, Gas Supply Revenue	4.00	9/1/23	5,000,000		5,383,000
Private Colleges and Universities Authority, Revenue (Emory University)	5.00	9/1/41	6,990,000		7,670,057
				38,458,330

16

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Hawaii - 1.1%
Hawaii, GO	5.00	5/1/25	10,750,000	12,625,660
Hawaii, GO	5.00	10/1/28	5,000,000	5,892,200
Honolulu City & County, GO, Refunding	4.00	10/1/34	4,230,000	4,446,364
				22,964,224
Idaho - .7%
Idaho Health Facilities Authority, Revenue (Trinity Health Credit Group)	5.00	12/1/33	5,000,000	5,511,150
University of Idaho Regents, General Revenue	5.25	4/1/21	9,515,000	10,407,412
				15,918,562
Illinois - 3.9%
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/22	4,615,000	5,113,974
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/23	2,000,000	2,255,240
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/24	5,000,000	5,723,750
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/25	4,450,000	5,162,623
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/25	7,055,000	7,890,100
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/26	2,000,000	2,339,560
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/27	2,500,000	2,901,400
Chicago, GO	5.00	1/1/24	4,500,000	4,862,880
Chicago, GO	5.00	1/1/26	3,000,000	3,229,590
Chicago, GO	5.50	1/1/35	3,750,000	3,988,575
Chicago, GO	5.50	1/1/37	3,500,000	3,705,730
Chicago, GO (Neighborhoods Alive 21 Program)	5.25	1/1/22	1,000,000	1,084,200
Chicago, GO (Project and Refunding Series) (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/26	1,995,000	2,000,586
Chicago, Second Lien Wastewater Transmission Revenue	5.00	1/1/24	3,000,000	3,359,520
Chicago, Second Lien Wastewater Transmission Revenue	5.00	1/1/25	2,110,000	2,385,503
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues) (Insured; AMBAC)	5.50	12/1/18	1,605,000	1,637,341
Illinois, GO	5.00	8/1/19	10,000,000	10,326,600
Illinois, GO	5.00	9/1/19	185,000	185,270
Illinois, GO	5.00	8/1/23	5,000,000	5,251,000

17

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Illinois - 3.9% (continued)
Illinois, GO	5.25	2/1/28	6,000,000	6,048,720
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/20	5,000,000	5,259,850
				84,712,012
Kansas - 1.2%
Kansas Department of Transportation, Highway Revenue	5.00	9/1/27	5,000,000	5,800,600
Kansas Department of Transportation, Highway Revenue	5.00	9/1/28	6,000,000	6,945,060
Kansas Development Finance Authority, Revenue (University of Kansas Projects)	4.00	5/1/21	3,370,000	3,528,794
Wichita, Water and Sewer Utility Revenue	5.00	10/1/21	7,990,000	8,863,866
				25,138,320
Kentucky - 1.5%
Kentucky Property and Buildings Commission, Revenue (Project Number 112)	5.00	11/1/22	5,000,000	5,567,900
Kentucky Public Energy Authority, Gas Supply Revenue	4.00	4/1/24	7,500,000	8,038,875
Kentucky State Property and Buildings Commission, Revenue (Project Number 100)	5.00	8/1/21	1,785,000	1,953,415
Kentucky State Property and Buildings Commission, Revenue (Project Number 112) (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/28	5,150,000	5,882,381
University of Kentucky General Receipt, Revenue	4.00	10/1/32	10,000,000	10,616,700
				32,059,271
Louisiana - 1.1%
Louisiana, GO	5.00	8/1/26	5,000,000	5,723,650
Louisiana Citizens Property Insurance Corporation, Assessment Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/21	5,000,000	5,497,350
Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue (Louisiana Community and Technical College System Facilities Corporation Project) (Prerefunded)	5.00	10/1/20	5,000,000	[a] 5,425,350
Louisiana Public Facilities Authority, Revenue (CHRISTUS Health Obligated Group)	6.00	7/1/29	2,000,000	2,109,340
Louisiana Public Facilities Authority, Revenue (Loyola University Project)	5.00	10/1/41	6,000,000	6,196,080
				24,951,770
Maine - .1%
Maine Health and Higher Educational Facilities Authority, Revenue, Refunding (Colby College)	5.00	7/1/39	1,475,000	1,659,272
Maryland - 3.4%
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/29	4,640,000	5,275,541
Anne Arundel County, Consolidated General Improvements GO	5.00	4/1/30	4,640,000	5,273,174
Cecil County, GO, Refunding	5.00	8/1/27	3,085,000	3,719,677
Maryland, GO (State and Local Facilities Loan)	4.00	6/1/27	10,000,000	10,880,400
Maryland Department of Transportation, Consolidated Transportation Revenue	4.00	11/1/27	10,000,000	10,870,400
Maryland Economic Development Corporation, Private Activity Revenue (Purple Line Light Rail Project) (Green Bonds)	5.00	3/31/24	6,000,000	6,541,740

18

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Maryland - 3.4% (continued)
Maryland Health and Higher Educational Facilities Authority, Revenue	5.00	5/15/42	2,500,000		2,771,975
Maryland Health and Higher Educational Facilities Authority, Revenue, Refunding (Lifebridge Health)	5.00	7/1/31	1,000,000		1,149,390
Maryland Health and Higher Educational Facilities Authority, Revenue, Refunding (Lifebridge Health)	5.00	7/1/33	1,000,000		1,142,430
Maryland Health and Higher Educational Facilities Authority, Revenue, Refunding (Lifebridge Health)	5.00	7/1/34	1,300,000		1,479,543
Montgomery County, Consolidated Public Improvement GO	4.00	12/1/30	12,000,000		12,732,960
Montgomery County, Consolidated Public Improvement GO (Prerefunded)	5.00	11/1/24	10,000,000	[a]	11,760,300
				73,597,530
Massachusetts - 3.4%
Massachusetts, Commonwealth Transportation Fund Revenue (Rail Enhancement and Accelerated Bridge Programs)	4.00	6/1/46	10,000,000		10,318,900
Massachusetts, GO	4.50	12/1/43	15,000,000		16,144,200
Massachusetts, GO (Insured; National Public Finance Guarantee Corp.)	5.50	10/1/20	3,285,000		3,606,700
Massachusetts, GO, 3 Month LIBOR + .46%	1.65	11/1/18	2,000,000	[c]	2,000,660
Massachusetts Development Finance Agency, Revenue (Emmanuel College Issue)	5.00	10/1/33	5,000,000		5,508,750
Massachusetts Development Finance Agency, Revenue (Suffolk University)	5.00	7/1/34	1,000,000		1,115,950
Massachusetts Development Finance Agency, Revenue (Suffolk University)	5.00	7/1/35	1,000,000		1,111,750
Massachusetts Development Finance Agency, Revenue (Suffolk University)	5.00	7/1/36	850,000		941,426
Massachusetts Development Finance Agency, Revenue, Refunding (Partners Healthcare System Issue)	4.00	7/1/35	5,000,000		5,159,950
Massachusetts Development Finance Agency, Revenue, Refunding (Partners Healthcare System Issue)	4.00	7/1/36	10,000,000		10,294,900
Massachusetts Development Finance Agency, Special Obligation Revenue (Commonwealth Contract Assistance)	5.00	5/1/44	2,505,000		2,766,772
Massachusetts School Building Authority, Sales Tax Revenue, Refunding	5.00	2/15/35	3,100,000		3,491,437
Massachusetts School Building Authority, Sales Tax Revenue, Refunding	5.00	2/15/36	3,500,000		3,935,785
Massachusetts School Building Authority, Sales Tax Revenue, Refunding	5.00	2/15/37	1,000,000		1,122,760
Massachusetts Water Pollution Abatement Trust, Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	380,000		381,364
The Commonwealth of Massachusetts, GO	4.00	2/1/29	5,000,000		5,375,650
				73,276,954
Michigan - 3.4%
Detroit, Water Supply System Second Lien Revenue (Insured; FGIC)	5.75	7/1/22	7,000,000		7,102,480
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/22	2,400,000		2,705,952
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/29	10,000,000		11,325,200
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/33	5,000,000		5,601,250
Michigan Finance Authority, Hospital Revenue, Refunding (Trinity Health Credit Group)	5.00	12/1/34	5,000,000		5,721,250

19

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Michigan - 3.4% (continued)
Michigan Finance Authority, Hospital Revenue, Refunding (Trinity Health Credit Group)	5.00	12/1/35	5,750,000	6,553,677
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/31	10,000,000	11,056,300
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/35	5,000,000	5,492,050
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/39	7,095,000	7,717,515
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/26	1,875,000	2,124,338
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/27	3,000,000	3,385,890
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/28	2,500,000	2,809,225
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/26	2,500,000	2,832,450
				74,427,577
Minnesota - .7%
Minneapolis, Health Care System Revenue (Fairview Health Services) (Prerefunded)	6.63	11/15/18	12,000,000	[a] 12,436,680
Minnesota Housing Finance Agency Residential Housing Finance, Revenue (Insured: GNMA, FNMA, FHLMC)	4.00	7/1/47	1,945,000	2,052,286
Western Minnesota Municipal Power Agency, Power Supply Revenue	5.00	1/1/22	1,500,000	1,668,615
				16,157,581
Mississippi - .7%
Mississippi, GO, Refunding	5.00	10/1/30	8,000,000	9,396,320
Mississippi, GO, Refunding	5.00	10/1/31	4,600,000	5,386,094
Southern Mississippi Educational Building Corporation, Revenue (Facilities Refinancing Project)	5.00	9/1/24	450,000	519,705
Southern Mississippi Educational Building Corporation, Revenue (Facilities Refinancing Project)	5.00	9/1/25	250,000	291,930
Southern Mississippi Educational Building Corporation, Revenue (Facilities Refinancing Project)	5.00	9/1/26	550,000	648,681
				16,242,730
Missouri - 2.0%
Kansas City Sanitation Sewer System, Revenue, Refunding	5.00	1/1/23	775,000	850,524
Kansas City Sanitation Sewer System, Revenue, Refunding	5.00	1/1/25	800,000	898,168
Kansas City Sanitation Sewer System, Revenue, Refunding	5.00	1/1/27	700,000	797,139
Kansas City Sanitation Sewer System, Revenue, Refunding	5.00	1/1/29	525,000	600,065

20

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Missouri - 2.0% (continued)
Kansas City Sanitation Sewer System, Revenue, Refunding	5.00	1/1/31	525,000	594,227
Kansas City Sanitation Sewer System, Revenue, Refunding	5.00	1/1/33	475,000	533,211
Kansas City Sanitation Sewer System, Revenue, Refunding	5.00	1/1/34	350,000	391,423
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs)	5.00	7/1/21	1,505,000	1,663,567
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs)	5.00	7/1/23	2,125,000	2,441,115
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs)	5.00	1/1/26	750,000	857,903
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs) (Escrowed to Maturity)	5.00	7/1/21	45,000	49,618
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs) (Escrowed to Maturity)	5.00	7/1/22	65,000	73,164
Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue (State Revolving Funds Programs) (Escrowed to Maturity)	5.00	7/1/23	75,000	85,871
Missouri Health & Educational Facilities Authority, Revenue, Refunding (Mercy Health)	4.00	11/15/36	1,300,000	1,353,027
Missouri Health & Educational Facilities Authority, Revenue, Refunding (Mercy Health)	4.00	11/15/37	1,250,000	1,287,488
Missouri Health and Educational Facilities Authority, Educational Facilities Revenue (Saint Louis University)	5.00	10/1/38	2,000,000	2,252,040
Missouri Highways and Transportation Commission, First Lien State Road Revenue	5.00	5/1/23	25,625,000	29,351,131
				44,079,681
Montana - .2%
Montana Board of Housing, SFMR	3.50	6/1/44	4,480,000	4,682,317
Nebraska - .2%
Omaha Public Power District Electric System, Revenue, Refunding	5.00	2/1/34	3,500,000	4,055,590
Nevada - .7%
Clark County School District, GO, Refunding	5.00	6/15/26	7,765,000	8,970,516
Clark County School District, GO, Refunding	5.00	6/15/36	5,000,000	5,531,800
				14,502,316
New Jersey - 4.9%
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/21	10,000,000	10,826,400
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/24	5,000,000	5,447,500
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	6/15/20	5,000,000	5,281,600
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.50	12/15/19	1,410,000	1,493,557

21

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2% (continued)
New Jersey - 4.9% (continued)
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	5,000,000		5,377,450
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	3/1/25	13,000,000		14,066,520
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/23	10,000,000		11,301,600
New Jersey Educational Facilities Authority, Revenue (University of Medicine and Dentistry of New Jersey Issue) (Prerefunded)	7.50	6/1/19	3,750,000	[a]	4,020,525
New Jersey Health Care Facilities Financing Authority, Revenue (Barnabas Health Issue)	5.00	7/1/22	1,830,000		2,055,346
New Jersey Health Care Facilities Financing Authority, Revenue (Barnabas Health Issue)	5.00	7/1/24	3,005,000		3,341,921
New Jersey Health Care Facilities Financing Authority, Revenue (Meridian Health System Obligated Group Issue)	5.00	7/1/19	2,000,000		2,088,320
New Jersey Health Care Facilities Financing Authority, Revenue (Trinitas Regional Medical Center Obligated Group Issue)	5.00	7/1/24	1,000,000		1,129,250
New Jersey Health Care Facilities Financing Authority, Revenue (Trinitas Regional Medical Center Obligated Group Issue)	5.00	7/1/25	1,060,000		1,203,757
New Jersey Health Care Facilities Financing Authority, Revenue (Trinitas Regional Medical Center Obligated Group Issue)	5.00	7/1/26	1,000,000		1,137,730
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.25	12/15/21	3,000,000		3,273,450
New Jersey Transportation Trust Fund Authority, (Transportation System)	5.50	6/15/31	5,000,000		5,350,900
New Jersey Transportation Trust Fund Authority, (Transportation System) (Insured; National Public Finance Guarantee Corp.)	5.50	12/15/21	10,000,000		11,057,800
New Jersey Transportation Trust Fund Authority, Revenue (Transit Systems) (Insured; National Public Finance Guarantee Corporation)	5.75	6/15/25	4,245,000		4,925,389
New Jersey Transportation Trust Fund Authority, Transportation Program Bonds	5.00	6/15/19	10,000,000		10,360,600
Rutgers The State University, GO	5.00	5/1/21	2,000,000		2,194,640
				105,934,255
New Mexico - .2%
New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue	5.00	8/1/19	5,000,000		5,226,600
New York - 12.9%
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/15/32	750,000		786,525
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/15/33	900,000		939,618
Brooklyn Arena Local Development Corporation, PILOT Revenue (Barclays Center) (Insured; Assured Guaranty Municipal Corp.)	4.00	7/15/34	1,000,000		1,041,690
Hudson Yards Infrastructure Corporation Second Indenture, Revenue	5.00	2/15/32	7,000,000		8,091,930
Long Island Power Authority, Electric System Revenue	5.00	9/1/47	1,500,000		1,692,105
Metropolitan Transportation Authority, Revenue (Dedicated Tax Fund) (Climate Board Certified Green Bond)	5.25	11/15/33	5,000,000		6,001,350

22

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2% (continued)
New York - 12.9% (continued)
Metropolitan Transportation Authority, Revenue, Refunding	5.00	11/15/26	5,000,000		5,911,950
Metropolitan Transportation Authority, Revenue, Refunding	4.00	11/15/38	10,000,000		10,318,800
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	2,250,000		2,331,203
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/31	10,000,000		11,513,200
Metropolitan Transportation Authority, Transportation Revenue (Prerefunded)	6.50	11/15/18	9,030,000	[a]	9,357,879
Metropolitan Transportation Authority Hudson Rail Yards Trust, Obligations Revenue	5.00	11/15/51	5,000,000		5,431,900
Monroe County Industrial Development Corporation, Revenue (University of Rochester Project)	5.00	7/1/30	2,000,000		2,357,220
Nassau County, GO	5.00	4/1/35	4,845,000		5,478,484
New York City, GO	5.00	8/1/23	5,000,000		5,727,250
New York City, GO	5.00	8/1/24	5,000,000		5,800,650
New York City, GO	5.00	8/1/26	5,660,000		6,315,485
New York City, GO	5.00	8/1/28	16,000,000		17,587,200
New York City, GO	5.25	3/1/35	7,000,000		8,321,530
New York City Transitional Finance Authority, Future Tax Revenue	5.00	2/1/34	7,000,000		7,953,190
New York City Transitional Finance Authority, Future Tax Revenue	5.00	11/1/38	4,015,000		4,532,855
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	2/1/23	8,325,000		9,075,332
New York Counties Tobacco Trust VI, Tobacco Settlement Pass-Through Bonds	5.00	6/1/45	2,000,000		2,127,640
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.15	11/15/34	3,500,000	[e]	3,826,900
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	11,400,000	[e]	12,063,822
New York State Dormitory Authority, Revenue (Columbia University)	5.00	10/1/41	7,500,000		8,161,800
New York State Dormitory Authority, Revenue (Consolidated City University System) (Insured; Assured Guaranty Municipal Corp.)	5.75	7/1/18	45,000		45,679
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/31	5,165,000		5,874,929
New York State Dormitory Authority, State Personal Income Tax Revenue (General Purpose)	5.00	2/15/33	25,000,000		28,622,500
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/34	2,500,000		2,830,175
New York State Thruway Authority, General Revenue	5.00	1/1/32	3,000,000		3,413,610
New York State Urban Development Corporation, State Personal Income Tax Revenue	5.00	3/15/23	10,845,000		12,346,056
New York State Urban Development Corporation, State Personal Income Tax Revenue	5.00	3/15/25	5,000,000		5,851,100
New York State Urban Development Corporation, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/29	10,000,000		11,251,600

23

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2% (continued)
New York - 12.9% (continued)
New York Transportation Development Corporation, Special Facility Revenue (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/41	2,000,000		2,180,800
New York Transportation Development Corporation, Special Facility Revenue (LaGuardia Airport Terminal B Redevelopment Project)	5.00	7/1/46	2,500,000		2,715,600
Port Authority of New York and New Jersey, Revenue	5.00	11/15/31	4,205,000		4,954,794
Port Authority of New York and New Jersey, Revenue	5.00	11/15/32	3,845,000		4,519,913
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue	5.00	10/15/29	6,370,000		7,403,341
Suffolk County, GO (Insured; Assured Guaranty Municipal Corporation)	4.00	2/1/24	5,000,000		5,429,900
Suffolk County, GO, Refunding (Insured; Build America Mutual Assurance Company)	4.00	10/15/27	5,000,000		5,428,050
Triborough Bridge and Tunnel Authority, Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/29	10,000,000	[b]	6,794,300
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	5.00	6/1/23	5,000,000		5,671,500
Utility Debt Securitization Authority of New York, Restructuring Bonds	5.00	12/15/26	2,500,000		2,885,625
				280,966,980
North Carolina - .3%
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/26	1,000,000		1,187,720
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/28	1,030,000		1,222,095
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/29	1,725,000		2,030,825
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/30	780,000		913,294
North Carolina Municipal Power Agency Number 1, Catawba Electric Revenue	5.00	1/1/24	1,585,000		1,628,714
				6,982,648
Ohio - 1.4%
Board of Education of the Winton Woods City School District, GO (Prerefunded)	5.00	5/1/22	1,750,000	[a]	1,969,153
Board of Education of the Winton Woods City School District, GO (Prerefunded)	5.00	5/1/22	2,590,000	[a]	2,914,346
Columbus, GO (Various Purpose Limited Tax)	5.00	7/1/21	3,005,000		3,315,447
Hamilton County, Sewer System Improvement Revenue (The Metropolitan Sewer District of Greater Cincinnati)	5.00	12/1/26	3,500,000		4,018,105
Montgomery County, Revenue (Catholic Health Initiatives)	6.00	10/1/23	3,055,000		3,124,959
Ohio Housing Finance Agency, Residential Mortgage Revenue (Mortgage-Backed Securities Program)	4.00	3/1/47	6,470,000		6,799,129
Ohio Housing Finance Agency, Residential Mortgage Revenue (Mortgage-Backed Securities Program)	4.50	3/1/47	2,450,000		2,632,917
Revere Local School District, GO (School Facilities Improvement) (Prerefunded)	5.00	6/1/22	2,500,000	[a]	2,819,075
Revere Local School District, GO (School Facilities Improvement) (Prerefunded)	5.00	6/1/22	2,100,000	[a]	2,368,023
				29,961,154

24

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Oklahoma - .8%
Oklahoma Turnpike Authority, Revenue	5.00	1/1/31	7,500,000		8,249,775
Oklahoma Turnpike Authority, Revenue	5.00	1/1/32	3,000,000		3,292,980
Oklahoma Turnpike Authority, Revenue, Refunding	4.00	1/1/31	6,375,000		6,820,102
				18,362,857
Oregon - .2%
Oregon Housing and Community Services Department, Mortgage Revenue (Single-Family Mortgage Program)	4.00	1/1/47	4,550,000		4,796,428
Pennsylvania - 9.2%
Berks County Industrial Development Authority, Revenue (Tower Health Project)	4.00	11/1/32	1,400,000		1,434,958
Chester County Health and Education Facilities Authority Health System, Revenue (Main Line Health System)	4.00	10/1/37	2,105,000		2,169,224
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/30	4,000,000		4,509,040
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/31	3,500,000		3,929,380
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/33	3,250,000		3,616,242
Geisinger Authority, Health Systems Revenue (General Health System)	5.00	2/15/34	2,000,000		2,271,620
Pennsylvania, GO	5.00	8/15/21	7,210,000		7,907,856
Pennsylvania, GO	5.00	6/15/22	5,220,000		5,798,741
Pennsylvania, GO	5.00	3/15/31	5,000,000		5,619,900
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	4/1/23	11,520,000	[a]	13,181,530
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	6/1/22	7,540,000	[a]	8,502,330
Pennsylvania, GO (Prerefunded)	5.00	11/15/21	5,000,000	[a]	5,581,950
Pennsylvania, GO, Refunding	5.00	8/15/23	10,000,000		11,277,700
Pennsylvania, GO, Refunding	4.00	1/1/30	12,000,000		12,657,360
Pennsylvania Economic Development Financing Authority, UPMC Revenue	4.00	11/15/35	6,000,000		6,170,040
Pennsylvania Economic Development Financing Authority, UPMC Revenue	4.00	11/15/36	3,750,000		3,847,012
Pennsylvania Higher Educational Facilities Authority, Health System Revenue (University of Pennsylvania Health System)	5.00	8/15/24	5,000,000		5,815,000
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.00	6/15/29	5,000,000		5,760,300
Pennsylvania Housing Finance Agency, SFMR	4.00	10/1/46	2,670,000		2,817,998
Pennsylvania Turnpike Commission, Revenue, Refunding	4.00	12/1/37	5,000,000		5,003,750
Pennsylvania Turnpike Commission, Turnpike Revenue (Prerefunded)	5.00	12/1/22	5,110,000	[a]	5,810,734
Pennsylvania Turnpike Commission, Turnpike Revenue, Redunding (Sub-Motor License Fund)	5.00	12/1/38	10,000,000		11,159,200

25

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Pennsylvania - 9.2% (continued)
Pennsylvania Turnpike Commission, Turnpike Revenue, Refunding (Insured; Assured Guaranty Municipal Corporation)	5.00	6/1/33	10,000,000	11,387,600
Pennsylvania Turnpike Commission, Turnpike Revenue, Refunding (Motor License Fund Enhanced)	5.00	12/1/35	7,085,000	7,962,123
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	12/1/20	3,675,000	3,978,445
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.00	12/1/21	3,740,000	4,128,773
Philadelphia Authority for Industrial Development Hospital, Revenue (The Children's Hospital of Philadelphia Project)	4.00	7/1/35	1,575,000	1,634,630
Philadelphia Authority for Industrial Development Hospital, Revenue (The Children's Hospital of Philadelphia Project)	4.00	7/1/36	3,750,000	3,876,862
Philadelphia Authority for Industrial Development Hospital, Revenue (The Children's Hospital of Philadelphia Project)	4.00	7/1/37	3,500,000	3,604,370
Pittsburgh Water & Sewer Authority, Revenue, Refunding (Insured; Assured Guaranty Municipal Corporation)	5.00	9/1/26	10,000,000	11,678,100
State Public School Building Authority, School LR (The School District of Philadelphia Project)	5.00	4/1/22	1,000,000	1,090,710
State Public School Building Authority, School LR (The School District of Philadelphia Project)	5.00	4/1/25	2,750,000	2,964,087
State Public School Building Authority, School LR (The School District of Philadelphia Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/25	5,000,000	5,639,850
State Public School Building Authority, School LR (The School District of Philadelphia Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/31	5,000,000	5,501,300
West Mifflin Area School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/27	1,140,000	1,277,438
West Mifflin Area School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/28	1,000,000	1,114,250
				200,680,403
South Carolina - .9%
Growth Remedy Opportunity Without Tax Hike, Installment Purchase Revenue (School District Number 2 of Dorchester County, School Carolina Project)	5.00	12/1/28	1,750,000	1,986,810
Growth Remedy Opportunity Without Tax Hike, Installment Purchase Revenue (School District Number 2 of Dorchester County, School Carolina Project)	5.00	12/1/29	2,000,000	2,266,040
Lexington County Health Services District, Revenue, Refunding (LexMed Obligated Group)	4.00	11/1/30	1,000,000	1,058,330
Lexington County Health Services District, Revenue, Refunding (LexMed Obligated Group)	4.00	11/1/31	1,000,000	1,049,450
Lexington County Health Services District, Revenue, Refunding (LexMed Obligated Group)	4.00	11/1/32	750,000	784,253
South Carolina Public Service Authority, Revenue	5.00	12/1/30	3,315,000	3,734,115
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/22	7,500,000	8,405,475
				19,284,473
South Dakota - .1%
South Dakota Educational Enhancement Funding Corporation, Tobacco Settlement Revenue	5.00	6/1/25	1,800,000	1,997,496
South Dakota Educational Enhancement Funding Corporation, Tobacco Settlement Revenue	5.00	6/1/27	500,000	550,235
				2,547,731

26

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Tennessee - .8%
Clarksville Natural Gas Acquisition Corporation, Gas Revenue	5.00	12/15/20	1,690,000		1,825,251
Tennessee Energy Acquisition Corporation, Revenue (Gas Revenue Project)	4.00	5/1/23	10,000,000		10,667,200
Tennessee Housing Development Agency, Residential Finance Program Revenue	3.50	1/1/47	2,690,000		2,803,222
Tennessee Housing Development Agency, Residential Financing Program Revenue	4.00	1/1/42	1,950,000		2,076,731
				17,372,404
Texas - 9.8%
Arlington Higher Education Finance Corporation, Education Revenue (Uplift Education) (Insured; Texas Permanent School Fund Guarantee Program)	4.00	12/1/42	2,760,000		2,835,127
Arlington Higher Education Finance Corporation, Revenue (Harmony Public Schools) (Insured; Texas Permanent School Fund Guarantee Program)	5.00	2/15/42	1,000,000		1,130,830
City of Arlington TX, Sr. Lien (Insured; Assured Guaranty Municipal Corp.)	5.00	2/15/34	4,180,000		4,709,439
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	5.00	8/15/23	1,100,000		1,235,179
Culberson County-Allamoore Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	4.00	2/15/41	1,300,000		1,313,481
Dallas and Fort Worth, Joint Improvement Revenue (Dallas/Fort Worth International Airport)	5.00	11/1/31	5,000,000		5,488,250
Dallas and Fort Worth, Joint Revenue (Dallas/Fort Worth International Airport)	5.00	11/1/26	3,000,000		3,238,770
Dallas and Fort Worth, Joint Revenue (Dallas/Fort Worth International Airport)	5.00	11/1/27	3,400,000		3,666,900
Dallas Area Rapid Transit, Senior Lien Sales Tax Revenue	5.00	12/1/22	5,700,000		6,467,790
Dallas Area Rapid Transit Senior Lien Sales Tax, Revenue	5.00	12/1/41	5,305,000		5,990,300
El Paso, Water and Sewer Revenue	5.00	3/1/22	1,000,000		1,118,780
Forney Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	5.00	8/15/27	2,200,000		2,542,716
Forney Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program) (Prerefunded)	5.75	8/15/18	1,000,000	[a]	1,019,550
Harris County Cultural Education Facilities Finance Corp., Thermal Utility Revenue, Refunding (Teco Project)	4.00	11/15/32	2,170,000		2,293,299
Harris County Flood Control District, GO	5.00	10/1/26	10,000,000		11,706,500
Harris County-Houston Sports Authority, Senior Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	11/15/22	6,500,000		7,352,150
Houston, Combined Utility System First Lien Revenue	5.00	5/15/21	5,000,000		5,494,000
Houston, GO, Refunding	5.00	3/1/29	5,000,000		5,830,600
Houston Community College System, Limited Tax GO	5.00	2/15/32	8,200,000		9,177,686
Houston Community College System, Limited Tax GO Bonds	5.00	2/15/21	2,250,000		2,461,567
New Hope Cultural Educational Facilities Finance Corp., Revenue, Refunding (Children's Health System Project)	4.00	8/15/33	2,000,000		2,096,280
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/26	10,000,000		11,342,400

27

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Texas - 9.8% (continued)
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/29	2,885,000	3,315,298
North Texas Tollway Authority, First Tier System Revenue	5.00	1/1/40	5,000,000	5,444,000
North Texas Tollway Authority, Revenue, Refunding	5.00	1/1/30	3,000,000	3,433,860
North Texas Tollway Authority, Revenue, Refunding	5.00	1/1/30	1,750,000	1,995,193
North Texas Tollway Authority, Revenue, Refunding	5.00	1/1/31	2,120,000	2,417,033
North Texas Tollway Authority, Revenue, Refunding	5.00	1/1/31	1,875,000	2,127,900
North Texas Tollway Authority, Revenue, Refunding	5.00	1/1/38	3,000,000	3,303,270
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/30	3,000,000	3,379,800
North Texas Tollway Authority, Second Tier System Revenue	5.00	1/1/31	11,415,000	12,807,630
San Antonio Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/23	9,535,000	10,838,816
Texas, GO	5.00	10/1/36	10,000,000	11,434,300
Texas Municipal Power Agency, Revenue, Refunding	5.00	9/1/42	1,750,000	1,871,520
Texas Municipal Power Agency, Revenue, Refunding	5.00	9/1/47	2,500,000	2,670,450
Texas Public Finance Authority, GO	5.00	10/1/23	4,220,000	4,681,541
Texas Public Finance Authority, GO (Prerefunded)	5.00	10/1/21	5,165,000	[a] 5,710,940
Texas Transportation Commission, GO (Mobility Fund Bonds)	5.00	10/1/24	4,000,000	4,634,120
Texas Transportation Commission, Highway Improvement GO	5.00	4/1/24	10,000,000	11,579,100
Texas Water Development Board, Revenue	5.00	10/15/45	21,165,000	23,874,755
				214,031,120
Utah - .6%
Salt Lake City, Airport Revenue (Salt Lake International Airport)	5.00	7/1/29	2,500,000	2,880,025
Salt Lake City, Airport Revenue (Salt Lake International Airport)	5.00	7/1/30	2,000,000	2,291,800
Salt Lake City, Airport Revenue (Salt Lake International Airport)	5.00	7/1/31	2,400,000	2,739,744
Utah Associated Municipal Power Systems, Revenue (Payson Power Project)	5.00	4/1/22	5,675,000	6,252,091
				14,163,660
Vermont - .6%
Burlington, GO	5.00	11/1/37	1,000,000	1,122,920
Vermont Educational & Health Buildings Financing Agency, Revenue, Refunding (University of Vermont Medical Center)	5.00	12/1/32	10,000,000	11,326,200
				12,449,120
Virginia - .5%
Virginia Small Business Financing Authority, Revenue	5.00	7/1/34	9,500,000	10,189,415
Washington - 2.8%
Energy Northwest, Electric Revenue (Columbia Generating Station)	5.00	7/1/31	7,500,000	8,038,050

28

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 99.2% (continued)
Washington - 2.8% (continued)
King County Sewer, Revenue, Refunding	5.00	7/1/35	2,050,000	2,381,444
King County Sewer, Revenue, Refunding	5.00	7/1/36	2,650,000	3,071,429
Port of Seattle, Intermediate Lien Revenue	5.00	3/1/28	1,750,000	2,001,843
Port of Seattle, Intermediate Lien Revenue	5.00	4/1/29	1,000,000	1,141,680
Port of Seattle, Intermediate Lien Revenue	5.00	4/1/30	2,840,000	3,231,352
Washington, Federal Highway Grant Anticipation Revenue (State Road 520 Corridor Program)	5.00	9/1/22	5,000,000	5,614,600
Washington, Federal Highway Grant Anticipation Revenue (State Road 520 Corridor Program)	5.00	9/1/23	5,000,000	5,701,700
Washington, GO (Motor Vehicle Fuel Tax)	5.00	2/1/23	5,315,000	6,047,354
Washington, GO, Refunding	5.00	7/1/32	5,000,000	5,745,750
Washington Health Care Facilities Authority, Revenue (Providence Health and Services)	5.00	10/1/21	5,550,000	6,132,805
Washington Health Care Facilities Authority, Revenue, Refunding (Providence St. Joseph Health)	5.00	10/1/31	2,000,000	2,360,280
Washington Health Care Facilities Authority, Revenue, Refunding (Providence St. Joseph Health)	5.00	10/1/32	2,500,000	2,942,925
Washington Health Care Facilities Authority, Revenue, Refunding (Virginia Mason Medical Center)	5.00	8/15/25	1,700,000	1,937,711
Washington Health Care Facilities Authority, Revenue, Refunding (Virginia Mason Medical Center)	5.00	8/15/26	2,000,000	2,290,240
Washington Health Care Facilities Authority, Revenue, Refunding (Virginia Mason Medical Center)	5.00	8/15/27	2,175,000	2,503,642
				61,142,805
West Virginia - 1.0%
West Virginia Economic Development Authority, LR (Correctional, Juvenile and Public Safety Facilities)	5.00	6/1/28	10,000,000	11,077,700
West Virginia Economic Development Authority, LR (Correctional, Juvenile and Public Safety Facilities)	5.00	6/1/29	10,000,000	11,060,600
				22,138,300
Wisconsin - 1.5%
Wisconsin, GO	4.00	5/1/34	12,415,000	13,120,420
Wisconsin Health and Educational Facilities Authority, Revenue (Ascension Senior Credit Group)	4.00	11/15/34	10,000,000	10,418,700
Wisconsin Transportation, Revenue	5.00	7/1/36	1,800,000	2,041,596
Wisconsin Transportation, Revenue	5.00	7/1/37	1,600,000	1,811,776
WPPI Energy, Power Supply System Revenue	5.00	7/1/29	1,000,000	1,136,720
WPPI Energy, Power Supply System Revenue	5.00	7/1/30	1,000,000	1,134,220
WPPI Energy, Power Supply System Revenue	5.00	7/1/31	1,000,000	1,132,360
WPPI Energy, Power Supply System Revenue	5.00	7/1/32	500,000	565,245
WPPI Energy, Power Supply System Revenue	5.00	7/1/33	2,000,000	2,257,260
				33,618,297

29

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 99.2% (continued)
U.S. Related - .4%
A.B. Won International Airport Authority of Guam, General Revenue (Insured; Assured Guaranty Municipal Corp.)	5.50	10/1/33	1,000,000		1,114,500
Guam, LOR (Section 30)	5.00	12/1/28	2,000,000		2,234,880
Guam, LOR (Section 30)	5.00	12/1/29	2,000,000		2,223,640
Puerto Rico Electric Power Authority, Power Revenue	5.25	7/1/18	5,000,000	[d]	1,881,250
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	6.75	8/1/32	5,000,000	[d]	900,000
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	2,500,000	[f]	367,525
				8,721,795
Total Long-Term Municipal Investments (cost $2,147,044,910)			2,162,756,746

Short-Term Municipal Investments - .7%
Florida - .1%
Pinellas County Health Facilities Authority, Health System Revenue (BayCare Health System Issue) (LOC; U.S. Bank NA)	1.10	3/1/18	1,100,000	[g]	1,100,000
Illinois - .1%
Illinois Finance Authority, Revenue (The University of Chicago Medical Center) (LOC; Wells Fargo Bank)	1.10	3/1/18	1,800,000	[g]	1,800,000
Kansas - .0%
Kansas Development Finance Authority, Health Facilities Revenue (Kansas University Health System) (LOC; U.S. Bank NA)	1.11	3/1/18	100,000	[g]	100,000
Mississippi - .0%
Mississippi Business Finance Corporation, Gulf Opportunity Zone Industrial Development Revenue Gulf Opportunity Zone Industrial Development Revenue (Chevron U.S.A. Inc. Project)	1.11	3/1/18	1,100,000	[g]	1,100,000
New York - .2%
Metropolitan Transportation Authority, Transportation Revenue (LOC; Landesbank Hessen-Thuringen Girozentrale)	1.11	3/1/18	3,000,000	[g]	3,000,000
New York State Housing Finance Agency, Housing Revenue (160 Madison Avenue) (LOC; PNC Bank NA)	1.13	3/1/18	1,500,000	[g]	1,500,000
				4,500,000
Tennessee - .3%
Clarksville Public Building Authority, Pooled Financing Revenue (Tennessee Municipal Bond Fund) (LOC; Bank of America)	1.24	3/1/18	2,700,000	[g]	2,700,000
Clarksville Public Building Authority, Pooled Financing Revenue (Tennessee Municipal Bond Fund) (LOC; Bank of America)	1.24	3/1/18	1,200,000	[g]	1,200,000

30

BNY Mellon National Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Short-Term Municipal Investments - .7% (continued)
Tennessee - .3% (continued)
Montgomery County Public Building Authority, Pooled Financing Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	1.24	3/1/18	1,600,000	[g] 1,600,000
				5,500,000
Total Short-Term Municipal Investments (cost $14,100,000)			14,100,000
Total Investments (cost $2,161,144,910)			99.9%	2,176,856,746
Cash and Receivables (Net)			0.1%	3,053,383
Net Assets			100.0%	2,179,910,129

GO—General Obligation

LIBOR—London Interbank Offered Rate

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Security issued with a zero coupon. Income is recognized through the accretion of discount.

c Variable rate security—rate shown is the interest rate in effect at period end.

d Non-income producing—security in default.

e Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, these securities were valued at $15,890,722 or .73% of net assets.

f Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

g The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	20.7
State/Territory	13.0
Education	11.0
Health Care	9.4
Special Tax	9.1
Utility-Water and Sewer	7.7
Utility-Electric	4.4
Prerefunded	4.2
County	4.0
Lease	3.4
City	3.3
Housing	1.7
Industrial	1.1
Multi-Family Housing	.1
Pollution Control	.0
Other	6.8
99.9

† Based on net assets.

See notes to financial statements.

31

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.0%
Alabama - 1.7%
Black Belt Energy Gas District, Gas Supply Revenue	4.00	6/1/21	14,435,000	15,258,517
Arizona - 1.0%
Arizona, COP	5.00	10/1/19	7,000,000	7,366,520
Coconino County Pollution Control, Revenue (Nevada Power Company)	1.60	5/21/20	1,100,000	1,092,377
Phoenix Union High School District Number 210, GO (School Improvement Bonds)	5.00	7/1/20	1,000,000	1,077,450
				9,536,347
California - 2.8%
Bay Area Toll Authority, Toll Bridge Revenue, Refunding (San Francisco Bay Area Subordinate Toll Bridge)	1.38	4/1/53	6,750,000	6,716,250
California Municipal Finance Authority, Revenue (Community Medical Centers)	5.00	2/1/19	1,000,000	1,027,850
California Pollution Control Finance Authority, SWDR (USA Waste Services, Inc. Project)	1.50	6/1/18	1,500,000	1,501,470
California State University Trustees, Systemwide Revenue	3.00	11/1/19	1,690,000	1,717,750
Escondido Union School District, GO	4.00	8/1/20	1,250,000	1,324,413
Golden State Tobacco Securitization Corporation, Revenue	5.00	6/1/20	3,000,000	3,200,820
San Francisco City & County Commission International Airport, Revenue, Refunding	5.00	5/1/21	5,000,000	5,475,250
South Monterey County Joint Union High School District, GO	5.00	8/1/19	1,665,000	1,745,486
Successor Agency to the Redevelopment Agency of the City of Pittsburg, Subordinate Tax Allocation Revenue (Los Medanos Community Development Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/18	2,750,000	2,796,943
				25,506,232
Colorado - 1.5%
Colorado Educational and Cultural Facilities Authority, Revenue (Johnson and Wales University Project)	5.00	4/1/20	1,300,000	1,385,111
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	1.88	11/6/19	5,000,000	4,976,600
Regional Transportation District of Colorado, COP (Lease Purchase Agreement)	5.00	6/1/18	5,000,000	5,045,400
University of Colorado Hospital Authority, Revenue	4.00	3/1/20	2,000,000	2,066,340
				13,473,451
Connecticut - 3.8%
Bridgeport, GO	4.00	8/15/18	2,000,000	2,020,540
Connecticut, GO, MUNIPSA + .75%	1.84	6/15/18	11,495,000	[a] 11,504,081
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purpose)	5.00	1/1/21	5,000,000	5,407,800
Connecticut, Special Tax Obligation Revenue (Transportation Infrastructure Purpose)	5.00	1/1/22	5,000,000	5,505,650
Connecticut Health and Educational Facilities Authority, Revenue (Yale University)	5.00	7/1/20	10,000,000	10,767,400
				35,205,471

32

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.0% (continued)
Florida - 5.9%
Citizens Property Insurance Corporation, Personal Lines Account/Commercial Lines Account Senior Secured Revenue	5.00	6/1/20	9,400,000	10,080,842
Hillsborough County School Board, CP, Refunding (Florida Master Lease Program)	5.00	7/1/21	7,000,000	7,696,920
Miami-Dade County, Aviation Revenue	5.00	10/1/18	3,700,000	3,773,889
Miami-Dade County, Water and Sewer System Revenue	5.00	10/1/20	4,000,000	4,326,560
Miami-Dade County Industrial Development Authority, Revenue (Waste Management Inc. of Florida Project)	1.45	8/1/18	5,000,000	4,997,700
Orange County Health Facilities Authority, HR (Orlando Health, Inc.)	5.25	10/1/20	5,000,000	5,286,650
Orlando Utilities Commission, Utility System Revenue	5.00	10/1/20	2,000,000	2,163,800
Orlando-Orange County Expressway Authority, Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	7/1/21	5,000,000	5,392,050
Palm Beach County Health Facilities Authority, Retirement Communities Revenue (Adult Communities Total Services, Inc. Retirement - Life Communities, Inc. Obligated Group)	4.00	11/15/19	2,000,000	2,073,760
Palm Beach County Health Facilities Authority, Retirement Communities Revenue (Adult Communities Total Services, Inc. Retirement - Life Communities, Inc. Obligated Group)	4.00	11/15/20	2,000,000	2,100,360
Palm Beach County School Board, CP, Refunding	5.00	8/1/21	1,525,000	1,684,256
Palm Beach County School Board, CP, Refunding	5.00	8/1/22	1,875,000	2,110,631
Putnam County Development Authority, PCR (Seminole Electric Cooperative, Inc. Project) (Insured; AMBAC)	5.35	5/1/18	2,250,000	2,264,400
				53,951,818
Georgia - 1.6%
Burke County Development Authority, PCR (Georgia Power Company Plant Vogtle Project)	2.35	12/11/20	5,000,000	4,987,900
Georgia Municipal Association, Inc., Installment Sale Program, COP (City Court of Atlanta Project)	5.00	12/1/19	2,270,000	2,400,797
Monroe County Development Authority, PCR (Gulf Power Company Plant Scherer Project)	2.00	6/21/18	7,000,000	7,005,110
				14,393,807
Illinois - 4.9%
Chicago, Second Lien Water Revenue	5.00	11/1/19	3,250,000	3,414,158
Chicago, Waterworks Revenue, Refunding	5.00	11/1/19	2,500,000	2,626,275
Chicago Board of Education, GO, Refunding (Chicago School Reform Board)	5.00	12/1/19	2,020,000	2,093,427
Chicago Board of Education, GO, Refunding (Chicago School Reform Board)	5.25	12/1/20	1,275,000	1,347,981
Chicago Board of Education, GO, Refunding (Chicago School Reform Board)	5.25	12/1/20	1,175,000	1,242,257
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues)	4.25	12/1/18	3,115,000	3,149,203
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues) (Escrowed to Maturity)	4.25	12/1/18	1,905,000	1,945,329
Cook County, GO, Refunding	5.00	11/15/20	890,000	959,393

33

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.0% (continued)
Illinois - 4.9% (continued)
Illinois, GO	4.00	7/1/18	5,000,000	5,027,800
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/18	1,960,000	1,964,939
Illinois, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/19	10,000,000	10,250,600
Illinois Development Finance Authority, Revenue (Saint Vincent de Paul Center Project)	1.88	3/1/19	3,500,000	3,494,680
Illinois Toll Highway Authority, Toll Highway Senior Revenue	5.00	12/1/18	2,000,000	2,052,080
Railsplitter Tobacco Settlement Authority, Revenue	5.00	6/1/22	5,000,000	5,532,450
				45,100,572
Indiana - 1.8%
Indiana Health Facility Financing Authority, Revenue (Ascension Health Subordinate Credit Group)	2.80	8/1/19	1,560,000	1,584,960
Whiting, Environmental Facilities Revenue (BP Products North America Inc. Project)	1.85	10/1/19	10,000,000	10,043,500
Whiting, Environmental Facilities Revenue (BP Products North America Inc. Project), MUNIPSA + .75%	1.84	12/1/44	5,000,000	[a] 5,009,600
				16,638,060
Kentucky - 1.4%
Kentucky, Property & Buildings Commission Revenue, Refunding	5.00	5/1/20	2,000,000	2,129,900
Kentucky Property and Buildings Commission, Revenue (Project Number 112)	5.00	11/1/20	10,000,000	10,782,300
				12,912,200
Louisiana - 1.1%
East Baton Rouge Sewerage Commission, Revenue, 1 Month LIBOR + .5%	1.60	2/1/46	6,890,000	[a] 6,890,000
Louisiana Public Facilities Authority, Revenue (Hurricane Recovery Program)	5.00	6/1/20	2,800,000	2,998,968
				9,888,968
Maryland - .5%
University System of Maryland, Revolving Loan Program Bonds	1.25	6/1/18	5,000,000	4,993,400
Massachusetts - 2.3%
Massachusetts Bay Transportation Authority, Sales Tax Revenue	4.00	12/1/21	12,500,000	13,482,500
Massachusetts Development Finance Agency, Revenue, Refunding (Partners Healthcare System Issue)	5.00	7/1/21	3,010,000	3,310,699
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue J)	4.00	7/1/18	2,780,000	2,800,350
Massachusetts Educational Financing Authority, Revenue (Refunding)	4.00	7/1/20	375,000	390,506
Massachusetts Educational Financing Authority, Revenue (Refunding)	4.00	7/1/21	1,000,000	1,051,880
				21,035,935
Michigan - 4.7%
Michigan, Grant Anticipation Bonds	5.00	3/15/20	3,700,000	3,944,089
Michigan Building Authority, Revenue (Facilities Program)	5.00	10/15/20	2,250,000	2,443,028
Michigan Finance Authority, Hospital Project Revenue (Ascension Senior Credit Group)	1.10	8/15/19	3,000,000	2,976,390
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Regional Convention Facility Authority Local Project Bonds)	5.00	10/1/18	2,280,000	2,326,330

34

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
Michigan - 4.7% (continued)
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Sewage Disposal System Revenue Senior Lien Local Project Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	1,500,000		1,517,010
Michigan Finance Authority, Local Government Loan Program Revenue (Detroit Water and Sewerage Department, Water Supply System Revenue Senior Lien Local Project Bonds) (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/18	1,000,000		1,011,340
Michigan Finance Authority, Revenue, Refunding (Unemployment Obligation Assignment)	5.00	7/1/20	17,325,000		18,106,357
Michigan Finance Authority, Unemployment Obligation Assessment Revenue	5.00	7/1/21	10,000,000		10,116,000
Michigan Strategic Fund, LOR (The Detroit Edison Company Pollution Control Bonds Project)	1.45	9/1/21	1,000,000		971,270
				43,411,814
Minnesota - .8%
Saint Louis Park, Health Care Facilities Revenue (Park Nicollet Health Services) (Prerefunded)	5.75	7/1/19	6,690,000	[b]	7,062,098
Mississippi - .6%
Mississippi, GO, 1 Month LIBOR + .33%	1.39	9/1/27	6,000,000	[a]	6,000,660
Missouri - .4%
Missouri State Environmental Improvement and Energy Resources Authority, EIR (Kansas City Power and Light Company Project)	2.88	7/2/18	3,400,000		3,412,240
Nebraska - .5%
Central Plains Energy Project, Gas Supply Revenue (Liquidity Facility; Royal Bank of Canada)	5.00	12/1/19	4,625,000		4,872,576
Nevada - 1.6%
Clark County Nevada Airport System, Revenue	4.00	7/1/19	3,000,000		3,091,140
Clark County Nevada Airport System, Revenue	5.00	7/1/20	3,010,000		3,221,663
Clark County Pollution Control, Revenue (Nevada Power Company)	1.60	5/21/20	3,000,000		2,973,390
Washoe County, Gas Facilities Revenue (Sierra Pacific Power Company Projects)	1.50	6/3/19	5,500,000		5,460,675
				14,746,868
New Hampshire - .1%
New Hampshire Business Finance Authority, SWDR (Waste Management, Inc. Project)	2.13	6/1/18	1,000,000		1,000,650
New Jersey - 4.6%
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/18	6,500,000		6,560,580
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/20	3,000,000		3,188,250
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	12/15/18	1,500,000		1,535,595
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	6/15/19	10,700,000		11,085,842
New Jersey Sports and Exposition Authority, State Contract Bonds	5.00	9/1/18	3,950,000		4,009,724
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes	5.00	6/15/21	5,000,000		5,046,150

35

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
New Jersey - 4.6% (continued)
New Jersey Transportation Trust Fund Authority, Revenue	5.88	12/15/38	10,835,000		11,145,856
				42,571,997
New York - 17.2%
Lancaster, BAN, GO	2.25	7/26/18	4,900,000		4,916,709
Long Island Power Authority, Electric System General Revenue, 1 Month LIBOR + .65%	1.75	5/1/33	10,000,000	[a]	10,004,800
Long Island Power Authority, Electric System Revenue (Insured; Berkshire Hathaway Assurance Corporation) (Prerefunded)	5.50	5/1/19	15,000,000	[b]	15,696,450
Metropolitan Transportation Authority, Transportation Revenue	5.00	2/15/20	10,000,000		10,597,400
Monroe County Industrial Development Corporation, Revenue (University of Rochester Project)	5.00	7/1/20	1,000,000		1,077,930
Nassau County, GO (General Improvement)	5.00	4/1/19	10,000,000		10,378,000
Nassau County, TAN	3.00	9/18/18	3,000,000		3,026,580
New York City Housing Development Corp., Revenue	1.70	7/1/21	12,150,000		12,071,875
New York City Housing Development Corporation, MFHR (Sustainable Neighborhood Bonds)	1.38	5/1/20	5,000,000		4,977,200
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; National Public Finance Guarantee Corp.)	2.96	3/1/23	2,000,000	[c]	1,988,900
New York City Transitional Finance Authority Future Tax Secured Bonds, Revenue (Build America Bonds)	4.44	8/1/21	13,870,000		14,582,363
New York Housing Finance Authority, Revenue	1.50	5/1/21	5,000,000		4,913,250
New York State Housing Finance Agency, Affordable Housing Revenue (Collateralized: FHLMC, FNMA and GNMA)	1.00	11/1/19	3,465,000		3,412,575
New York State School Districts Dormitory Authority, Revenue, Refunding	4.00	10/1/21	5,175,000		5,562,400
New York State School Districts Dormitory Authority, Revenue, Refunding	4.00	10/1/21	9,555,000		10,242,864
New York State Thruway Authority, General Revenue Junior Indebtedness Obligations	5.00	5/1/19	15,000,000		15,601,350
North Syracuse Central School District, RAN	2.25	6/28/18	2,000,000		2,005,560
Skaneateles Central School District, BAN	2.25	7/6/18	2,000,000		2,005,880
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels), 1 Month LIBOR + .58%	1.64	1/1/31	15,000,000	[a]	15,026,400
Triborough Bridge and Tunnel Authority, Subordinate Revenue (MTA Bridges and Tunnels) (Insured; Assured Guaranty Municipal Corp.), MUNIPSA + .44%	1.53	1/1/19	250,000	[a]	250,543
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	4.00	6/1/19	3,000,000		3,080,220
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	5.00	6/1/20	2,500,000		2,666,200
Yonkers, GO	4.00	8/1/18	3,130,000		3,161,457
Yonkers, GO	4.00	9/1/18	1,230,000		1,244,809
				158,491,715

36

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.0% (continued)
North Carolina - .1%
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/20	890,000	963,834
Ohio - 1.2%
American Municipal Power, Revenue (AMP Fremont Energy Center Project) (Prerefunded)	5.25	2/15/22	5,040,000	[b] 5,671,764
Hamilton County, Sales Tax Revenue	4.00	12/1/20	1,280,000	1,358,310
Miami University (A State University of Ohio), General Receipts Revenue	5.00	9/1/19	4,015,000	4,221,050
				11,251,124
Oklahoma - .7%
Oklahoma County Independent School, GO	5.00	7/1/20	3,625,000	3,890,241
Oklahoma Turnpike Authority, Revenue, Refunding	4.00	1/1/19	600,000	612,780
Oklahoma Turnpike Authority, Revenue, Refunding	4.00	1/1/20	2,000,000	2,087,700
				6,590,721
Pennsylvania - 13.4%
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/20	3,250,000	3,459,430
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/21	3,000,000	3,251,940
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/22	3,000,000	3,293,970
Commonwealth of Pennsylvania, GO	5.00	1/15/21	5,000,000	5,410,350
Dauphin County General Authority Health System, Revenue, Refunding (Pinnacle Health System Project)	6.00	6/1/29	6,520,000	6,814,639
Lehigh County Industrial Development Authority, Revenue, Refunding (PPL Electric Utilities)	1.80	8/15/22	7,000,000	6,763,750
Lehigh County Industrial Development Authority, Revenue, Refunding (PPL Electric Utilities)	1.80	9/1/22	5,000,000	4,879,100
Norwin School District, GO (Insured; Assured Guaranty Municipal Corporation)	4.00	11/15/20	1,325,000	1,401,890
Pennsylvania, GO	5.00	8/15/19	4,995,000	5,237,158
Pennsylvania, GO, Refunding	5.00	1/1/21	5,000,000	5,404,900
Pennsylvania, GO, Refunding	5.00	8/15/22	9,000,000	10,026,810
Pennsylvania Economic Development Financing Authority, Private Activity Revenue (The Pennsylvania Rapid Bridge Replacement Project)	4.00	6/30/18	4,000,000	4,026,800
Pennsylvania Economic Development Financing Authority, Private Activity Revenue (The Pennsylvania Rapid Bridge Replacement Project)	5.00	6/30/19	2,500,000	2,595,050
Pennsylvania Economic Development Financing Authority, Private Activity Revenue (The Pennsylvania Rapid Bridge Replacement Project)	5.00	12/31/19	2,000,000	2,100,980
Pennsylvania Economic Development Financing Authority, Private Activity Revenue (The Pennsylvania Rapid Bridge Replacement Project)	5.00	6/30/20	2,000,000	2,124,460
Pennsylvania Economic Development Financing Authority, Revenue (Waste Management Inc. Project)	1.70	8/3/20	3,000,000	2,995,740
Pennsylvania Economic Development Financing Authority, SWDR (Waste Management, Inc. Project)	2.25	7/1/19	5,000,000	5,032,700
Pennsylvania Economic Development Financing Authority, Unemployment Compensation Revenue	5.00	7/1/20	3,720,000	3,890,822

37

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
Pennsylvania - 13.4% (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue	5.00	6/15/20	11,030,000		11,811,586
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue, MUNIPSA + .8%	1.89	12/1/45	5,000,000	[a]	5,008,700
Philadelphia, GO, Refunding	5.00	8/1/21	4,000,000		4,389,840
Philadelphia, Water and Wastewater Revenue	5.00	1/1/20	6,150,000		6,517,585
Philadelphia School District, GO	5.00	9/1/18	5,350,000		5,433,834
Pittsburgh, GO	5.00	9/1/18	7,000,000		7,122,290
Pittsburgh Water & Sewer Authority, Revenue, Refunding (Insured; Assured Guaranty Municipal Corporation) 1 Month LIBOR + .64%	1.75	9/1/40	2,500,000	[a]	2,508,175
State Public School Building Authority, Revenue (Albert Gallatin Area School District Project), 1 Month LIBOR + .8%	1.86	9/1/24	2,365,000	[a]	2,374,862
				123,877,361
Rhode Island - .7%
Rhode Island Commerce Corporation, Grant Anticipation Bonds (Rhode Island Department of Transportation)	5.00	6/15/19	2,000,000		2,087,220
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue (Lifespan Obligation Group Issue)	5.00	5/15/18	1,250,000		1,257,450
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue (Lifespan Obligation Group Issue)	5.00	5/15/19	1,500,000		1,550,925
Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue (Lifespan Obligation Group Issue)	5.00	5/15/20	1,500,000		1,587,450
				6,483,045
South Carolina - .6%
South Carolina Public Service Authority, Revenue Obligations (Santee Cooper)	5.00	12/1/18	5,000,000		5,135,500
Tennessee - 1.2%
Memphis-Shelby County Airport Authority, Airport Revenue	5.38	7/1/18	3,175,000		3,215,005
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities Board, Revenue (Ascension Senior Credit Group)	1.55	11/3/20	7,500,000		7,455,150
				10,670,155
Texas - 12.9%
Alvin Independent School District, Unlimited Tax Schoolhouse Bonds (Permanent School Fund Guarantee Program)	3.00	8/14/19	4,000,000		4,077,600
Clear Creek Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	1.35	8/15/18	2,000,000		1,999,100
Corpus Christi Independent School District, GO (Insured; Texas Permanent School Fund Guarantee Program)	2.00	8/15/19	5,000,000		5,025,700
Cypress-Fairbanks Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	1.40	8/17/20	4,125,000		4,086,472
Dallas Independent School District, Limited Maintenance Tax Notes	1.50	8/15/18	4,050,000		4,050,891
Dallas Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	5.00	2/15/21	3,000,000		3,266,700

38

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.0% (continued)
Texas - 12.9% (continued)
Eagle Mountain-Saginaw Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	2.00	8/1/19	9,925,000	9,974,724
Fort Bend Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	0.90	8/1/18	5,375,000	5,362,799
Harris County Cultural Education Facilities Finance Corporation, Medical Facilities Mortgage Revenue (Baylor College of Medicine)	5.00	11/15/18	1,550,000	1,587,309
Harris County Metropolitan Transportation Authority, Sales and Use Tax Revenue, Refunding	5.00	11/1/21	10,500,000	11,662,245
Houston Independent School District, GO (Insured; Texas Permanent School Fund Guarantee Program)	3.00	6/1/19	5,000,000	5,086,650
Lamar Consolidated Independent School District, Unlimited Tax Schoolhouse Bonds (Permanent School Fund Guarantee Program)	1.05	8/15/18	9,300,000	9,283,260
Mansfield Independent School District, GO (Insured; Texas Permanent School Fund Guarantee Program)	2.50	8/1/21	3,500,000	3,559,780
Matagorda County, Revenue, Refunding (Central Power & Light)	1.75	9/1/20	5,000,000	4,937,200
North Harris County Regional Water Authority, Senior Lien Revenue	5.00	12/15/19	1,150,000	1,219,184
Northside Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	1.35	6/1/18	9,185,000	9,183,071
Northside Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	2.00	6/1/21	5,000,000	5,001,500
Plano, Tax Notes	5.00	9/1/20	2,125,000	2,296,275
Round Rock Independent School District, Unlimited Tax School Building Bonds (Permanent School Fund Guarantee Program)	1.50	8/1/40	9,545,000	9,354,100
San Antonio Electric & Gas, Revenue, Refunding	2.00	12/1/21	5,000,000	4,992,750
San Antonio Independent School District, Unlimited Tax Bonds (Permanent School Fund Guarantee Program)	2.00	8/1/18	2,770,000	2,776,233
Texas, GO	4.00	10/1/20	5,845,000	6,193,596
Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Senior Lien Revenue	5.25	12/15/18	3,325,000	3,418,299
				118,395,438
Virginia - 1.8%
Greater Richmond Convention Center Authority, Hotel Tax Revenue	5.00	6/15/18	1,750,000	1,767,973
Peninsula Ports Authority of Virginia, Coal Terminal Revenue (Dominion Terminal Associates Project - Dominion Energy Terminal Company Issue)	1.55	10/1/19	2,750,000	2,739,743
York County Economic Development Authority, PCR (Virginia Electric and Power Company Project)	1.88	5/16/19	12,075,000	12,110,017
				16,617,733
Washington - 3.0%
Port of Seattle, Intermediate Lien Revenue	5.00	2/1/19	5,875,000	6,057,066
Port of Seattle, Passenger Facility Charge Revenue	5.00	12/1/21	5,000,000	5,426,850

39

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.0% (continued)
Washington - 3.0% (continued)
Seattle, Municipal Light and Power Revenue, MUNIPSA + .68%	1.77	5/1/45	7,500,000	[a]	7,506,750
State of Washington, COPS	5.00	7/1/20	4,420,000		4,757,069
Washington, COP (State and Local Agency Real and Personal Property)	5.00	7/1/20	3,345,000		3,600,090
				27,347,825
West Virginia - .3%
West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue (Appalachian Power Company - Amos Project)	1.70	9/1/20	2,500,000		2,450,250
Wisconsin - 1.3%
Muskego, GO Promissory Notes	2.25	9/1/18	1,500,000		1,501,005
Wisconsin, COP (Master Lease Certificates)	4.00	3/1/19	2,340,000		2,399,810
Wisconsin, GO (Prerefunded)	5.00	5/1/22	6,300,000	[b]	7,062,048
Wisconsin Health and Educational Facilities Authority, Revenue (Ascension Health Alliance Senior Credit Group)	4.00	3/1/18	1,495,000		1,495,000
Wisconsin Health and Educational Facilities Authority, Revenue (Ascension Health Alliance Senior Credit Group) (Prerefunded)	4.00	3/1/18	5,000	[b]	5,000
				12,462,863
U.S. Related - .0%
Puerto Rico Highways and Transportation Authority, Transportation Revenue	5.00	12/31/18	2,885,000	[d]	346,200
Total Long-Term Municipal Investments (cost $909,088,599)			902,057,445

Short-Term Municipal Investments - .6%
Mississippi - .1%
Jackson County, PCR, Refunding (Chevron U.S.A. Inc. Project)	1.11	3/1/18	600,000	[e]	600,000
New York - .5%
New York City, GO (LOC; Mizuho Bank, Ltd.)	1.13	3/1/18	4,300,000	[e]	4,300,000
New York State Housing Finance Agency, Housing Revenue (160 Madison Avenue) (LOC; U.S. Bank NA)	1.13	3/1/18	300,000	[e]	300,000
New York State Housing Finance Agency, Housing Revenue (505 West 37th Street) (LOC; Landesbank Hessen-Thuringen Girozentrale)	1.14	3/1/18	100,000	[e]	100,000
				4,700,000

40

BNY Mellon National Short-Term Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Short-Term Municipal Investments - .6% (continued)
Tennessee - .0%
Montgomery County Public Building Authority, Pooled Financing Revenue (Tennessee County Loan Pool) (LOC; Bank of America)	1.24	3/1/18	600,000	[e] 600,000
Total Short-Term Municipal Investments (cost $5,900,000)			5,900,000
Total Investments (cost $914,988,599)			98.6%	907,957,445
Cash and Receivables (Net)			1.4%	12,603,349
Net Assets			100.0%	920,560,794

LIBOR—London Interbank Offered Rate

MUNIPSA—SIFMA Municipal Swap Index Yield

a Variable rate security—rate shown is the interest rate in effect at period end.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

d Non-income producing—security in default.

e The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	15.0
Education	12.6
Utility-Electric	8.5
State/Territory	7.3
City	7.2
Lease	6.6
Special Tax	5.7
Health Care	5.0
Prerefunded	4.6
Utility-Water and Sewer	4.4
Housing	3.2
Industrial	2.6
County	2.2
Resource Recovery	2.2
Pollution Control	.4
Multi-Family Housing	.0
Other	11.1
98.6

† Based on net assets.

See notes to financial statements.

41

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 98.7%
Florida - .9%
Lake County School Board, COP (Master Lease Purchase Agreement)	5.00	6/1/27	1,620,000	1,782,859
Illinois - 2.0%
Chicago, GO	5.00	1/1/24	500,000	540,320
Chicago, GO (Neighborhoods Alive 21 Program)	5.25	1/1/22	1,285,000	1,393,197
Illinois, GO	5.25	2/1/29	2,000,000	2,082,320
				4,015,837
Michigan - 1.0%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	1,850,000	2,039,125
New Jersey - 2.9%
New Jersey Economic Development Authority, School Facilities Construction Revenue	5.00	3/1/27	2,000,000	2,127,960
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	1,250,000	1,344,362
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	12/15/21	2,000,000	2,189,840
				5,662,162
New York - 1.8%
New York City Transitional Finance Authority, Future Tax Revenue	5.00	2/1/34	1,000,000	1,136,170
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	2,250,000	[a] 2,381,017
				3,517,187
Pennsylvania - 87.1%
Allegheny County Higher Education Building Authority, Revenue (Duquesne University)	5.00	3/1/26	750,000	863,430
Allegheny County Port Authority, Special Transportation Revenue	5.25	3/1/24	2,000,000	2,188,180
Beaver County Hospital Authority, Revenue (Heritage Valley Health System, Inc.)	5.00	5/15/23	1,345,000	1,464,947
Beaver County Hospital Authority, Revenue (Heritage Valley Health System, Inc.)	5.00	5/15/25	1,250,000	1,351,150
Berks County Industrial Development Authority, Revenue (Tower Health Project)	4.00	11/1/33	1,300,000	1,325,038
Berks County Municipal Authority, Revenue (The Reading Hospital and Medical Center Project)	5.00	11/1/19	2,000,000	2,101,020
Boyertown Area School District, GO	5.00	10/1/34	1,060,000	1,188,271
Boyertown Area School District, GO	5.00	10/1/35	1,425,000	1,594,903
Canonsburg-Houston Joint Authority, Sewer Revenue	5.00	12/1/23	1,260,000	1,426,169
Chester County Health and Education Facilities Authority, Health System Revenue (Main Line Health System)	4.00	10/1/36	1,000,000	1,032,970
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/32	3,500,000	3,913,455
Commonwealth of Pennsylvania, GO	5.00	2/1/23	2,500,000	2,794,625
Dallastown Area School District York County, GO	5.00	4/15/31	1,400,000	1,600,424
Dallastown Area School District York County, GO	5.00	4/15/32	1,000,000	1,141,780

42

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Pennsylvania - 87.1% (continued)
Dauphin County General Authority, Health System Revenue (Pinnacle Health Systems Project)	5.00	6/1/29	1,000,000		1,145,910
Delaware County Authority, Revenue (Villanova University)	5.00	8/1/30	1,000,000		1,142,750
Erie County, GO (Insured; National Public Finance Guarantee Corp.)	5.50	9/1/22	1,640,000		1,875,061
Fox Chapel Area School District, GO	5.00	8/1/34	3,190,000		3,548,747
Geisinger Authority, Health Systems Revenue (General Health System)	5.00	2/15/34	2,085,000		2,368,164
Lancaster County Hospital Authority, Health System Revenue (University of Pennsylvania Health System)	5.00	8/15/31	1,250,000		1,444,500
Lancaster County Solid Waste Management Authority, Guaranteed Authority Bonds (Dauphin County Guaranty)	5.00	12/15/33	1,895,000		2,142,127
Lower Paxton Township, GO	5.00	4/1/42	1,000,000		1,115,680
Monroeville Finance Authority, Revenue (University of Pittsburgh Medical Center)	5.00	2/15/25	1,000,000		1,155,870
Montgomery County, GO (Prerefunded)	5.00	12/15/19	100,000	[b]	105,924
Montgomery County Higher Education and Health Authority, Revenue, Refunding (Hill School Project)	5.00	8/15/37	500,000		552,965
Montgomery County Industrial Development Authority, FHA Insured Mortgage Revenue (New Regional Medical Center Project) (Prerefunded)	5.50	8/1/20	995,000	[b]	1,085,276
Montgomery County Industrial Development Authority, Health System Revenue (Albert Einstein Healthcare Network Issue)	5.00	1/15/20	1,000,000		1,047,410
Northhampton County General Purpose Authority, College Revenue (Lafayette College)	5.00	11/1/43	3,500,000		3,865,820
Pennsylvania, GO	5.00	9/15/23	1,000,000		1,129,050
Pennsylvania, GO	5.00	3/15/28	2,200,000		2,495,108
Pennsylvania, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	8/15/22	3,060,000		3,409,115
Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue (Amtrak Project)	5.00	11/1/26	1,000,000		1,091,410
Pennsylvania Economic Development Financing Authority, Governmental LR (Forum Place Project)	5.00	3/1/25	1,000,000		1,096,930
Pennsylvania Economic Development Financing Authority, Revenue (University of Pittsburgh Medical Center)	5.00	2/1/26	2,455,000		2,816,032
Pennsylvania Economic Development Financing Authority, Revenue, Refunding (UPMC Obligated Group)	5.00	3/15/31	1,000,000		1,142,340
Pennsylvania Economic Development Financing Authority, SWDR (Waste Management, Inc. Project)	2.25	7/1/19	5,000,000		5,032,700
Pennsylvania Economic Development Financing Authority, UPMC Revenue	4.00	11/15/34	2,000,000		2,063,280
Pennsylvania Higher Educational Facilities Authority, Health System Revenue (University of Pennsylvania Health System)	5.00	8/15/24	1,310,000		1,523,530
Pennsylvania Higher Educational Facilities Authority, Health System Revenue (University of Pennsylvania)	5.00	8/15/40	2,000,000		2,234,180
Pennsylvania Higher Educational Facilities Authority, Revenue (Saint Joseph's University)	5.00	11/1/25	2,010,000		2,171,061
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.00	6/15/22	1,500,000		1,670,850
Pennsylvania Higher Educational Facilities Authority, Revenue (State System of Higher Education)	5.00	6/15/26	250,000		268,008

43

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Pennsylvania - 87.1% (continued)
Pennsylvania Higher Educational Facilities Authority, Revenue (Temple University)	5.00	4/1/26	1,000,000		1,102,110
Pennsylvania Higher Educational Facilities Authority, Revenue (The Trustees of the University of Pennsylvania)	5.00	8/15/32	2,240,000		2,618,157
Pennsylvania Higher Educational Facilities Authority, Revenue (University of Pennsylvania Health System)	4.00	8/15/36	1,000,000		1,032,600
Pennsylvania Industrial Development Authority, EDR	5.00	7/1/21	3,000,000		3,293,610
Pennsylvania Infrastructure Investment Authority, Revenue (PENNVEST/Commonwealth Funded Loan Pool Program)	5.00	5/15/22	1,655,000		1,864,109
Pennsylvania Intergovernmental Cooperation Authority, Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/21	1,000,000		1,075,300
Pennsylvania Intergovernmental Cooperation Authority, Special Tax Revenue (City of Philadelphia Funding Program)	5.00	6/15/22	3,395,000		3,649,048
Pennsylvania State University, Revenue	5.00	9/1/33	1,010,000		1,168,721
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue	5.00	12/1/38	2,415,000		2,649,545
Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Subordinate Special Revenue (Prerefunded)	5.00	12/1/22	1,190,000	[b]	1,353,185
Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Revenue	5.00	12/1/30	1,325,000		1,530,799
Pennsylvania Turnpike Commission, Registration Fee Revenue (Insured; Assured Guaranty Municipal Corp.)	5.25	7/15/25	2,500,000		2,952,650
Pennsylvania Turnpike Commission, Revenue, Refunding	4.00	12/1/36	1,670,000		1,675,277
Pennsylvania Turnpike Commission, Revenue, Refunding	4.00	12/1/38	1,250,000		1,264,050
Pennsylvania Turnpike Commission, Turnpike Revenue, Refunding (Insured; Assured Guaranty Municipal Corporation)	5.00	6/1/34	1,000,000		1,130,230
Pennsylvania Turnpike Commission, Turnpike Revenue, Refunding (Sub-Motor Licence Fund)	5.00	12/1/38	1,230,000		1,372,582
Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue	5.25	12/1/35	2,280,000		2,589,989
Perkiomen Valley School District, GO	4.00	3/1/28	3,345,000		3,551,888
Philadelphia, Airport Revenue	5.00	6/15/20	1,750,000		1,871,572
Philadelphia, GO	5.00	8/1/29	1,000,000		1,153,190
Philadelphia, GO	5.00	8/1/29	1,000,000		1,153,190
Philadelphia, GO (Insured; Assured Guaranty Municipal Corporation)	5.00	8/1/30	1,275,000		1,481,614
Philadelphia, Water & Wastewater Revenue, Refunding	5.00	11/1/27	355,000		395,651
Philadelphia, Water & Wastewater Revenue, Refunding (Prerefunded)	5.00	11/1/22	2,485,000	[b]	2,815,331
Philadelphia, Water and Wastewater Revenue	5.00	7/1/31	2,000,000		2,279,740
Philadelphia, Water and Wastewater Revenue	5.00	10/1/33	1,250,000		1,435,475
Philadelphia, Water and Wastewater Revenue	5.00	1/1/36	2,830,000		3,028,496

44

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Pennsylvania - 87.1% (continued)
Philadelphia Airport, Revenue, Refunding	5.00	7/1/31	500,000		579,515
Philadelphia Airport, Revenue, Refunding	5.00	7/1/32	350,000		404,429
Philadelphia Airport, Revenue, Refunding	5.00	7/1/33	350,000		402,896
Philadelphia Authority for Industrial Development, Revenue (Temple University)	5.00	4/1/25	2,500,000		2,887,425
Philadelphia Authority for Industrial Development, Revenue (Temple University)	5.00	4/1/31	2,000,000		2,272,540
Philadelphia Authority for Industrial Development, Revenue (Thomas Jefferson University)	5.00	9/1/35	2,000,000		2,229,840
Philadelphia School District, GO	5.00	9/1/20	1,805,000		1,923,968
Pittsburgh, GO	5.00	9/1/25	2,000,000		2,235,820
Pittsburgh, GO	5.00	9/1/26	2,000,000		2,234,900
Pittsburgh, GO	5.00	9/1/36	700,000		795,123
Pittsburgh and Allegheny County Sports & Exhibition Authority, Revenue	5.00	12/15/23	355,000		402,318
Pittsburgh and Allegheny County Sports & Exhibition Authority, Revenue	5.00	12/15/24	500,000		572,520
Pittsburgh and Allegheny County Sports & Exhibition Authority, Revenue	5.00	12/15/32	1,000,000		1,127,760
Pittsburgh Water & Sewer Authority, Revenue, Refunding (Insured; Assured Guaranty Municipal Corporation)	5.00	9/1/26	2,500,000		2,919,525
Pittsburgh Water and Sewer Authority, Water and Sewer System First Lien Revenue (Insured; Assured Guaranty Municipal Corp.) (Prerefunded)	5.00	9/1/23	2,580,000	[b]	2,969,425
Saint Mary Hospital Authority, Health System Revenue (Prerefunded)	5.00	11/15/20	915,000	[b]	996,188
Southcentral Pennsylvania General Authority, Revenue (WellSpan Health Obligation Group)	5.00	6/1/27	2,085,000		2,350,900
Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds (Federal Transit Administration Section 5309 Fixed Guideway Modernization Formula Funds) (Prerefunded)	5.00	6/1/21	2,000,000	[b]	2,204,260
State Public School Building Authority, School Lease Revenue (The School District of Philadelphia Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	6/1/24	2,000,000		2,244,400
State Public School Building Authority, School Lease Revenue (The School District of Philadelphia Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/31	2,490,000		2,654,215
University Area Joint Authority Centre County, Revenue, Refunding (Insured; Build America Mutual Assurance Company)	5.00	11/1/24	1,000,000		1,157,200
Upper Merion Area School District, GO	5.00	1/15/34	350,000		400,313
Upper Merion Area School District, GO	5.00	1/15/34	620,000		701,369
Upper Merion Area School District, GO	5.00	1/15/35	420,000		479,111
Upper Merion Area School District, GO	5.00	1/15/35	650,000		733,584

45

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 98.7% (continued)
Pennsylvania - 87.1% (continued)
Upper Merion Area School District, GO	5.00	1/15/36	250,000		284,620
Upper Merion Area School District, GO	5.00	1/15/37	275,000		312,463
Upper Merion Area School District, GO	5.00	1/15/37	400,000		449,844
Upper Moreland Township School District, GO	4.00	10/1/33	780,000		810,147
West Mifflin Area School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	4/1/26	1,000,000		1,120,440
West View Borough Municipal Authority, Water Revenue (Prerefunded)	5.00	11/15/24	3,000,000	[b]	3,530,970
Westmoreland County Municipal Authority, Municipal Service Revenue (Insured; Build America Mutual Assurance Company)	5.00	8/15/27	1,500,000		1,732,575
Westmoreland County Municipal Authority, Municipal Service Revenue (Insured; Build America Mutual Assurance Company)	5.00	8/15/28	1,000,000		1,150,670
				173,485,542
U.S. Related - 3.0%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,500,000		1,612,020
Guam, LOR (Section 30) (Prerefunded)	5.63	12/1/19	1,000,000	[b]	1,071,030
Puerto Rico Commonwealth, Public Improvement GO (Insured; AMBAC)	5.50	7/1/19	3,000,000		3,059,520
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/21	3,500,000	[c]	214,375
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[d]	73,505
				6,030,450
Total Long-Term Municipal Investments (cost $196,815,696)			196,533,162

Short-Term Municipal Investments - .5%
Missouri - .0%
Health & Educational Facilities Authority of the State of Missouri, Educational Facilities Revenue (The Washington University) (Liquidity Facility; JPMorgan Chase Bank)	1.03	3/1/18	100,000	[e]	100,000
New York - .3%
New York State Housing Finance Agency, Housing Revenue (160 Madison Avenue) (LOC; PNC Bank NA)	1.13	3/1/18	400,000	[e]	400,000
New York State Housing Finance Agency, Housing Revenue (505 West 37th Street) (LOC; Landesbank Hessen-Thuringen Girozentrale)	1.14	3/1/18	100,000	[e]	100,000
				500,000

46

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Short-Term Municipal Investments - .5% (continued)
Tennessee - .2%
Clarksville Public Building Authority, Pooled Financing Revenue (Tennessee Municipal Bond Fund) (LOC; Bank of America)	1.24	3/1/18	400,000	[e] 400,000
Total Short-Term Municipal Investments (cost $1,000,000)			1,000,000
Total Investments (cost $197,815,696)			99.2%	197,533,162
Cash and Receivables (Net)			0.8%	1,595,560
Net Assets			100.0%	199,128,722

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, these securities were valued at $2,381,017 or 1.2% of net assets.

b These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c Non-income producing—security in default.

d Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

e The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

Portfolio Summary (Unaudited) †	Value (%)
Education	19.0
Health Care	13.8
Transportation Services	12.0
Utility-Water and Sewer	8.4
Prerefunded	8.1
City	6.7
State/Territory	6.5
Special Tax	5.8
Lease	3.9
County	3.5
Industrial	2.8
Resource Recovery	2.5
Multi-Family Housing	.2
Other	6.0
99.2

† Based on net assets.

See notes to financial statements.

47

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.9%
Illinois - .7%
Chicago, GO	5.00	1/1/23	1,970,000		2,122,892
Massachusetts - 91.0%
Berkshire Wind Power Cooperative Corporation, Revenue, Refunding (Berkshire Wind Project-Green Bond)	5.00	7/1/26	475,000		554,838
Berkshire Wind Power Cooperative Corporation, Revenue, Refunding (Berkshire Wind Project-Green Bond)	5.00	7/1/28	1,000,000		1,168,770
Berkshire Wind Power Cooperative Corporation, Revenue, Refunding (Berkshire Wind Project-Green Bond)	5.00	7/1/30	1,000,000		1,157,270
Berkshire Wind Power Cooperative Corporation, Wind Project Revenue (Prerefunded)	5.25	1/1/20	750,000	[a]	800,303
Boston Water and Sewer Commission, General Revenue	5.00	11/1/31	600,000		690,366
Brookline, GO	5.00	3/15/25	1,360,000		1,605,983
Dedham, GO (Municipal Purpose Loan)	4.00	6/15/29	495,000		533,214
Dedham, GO (Municipal Purpose Loan)	4.00	6/15/30	495,000		530,511
Mansfield, GO	4.00	5/15/29	815,000		883,346
Mansfield, GO	4.00	5/15/30	845,000		912,414
Massachusetts, Commonwealth Transportation Fund Revenue (Rail Enhancement and Accelerated Bridge Programs)	4.00	6/1/46	2,500,000		2,579,725
Massachusetts, Federal Highway GAN (Accelerated Bridge Program)	5.00	6/15/25	5,060,000		5,880,934
Massachusetts, Federal Highway GAN (Accelerated Bridge Program)	5.00	6/15/27	2,000,000		2,311,780
Massachusetts, GO	5.00	2/1/33	2,000,000		2,317,560
Massachusetts, GO	4.50	12/1/43	5,000,000		5,381,400
Massachusetts, GO (Consolidated Loan)	5.00	3/1/31	2,250,000		2,557,440
Massachusetts, GO (Consolidated Loan) (Prerefunded)	5.00	8/1/21	5,000,000	[a]	5,532,650
Massachusetts, GO, 3 Month LIBOR + .46%	1.65	11/1/18	2,500,000	[b]	2,500,825
Massachusetts, GO, Refunding	5.00	7/1/29	1,000,000		1,169,390
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/21	2,000,000		2,226,840
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	5.25	7/1/22	2,430,000		2,764,635
Massachusetts Bay Transportation Authority, Senior Sales Tax Revenue	0.00	7/1/32	2,500,000	[c]	1,548,625
Massachusetts Clean Energy Cooperative Corporation, Clean Energy Cooperative Revenue (A Massachusetts Municipal Lighting Plant Cooperative)	5.00	7/1/28	1,250,000		1,407,675
Massachusetts Clean Water Trust, Revenue	5.00	2/1/35	990,000		1,126,689
Massachusetts College Building Authority, Project Revenue	5.00	5/1/27	3,000,000		3,403,110
Massachusetts Department of Transportation, Metropolitan Highway System Senior Revenue	5.00	1/1/32	1,530,000		1,613,186

48

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.9% (continued)
Massachusetts - 91.0% (continued)
Massachusetts Development Finance Agency, Revenue (Babson College Issue)	5.00	10/1/25	545,000	632,020
Massachusetts Development Finance Agency, Revenue (Baystate Medical Center Issue)	5.00	7/1/24	350,000	402,038
Massachusetts Development Finance Agency, Revenue (Bentley University Issue)	5.00	7/1/40	1,500,000	1,686,675
Massachusetts Development Finance Agency, Revenue (Berklee College of Music Issue)	5.00	10/1/37	1,750,000	1,983,275
Massachusetts Development Finance Agency, Revenue (Berklee College of Music)	5.00	10/1/23	400,000	458,960
Massachusetts Development Finance Agency, Revenue (Boston Medical Center Issue)	5.00	7/1/23	765,000	856,624
Massachusetts Development Finance Agency, Revenue (Boston Medical Center Issue)	5.00	7/1/24	475,000	536,983
Massachusetts Development Finance Agency, Revenue (Boston Medical Center Issue)	5.00	7/1/25	500,000	569,935
Massachusetts Development Finance Agency, Revenue (Boston Medical Center Issue)	5.00	7/1/26	500,000	572,810
Massachusetts Development Finance Agency, Revenue (Boston Medical Center Issue) (Green Bonds)	5.00	7/1/44	2,000,000	2,169,520
Massachusetts Development Finance Agency, Revenue (Boston University Issue)	4.00	10/1/32	1,000,000	1,052,680
Massachusetts Development Finance Agency, Revenue (Boston University Issue)	5.00	10/1/46	2,000,000	2,257,000
Massachusetts Development Finance Agency, Revenue (CareGroup Issue)	5.00	7/1/22	1,000,000	1,119,860
Massachusetts Development Finance Agency, Revenue (CareGroup Issue)	5.00	7/1/24	1,000,000	1,148,680
Massachusetts Development Finance Agency, Revenue (CareGroup Issue)	5.00	7/1/26	1,000,000	1,167,150
Massachusetts Development Finance Agency, Revenue (CareGroup Issue)	5.00	7/1/29	1,000,000	1,138,510
Massachusetts Development Finance Agency, Revenue (CareGroup Issue)	5.00	7/1/30	1,000,000	1,131,450
Massachusetts Development Finance Agency, Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/32	1,565,000	1,801,581
Massachusetts Development Finance Agency, Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/33	1,500,000	1,720,530
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	5.00	1/1/19	2,000,000	2,050,640
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	5.00	1/1/22	565,000	618,652
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	5.00	1/1/23	400,000	445,224
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	5.00	1/1/25	1,000,000	1,138,540
Massachusetts Development Finance Agency, Revenue (Emmanuel College Issue)	5.00	10/1/30	1,000,000	1,117,400
Massachusetts Development Finance Agency, Revenue (Emmanuel College Issue) (Green Bonds)	4.00	10/1/46	1,000,000	980,830
Massachusetts Development Finance Agency, Revenue (Green Bond-Boston Medical Center Issue)	5.00	7/1/28	350,000	397,436
Massachusetts Development Finance Agency, Revenue (Green Bond-Boston Medical Center Issue)	5.00	7/1/29	490,000	553,886
Massachusetts Development Finance Agency, Revenue (Green Bond-Boston Medical Center Issue)	5.00	7/1/30	975,000	1,097,129
Massachusetts Development Finance Agency, Revenue (Green Bond-Boston Medical Center Issue)	4.00	7/1/47	1,000,000	982,500
Massachusetts Development Finance Agency, Revenue (Lahey Health System Obligated Group Issue)	5.00	8/15/27	1,000,000	1,080,840

49

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.9% (continued)
Massachusetts - 91.0% (continued)
Massachusetts Development Finance Agency, Revenue (Lahey Health System Obligated Group Issue)	5.00	8/15/28	1,000,000		1,079,280
Massachusetts Development Finance Agency, Revenue (Lesley University Issue)	5.00	7/1/28	1,550,000		1,780,640
Massachusetts Development Finance Agency, Revenue (Lesley University Issue)	5.00	7/1/31	1,000,000		1,136,150
Massachusetts Development Finance Agency, Revenue (MCPHS University Issue)	5.00	7/1/37	465,000		523,167
Massachusetts Development Finance Agency, Revenue (Olin College Issue)	5.00	11/1/38	5,000,000		5,519,850
Massachusetts Development Finance Agency, Revenue (Partners HealthCare System Issue)	5.00	7/1/25	1,825,000		1,991,878
Massachusetts Development Finance Agency, Revenue (Partners HealthCare System Issue)	4.00	7/1/32	2,000,000		2,096,720
Massachusetts Development Finance Agency, Revenue (SABIS International Charter School Issue)	5.00	4/15/33	3,410,000		3,654,224
Massachusetts Development Finance Agency, Revenue (SABIS International Charter School Issue)	5.00	4/15/40	1,730,000		1,836,187
Massachusetts Development Finance Agency, Revenue (Simmons College Issue)	5.25	10/1/24	465,000		532,513
Massachusetts Development Finance Agency, Revenue (Simmons College Issue)	5.00	10/1/25	700,000		808,647
Massachusetts Development Finance Agency, Revenue (Simmons College Issue)	5.00	10/1/29	1,000,000		1,123,150
Massachusetts Development Finance Agency, Revenue (South Shore Hospital Issue)	5.00	7/1/24	530,000		604,121
Massachusetts Development Finance Agency, Revenue (South Shore Hospital Issue)	5.00	7/1/25	500,000		576,000
Massachusetts Development Finance Agency, Revenue (South Shore Hospital Issue)	5.00	7/1/28	750,000		851,528
Massachusetts Development Finance Agency, Revenue (South Shore Hospital Issue)	5.00	7/1/41	2,000,000		2,179,760
Massachusetts Development Finance Agency, Revenue (Southcoast Health System Obligated Group Issue)	4.00	7/1/20	530,000		555,122
Massachusetts Development Finance Agency, Revenue (Sterling and Francine Clark Art Institute Issue)	5.00	7/1/28	1,000,000		1,179,600
Massachusetts Development Finance Agency, Revenue (Sterling and Francine Clark Art Institute Issue)	5.00	7/1/32	1,910,000		2,182,576
Massachusetts Development Finance Agency, Revenue (Suffolk University Issue)	5.13	7/1/40	210,000		219,675
Massachusetts Development Finance Agency, Revenue (Suffolk University)	5.00	7/1/23	2,500,000		2,815,350
Massachusetts Development Finance Agency, Revenue (Suffolk University)	5.00	7/1/25	1,340,000		1,540,772
Massachusetts Development Finance Agency, Revenue (Suffolk University)	5.00	7/1/28	1,300,000		1,488,435
Massachusetts Development Finance Agency, Revenue (Suffolk University)	5.00	7/1/29	2,250,000		2,564,617
Massachusetts Development Finance Agency, Revenue (The Broad Institute Issue) (Prerefunded)	5.25	4/1/21	3,675,000	[a]	4,059,037
Massachusetts Development Finance Agency, Revenue (The Broad Institute Issue) (Prerefunded)	5.25	4/1/21	1,500,000	[a]	1,656,750
Massachusetts Development Finance Agency, Revenue (The Park School Issue)	5.00	9/1/21	300,000		327,174
Massachusetts Development Finance Agency, Revenue (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/24	1,000,000		1,135,470
Massachusetts Development Finance Agency, Revenue (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/25	2,375,000		2,722,391

50

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.9% (continued)
Massachusetts - 91.0% (continued)
Massachusetts Development Finance Agency, Revenue (UMass Memorial Health Care Obligated Group Issue)	5.00	7/1/28	1,000,000	1,138,510
Massachusetts Development Finance Agency, Revenue (Wentworth Institute of Technology Issue)	5.00	10/1/20	705,000	758,481
Massachusetts Development Finance Agency, Revenue (Wentworth Institute of Technology Issue)	5.00	10/1/24	550,000	624,723
Massachusetts Development Finance Agency, Revenue (Western New England University Issue)	5.00	9/1/35	1,000,000	1,085,980
Massachusetts Development Finance Agency, Revenue (Western New England University Issue)	5.00	9/1/40	2,650,000	2,864,756
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	4.00	1/1/19	170,000	173,463
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/20	200,000	211,804
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/21	100,000	108,415
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/22	200,000	221,156
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/23	250,000	280,320
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	3.00	1/1/25	190,000	194,723
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	4.00	1/1/26	130,000	141,565
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/27	310,000	361,854
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/28	140,000	162,625
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/29	200,000	231,518
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/30	410,000	472,972
Massachusetts Development Finance Agency, Revenue (WGBH Educational Foundation Issue)	5.00	1/1/31	415,000	477,084
Massachusetts Development Finance Agency, Revenue (Wheelock College Issue)	5.25	10/1/37	945,000	945,019
Massachusetts Development Finance Agency, Revenue (Williams College Issue)	5.00	7/1/30	1,000,000	1,191,280
Massachusetts Development Finance Agency, Revenue (Worcester City Campus Corporation Issue) (University of Massachusetts Project)	5.00	10/1/20	905,000	980,794
Massachusetts Development Finance Agency, Revenue (Worcester City Campus Corporation Issue) (University of Massachusetts Project)	5.00	10/1/21	830,000	922,603
Massachusetts Development Finance Agency, Revenue, Refunding (Foxborough Regional Charter)	5.00	7/1/37	1,600,000	1,710,624
Massachusetts Development Finance Agency, Revenue, Refunding (Partners Healthcare System Issue)	4.00	7/1/35	3,500,000	3,611,965
Massachusetts Development Finance Agency, Revenue, Refunding (Partners Healthcare System Issue)	4.00	7/1/41	2,500,000	2,548,825
Massachusetts Development Finance Agency, Revenue, Refunding (The Broad Institute Inc.)	5.00	4/1/25	1,000,000	1,169,070
Massachusetts Development Finance Agency, Revenue, Refunding (The Broad Institute Inc.)	5.00	4/1/26	2,000,000	2,363,740
Massachusetts Development Finance Agency, Revenue, Refunding (The Broad Institute Inc.)	5.00	4/1/34	750,000	874,763
Massachusetts Development Finance Agency, Revenue, Refunding (The Broad Institute Inc.)	5.00	4/1/35	500,000	581,365

51

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.9% (continued)
Massachusetts - 91.0% (continued)
Massachusetts Development Finance Agency, Revenue, Refunding (The Broad Institute Inc.)	5.00	4/1/36	3,250,000		3,770,065
Massachusetts Development Finance Agency, Revenue, Refunding (The Broad Institute Inc.)	5.00	4/1/37	750,000		867,990
Massachusetts Development Finance Agency, Revenue, Refunding (Wheaton College)	5.00	1/1/23	1,935,000		2,180,997
Massachusetts Development Finance Agency, Revenue, Refunding (Williams College)	5.00	7/1/30	525,000		597,125
Massachusetts Development Finance Agency, Special Obligation Revenue (Commonwealth Contract Assistance)	5.00	5/1/34	1,000,000		1,109,530
Massachusetts Development Finance Agency, Special Obligation Revenue (Commonwealth Contract Assistance)	5.00	5/1/39	1,460,000		1,615,023
Massachusetts Development Finance Agency, SWDR (Dominion Energy Brayton Point Issue) (Prerefunded)	5.75	5/1/19	2,000,000	[a]	2,097,180
Massachusetts Development Finance Authority, Revenue, Refunding (Fisher College)	5.00	4/1/31	350,000		395,763
Massachusetts Development Finance Authority, Revenue, Refunding (Fisher College)	5.00	4/1/32	370,000		416,831
Massachusetts Development Finance Authority, Revenue, Refunding (Fisher College)	5.00	4/1/33	390,000		437,740
Massachusetts Development Finance Authority, Revenue, Refunding (Fisher College)	5.00	4/1/35	840,000		937,961
Massachusetts Development Finance Authority, Revenue, Refunding (Fisher College)	5.00	4/1/37	835,000		928,261
Massachusetts Development Finance Authority, Revenue, Refunding (Foxborough Regional Charter School)	4.00	7/1/21	625,000		645,250
Massachusetts Development Finance Authority, Revenue, Refunding (Foxborough Regional Charter School)	4.00	7/1/22	655,000		677,080
Massachusetts Development Finance Authority, Revenue, Refunding (South Shore Hospital)	5.00	7/1/21	500,000		545,885
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue I)	5.00	1/1/20	1,400,000		1,470,952
Massachusetts Educational Financing Authority, Education Loan Revenue (Issue J)	5.00	7/1/21	2,350,000		2,546,742
Massachusetts Educational Financing Authority, Revenue (Refunding)	5.00	7/1/24	2,000,000		2,240,000
Massachusetts Federal Highway, Revenue, Refunding (Accelerated Bridge Program)	5.00	6/15/27	2,300,000		2,743,026
Massachusetts Health and Educational Facilities Authority, Revenue (Berklee College of Music Issue)	5.00	10/1/32	125,000		125,375
Massachusetts Health and Educational Facilities Authority, Revenue (Berklee College of Music Issue)	5.00	10/1/37	360,000		361,080
Massachusetts Health and Educational Facilities Authority, Revenue (Cape Cod Healthcare Obligated Group Issue) (Insured; Assured Guaranty Corp.) (Prerefunded)	5.13	11/15/19	1,000,000	[a]	1,059,650
Massachusetts Health and Educational Facilities Authority, Revenue (CareGroup Issue)	5.00	7/1/18	690,000		697,963
Massachusetts Health and Educational Facilities Authority, Revenue (CareGroup Issue) (Insured; National Public Finance Guarantee Corp.) (Prerefunded)	5.25	7/1/18	1,000,000	[a]	1,012,960
Massachusetts Health and Educational Facilities Authority, Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/22	2,750,000		2,835,607
Massachusetts Health and Educational Facilities Authority, Revenue (Dana-Farber Cancer Institute Issue)	5.25	12/1/27	2,000,000		2,060,680
Massachusetts Health and Educational Facilities Authority, Revenue (Massachusetts Institute of Technology Issue)	5.50	7/1/22	1,800,000		2,071,350

52

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.9% (continued)
Massachusetts - 91.0% (continued)
Massachusetts Health and Educational Facilities Authority, Revenue (Massachusetts Institute of Technology Issue)	5.00	7/1/23	3,335,000		3,838,418
Massachusetts Health and Educational Facilities Authority, Revenue (Northeastern University Issue)	5.00	10/1/24	1,000,000		1,121,820
Massachusetts Health and Educational Facilities Authority, Revenue (Northeastern University Issue)	5.00	10/1/24	2,000,000		2,158,540
Massachusetts Health and Educational Facilities Authority, Revenue (Northeastern University Issue)	5.63	10/1/29	3,000,000		3,185,730
Massachusetts Health and Educational Facilities Authority, Revenue (Northeastern University Issue)	5.00	10/1/30	3,000,000		3,224,430
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	590,000	[a]	611,081
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	410,000	[a]	424,649
Massachusetts Health and Educational Facilities Authority, Revenue (Sterling and Francine Clark Art Institute Issue) (Prerefunded)	5.00	7/1/20	2,500,000	[a]	2,696,625
Massachusetts Health and Educational Facilities Authority, Revenue (Suffolk University Issue)	6.25	7/1/30	840,000		882,630
Massachusetts Health and Educational Facilities Authority, Revenue (Tufts University Issue)	5.25	2/15/26	3,130,000		3,757,252
Massachusetts Housing Finance Agency, Housing Revenue	4.00	6/1/19	775,000		795,336
Massachusetts Housing Finance Agency, Housing Revenue	2.95	12/1/32	1,000,000		916,240
Massachusetts Housing Finance Agency, SFHR	3.50	12/1/46	1,645,000		1,713,679
Massachusetts Port Authority, Revenue	5.00	7/1/24	315,000		360,833
Massachusetts Port Authority, Revenue	5.00	7/1/27	1,345,000		1,492,654
Massachusetts Port Authority, Revenue	5.00	7/1/28	200,000		227,266
Massachusetts Port Authority, Revenue	5.00	7/1/29	200,000		226,280
Massachusetts Port Authority, Revenue	5.00	7/1/31	1,500,000		1,679,790
Massachusetts Port Authority, Revenue	5.00	7/1/32	750,000		851,603
Massachusetts Port Authority, Revenue	5.00	7/1/33	2,000,000		2,264,720
Massachusetts Port Authority, Revenue	5.00	7/1/40	2,000,000		2,133,080
Massachusetts School Building Authority, Sales Tax Revenue, Refunding	5.00	2/15/37	1,040,000		1,167,670
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/26	4,000,000		4,499,680
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/29	2,700,000		3,021,408
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	5.00	8/15/30	2,000,000		2,233,580
Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue	4.00	8/15/32	2,500,000		2,636,750
Massachusetts Transportation Fund, Revenue (Rail Enhancement & Accelerated Bridge Programs)	5.00	6/1/36	3,300,000		3,733,521
Massachusetts Turnpike Authority, Turnpike Revenue (Insured; National Public Finance Guarantee Corp.) (Escrowed to Maturity)	5.00	1/1/20	1,565,000		1,637,178

53

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.9% (continued)
Massachusetts - 91.0% (continued)
Massachusetts Water Pollution Abatement Trust, (Pool Program)	5.00	8/1/18	75,000		75,230
Massachusetts Water Pollution Abatement Trust, Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	155,000		155,556
Massachusetts Water Resources Authority, General Revenue (Prerefunded)	5.00	8/1/21	500,000	[a]	552,390
Massachusetts Water Resources Authority, Revenue, Refunding (Insured; Assured Guaranty Municipal Corporation)	5.25	8/1/26	3,560,000		4,343,912
Metropolitan Boston Transit Parking Corporation, Systemwide Senior Lien Parking Revenue	5.00	7/1/41	4,090,000		4,424,194
Mount Greylock Regional School District, GO (School Bonds)	4.00	6/15/27	640,000		688,941
Mount Greylock Regional School District, GO (School Bonds)	4.00	6/15/28	420,000		450,605
Mount Greylock Regional School District, GO (School Bonds)	4.00	6/15/29	745,000		793,522
Mount Greylock Regional School District, GO (School Bonds)	4.00	6/15/30	315,000		333,468
Newburyport, GO, Refunding	5.00	1/15/26	1,305,000		1,482,519
Plainville, GO	4.00	10/15/30	1,210,000		1,313,588
The Commonwealth of Massachusetts, GO	4.00	2/1/29	2,500,000		2,687,825
Worcester, GO, Refunding (Muni Purpose Loan)	5.00	1/15/29	1,690,000		1,969,070
				270,390,947
Michigan - .8%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	2,000,000		2,204,460
New Jersey - 2.2%
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	1,760,000		1,892,862
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/25	2,000,000		2,197,460
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	12/15/21	2,160,000		2,365,027
				6,455,349
New Mexico - .4%
New Mexico Finance Authority, Revenue (Senior Lien Public Project)	5.00	6/1/24	1,100,000		1,278,827
New York - 1.4%
New York City Transitional Finance Authority, Future Tax Revenue	5.00	2/1/34	1,500,000		1,704,255
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	2,250,000	[d]	2,381,017
				4,085,272
U.S. Related - 1.4%
Guam, Business Privilege Tax Revenue	5.00	1/1/25	1,500,000		1,597,440
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	500,000		547,050
Guam, LOR (Section 30) (Prerefunded)	5.63	12/1/19	1,000,000	[a]	1,071,030
Puerto Rico Commonwealth, Public Improvement GO (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	800,000		807,712

54

BNY Mellon Massachusetts Intermediate Municipal Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.9% (continued)
U.S. Related - 1.4% (continued)
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/20	2,000,000	[e]	122,500
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/19	750,000	[f]	110,258
				4,255,990
Total Long-Term Municipal Investments (cost $291,415,942)			290,793,737

Short-Term Municipal Investments - 1.2%
Massachusetts - 1.2%
Massachusetts Development Finance Agency, Revenue (Partners HealthCare System Issue) (LOC; U.S. Bank NA)	1.09	3/1/18	1,300,000	[g]	1,300,000
Massachusetts Health and Educational Facilities Authority, Revenue (Amherst College Issue)	1.09	3/1/18	100,000	[g]	100,000
Massachusetts Health and Educational Facilities Authority, Revenue (Museum of Fine Arts Issue) (Liquidity Facility; Wells Fargo Bank)	1.12	3/1/18	800,000	[g]	800,000
Massachusetts Health and Educational Facilities Authority, Revenue (Tufts University Issue) (Liquidity Facility; U.S. Bank NA)	1.10	3/1/18	600,000	[g]	600,000
Massachusetts Water Resources Authority, Subordinated General Revenue, Refunding Subordinated General Revenue, Refunding (LOC; Landesbank Hessen-Thuringen Girozentrale)	1.06	3/1/18	900,000	[g]	900,000
Total Short-Term Municipal Investments (cost $3,700,000)			3,700,000
Total Investments (cost $295,115,942)			99.1%	294,493,737
Cash and Receivables (Net)			0.9%	2,540,973
Net Assets			100.0%	297,034,710

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Variable rate security—rate shown is the interest rate in effect at period end.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, these securities were valued at $2,381,017 or .8% of net assets.

e Non-income producing—security in default.

f Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

g The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

Portfolio Summary (Unaudited) †	Value (%)
Education	37.2
Health Care	15.6
Transportation Services	11.9
Prerefunded	7.5
State/Territory	5.6
City	4.6
Special Tax	3.3
Utility-Water and Sewer	2.4
Housing	2.1
Utility-Electric	1.7
Industrial	.8
Pollution Control	.0
Other	6.4
99.1

† Based on net assets.

See notes to financial statements.

55

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.1%
Illinois - .8%
Chicago, GO (Neighborhoods Alive 21 Program)	5.25	1/1/22	1,150,000		1,246,830
Michigan - .8%
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/33	1,150,000		1,267,565
New Jersey - 1.5%
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; AMBAC)	5.25	12/15/20	1,000,000		1,075,490
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; National Public Finance Guarantee Corp.)	5.25	12/15/21	1,265,000		1,385,074
				2,460,564
New York - 92.3%
Albany County Airport Authority, Airport Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	12/15/23	1,500,000		1,605,600
Battery Park City Authority, Senior Revenue	5.00	11/1/23	1,065,000		1,237,115
Dutchess County Local Development Corp., Revenue, Refunding (Culinary Institute of America Project)	5.00	7/1/26	525,000		606,055
Dutchess County Local Development Corporation, Revenue (Health Quest Systems, Inc. Project)	5.00	7/1/27	1,000,000		1,155,990
Erie County Fiscal Stability Authority, Sales Tax and State Aid Secured Revenue (Prerefunded)	5.00	12/1/21	1,000,000	[a]	1,118,510
Haverstraw-Stony Point Central School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/33	725,000		817,829
Haverstraw-Stony Point Central School District, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	10/15/34	730,000		821,841
Hudson Yards Infrastructure Corporation Second Indenture, Revenue	5.00	2/15/32	1,500,000		1,733,985
Long Island Power Authority, Electric System General Revenue	5.00	5/1/20	1,000,000		1,069,800
Long Island Power Authority, Electric System General Revenue	5.00	5/1/21	1,000,000		1,094,730
Long Island Power Authority, Electric System General Revenue	5.00	9/1/24	1,270,000		1,464,246
Long Island Power Authority, Electric System Revenue	5.00	9/1/33	1,500,000		1,724,925
Metropolitan Transportation Authority, Dedicated Tax Fund Revenue	5.25	11/15/28	1,000,000		1,202,580
Metropolitan Transportation Authority, Revenue	5.00	11/15/39	2,000,000		2,252,800
Metropolitan Transportation Authority, Revenue (Dedicated Tax Fund) (Climate Board Certified Green Bond)	4.00	11/15/33	1,000,000		1,061,090
Metropolitan Transportation Authority, Tax Revenue, Refunding	5.00	11/15/22	1,010,000		1,148,239
Metropolitan Transportation Authority, Transportation Revenue	6.25	11/15/23	60,000		62,061
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/24	1,465,000		1,705,392
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/25	1,000,000		1,173,380
Metropolitan Transportation Authority, Transportation Revenue	5.00	11/15/28	2,375,000		2,660,332
Metropolitan Transportation Authority, Transportation Revenue (Prerefunded)	6.25	11/15/18	5,000	[a]	5,175

56

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.1% (continued)
New York - 92.3% (continued)
Monroe County Industrial Development Corporation, Revenue (The Rochester General Hospital Projects)	5.00	12/1/28	1,095,000		1,248,639
Monroe County Industrial Development Corporation, Revenue (The Rochester General Hospital Projects)	5.00	12/1/32	1,000,000		1,124,360
Monroe County Industrial Development Corporation, Revenue (University of Rochester Project)	5.00	7/1/30	1,000,000		1,178,610
Monroe County Industrial Development Corporation, Revenue, Refunding (University of Rochester Project)	4.00	7/1/34	1,000,000		1,054,960
Monroe County Industrial Development Corporation, Revenue, Refunding (University of Rochester Project)	4.00	7/1/35	1,000,000		1,050,860
Nassau County, GO	5.00	4/1/35	1,000,000		1,130,750
Nassau County, GO (General Improvement Bonds)	5.00	4/1/29	1,500,000		1,694,925
Nassau County, GO (General Improvement Bonds) (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/23	1,100,000		1,259,038
Nassau County Sewer and Storm Water Finance Authority, System Revenue (Insured; Berkshire Hathaway Assurance Corporation) (Prerefunded)	5.38	11/1/18	1,000,000	[a]	1,026,560
New York, GO, Refunding	5.00	8/1/32	1,000,000		1,172,260
New York City, GO	5.00	8/1/25	1,255,000		1,474,449
New York City, GO	5.25	3/1/35	2,000,000		2,377,580
New York City Housing Development Corporation, Revenue	5.00	7/1/25	1,500,000		1,701,240
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,000,000		1,052,800
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue	5.00	6/15/44	2,110,000		2,282,281
New York City Transitional Finance Authority, Building Aid Revenue	5.00	7/15/29	1,000,000		1,177,470
New York City Transitional Finance Authority, Building Aid Revenue	5.00	7/15/30	1,000,000		1,171,180
New York City Transitional Finance Authority, Future Tax Revenue	5.00	2/1/34	1,000,000		1,136,170
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	11/1/25	1,000,000		1,180,220
New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue	5.00	5/1/29	2,000,000		2,223,280
New York City Trust for Cultural Resources, Revenue (American Museum of Natural History)	5.00	7/1/37	1,000,000		1,129,870
New York City Trust for Cultural Resources, Revenue (Lincoln Center for the Performing Arts, Inc.)	5.00	12/1/26	1,075,000		1,280,282
New York City Trust for Cultural Resources, Revenue (The Juilliard School)	5.00	1/1/39	2,500,000		2,565,375
New York City Trust for Cultural Resources, Revenue (Wildlife Conservation Society)	5.00	8/1/31	1,480,000		1,666,228
New York City Water & Sewer System, Revenue	4.50	6/15/39	1,450,000		1,565,072
New York Counties Tobacco Trust VI, Tobacco Settlement Pass-Through Bonds	5.00	6/1/45	1,000,000		1,063,820
New York Dormitory Authority, Non Supported Debt Revenue, Refunding (Fordham University)	4.00	7/1/34	1,000,000		1,053,320

57

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.1% (continued)
New York - 92.3% (continued)
New York Dormitory Authority, Non Supported Debt Revenue, Refunding (Fordham University)	4.00	7/1/35	1,000,000		1,050,040
New York Dormitory Authority, Revenue, Refunding (Memorial Sloan Kettering Cancer Center)	4.00	7/1/34	1,500,000		1,598,580
New York Dormitory Authority, Revenue, Refunding (Memorial Sloan Kettering Cancer Center)	4.00	7/1/37	1,750,000		1,850,520
New York Dormitory Authority, Tax Revenue, Refunding	5.00	2/15/31	1,500,000		1,764,210
New York Liberty Development Corporation, Liberty Revenue (7 World Trade Center Project)	5.00	9/15/29	1,000,000		1,114,120
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.15	11/15/34	1,500,000	[b]	1,640,100
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	2,000,000	[b]	2,116,460
New York Local Government Assistance Corporation, Subordinate Lien Revenue	5.00	4/1/21	1,000,000		1,071,210
New York State Dormitory Authority, Consolidated Revenue (City University System) (Insured; National Public Finance Guarantee Corp.)	5.75	7/1/18	360,000		365,260
New York State Dormitory Authority, Personal Income Tax Revenue, Refunding (General Purpose)	5.00	2/15/32	1,000,000		1,160,250
New York State Dormitory Authority, Revenue (Columbia University)	5.00	10/1/41	2,500,000		2,720,600
New York State Dormitory Authority, Revenue (Convent of the Sacred Heart) (Insured; Assured Guaranty Municipal Corp.)	5.63	11/1/35	1,000,000		1,107,000
New York State Dormitory Authority, Revenue (Icahn School of Medicine at Mount Sinai)	5.00	7/1/23	1,000,000		1,133,620
New York State Dormitory Authority, Revenue (Interagency Council Pooled Loan Program)	4.00	7/1/26	1,200,000		1,319,412
New York State Dormitory Authority, Revenue (New York State Department of Health)	5.00	7/1/25	1,000,000		1,174,520
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/31	2,000,000		2,308,320
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/37	650,000		729,917
New York State Dormitory Authority, Revenue (New York University)	5.00	7/1/43	2,400,000		2,687,448
New York State Dormitory Authority, Revenue (Non Supported Debt) (School Districts Board Financing Program) (Insured; Build America Mutual Assurance Company)	5.00	10/1/28	1,805,000		2,150,008
New York State Dormitory Authority, Revenue (Rochester Institute of Technology)	5.00	7/1/23	1,000,000		1,072,930
New York State Dormitory Authority, Revenue (School Districts Financing Program) (Insured; Assured Guaranty Municipal Corporation)	5.00	10/1/26	1,000,000		1,188,570
New York State Dormitory Authority, Revenue (The New School)	5.00	7/1/32	1,530,000		1,724,601
New York State Dormitory Authority, Sales Tax Revenue	5.00	3/15/35	1,100,000		1,258,554
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/21	1,000,000		1,097,240
New York State Dormitory Authority, State Sales Tax Revenue	5.00	3/15/30	1,275,000		1,494,045
New York State Energy Research and Development Authority, PCR (New York State Electric and Gas Corporation Project)	2.00	5/1/20	2,000,000		1,999,340

58

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.1% (continued)
New York - 92.3% (continued)
New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue (New York City Municipal Water Finance Authority Projects - Second Resolution Bonds)	4.00	6/15/46	1,475,000	1,544,900
New York State School Districts Dormitory Authority, Revenue, Refunding	5.00	10/1/24	1,000,000	1,161,340
New York State Thruway Authority, General Revenue	5.00	1/1/32	1,000,000	1,137,870
New York State Thruway Authority, General Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/31	2,000,000	2,302,620
New York State Urban Development Corporation, State Personal Income Tax Revenue	5.00	3/15/25	1,000,000	1,170,220
New York State Urban Development Corporation, State Personal Income Tax Revenue (General Purpose)	5.00	3/15/23	1,410,000	1,605,158
Onondaga County Trust for Cultural Resources, Revenue (Syracuse University Project)	5.00	12/1/19	1,500,000	1,589,100
Oyster Bay, Public Improvement GO (Insured; Assured Guaranty Municipal Corp.)	4.00	11/1/19	2,000,000	2,064,760
Oyster Bay, Public Improvement GO (Insured; Assured Guaranty Municipal Corp.)	5.00	3/15/21	1,330,000	1,432,277
Oyster Bay, Public Improvement GO (Insured; Build America Mutual Assurance Company)	5.00	8/15/22	1,715,000	1,890,033
Port Authority of New York and New Jersey, (Consolidated Bonds, 189th Series)	5.00	5/1/30	1,000,000	1,152,380
Port Authority of New York and New Jersey, Revenue	5.00	10/15/41	1,000,000	1,133,110
Port Authority of New York and New Jersey, Revenue, Refunding	5.00	12/1/25	2,600,000	2,944,370
Rockland County, GO (Insured; Build America Mutual Assurance Company)	5.00	6/1/23	575,000	644,960
Sales Tax Asset Receivable Corporation, Sales Tax Asset Revenue	5.00	10/15/31	1,060,000	1,227,024
St. Lawrence County New York Development Agency, Revenue (Clarkson University Project)	5.00	9/1/29	1,000,000	1,147,340
Suffolk County, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/22	1,000,000	1,108,000
Suffolk County, GO (Insured; Assured Guaranty Municipal Corporation)	4.00	2/1/24	2,115,000	2,296,848
Suffolk County, GO, Refunding (Insured; Build America Mutual Assurance Company)	4.00	2/1/28	1,425,000	1,543,845
Suffolk County Water Authority, Revenue	4.00	6/1/38	1,000,000	1,050,880
Suffolk County Water Authority, Water System Revenue	4.00	6/1/30	1,895,000	2,043,966
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	5.00	11/15/23	1,000,000	1,157,980
TSASC, Inc. of New York, Senior Tobacco Settlement Bonds	5.00	6/1/22	1,000,000	1,112,480
Utility Debt Securitization Authority of New York, Restructuring Bonds	5.00	6/15/26	2,000,000	2,308,500
Westchester County Health Care Corporation, Senior Lien Revenue	5.00	11/1/20	1,400,000	1,506,120
Westchester County Health Care Corporation, Senior Lien Revenue	5.00	11/1/24	1,500,000	1,618,440
Westchester County Local Development Corporation, Revenue (Purchase Housing Corporation II Project)	5.00	6/1/37	1,000,000	1,127,680

59

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon New York Intermediate Tax-Exempt Bond Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.1% (continued)
New York - 92.3% (continued)
Westchester County Local Development Corporation, Revenue (Westchester Medical Center Obligated Group Project)	5.00	11/1/28	1,000,000		1,118,550
Yonkers, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/21	2,640,000		2,920,368
Yonkers, GO (Insured; Assured Guaranty Municipal Corp.)	5.00	11/15/26	1,000,000		1,177,290
				148,898,558
U.S. Related - 1.7%
Guam, Business Privilege Tax Revenue	5.00	1/1/24	1,000,000		1,074,680
Puerto Rico Commonwealth, Public Improvement GO (Insured; National Public Finance Guarantee Corp.)	5.50	7/1/19	1,550,000		1,564,942
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	500,000	[c]	73,505
				2,713,127
Total Long-Term Municipal Investments (cost $155,525,607)			156,586,644

Short-Term Municipal Investments - 3.2%
New York - 3.2%
Metropolitan Transportation Authority, Transportation Revenue (LOC; Landesbank Hessen-Thuringen Girozentrale)	1.11	3/1/18	400,000	[d]	400,000
New York City, GO (LOC; Mizuho Bank, Ltd.)	1.13	3/1/18	900,000	[d]	900,000
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue (Liquidity Facility; Wells Fargo Bank)	1.08	3/1/18	1,200,000	[d]	1,200,000
New York State Housing Finance Agency, Housing Revenue (160 Madison Avenue) (LOC; PNC Bank NA)	1.13	3/1/18	100,000	[d]	100,000
New York State Housing Finance Agency, Housing Revenue (160 Madison Avenue) (LOC; U.S. Bank NA)	1.13	3/1/18	100,000	[d]	100,000
New York State Housing Finance Agency, Housing Revenue (505 West 37th Street) (LOC; Landesbank Hessen-Thuringen Girozentrale)	1.14	3/1/18	1,200,000	[d]	1,200,000
New York State Housing Finance Agency, Housing Revenue (505 West 37th Street) (LOC; Landesbank Hessen-Thuringen Girozentrale)	1.14	3/1/18	1,200,000	[d]	1,200,000
Total Short-Term Municipal Investments (cost $5,100,000)			5,100,000
Total Investments (cost $160,625,607)			100.3%	161,686,644
Liabilities, Less Cash and Receivables			(0.3%)	(439,745)
Net Assets			100.0%	161,246,899

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, these securities were valued at $3,756,560 or 2.33% of net assets.

c Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

d The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

60

Portfolio Summary (Unaudited) †	Value (%)
Education	21.1
Transportation Services	14.3
Health Care	8.5
Special Tax	8.3
County	8.2
City	8.2
Utility-Water and Sewer	6.0
Industrial	4.9
Utility-Electric	4.8
Multi-Family Housing	1.5
Lease	1.5
Prerefunded	1.3
Housing	1.1
Other	10.6
100.3

† Based on net assets.

See notes to financial statements.

61

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .4%
Health Care - .4%
Partners Healthcare System, Gtd. Bonds (cost $5,000,000)	3.77	7/1/48	5,000,000		4,708,846

Long-Term Municipal Investments - 101.2%
Alabama - .5%
Birmingham Waterworks Board, Water Revenue, Refunding	4.00	1/1/38	5,000,000		5,157,600
Tuscaloosa Public Educational Building Authority, Student Housing Revenue (Ridgecrest Student Housing, LLC University of Alabama Ridgecrest Residential Project) (Insured; Assured Guaranty Corp.) (Prerefunded)	6.75	7/1/18	1,100,000	[a]	1,119,492
				6,277,092
Arizona - .7%
Arizona Health Facilities Authority, HR (Phoenix Children's Hospital)	5.00	2/1/42	6,000,000		6,312,840
University Medical Center Corporation, HR (Prerefunded)	6.00	7/1/21	2,500,000	[a]	2,832,675
				9,145,515
Arkansas - .6%
University of Arkansas, Revenue	5.00	11/1/42	5,990,000		6,896,047
California - 16.2%
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue	5.00	10/1/35	2,500,000		2,799,400
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	4.00	10/1/35	1,500,000		1,558,530
Alameda Corridor Transportation Authority, Second Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.)	4.00	10/1/37	1,000,000		1,034,510
Anaheim Public Financing Authority, LR (Anaheim Convention Center Expansion Project)	5.00	5/1/46	2,000,000		2,246,240
Bay Area Toll Authority, Toll Bridge Revenue, Refunding (San Francisco Bay Area Subordinate Toll Bridge)	4.00	4/1/47	5,000,000		5,196,900
California Communities Development Authority, Revenue, Refunding (Front Porch Communities & Services)	4.00	4/1/42	1,600,000		1,609,664
California Communities Development Authority, Revenue, Refunding (Front Porch Communities & Services)	4.00	4/1/47	1,500,000		1,503,360
California Communities Development Authority, Revenue, Refunding (Front Porch Communities & Services)	5.00	4/1/47	1,500,000		1,660,170
California Education Facilities Authority, Revenue (Loma Linda University)	5.00	4/1/42	2,000,000		2,239,860
California Education Facilities Authority, Revenue (Loma Linda University)	5.00	4/1/47	2,500,000		2,789,500
California Health Facilities Financing Authority, Revenue (Children's Hospital)	5.00	8/15/47	1,000,000		1,112,160
California Health Facilities Financing Authority, Revenue (Kaiser Permanente)	4.00	11/1/44	12,000,000		12,319,320
California Health Facilities Financing Authority, Revenue (Lucie Salter Packard Children's Hospital at Sanford)	5.00	7/1/37	590,000	[b]	654,682
California Health Facilities Financing Authority, Revenue (Lucie Salter Packard Children's Hospital at Sanford)	5.00	7/1/47	870,000	[b]	955,982

62

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
California - 16.2% (continued)
California Health Facilities Financing Authority, Revenue (Lucie Salter Packard Children's Hospital at Sanford)	5.00	11/15/56	7,500,000		8,457,900
California Health Facilities Financing Authority, Revenue (Providence Health and Services) (Prerefunded)	6.50	10/1/18	10,000	[a]	10,303
California Health Facilities Financing Authority, Revenue (Saint Joseph Health System)	5.00	7/1/37	2,270,000		2,528,712
California Health Facilities Financing Authority, Revenue (Sutter Health)	4.00	11/15/48	5,000,000		5,084,350
California Infrastructure and Economic Development Bank, Revenue (The J. David Gladstone Institutes Project)	5.25	10/1/34	900,000		987,156
California Municipal Finance Authority, Revenue (Community Medical Centers)	5.00	2/1/42	1,000,000		1,093,150
California Municipal Finance Authority, Revenue (Emerson College Issue) (Prerefunded)	6.00	1/1/22	6,000,000	[a]	6,933,360
California Municipal Finance Authority, Revenue (NorthBay Healthcare Group)	5.25	11/1/41	1,200,000		1,315,296
California Municipal Finance Authority, Revenue (NorthBay Healthcare Group)	5.00	11/1/47	2,000,000		2,148,160
California Municipal Finance Authority, Revenue (NorthBay Healthcare Group)	5.25	11/1/47	700,000		764,568
California Municipal Finance Authority, Revenue (Southwestern Law School)	6.50	11/1/31	300,000		339,276
California Municipal Finance Authority, Student Housing Revenue (Bowles Hall Foundation)	5.00	6/1/35	600,000		652,734
California Municipal Finance Authority, Student Housing Revenue (Bowles Hall Foundation)	5.00	6/1/50	2,750,000		2,966,233
California School Finance Authority, Charter School Revenue (Summit Public Schools)	5.00	6/1/47	1,500,000	[b]	1,616,115
California State Public Works Board, LR (Judicial Council of California) (Various Judicial Council Projects)	5.00	12/1/31	2,000,000		2,200,300
California State University Trustees, Systemwide Revenue	4.00	11/1/45	500,000		517,240
California Statewide Communities Development Authority, Mortgage Revenue (Methodist Hospital of Southern California Project) (Collateralized; FHA) (Prerefunded)	6.75	8/1/19	2,230,000	[a]	2,392,500
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.00	12/1/36	2,500,000	[b]	2,673,975
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.00	12/1/41	2,500,000	[b]	2,648,775
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.25	12/1/44	2,000,000		2,147,660
California Statewide Communities Development Authority, Revenue (Loma Linda University Medical Center)	5.00	12/1/46	3,500,000	[b]	3,698,135
California Statewide Communities Development Authority, Revenue (Sutter Health)	6.00	8/15/42	6,000,000		6,553,500
California Statewide Communities Development Authority, Revenue (University of California, Irvine East Campus Apartments)	5.00	5/15/40	2,000,000		2,222,760
California Statewide Communities Development Authority, Student Housing Revenue (University of California, Irvine East Campus Apartments, Phase 1 Refunding- CHF - Irvine, L.L.C.)	5.38	5/15/38	1,900,000		2,031,936
Capistrano Unified School District Community Facilities District Number 90-2, Special Tax Bonds (Improvement Area Number 2002-1) (Insured; Assured Guaranty Municipal Corp.)	5.00	9/1/32	4,000,000		4,458,440
Foothill Eastern Transportation Corridor Agency, Toll Road Revenue, Refunding	3.95	1/15/53	1,250,000		1,229,475

63

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
California - 16.2% (continued)
Galt Redevelopment Agency, Tax Allocation Revenue (Galt Redevelopment Project)	7.38	9/1/33	2,000,000		2,327,480
Golden State Tobacco Securitization Corporation, Revenue	5.00	6/1/27	3,000,000		3,473,370
Golden State Tobacco Securitization Corporation, Revenue	5.00	6/1/28	3,000,000		3,452,490
Golden State Tobacco Securitization Corporation, Tobacco Settlement Asset-Backed Bonds	5.00	6/1/29	3,000,000		3,434,310
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	8/1/29	2,080,000	[c]	1,402,960
Grant Joint Union High School District, GO (Insured; Assured Guaranty Municipal Corp.)	0.00	2/1/33	4,380,000	[c]	2,524,106
Irvine Reassessment District Number 12-1, Limited Obligation Improvement Bonds	4.00	9/2/29	1,000,000		1,037,530
Long Beach, Marina Revenue (Alamitos Bay Marina Project)	5.00	5/15/40	2,500,000		2,750,175
Long Beach, Marina Revenue (Alamitos Bay Marina Project)	5.00	5/15/45	2,000,000		2,186,780
Los Angeles County Public Works Financing Authority, LR (Multiple Capital Projects)	5.00	12/1/34	1,000,000		1,140,960
Los Angeles County Public Works Financing Authority, LR (Multiple Capital Projects)	5.00	12/1/39	1,000,000		1,130,430
New Haven Unified School District, GO (Insured; Assured Guaranty Corp.)	0.00	8/1/32	2,500,000	[c]	1,492,700
Northern California Gas Authority Number 1, Gas Project Revenue, 3 Month LIBOR + .72%	1.86	7/1/27	660,000	[d]	637,910
Palomar Health, Revenue	5.00	11/1/39	1,000,000		1,084,760
Riverside County Transportation Commission, Sales Tax Revenue (Prerefunded)	5.25	6/1/23	3,500,000	[a]	4,082,820
Riverside County Transportation Commission, Sales Tax Revenue (Prerefunded)	5.25	6/1/23	2,000,000	[a]	2,333,040
Riverside County Transportation Commission, Sales Tax Revenue (Prerefunded)	5.25	6/1/23	2,000,000	[a]	2,333,040
Riverside County Transportation Commission, Senior Lien Toll Revenue	5.75	6/1/44	2,000,000		2,227,060
Riverside County Transportation Commission, Senior Lien Toll Revenue	5.75	6/1/48	5,000,000		5,557,500
San Diego County Regional Airport Authority, Revenue	5.00	7/1/42	1,000,000		1,118,480
San Diego Unified School District, GO	0.00	7/1/25	4,000,000	[c]	3,257,680
San Diego Unified School District, GO (Dedicated Unlimited Ad Valorem Property Tax Bonds)	4.00	7/1/35	2,205,000		2,326,760
San Francisco City and County Redevelopment Agency Community Facilities District Number 6, Special Tax Revenue (Mission Bay South Public Improvements)	0.00	8/1/38	2,000,000	[c]	674,820
San Francisco City and County Redevelopment Agency Community Facilities District Number 6, Special Tax Revenue (Mission Bay South Public Improvements)	0.00	8/1/43	7,835,000	[c]	1,953,422
San Francisco City and County Redevelopment Financing Authority, Tax Allocation Revenue (San Francisco Redevelopment Projects) (Prerefunded)	6.63	2/1/21	1,250,000	[a]	1,426,575
San Joaquin Hills Transportation Corridor Agency, Senior Lien Toll Road Revenue	5.00	1/15/50	5,000,000		5,428,800
San Jose Airport, Revenue	5.00	3/1/47	1,500,000		1,678,515

64

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
California - 16.2% (continued)
Sierra Joint Community College District School Facilities Improvement District #2, GO (Capital Appreciation-Western Nevada) (Insured; National Public Finance Guarantee Corporation)	0.00	8/1/30	3,020,000	[c]	1,982,358
Sierra Joint Community College District School Facilities Improvement District #2, GO (Capital Appreciation-Western Nevada) (Insured; National Public Finance Guarantee Corporation)	0.00	8/1/31	5,330,000	[c]	3,346,547
South Bayside Waste Management Authority, Solid Waste Enterprise Revenue (Shoreway Environmental Center)	6.00	9/1/36	1,000,000		1,062,690
Tender Option Bond Trust Receipts (Series 2016-XM0427) Non-recourse, 5/15/26, (Los Angeles Department of Airports, Senior Revenue (Los Angeles International Airport))	5.25	5/15/18	10,000,000	[b,e]	10,769,300
University of California, Revenue, Refunding (Limited Project)	5.00	5/15/37	7,325,000		8,072,516
University of California, Revenue, Refunding (Limited Project) (Prerefunded)	5.00	5/15/22	7,280,000	[a]	8,199,828
				201,259,999
Colorado - .3%
Colorado Health Facilities Authority, Hospital Revenue, Refunding (Evangelical Lutheran Good Samaritan Society Project)	5.00	6/1/47	2,500,000		2,707,600
Colorado Health Facilities Authority, Revenue (Catholic Health Initiatives)	6.00	10/1/23	500,000		511,450
				3,219,050
Delaware - 1.3%
Delaware Health Facilities Authority, Revenue, Refunding (Bayhealth Medical Center Project)	4.00	7/1/43	2,500,000		2,540,825
Tender Option Bond Trust Receipts (Series 2016-XM0431) Non-recourse, 11/1/43, University of Delaware, Revenue)	5.00	5/1/21	12,230,000	[b,e]	13,535,977
				16,076,802
District of Columbia - 1.8%
District of Columbia, Revenue (Friendship Public Charter School, Inc. Issue)	5.00	6/1/32	3,500,000		3,790,605
District of Columbia, Revenue (Knowledge is Power Program, District of Columbia Issue) (Prerefunded)	6.00	7/1/23	1,450,000	[a]	1,732,924
District of Columbia, Revenue (Knowledge is Power Program, District of Columbia Issue) (Prerefunded)	6.00	7/1/23	1,700,000	[a]	2,031,704
District of Columbia, Revenue (Knowledge is Power Program, District of Columbia Issue) (Prerefunded)	6.00	7/1/23	1,100,000	[a]	1,314,632
District of Columbia, Revenue, Refunding (Kipp DC Issue)	5.00	7/1/48	5,000,000		5,522,650
District of Columbia, Revenue, Refunding (Kipp DC Project)	5.00	7/1/42	4,000,000		4,439,000
Metropolitan Washington Airports Authority, Dulles Toll Road Revenue (Dulles Metrorail and Capital Improvement Projects) (Insured; Assured Guaranty Corp.)	0.00	10/1/36	6,275,000	[c]	2,951,948
				21,783,463
Florida - 4.3%
Cape Coral Water and Sewer, Revenue, Refunding	4.00	10/1/42	8,315,000		8,514,477
Collier County Health Facilities Authority, Residential Care Facility Revenue (The Moorings Inc.)	5.00	5/1/45	2,500,000		2,764,025
Higher Educational Facilities Financing Authority, Revenue (The University of Tampa Project)	5.25	4/1/42	1,100,000		1,210,792

65

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
Florida - 4.3% (continued)
Jacksonville, Better Jacksonville Sales Tax Revenue	5.00	10/1/30	750,000		830,663
Miami Beach Redevelopment Agency, Tax Increment Revenue (City Center/Historic Convention Village) (Insured; Assured Guaranty Municipal Corp.)	5.00	2/1/40	7,545,000		8,491,897
Miami-Dade County, Aviation Revenue (Miami International Airport)	5.50	10/1/41	1,200,000		1,307,316
Miami-Dade County, Seaport Revenue	5.50	10/1/42	14,145,000		15,864,325
Miami-Dade County Expressway Authority, Toll System Revenue	5.00	7/1/40	1,050,000		1,115,667
Miami-Dade County Health Facilities Authority, Hospital Revenue (Nicklaus Children’s Hospital)	4.00	8/1/42	2,650,000		2,657,155
Miami-Dade County Health Facilities Authority, Hospital Revenue (Nicklaus Children’s Hospital)	5.00	8/1/42	4,000,000		4,440,920
Miami-Dade County Health Facilities Authority, Hospital Revenue (Nicklaus Children’s Hospital)	5.00	8/1/47	1,125,000		1,244,284
Orange County Health Facilities Authority, HR (Orlando Health, Inc.)	5.00	10/1/42	5,000,000		5,428,750
				53,870,271
Georgia - .5%
Atlanta Development Authority, Senior Lien Revenue (New Downtown Atlanta Stadium Project)	5.25	7/1/44	1,500,000		1,708,905
Atlanta Development Authority Senior Health Care Facilities, Revenue (Georgia Proton Treatment Center Project)	6.75	1/1/35	2,500,000		2,559,150
Atlanta Development Authority Senior Health Care Facilities, Revenue (Georgia Proton Treatment Center Project)	7.00	1/1/40	2,500,000		2,567,525
				6,835,580
Hawaii - 3.1%
Hawaii Department of Budget and Finance, Special Purpose Revenue (Hawaiian Electric Company, Inc. and Subsidiary Projects)	6.50	7/1/39	6,000,000		6,339,480
Hawaii Department of Budget and Finance, Special Purpose Revenue (The Queen's Health Systems)	5.00	7/1/35	7,000,000		7,841,470
Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue (Kahala Nui)	5.13	11/15/32	1,000,000		1,106,390
Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue (Kahala Nui)	5.25	11/15/37	1,000,000		1,106,280
Tender Option Bond Trust Receipts (Series 2016-XM0429) Non-recourse, 12/1/24, (Hawaii, GO)	5.00	12/1/19	20,000,000	[b,e]	22,238,385
				38,632,005
Idaho - .5%
Idaho Health Facilities Authority, Hospital Revenue, Refunding (Trinity Health Credit Group)	5.00	12/1/47	1,500,000		1,675,185
Idaho Health Facilities Authority, Revenue (Trinity Health Credit Group)	5.00	12/1/32	3,900,000		4,305,327
				5,980,512
Illinois - 12.4%
Board of Education of Chicago Unlimited Tax, GO	6.75	12/1/30	7,500,000	[b]	8,996,250
Board of Education of Chicago Unlimited Tax, GO	7.00	12/1/42	10,000,000	[b]	11,998,000
Board of Education of Chicago Unlimited Tax, GO	7.00	12/1/46	5,000,000	[b]	5,981,500
Chicago, Customer Facility Charge Senior Lien Revenue (Chicago O'Hare International Airport) (Insured; Assured Guaranty Municipal Corp.)	5.50	1/1/43	4,000,000		4,505,800

66

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
Illinois - 12.4% (continued)
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/31	15,000,000		16,938,600
Chicago, General Airport Senior Lien Revenue (Chicago O'Hare International Airport)	5.00	1/1/41	6,800,000		7,576,764
Chicago, GO	5.50	1/1/40	5,000,000		5,278,850
Chicago, GO	5.50	1/1/42	1,750,000		1,845,498
Chicago, GO	5.50	1/1/42	1,250,000		1,318,213
Chicago, GO	7.75	1/1/42	7,480,000		8,089,695
Chicago, GO (Project and Refunding Series)	5.00	1/1/35	5,000,000		5,157,700
Chicago Board of Education, Dedicated Capital Improvement Tax Bonds	6.00	4/1/46	1,500,000		1,757,025
Chicago Board of Education, GO	5.00	12/1/46	5,000,000		5,003,450
Chicago Board of Education, GO (Dedicated Revenues)	6.50	12/1/46	4,500,000		5,116,590
Chicago Board of Education, Unlimited Tax GO (Dedicated Revenues)	7.00	12/1/44	2,500,000		2,895,900
Chicago Board of Education Dedicated Capital Improvement, Special Tax	5.00	4/1/42	1,700,000		1,822,434
Chicago Board of Education Dedicated Capital Improvement, Special Tax Revenue	5.00	4/1/46	1,600,000		1,708,960
Chicago O'Hare International Airport, Revenue (General Airport Third Lien)	5.75	1/1/39	415,000		455,803
Chicago O'Hare International Airport, Revenue (General Airport Third Lien) (Prerefunded)	5.75	1/1/21	2,085,000	[a]	2,316,122
Chicago O'Hare International Airport, Revenue, Refunding	5.00	1/1/32	10,000,000		11,252,800
Detroit Michigan Financial Recovery, GO Notes	5.00	12/10/26	2,331,778		2,295,472
Detroit Michigan Financial Recovery, GO Notes	4.00	4/1/44	3,000,000		2,407,680
Illinois, GO	5.50	7/1/33	2,500,000		2,601,525
Illinois, GO	5.50	7/1/38	12,500,000		12,971,750
Illinois Finance Authority, Revenue (Benedictine University Project)	6.25	10/1/33	2,760,000		2,971,802
Illinois Finance Authority, Revenue (Franciscan Communities, Inc.)	5.25	5/15/47	4,250,000		4,480,732
Illinois Finance Authority, Revenue (Franciscan Community Inc.)	5.00	5/15/37	3,000,000		3,225,720
Illinois Finance Authority, Revenue (Lutheran Home and Services Obligated Group)	5.63	5/15/42	3,000,000		3,149,970
Illinois Finance Authority, Revenue (Rehabilitation Institute of Chicago)	5.50	7/1/28	1,560,000		1,745,032
Illinois Finance Authority, Revenue (Rehabilitation Institute of Chicago)	6.50	7/1/34	2,140,000		2,163,925
Illinois Finance Authority, Revenue (Rehabilitation Institute of Chicago)	6.00	7/1/43	5,000,000		5,559,100
				153,588,662
Indiana - .6%
Allen County, EDR (StoryPoint Fort Wayne Project)	6.75	1/15/43	750,000	[b]	792,405

67

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
Indiana - .6% (continued)
Allen County, EDR (StoryPoint Fort Wayne Project)	6.88	1/15/52	1,250,000	[b]	1,320,738
Indiana Finance Authority, Lease Appropriation Revenue (Stadium Project)	5.25	2/1/35	5,000,000		5,818,500
				7,931,643
Kentucky - .9%
Kentucky Economic Development Finance Authority, Revenue, Refunding (Louisville Arena Project) (Insured; Assured Guaranty Municipal Corporation)	5.00	12/1/45	4,000,000		4,363,880
Kentucky Economic Development Finance Authority, Revenue, Refunding (Louisville Arena Project) (Insured; Assured Guaranty Municipal Corporation)	5.00	12/1/47	3,500,000		3,831,765
Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue (Downtown Crossing Project)	5.75	7/1/49	3,000,000		3,322,410
Kentucky State Property and Buildings Commission, Revenue (Project Number 90) (Prerefunded)	5.38	11/1/18	165,000	[a]	169,427
				11,687,482
Louisiana - .7%
Jefferson Parish Hospital Service District Number 2, HR (East Jefferson General Hospital)	6.25	7/1/31	5,000,000		5,141,300
Louisiana Public Facilities Authority, Revenue (CHRISTUS Health Obligated Group)	6.00	7/1/29	1,000,000		1,054,670
Louisiana Public Facilities Authority, Revenue (Loyola University Project)	0/5.70	10/1/46	2,500,000	[f]	2,026,325
New Orleans, Water Revenue	5.00	12/1/34	500,000		558,385
				8,780,680
Maine - 1.5%
Maine Finance Authority, Solid Waste Disposal Revenue (Coastal Resources of Maine LLL Project-Green Bond)	5.38	12/15/33	4,500,000	[b]	4,680,090
Maine Health and Higher Educational Facilities Authority, Revenue (MaineGeneral Medical Center Issue)	6.00	7/1/26	825,000		874,599
Maine Health and Higher Educational Facilities Authority, Revenue (MaineGeneral Medical Center Issue)	6.75	7/1/41	2,725,000		2,960,222
Maine Health and Higher Educational Facilities Authority, Revenue (MaineGeneral Medical Center Issue)	7.00	7/1/41	4,240,000		4,660,396
Maine Health and Higher Educational Facilities Authority, Revenue, Refunding (Bowdoin College)	5.00	7/1/38	5,000,000		5,760,050
				18,935,357
Maryland - 2.4%
Maryland, GO (State and Local Facilities Loan) (Prerefunded)	4.00	3/15/20	20,000,000	[a]	20,982,400
Maryland Economic Development Corporation, EDR (Terminal Project) (Prerefunded)	5.75	6/1/20	3,500,000	[a]	3,820,075
Maryland Health and Higher Educational Facilities Authority, Revenue (Anne Arundel Health System Issue) (Prerefunded)	6.75	7/1/19	2,000,000	[a]	2,131,980
Maryland Health and Higher Educational Facilities Authority, Revenue (University of Maryland Medical System Issue) (Prerefunded)	5.13	7/1/19	250,000	[a]	261,685
Maryland Health and Higher Educational Facilities Authority, Revenue, Refunding (Lifebridge Health)	4.00	7/1/42	2,000,000		2,045,320
				29,241,460
Massachusetts - 7.2%
Massachusetts Development Finance Agency, HR (Cape Cod Healthcare Obligated Group Issue)	5.25	11/15/41	4,370,000		4,805,689
Massachusetts Development Finance Agency, Revenue (Bentley University Issue)	5.00	7/1/40	5,500,000		6,184,475
Massachusetts Development Finance Agency, Revenue (Berklee College of Music Issue)	5.00	10/1/39	5,000,000		5,650,500

68

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
Massachusetts - 7.2% (continued)
Massachusetts Development Finance Agency, Revenue (Dana-Farber Cancer Institute Issue)	5.00	12/1/41	3,000,000		3,378,540
Massachusetts Development Finance Agency, Revenue (Emerson College Issue)	5.25	1/1/42	5,500,000		6,185,410
Massachusetts Development Finance Agency, Revenue (Emmanuel College Issue) (Green Bonds)	5.00	10/1/43	4,260,000		4,634,454
Massachusetts Development Finance Agency, Revenue (Green Bond-Boston Medical Center Issue)	4.00	7/1/47	2,100,000		2,063,250
Massachusetts Development Finance Agency, Revenue (SABIS International Charter School Issue)	5.00	4/15/40	1,500,000		1,592,070
Massachusetts Development Finance Agency, Revenue (Simmons College Issue)	5.00	10/1/36	2,115,000		2,327,536
Massachusetts Development Finance Agency, Revenue (Wentworth Institute of Technology Issue)	5.00	10/1/46	2,015,000		2,204,470
Massachusetts Development Finance Agency, Revenue, Refunding	7.25	1/1/32	1,240,000		1,409,409
Massachusetts Development Finance Agency, Revenue, Refunding (Emerson College)	5.00	1/1/40	1,000,000		1,117,630
Massachusetts Development Finance Agency, Revenue, Refunding (NewBridge Charles)	5.00	10/1/37	1,000,000	[b]	1,072,320
Massachusetts Development Finance Agency, Revenue, Refunding (NewBridge Charles)	5.00	10/1/47	1,000,000	[b]	1,062,530
Massachusetts Development Finance Agency, Revenue, Refunding (NewBridge Charles)	5.00	10/1/57	2,000,000	[b]	2,100,900
Massachusetts Development Finance Agency, Revenue, Refunding (Partners Healthcare System Issue)	4.00	7/1/41	10,000,000		10,195,300
Massachusetts Development Finance Agency, Revenue, Refunding (Tufts Medical Center Issue)	6.75	1/1/36	470,000		528,078
Massachusetts Development Finance Agency, Revenue, Refunding (Tufts Medical Center Issue)	6.88	1/1/41	400,000		450,208
Massachusetts Development Finance Agency, Revenue, Refunding (Tufts Medical Center Issue) (Prerefunded)	6.75	1/1/21	695,000	[a]	787,025
Massachusetts Development Finance Agency, Revenue, Refunding (Tufts Medical Center Issue) (Prerefunded)	6.88	1/1/21	600,000	[a]	681,504
Massachusetts Development Finance Agency, Revenue, Refunding (Tufts Medical Center Issue) (Prerefunded)	7.25	1/1/21	1,850,000	[a]	2,120,322
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	205,000	[a]	212,325
Massachusetts Health and Educational Facilities Authority, Revenue (Simmons College Issue) (Prerefunded)	7.50	10/1/18	295,000	[a]	305,540
Massachusetts Water Pollution Abatement Trust, Water Pollution Abatement Revenue (MWRA Program)	5.75	8/1/29	50,000		50,180
Tender Option Bond Trust Receipts (Series 2016-XM0428) Non-recourse, 4/1/23, (Massachusetts, GO (Consolidated Loan))	5.00	4/1/19	15,000,000	[b,e]	16,451,287
Tender Option Bond Trust Receipts (Series 2016-XM0430) Non-recourse, 8/15/30, (Massachusetts School Building Authority, Senior Dedicated Sales Tax Revenue)	5.00	8/15/20	10,000,000	[b,e]	11,166,450
				88,737,402
Michigan - 2.0%
Michigan Building Authority, Revenue (Facilities Program)	5.38	10/15/41	3,000,000		3,331,770
Michigan Finance Authority, Hospital Revenue, Refunding (Trinity Health Credit Group)	4.00	12/1/36	5,250,000		5,381,985
Michigan Finance Authority, HR (Beaumont Health Credit Group)	5.00	8/1/32	2,000,000		2,219,440

69

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
Michigan - 2.0% (continued)
Michigan Finance Authority, HR (Trinity Health Credit Group)	5.00	12/1/38	6,475,000		7,074,002
Michigan Finance Authority, Local Government Loan Program Revenue (School District of the City of Detroit State Qualified Unlimited Tax GO Local Project Bonds)	5.00	5/1/25	1,250,000		1,422,125
Wayne County Building Authority, Revenue (Build America Bonds)	10.00	12/1/40	5,000,000		5,722,050
				25,151,372
Minnesota - 2.4%
Tender Option Bond Trust Receipts (Series 2016-XM0425) Non-recourse, 8/1/23, (Minnesota, GO (Various Purpose))	5.00	8/1/18	17,125,000	[b,e]	18,488,034
Tender Option Bond Trust Receipts (Series 2016-XM0426) Non-recourse, 8/1/20, (Minnesota, GO (Various Purpose))	5.00	8/1/18	10,000,000	[b,e]	10,802,350
				29,290,384
Mississippi - .3%
Mississippi Development Bank, Special Obligation Revenue (Jackson, Water and Sewer System Revenue Bond Project) (Insured; Assured Guaranty Municipal Corp.)	6.88	12/1/40	1,625,000		1,985,783
Warren County, Gulf Opportunity Zone Revenue (International Paper Company Projects)	5.80	5/1/34	1,500,000		1,626,735
				3,612,518
Nevada - .6%
Director of Nevada Department of Business & Industry Environment, Revenue (Fulcrum Sierra Biofuels LLC Project)	6.25	12/15/37	5,000,000	[b]	5,442,250
Director of Nevada Department of Business and Industry Environment Improvement, Revenue, (Fulcrum Sierra Biofuels LLC Project-Green Bond)	5.13	12/15/37	1,500,000	[b]	1,507,335
				6,949,585
New Hampshire - 1.0%
New Hampshire Business Finance Authority, PCR (Public Service Company of New Hampshire Project) (Insured; National Public Finance Guarantee Corp.) Auction-Based	2.52	5/1/21	12,250,000	[g]	12,250,000
New Jersey - 3.4%
New Jersey, COP (Equipment Lease Purchase Agreement) (Prerefunded)	5.25	6/15/19	1,000,000	[a]	1,046,520
New Jersey Economic Development Authority, Cigarette Tax Revenue	5.00	6/15/26	2,500,000		2,700,625
New Jersey Economic Development Authority, Private Activity Revenue (The Goethals Bridge Replacement Project)	5.13	1/1/34	5,325,000		5,863,091
New Jersey Economic Development Authority, Private Activity Revenue (The Goethals Bridge Replacement Project)	5.38	1/1/43	5,500,000		6,082,120
New Jersey Economic Development Authority, School Facilities Construction Revenue (Insured; Assured Guaranty Municipal Corp.)	5.00	6/15/29	13,000,000		14,098,760
New Jersey Economic Development Authority MTR Vehicle Surcharges, Revenue	5.00	7/1/33	2,500,000		2,692,950
New Jersey Health Care Facilities Financing Authority, Revenue (Saint Peter's University Hospital Obligated Group Issue)	6.25	7/1/35	1,500,000		1,612,380
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes	5.00	6/15/30	1,500,000		1,641,345

70

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
New Jersey - 3.4% (continued)
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes	5.00	6/15/31	3,000,000		3,023,940
South Jersey Port Subordinated Marine Terminal, Revenue	5.00	1/1/42	1,250,000		1,324,625
South Jersey Port Subordinated Marine Terminal, Revenue	5.00	1/1/48	1,500,000		1,584,600
				41,670,956
New York - 6.2%
Build New York City Resource Corporation, Revenue (Metropolitan Lighthouse Charter School Project)	5.00	6/1/32	500,000	[b]	539,105
Build New York City Resource Corporation, Revenue (Metropolitan Lighthouse Charter School Project)	5.00	6/1/37	700,000	[b]	744,709
Build New York City Resource Corporation, Revenue (Metropolitan Lighthouse Charter School Project)	5.00	6/1/47	1,000,000	[b]	1,054,440
Build New York City Resource Corporation, Revenue (Metropolitan Lighthouse Charter School Project)	5.00	6/1/52	1,000,000	[b]	1,046,660
Hudson Yards Infrastructure Corporation, Revenue	5.75	2/15/47	1,930,000		2,113,215
Hudson Yards Infrastructure Corporation, Revenue (Prerefunded)	5.75	2/15/21	3,070,000	[a]	3,420,932
Metropolitan Transportation Authority, Transportation Revenue	6.50	11/15/28	140,000		145,053
Metropolitan Transportation Authority, Transportation Revenue (Prerefunded)	6.50	11/15/18	55,000	[a]	56,997
Metropolitan Transportation Authority Hudson Rail Yards Trust, Obligations Revenue	5.00	11/15/56	5,000,000		5,553,600
New York City, GO	6.00	10/15/23	145,000		149,206
New York City, GO	5.00	12/1/35	2,000,000		2,284,160
New York City, GO	5.00	12/1/37	3,150,000		3,576,888
New York City, GO	5.00	12/1/41	4,000,000		4,516,040
New York City, GO (Prerefunded)	6.00	10/15/18	355,000	[a]	365,164
New York City Industrial Development Agency, PILOT Revenue (Queens Baseball Stadium Project) (Insured; Assured Guaranty Corp.)	6.50	1/1/46	325,000		337,912
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; Assured Guaranty Corp.)	7.00	3/1/49	1,300,000		1,368,640
New York City Industrial Development Agency, PILOT Revenue (Yankee Stadium Project) (Insured; FGIC)	2.90	3/1/20	6,100,000	[h]	6,089,386
New York Counties Tobacco Trust VI, Tobacco Settlement Pass-Through Bonds	5.00	6/1/51	4,585,000		4,770,051
New York Dormitory Authority, Revenue, Refunding (Memorial Sloan Kettering Cancer Center)	4.00	7/1/47	1,000,000		1,032,220
New York Liberty Development Corporation, Liberty Revenue (4 World Trade Center Project)	5.75	11/15/51	5,000,000		5,623,900
New York Liberty Development Corporation, Liberty Revenue (7 World Trade Center Project)	5.00	3/15/44	2,000,000		2,125,920
New York Liberty Development Corporation, Revenue (3 World Trade Center Project)	5.00	11/15/44	14,000,000	[b]	14,815,220
New York State Dormitory Authority, Revenue (Pace University)	5.00	5/1/38	500,000		537,330
Port Authority of New York and New Jersey, Special Project Revenue (JFK International Air Terminal LLC Project)	6.00	12/1/42	5,000,000		5,488,150

71

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
New York - 6.2% (continued)
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	0.00	11/15/27	2,000,000	[c]	1,486,740
Triborough Bridge and Tunnel Authority, General Revenue (MTA Bridges and Tunnels)	0.00	11/15/28	4,715,000	[c]	3,363,822
Triborough Bridge and Tunnel Authority, Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/31	5,000,000	[c]	3,124,800
Triborough Bridge and Tunnel Authority, Subordinate Revenue (MTA Bridges and Tunnels)	0.00	11/15/32	3,000,000	[c]	1,798,620
				77,528,880
North Carolina - .2%
North Carolina Eastern Municipal Power Agency, Power System Revenue (Insured; Assured Guaranty Corp.) (Escrowed to Maturity)	6.00	1/1/19	50,000		51,917
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/34	1,000,000		1,149,270
North Carolina Medical Care Commission, Health System Revenue (Mission Health Combined Group)	5.00	10/1/35	1,000,000		1,145,710
				2,346,897
Ohio - 1.7%
Butler County, Port Authority Project Revenue (StoryPoint Fairfield Project)	6.38	1/15/43	1,500,000	[b]	1,551,660
Hamilton County, GO, Refunding	5.00	12/1/37	5,140,000		5,941,840
Montgomery County, Revenue (Catholic Health Initiatives)	6.25	10/1/33	1,115,000		1,142,652
Ohio, Private Activity Revenue (Portsmouth Gateway Group, LLC - Borrower) (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/35	3,000,000		3,310,950
Ohio, Private Activity Revenue (Portsmouth Gateway Group, LLC - Borrower) (Portsmouth Bypass Project) (Insured; Assured Guaranty Municipal Corp.)	5.00	12/31/39	2,000,000		2,193,680
Ohio Air Quality Development Authority, Revenue (Pratt Paper LLC Project)	4.25	1/15/38	2,500,000	[b]	2,524,000
Ohio Air Quality Development Authority, Revenue (Pratt Paper LLC Project)	4.50	1/15/48	2,000,000	[b]	2,052,860
Ohio Turnpike and Infrastructure Commission, Turnpike Junior Lien Revenue (Infrastructure Projects)	0/5.70	2/15/34	3,000,000	[f]	2,865,120
				21,582,762
Pennsylvania - 2.5%
Berks County Industrial Development Authority, Health Systems Revenue, Refunding (Tower Health Project)	5.00	11/1/47	3,000,000		3,298,950
Berks County Industrial Development Authority, Revenue (Tower Health Project)	4.00	11/1/38	5,000,000		5,019,700
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/34	4,000,000		4,432,720
Commonwealth Financing Authority of Pennsylvania, Revenue	5.00	6/1/35	3,500,000		3,862,915
Pennsylvania Economic Development Financing Authority, Water Facilities Revenue (Aqua Pennsylvania, Inc. Project)	5.00	12/1/43	4,425,000		4,752,184
Pennsylvania Higher Educational Facilities Authority, Revenue (The Foundation for Indiana University of Pennsylvania Student Housing Project at Indiana University of Pennsylvania) (Prerefunded)	5.00	7/1/22	1,000,000	[a]	1,121,180
Pennsylvania Higher Educational Facilities Authority, Revenue (University of Pennsylvania Health System)	4.00	8/15/42	4,000,000		4,082,120
Pennsylvania Higher Educational Facilities Authority, Revenue (University of Pennsylvania Health System) (Prerefunded)	5.75	8/15/21	2,550,000	[a]	2,888,462

72

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 101.2% (continued)
Pennsylvania - 2.5% (continued)
Philadelphia Hospitals and Higher Education Facilities Authority, Revenue, Refunding (Temple University Health System Obligated Group)	5.00	7/1/34	1,000,000	1,073,960
				30,532,191
Rhode Island - .6%
Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue (Providence College Issue)	5.00	11/1/45	7,000,000	7,789,670
South Carolina - .7%
South Carolina Public Service Authority, Revenue	5.00	12/1/36	2,000,000	2,216,220
Spartanburg South Carolina Waterworks, Revenue, Refunding	5.00	6/1/39	5,740,000	6,561,107
				8,777,327
Tennessee - .1%
Memphis-Shelby County Industrial Development Board Economic Development Growth Engine, Tax Allocation, Refunding (Senior Tax Increment-Graceland Project)	4.75	7/1/27	400,000	414,316
Memphis-Shelby County Industrial Development Board Economic Development Growth Engine, Tax Allocation, Refunding (Senior Tax Increment-Graceland Project)	5.50	7/1/37	600,000	625,746
Memphis-Shelby County Industrial Development Board Economic Development Growth Engine, Tax Allocation, Refunding (Senior Tax Increment-Graceland Project)	5.63	1/1/46	750,000	777,758
				1,817,820
Texas - 15.7%
Arlington Higher Education Finance Corporation, Education Revenue	5.00	8/15/38	1,000,000	991,130
Arlington Higher Education Finance Corporation, Education Revenue	5.00	8/15/48	1,900,000	1,850,676
Arlington Higher Education Finance Corporation, Education Revenue	5.00	8/15/53	925,000	884,670
Arlington Higher Education Finance Corporation, Revenue (Uplift Education)	5.00	12/1/36	1,315,000	1,430,036
Arlington Higher Education Finance Corporation, Revenue (Uplift Education)	5.00	12/1/46	1,100,000	1,171,258
Austin, Airport System Revenue	5.00	11/15/46	13,120,000	14,763,018
Bexar County Health Facilities Development Corporation, Revenue (Army Retirement Residence Foundation Project)	5.00	7/15/41	1,750,000	1,866,935
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/40	7,300,000	8,017,079
Central Texas Regional Mobility Authority, Senior Lien Revenue	5.00	1/1/46	2,000,000	2,185,200
Central Texas Regional Mobility Authority, Senior Lien Revenue (Prerefunded)	6.00	1/1/21	5,000,000	[a] 5,573,900
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	5.00	8/15/32	2,745,000	2,893,669
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	6.00	8/15/33	1,500,000	1,711,005
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	5.00	8/15/42	6,135,000	6,403,222
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools)	6.00	8/15/43	2,770,000	3,163,395
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools) (Prerefunded)	5.50	8/15/21	1,250,000	[a] 1,401,025

73

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
Texas - 15.7% (continued)
Clifton Higher Education Finance Corporation, Education Revenue (IDEA Public Schools) (Prerefunded)	5.75	8/15/21	1,000,000	[a]	1,129,140
Clifton Higher Education Finance Corporation, Education Revenue (Uplift Education)	5.00	12/1/45	3,855,000		4,140,501
Dallas and Fort Worth, Joint Improvement Revenue (Dallas/Fort Worth International Airport)	5.00	11/1/32	7,500,000		8,171,550
Grand Parkway Transportation Corporation, Grand Parkway System First Tier Toll Revenue	5.50	4/1/53	4,500,000		5,074,020
Grand Parkway Transportation Corporation, Grand Parkway System Subordinate Tier Toll Revenue (Toll Equity Loan Agreement Supported)	0/5.20	10/1/31	2,000,000	[f]	1,847,200
Grand Parkway Transportation Corporation, Grand Parkway System Subordinate Tier Toll Revenue (Toll Equity Loan Agreement Supported)	0/5.40	10/1/33	2,500,000	[f]	2,314,575
Grand Parkway Transportation Corporation, Grand Parkway System Subordinate Tier Toll Revenue (Toll Equity Loan Agreement Supported)	0/5.45	10/1/34	2,235,000	[f]	2,065,341
Houston, Airport System Subordinate Lien Revenue	5.00	7/1/32	500,000		542,850
Houston, Airport System Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.) Auction-Based	2.98	7/1/30	9,825,000	[g]	9,531,331
Houston, Airport System Subordinate Lien Revenue (Insured; Assured Guaranty Municipal Corp.) Auction-Based	2.98	7/1/30	3,400,000	[g]	3,285,862
Houston Higher Education Finance Corporation, Education Revenue (Cosmos Foundation, Inc.) (Prerefunded)	6.50	5/15/21	1,530,000	[a]	1,747,627
Houston Higher Education Finance Corporation, Education Revenue (Cosmos Foundation, Inc.) (Prerefunded)	6.50	5/15/21	1,270,000	[a]	1,450,645
Houston Higher Education Finance Corporation, Higher Education Revenue (Cosmos Foundation, Inc.) (Escrowed to Maturity)	5.88	5/15/21	500,000		532,650
Houston Higher Education Finance Corporation, Higher Education Revenue (Cosmos Foundation, Inc.) (Prerefunded)	6.88	5/15/21	4,400,000	[a]	5,076,896
Mission Economic Development Corporation, Senior Lien Revenue (Natgasoline Project)	5.75	10/1/31	1,000,000	[b]	1,041,770
Newark Higher Education Finance Corporation, Education Revenue (A+ Charter Schools, Inc.)	5.50	8/15/35	750,000	[b]	778,268
Newark Higher Education Finance Corporation, Education Revenue (A+ Charter Schools, Inc.)	5.75	8/15/45	1,000,000	[b]	1,043,630
North Texas Education Finance Corporation, Education Revenue (Uplift Education)	4.88	12/1/32	1,630,000		1,706,512
North Texas Tollway Authority, First Tier System Revenue (Prerefunded)	6.00	1/1/21	7,000,000	[a]	7,824,040
North Texas Tollway Authority, Special Projects System Revenue (Prerefunded)	5.50	9/1/21	20,000,000	[a]	22,482,800
Pottsboro Higher Education Finance Corporation, Education Revenue (Imagine International Academy of North Texas, LLC)	5.00	8/15/46	1,000,000		993,960
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (Blueridge Transportation Group, State Highway 288 Toll Lanes Project)	5.00	12/31/45	1,000,000		1,091,180
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (LBJ Infrastructure Group LLC IH-635 Managed Lanes Project)	7.00	6/30/40	11,175,000		12,358,321

74

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
Texas - 15.7% (continued)
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (North Tarrant Express Mobility Partners Segments 3 LLC Segments 3A and 3B Facility)	7.00	12/31/38	10,000,000		11,763,800
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (North Tarrant Express Mobility Partners Segments 3 LLC Segments 3A and 3B Facility)	6.75	6/30/43	5,000,000		5,800,800
Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue (NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project)	7.50	12/31/31	2,500,000		2,742,975
Texas Transportation Commission, Central Texas Turnpike System First Tier Revenue	5.00	8/15/37	15,950,000		17,670,526
Texas Transportation Commission, Central Texas Turnpike System First Tier Revenue	5.00	8/15/41	6,000,000		6,559,440
				195,074,428
Utah - .4%
Salt Lake City, Airport Revenue (Salt Lake International Airport)	5.00	7/1/42	4,000,000		4,450,360
Virginia - 3.4%
Chesapeake, Transportation System Senior Toll Road Revenue	0/4.87	7/15/40	2,000,000	[f]	1,705,000
University of Virginia, Revenue, Refunding	4.00	4/1/45	3,950,000		4,072,805
Virginia Small Business Financing Authority, Private Activity Revenue (Transform 66 P3 Project)	5.00	12/31/49	4,500,000		4,858,155
Virginia Small Business Financing Authority, Private Activity Revenue (Transform 66 P3 Project)	5.00	12/31/56	4,000,000		4,295,760
Virginia Small Business Financing Authority, Revenue	5.00	1/1/40	12,395,000		13,215,797
Virginia Small Business Financing Authority, Senior Lien Revenue (95 Express Lanes LLC Project)	5.00	1/1/40	7,510,000		8,007,312
Virginia Small Business Financing Authority, Senior Lien Revenue (Elizabeth River Crossing Opco, LLC Project)	5.25	1/1/32	4,000,000		4,398,600
Virginia Small Business Financing Authority, Senior Lien Revenue (Elizabeth River Crossing Opco, LLC Project)	6.00	1/1/37	1,665,000		1,873,558
				42,426,987
Washington - .3%
Washington Economic Development Finance Authority, Environmental Facilities Revenue (Columbia Pulp I LLC Project)	7.50	1/1/32	3,500,000	[b]	4,133,850
West Virginia - .1%
Monongalia County West Virginia Commission Special District Excise Tax, Revenue (Refunding and Improvement-University Town Center)	5.75	6/1/43	750,000	[b]	779,903
Wisconsin - 1.0%
Oneida Tribe of Indians, Retail Sales Revenue	6.50	2/1/31	1,325,000	[b]	1,400,578
Wisconsin, General Fund Annual Appropriation Bonds (Prerefunded)	5.75	5/1/19	130,000	[a]	136,471
Wisconsin, General Fund Annual Appropriation Bonds (Prerefunded)	6.00	5/1/19	930,000	[a]	978,416
Wisconsin, General Fund Annual Appropriation Bonds (Prerefunded)	6.00	5/1/19	70,000	[a]	73,686
Wisconsin Center District, Senior Dedicated Tax Revenue (Milwaukee Arena Project) (Insured; Assured Guaranty Municipal Corp.)	0.00	12/15/44	8,735,000	[c]	2,914,520

75

STATEMENT OF INVESTMENTS (Unaudited) (continued)

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 101.2% (continued)
Wisconsin - 1.0% (continued)
Wisconsin Center District, Senior Dedicated Tax Revenue (Milwaukee Arena Project) (Insured; Assured Guaranty Municipal Corp.)	0.00	12/15/46	3,990,000	[c]	1,223,095
Wisconsin Health & Educational Facilities Authority, Revenue, Refunding (Marshfield Clinic Health Systems)	5.00	2/15/47	5,000,000		5,420,050
				12,146,816
U.S. Related - 3.1%
A.B. Won International Airport Authority of Guam, General Revenue	6.25	10/1/34	1,000,000		1,125,330
A.B. Won International Airport Authority of Guam, General Revenue	6.38	10/1/43	1,000,000		1,139,410
A.B. Won International Airport Authority of Guam, General Revenue (Insured; Assured Guaranty Municipal Corp.)	6.00	10/1/34	2,000,000		2,298,880
A.B. Won International Airport Authority of Guam, General Revenue (Insured; Assured Guaranty Municipal Corp.)	6.13	10/1/43	2,000,000		2,289,060
Guam, Hotel Occupancy Tax Revenue	6.00	11/1/26	2,500,000		2,735,250
Guam, Hotel Occupancy Tax Revenue	6.13	11/1/31	5,000,000		5,491,850
Guam, Hotel Occupancy Tax Revenue	6.50	11/1/40	2,000,000		2,221,180
Guam, LOR (Section 30)	5.00	12/1/46	1,500,000		1,613,445
Guam Government Department of Education, COP (John F. Kennedy High School Project)	6.63	12/1/30	1,000,000		1,034,570
Puerto Rico Commonwealth, GO	8.00	7/1/35	5,000,000	[i]	1,550,000
Puerto Rico Electric Power Authority, Power Revenue	5.00	7/1/22	2,000,000	[i]	752,500
Puerto Rico Electric Power Authority, Power Revenue	6.75	7/1/36	10,000,000	[i]	3,762,500
Puerto Rico Electric Power Authority, Power Revenue (Insured; National Public Finance Guarantee Corp.)	5.00	7/1/21	500,000		499,390
Puerto Rico Infrastructure Financing Authority, Special Tax Revenue	5.00	7/1/21	500,000	[i]	30,625
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue	5.00	8/1/22	4,585,000	[i]	2,619,181
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	0/6.25	8/1/33	750,000	[f]	110,258
Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue (First Subordinate Series)	6.75	8/1/32	15,000,000	[i]	2,700,000
Virgin Islands Public Finance Authority, Revenue (Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/29	2,250,000		1,321,875
Virgin Islands Public Finance Authority, Revenue (Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/30	5,000,000		2,937,500
Virgin Islands Public Finance Authority, Revenue (Virgin Islands Gross Receipts Taxes Loan Note)	5.00	10/1/34	1,500,000		881,250
Virgin Islands Public Finance Authority, Subordinated Revenue (Virgin Islands Matching Fund Loan Note - Diageo Project)	6.75	10/1/37	1,250,000		759,375
				37,873,429
Total Long-Term Municipal Investments (cost $1,218,652,993)			1,255,065,157

76

BNY Mellon Municipal Opportunities Fund (continued)
Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Short-Term Municipal Investments - 1.3%
District of Columbia - .0%
Metropolitan Washington Airports Authority, Airport System Revenue (LOC; TD Bank)	1.16	3/1/18	100,000	[j]	100,000
Illinois - .3%
Illinois Finance Authority, Revenue (The University of Chicago Medical Center) (LOC; Wells Fargo Bank)	1.10	3/1/18	3,100,000	[j]	3,100,000
Iowa - .2%
Iowa Higher Education Loan Authority, Private College Facility Revenue (Des Moines University Project) (LOC; BMO Harris Bank NA)	1.11	3/1/18	3,000,000	[j]	3,000,000
Mississippi - .0%
Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development Revenue (Chevron U.S.A. Inc. Project)	1.70	3/1/18	300,000	[j]	300,000
Missouri - .0%
Missouri Health and Educational Facilities Authority, Educational Facilities Revenue (The Washington University) (Liquidity Facility; U.S. Bank NA)	1.10	3/1/18	500,000	[j]	500,000
New York - .3%
New York State Housing Finance Agency, Housing Revenue (160 Madison Avenue) (LOC; U.S. Bank NA)	1.13	3/1/18	400,000	[j]	400,000
New York State Housing Finance Agency, Housing Revenue (505 West 37th Street) (LOC; Landesbank Hessen-Thuringen Girozentrale)	1.14	3/1/18	1,900,000	[j]	1,900,000
New York State Housing Finance Agency, Housing Revenue (505 West 37th Street) (LOC; Landesbank Hessen-Thuringen Girozentrale)	1.14	3/1/18	1,500,000	[j]	1,500,000
				3,800,000
Pennsylvania - .4%
Lancaster County Hospital Authority, Health Center Revenue (Masonic Homes Project) (LOC; JPMorgan Chase Bank)	1.11	3/1/18	4,300,000	[j]	4,300,000
Wisconsin - .1%
Wisconsin Health and Educational Facilities Authority, Revenue (Aurora Health Care, Inc.)	1.12	3/1/18	1,400,000	[j]	1,400,000
Total Short-Term Municipal Investments (cost $16,500,000)			16,500,000
Total Investments (cost $1,240,152,993)			102.9%	1,276,274,003
Liabilities, Less Cash and Receivables			(2.9%)	(35,751,050)
Net Assets			100.0%	1,240,522,953

LIBOR—London Interbank Offered Rate

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2018, these securities were valued at $194,160,418 or 15.65% of net assets.

c Security issued with a zero coupon. Income is recognized through the accretion of discount.

d Variable rate security—rate shown is the interest rate in effect at period end.

e Collateral for floating rate borrowings.

f Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

g Auction Rate Security—interest rate is reset periodically under an auction process that is conducted by an auction agent. Rate shown is the interest rate in effect at period end.

h Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.

i Non-income producing—security in default.

j The Variable Rate shall be determined by the Remarketing Agent in its sole discretion based on prevailing market conditions and may, but need not, be established by reference to one or more financial indices.

77

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Portfolio Summary (Unaudited) †	Value (%)
Transportation Services	24.6
Education	18.7
Health Care	18.5
Prerefunded	10.6
Special Tax	6.6
Industrial	4.6
Lease	3.4
City	2.8
Utility-Water and Sewer	2.2
Utility-Electric	1.4
County	1.3
Resource Recovery	1.1
Housing	.5
State/Territory	.3
Pollution Control	.2
Other	6.1
102.9

† Based on net assets.

See notes to financial statements.

78

STATEMENTS OF FUTURES

February 28, 2018 (Unaudited)

BNY Mellon National Intermediate Municipal Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized Appreciation ($)
Futures Short
U.S. Treasury 5 Year Notes	138	3/2018	(16,110,110)	(15,763,266)	346,844
Ultra 10 Year U.S. Treasury Notes	520	3/2018	(69,766,897)	(66,828,125)	2,938,772
Gross Unrealized Appreciation				3,285,616

See notes to financial statements.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized Appreciation ($)
Futures Short
U.S. Treasury 5 Year Notes	13	3/2018	(1,517,620)	(1,484,946)	32,674
Ultra 10 Year U.S. Treasury Notes	50	3/2018	(6,708,355)	(6,425,781)	282,574
Gross Unrealized Appreciation				315,248

See notes to financial statements.

BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized Appreciation ($)
Futures Short
U.S. Treasury 5 Year Notes	20	3/2018	(2,334,798)	(2,284,531)	50,267
Ultra 10 Year U.S. Treasury Notes	75	3/2018	(10,062,534)	(9,638,672)	423,862
Gross Unrealized Appreciation				474,129

See notes to financial statements.

BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized Appreciation ($)
Futures Short
U.S. Treasury 5 Year Notes	11	3/2018	(1,284,139)	(1,256,492)	27,647
Ultra 10 Year U.S. Treasury Notes	40	3/2018	(5,366,684)	(5,140,625)	226,059
Gross Unrealized Appreciation				253,706

See notes to financial statements.

BNY Mellon Municipal Opportunities Fund
Description	Number of Contracts	Expiration	Notional Value($)	Value ($)	Unrealized Appreciation ($)
Futures Short
U.S. Treasury 10 Year Notes	213	3/2018	(26,588,047)	(25,699,781)	888,266
U.S. Treasury 5 Year Notes	630	3/2018	(73,546,154)	(71,962,735)	1,583,419
U.S. Treasury Ultra Long Bond	300	3/2018	(50,049,969)	(47,015,625)	3,034,344
Ultra 10 Year U.S. Treasury Notes	933	3/2018	(125,177,913)	(119,905,078)	5,272,835
Gross Unrealized Appreciation				10,778,864

See notes to financial statements.

79

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse Tax-Exempt Receipts
EDR	Economic Development Revenue	EIR	Environmental Improvement Revenue
FGIC	Financial Guaranty Insurance Company	FHA	Federal Housing Administration
FHLB	Federal Home Loan Bank	FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LIFERS	Long Inverse Floating Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option Tax-Exempt Receipts	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SPEARS	Short Puttable Exempt Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

80

STATEMENTS OF ASSETS AND LIABILITIES
February 28, 2018 (Unaudited)

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Assets ($):
Investments in securities—See Statements of Investments†	2,176,856,746	907,957,445	197,533,162	294,493,737
Cash	-	4,675,377	-	-
Cash collateral held by broker—Note 4	701,280	-	67,280	101,200
Interest receivable	24,647,215	7,512,059	2,187,612	2,841,661
Receivable for investment securities sold	17,500,892	-	-	-
Receivable for shares of Beneficial Interest subscribed	2,129,882	1,321,190	35,075	136,500
Prepaid expenses	32,839	31,944	11,759	11,851
	2,221,868,854	921,498,015	199,834,888	297,584,949
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	622,573	279,093	93,093	93,045
Due to Administrator—Note 3(a)	204,397	85,769	18,820	28,049
Cash overdraft due to Custodian	1,784,957	-	213,195	235,390
Payable for investment securities purchased	36,463,249	-	-	-
Payable for shares of Beneficial Interest redeemed	2,525,965	511,512	301,308	102,979
Payable for futures variation margin—Note 4	238,281	-	22,891	34,375
Accrued expenses	119,303	60,847	56,859	56,401
	41,958,725	937,221	706,166	550,239
Net Assets ($)	2,179,910,129	920,560,794	199,128,722	297,034,710
Composition of Net Assets ($):
Paid-in capital	2,153,773,758	930,391,353	198,180,154	296,558,653
Accumulated undistributed investment income—net	93,085	6,377	-	-
Accumulated net realized gain (loss) on investments	7,045,834	(2,805,782)	915,854	624,133
Accumulated net unrealized appreciation (depreciation) on investments	15,711,836	(7,031,154)	(282,534)	(622,205)
Accumulated net unrealized appreciation (depreciation) on futures	3,285,616	-	315,248	474,129
Net Assets ($)	2,179,910,129	920,560,794	199,128,722	297,034,710
† Investments at cost ($)	2,161,144,910	914,988,599	197,815,696	295,115,942
Net Asset Value Per Share
Class M
Net Assets ($)	2,135,267,928	912,879,398	193,702,061	290,103,305
Shares Outstanding	160,878,299	71,886,823	16,269,277	23,403,373
Net Asset Value Per Share ($)	13.27	12.70	11.91	12.40
Investor Shares
Net Assets ($)	44,642,201	7,681,396	5,426,661	6,931,405
Shares Outstanding	3,367,206	605,227	456,368	559,322
Net Asset Value Per Share ($)	13.26	12.69	11.89	12.39

See notes to financial statements.

81

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Assets ($):
Investments in securities—See Statements of Investments†	161,686,644	1,276,274,003
Cash	132,087	-
Cash collateral held by broker—Note 4	54,160	2,664,750
Interest receivable	1,802,090	14,523,307
Receivable for shares of Beneficial Interest subscribed	82,500	-
Receivable for investment securities sold	-	10,218,350
Prepaid expenses	16,960	23,832
	163,774,441	1,303,704,242
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)	61,057	504,711
Due to Administrator—Note 3(a)	15,164	116,888
Cash overdraft due to Custodian	-	1,879,121
Payable for shares of Beneficial Interest redeemed	9,151	316,774
Payable for investment securities purchased	2,370,000	-
Payable for futures variation margin—Note 4	18,359	888,984
Payable for floating rate notes issued—Note 4	-	58,975,000
Interest and expense payable related to floating rate notes issued—Note 4	-	223,248
Accrued expenses	53,811	276,563
	2,527,542	63,181,289
Net Assets ($)	161,246,899	1,240,522,953
Composition of Net Assets ($):
Paid-in capital	159,337,357	1,209,736,203
Accumulated undistributed investment income—net	-	183,245
Accumulated net realized gain (loss) on investments	594,799	(16,296,369)
Accumulated net unrealized appreciation (depreciation) on investments	1,061,037	36,121,010
Accumulated net unrealized appreciation (depreciation) on futures	253,706	10,778,864
Net Assets ($)	161,246,899	1,240,522,953
† Investments at cost ($)	160,625,607	1,240,152,993
Net Asset Value Per Share
Class M
Net Assets ($)	149,479,268	1,216,274,897
Shares Outstanding	13,719,178	93,710,864
Net Asset Value Per Share ($)	10.90	12.98
Investor Shares
Net Assets ($)	11,767,631	24,248,056
Shares Outstanding	1,079,378	1,867,112
Net Asset Value Per Share ($)	10.90	12.99

See notes to financial statements.

82

STATEMENTS OF OPERATIONS
Six Months Ended February 28, 2018 (Unaudited)

	BNY Mellon National Intermediate Municipal Bond Fund	BNY Mellon National Short-Term Municipal Bond Fund	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Investment Income ($):
Interest Income	32,077,521	6,905,337	3,193,463	4,430,262
Expenses:
Investment advisory fee—Note 3(a)	3,736,235	1,573,705	514,189	529,646
Administration fee—Note 3(a)	1,310,951	552,178	126,299	185,848
Trustees’ fees and expenses—Note 3(c)	69,684	29,241	7,442	9,995
Shareholder servicing costs—Note 3(b)	62,018	11,415	7,436	9,996
Professional fees	43,992	26,777	22,962	19,705
Registration fees	25,887	18,852	15,121	17,183
Loan commitment fees—Note 2	25,635	9,774	2,952	3,318
Custodian fees—Note 3(b)	23,257	25,137	7,620	4,727
Prospectus and shareholders’ reports	6,751	3,242	4,396	1,630
Miscellaneous	57,990	29,822	23,234	28,557
Total Expenses	5,362,400	2,280,143	731,651	810,605
Less—reduction in fees due to earnings credits—Note 3(b)	(252)	(50)	(360)	(201)
Net Expenses	5,362,148	2,280,093	731,291	810,404
Investment Income—Net	26,715,373	4,625,244	2,462,172	3,619,858
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,028,155	(388,066)	1,297,963	1,003,491
Net realized gain (loss) on futures	1,498,762	-	151,299	214,092
Net Realized Gain (Loss)	8,526,917	(388,066)	1,449,262	1,217,583
Net unrealized appreciation (depreciation) on investments	(71,548,349)	(8,799,312)	(7,145,345)	(10,310,221)
Net unrealized appreciation (depreciation) on futures	3,584,249	-	345,217	516,817
Net Unrealized Appreciation (Depreciation)	(67,964,100)	(8,799,312)	(6,800,128)	(9,793,404)
Net Realized and Unrealized Gain (Loss) on Investments	(59,437,183)	(9,187,378)	(5,350,866)	(8,575,821)
Net (Decrease) in Net Assets Resulting from Operations	(32,721,810)	(4,562,134)	(2,888,694)	(4,955,963)

See notes to financial statements.

83

STATEMENTS OF OPERATIONS (Unaudited) (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	BNY Mellon Municipal Opportunities Fund
Investment Income ($):
Interest Income	2,368,015	26,139,275
Expenses:
Investment advisory fee—Note 3(a)	406,618	3,168,357
Administration fee—Note 3(a)	99,875	778,233
Professional fees	23,958	33,784
Shareholder servicing costs—Note 3(b)	15,553	52,490
Registration fees	14,643	25,927
Prospectus and shareholders’ reports	6,698	4,807
Trustees’ fees and expenses—Note 3(c)	5,942	44,195
Custodian fees—Note 3(b)	5,696	17,994
Loan commitment fees—Note 2	1,953	14,033
Interest and expense related to floating rate notes issued—Note 4	-	491,450
Miscellaneous	22,201	51,063
Total Expenses	603,137	4,682,333
Less—reduction in expenses due to undertakings—Note 3(a)	(105,932)	-
Less—reduction in fees due to earnings credits—Note 3(b)	(395)	(376)
Net Expenses	496,810	4,681,957
Investment Income—Net	1,871,205	21,457,318
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	843,623	7,609,252
Net realized gain (loss) on futures	114,836	3,082,028
Net Realized Gain (Loss)	958,459	10,691,280
Net unrealized appreciation (depreciation) on investments	(5,648,475)	(38,666,677)
Net unrealized appreciation (depreciation) on futures	276,550	11,491,333
Net Unrealized Appreciation (Depreciation)	(5,371,925)	(27,175,344)
Net Realized and Unrealized Gain (Loss) on Investments	(4,413,466)	(16,484,064)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,542,261)	4,973,254

See notes to financial statements.

84

STATEMENT OF CASH FLOWS
Six Months Ended February 28, 2018 (Unaudited)

BNY Mellon Municipal Opportunities Fund
Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(267,128,772)
Proceeds from sales of portfolio securities	297,830,271
Futures transactions	15,421,217
Net sales of short-term portfolio securities	10,640,000
Interest received	27,842,058
Operating expenses paid	(1,236,206)
Cash paid to The Dreyfus Corporation for investment advisory fee	(3,272,973)
Net Cash provided by Operating Activities		80,095,595
Cash Flows from Financing Activities ($):
Net Beneficial Interest transactions	(65,672,424)
Dividends paid	(14,159,481)
Net Cash Used in Financing Activities		(79,831,905)
Increase in cash due to custodian		263,690
Cash overdraft due to custodian at beginning of period		(2,142,811)
Cash overdraft due to custodian at end of period		(1,879,121)
Reconciliation of Net Increase in Net Assets Resulting from Operations to Net Cash provided by Operating Activities ($):
Net Increase in Net Assets Resulting from Operations		4,973,253
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities ($):
Purchases of portfolio securities		(267,128,772)
Proceeds from sales of portfolio securities		297,830,271
Futures transactions		15,421,217
Net sales of short-term portfolio securities		10,640,000
Increase in interest receivable		(971,234)
Increase in accrued expenses		181,796
Decrease in prepaid expenses and other assets		117,848
Decrease in Due to The Dreyfus Corporation and affiliates		(104,616)
Decrease in Due to Administrator		(22,250)
Increase in interest and expense payable related to floating rate notes issued		4,489
Net realized gain on investments and futures transactions		(10,691,280)
Net unrealized depreciation on investments and futures		27,175,344
Net amortization of premiums on investments		2,669,529
Net Cash Provided by Operating Activities		80,095,595
Supplemental non-cash financing disclosure:
Reinvestment of dividends		7,575,214

See notes to financial statements.

85

STATEMENTS OF CHANGES IN NET ASSETS

	BNY Mellon National Intermediate Municipal Bond Fund		BNY Mellon National Short-Term Municipal Bond Fund
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
Operations ($):
Investment income—net	26,715,373	53,740,560	4,625,244	8,964,818
Net realized gain (loss) on investments	8,526,917	1,791,757	(388,066)	(2,372,606)
Net unrealized appreciation (depreciation) on investments	(67,964,100)	(50,266,297)	(8,799,312)	(1,534,285)
Net Increase (Decrease) in Net Assets Resulting from Operations	(32,721,810)	5,266,020	(4,562,134)	5,057,927
Distributions to Shareholders from ($):
Investment income—net:
Class M	(26,065,632)	(52,338,335)	(4,583,405)	(8,877,598)
Investor Shares	(556,656)	(1,168,985)	(35,462)	(74,272)
Net realized gain on investments:
Class M	(374,312)	(14,139,955)	-	(1,195,000)
Investor Shares	(8,464)	(353,740)	-	(8,660)
Total Distributions	(27,005,064)	(68,001,015)	(4,618,867)	(10,155,530)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	292,347,541	464,961,765	189,228,624	351,029,658
Investor Shares	10,951,431	39,289,745	3,073,220	20,423,368
Distributions reinvested:
Class M	3,929,819	14,329,916	908,374	2,217,207
Investor Shares	423,452	1,160,740	26,472	64,988
Cost of shares redeemed:
Class M	(196,284,693)	(548,178,549)	(157,410,784)	(563,035,625)
Investor Shares	(17,606,225)	(41,884,372)	(8,847,176)	(12,880,518)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	93,761,325	(70,320,755)	26,978,730	(202,180,922)
Total Increase (Decrease) in Net Assets	34,034,451	(133,055,750)	17,797,729	(207,278,525)
Net Assets ($):
Beginning of Period	2,145,875,678	2,278,931,428	902,763,065	1,110,041,590
End of Period	2,179,910,129	2,145,875,678	920,560,794	902,763,065
Undistributed investment income—net	93,085	-	6,377	-
Capital Share Transactions (Shares):
Class Ma
Shares sold	21,689,003	34,444,410	14,853,543	27,512,365
Shares issued for distributions reinvested	292,270	1,071,958	71,337	173,928
Shares redeemed	(14,546,017)	(40,856,606)	(12,357,631)	(44,177,739)
Net Increase (Decrease) in Shares Outstanding	7,435,256	(5,340,238)	2,567,249	(16,491,446)
Investor Shares[a]
Shares sold	811,426	2,904,127	241,131	1,600,474
Shares issued for distributions reinvested	31,519	86,441	2,079	5,092
Shares redeemed	(1,306,790)	(3,110,518)	(693,004)	(1,007,809)
Net Increase (Decrease) in Shares Outstanding	(463,845)	(119,950)	(449,794)	597,757

[a]

During the period ended February 28, 2018, 759,516 Class M shares representing $10,261,737 were exchanged for 760,314 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 221,345 Class M shares representing $2,822,833 were exchanged for 221,493 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund. During the period ended August 31, 2017, 2,722,998 Class M shares representing $36,899,982 were exchanged for 2,726,012 Investor shares for BNY Mellon National Intermediate Municipal Bond Fund and 1,231,437 Class M shares representing $15,723,475 were exchanged for 1,232,157 Investor shares for BNY Mellon National Short-Term Municipal Bond Fund.

See notes to financial statements.

86

	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund		BNY Mellon Massachusetts Intermediate Municipal Bond Fund
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
Operations ($):
Investment income—net	2,462,172	5,638,618	3,619,858	7,406,115
Net realized gain (loss) on investments	1,449,262	643,602	1,217,583	1,053,368
Net unrealized appreciation (depreciation) on investments	(6,800,128)	(6,388,794)	(9,793,404)	(10,348,095)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,888,694)	(106,574)	(4,955,963)	(1,888,612)
Distributions to Shareholders from ($):
Investment income—net:
Class M	(2,398,412)	(5,519,051)	(3,534,974)	(7,200,296)
Investor Shares	(63,760)	(119,567)	(84,884)	(205,819)
Net realized gain on investments:
Class M	(343,953)	(3,691,537)	(88,632)	(2,949,849)
Investor Shares	(11,783)	(86,542)	(2,253)	(92,935)
Total Distributions	(2,817,908)	(9,416,697)	(3,710,743)	(10,448,899)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	9,282,111	24,449,460	33,688,896	71,259,007
Investor Shares	2,091,304	2,708,628	319,995	5,566,606
Distributions reinvested:
Class M	305,545	2,397,494	736,167	2,530,486
Investor Shares	71,092	181,526	69,588	235,740
Cost of shares redeemed:
Class M	(19,802,787)	(63,118,005)	(33,115,930)	(124,543,987)
Investor Shares	(1,611,965)	(3,593,488)	(2,635,177)	(4,590,867)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(9,664,700)	(36,974,385)	(936,461)	(49,543,015)
Total Increase (Decrease) in Net Assets	(15,371,302)	(46,497,656)	(9,603,167)	(61,880,526)
Net Assets ($):
Beginning of Period	214,500,024	260,997,680	306,637,877	368,518,403
End of Period	199,128,722	214,500,024	297,034,710	306,637,877
Capital Share Transactions (Shares):
Class Ma
Shares sold	767,128	2,025,605	2,669,923	5,661,003
Shares issued for distributions reinvested	25,281	200,854	58,599	201,893
Shares redeemed	(1,635,421)	(5,219,093)	(2,630,595)	(9,929,865)
Net Increase (Decrease) in Shares Outstanding	(843,012)	(2,992,634)	97,927	(4,066,969)
Investor Shares[a]
Shares sold	172,237	223,741	25,551	442,792
Shares issued for distributions reinvested	5,901	15,096	5,539	18,765
Shares redeemed	(134,289)	(298,376)	(208,566)	(364,170)
Net Increase (Decrease) in Shares Outstanding	43,849	(59,539)	(177,476)	97,387

[a]

During the period ended February 28, 2018, 171,812 Class M shares representing $2,089,303 were exchanged for 172,073 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 18,556 Class M shares representing $231,331 were exchanged for 18,556 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund. During the period ended August 31, 2017, 219,175 Class M shares representing $2,656,057 were exchanged for 219,383 Investor shares for BNY Mellon Pennsylvania Intermediate Municipal Bond Fund and 424,713 Class M shares representing $5,338,623 were exchanged for 424,751 Investor shares for BNY Mellon Massachusetts Intermediate Municipal Bond Fund.

See notes to financial statements.

87

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	BNY Mellon New York Intermediate Tax-Exempt Bond Fund		BNY Mellon Municipal Opportunities Fund
	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017	Six Months Ended February 28, 2018 (Unaudited)	Year Ended August 31, 2017
Operations ($):
Investment income—net	1,871,205	4,034,042	21,457,318	41,117,090
Net realized gain (loss) on investments	958,459	421,108	10,691,280	16,787,864
Net unrealized appreciation (depreciation) on investments	(5,371,925)	(4,670,637)	(27,175,344)	(35,288,604)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,542,261)	(215,487)	4,973,254	22,616,350
Distributions to Shareholders from ($):
Investment income—net:
Class M	(1,745,054)	(3,745,574)	(20,628,346)	(39,572,767)
Investor Shares	(126,151)	(279,994)	(645,727)	(1,067,663)
Net realized gain on investments:
Class M	(49,606)	(2,556,555)	(450,997)	(223,073)
Investor Shares	(4,061)	(209,342)	(9,625)	(3,169)
Total Distributions	(1,924,872)	(6,791,465)	(21,734,695)	(40,866,672)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class M	16,545,287	22,229,807	7,195,582	365,448,364
Investor Shares	347,785	1,876,931	4,776,783	66,921,405
Distributions reinvested:
Class M	266,471	1,838,885	6,995,806	14,506,224
Investor Shares	113,182	419,414	579,408	942,001
Cost of shares redeemed:
Class M	(16,116,791)	(39,701,418)	(39,166,806)	(188,436,751)
Investor Shares	(1,457,088)	(3,016,640)	(38,458,834)	(35,881,226)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(301,154)	(16,353,021)	(58,078,061)	223,500,017
Total Increase (Decrease) in Net Assets	(4,768,287)	(23,359,973)	(74,839,502)	205,249,695
Net Assets ($):
Beginning of Period	166,015,186	189,375,159	1,315,362,455	1,110,112,760
End of Period	161,246,899	166,015,186	1,240,522,953	1,315,362,455
Undistributed investment income—net	-	-	183,245	-
Capital Share Transactions (Shares):
Class Ma
Shares sold	1,494,211	2,005,486	551,348	28,499,079
Shares issued for distributions reinvested	24,134	167,853	535,870	1,118,271
Shares redeemed	(1,456,196)	(3,584,901)	(2,991,498)	(14,607,840)
Net Increase (Decrease) in Shares Outstanding	62,149	(1,411,562)	(1,904,280)	15,009,510
Investor Shares[a]
Shares sold	31,833	168,471	364,999	5,171,811
Shares issued for distributions reinvested	10,245	38,019	44,340	72,316
Shares redeemed	(131,247)	(270,033)	(2,940,259)	(2,738,110)
Net Increase (Decrease) in Shares Outstanding	(89,169)	(63,543)	(2,530,920)	2,506,017

[a]

During the period ended February 28, 2018, 26,832 Class M shares representing $291,959 were exchanged for 26,808 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 365,225 Class M shares representing $4,776,784 were exchanged for 365,000 Investor shares for BNY Mellon Municipal Opportunities Fund. During the period ended August 31, 2017, 75,328 Class M shares representing $834,807 were exchanged for 75,294 Investor shares for BNY Mellon New York Intermediate Tax-Exempt Bond Fund and 2,139,351 Class M shares representing $27,790,102 were exchanged for 2,138,157 Investor shares for BNY Mellon Municipal Opportunities Fund.

See notes to financial statements.

88

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class of each fund for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in each fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the funds’ financial statements.

	Class M Shares
	Six Months Ended
	February 28, 2018		Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	(Unaudited)		2017	2016		2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	13.64		14.00	13.56		13.77	13.22	13.98
Investment Operations:
Investment income—net [a]	.17		.34	.36		.37	.39	.41
Net realized and unrealized gain (loss) on investments	(.37)		(.27)	.43		(.21)	.55	(.73)
Total from Investment Operations	(.20)		.07	.79		.16	.94	(.32)
Distributions:
Dividends from investment income—net	(.17)		(.34)	(.35)		(.37)	(.39)	(.39)
Dividends from net realized gain on investments	(.00)	[b]	(.09)	(.00)	[b]	-	-	(.05)
Total Distributions	(.17)		(.43)	(.35)		(.37)	(.39)	(.44)
Net asset value, end of period	13.27		13.64	14.00		13.56	13.77	13.22
Total Return (%)	(1.48)	[c]	.60	5.94		1.23	7.18	(2.43)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	[d]	.50	.50		.50	.50	.50
Ratio of net expenses to average net assets	.50	[d]	.50	.50		.50	.50	.50
Ratio of net investment income to average net assets	2.51	[d]	2.52	2.58		2.70	2.90	2.94
Portfolio Turnover Rate	20.96	[c]	32.14	18.61		35.65	24.65	24.05
Net Assets, end of period ($ x 1,000)	2,135,268		2,093,660	2,223,660		1,970,693	1,827,575	1,692,786

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

89

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Six Months Ended
	February 28, 2018		Year Ended August 31,
BNY Mellon National Intermediate Municipal Bond Fund	(Unaudited)		2017	2016		2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	13.63		13.99	13.54		13.75	13.20	13.97
Investment Operations:
Investment income—net [a]	.15		.31	.32		.34	.36	.37
Net realized and unrealized gain (loss) on investments	(.37)		(.27)	.45		(.22)	.54	(.74)
Total from Investment Operations	(.22)		.04	.77		.12	.90	(.37)
Distributions:
Dividends from investment income—net	(.15)		(.31)	(.32)		(.33)	(.35)	(.35)
Dividends from net realized gain on investments	(.00)	[b]	(.09)	(.00)	[b]	-	-	(.05)
Total Distributions	(.15)		(.40)	(.32)		(.33)	(.35)	(.40)
Net asset value, end of period	13.26		13.63	13.99		13.54	13.75	13.20
Total Return (%)	(1.60)	[c]	.35	5.76		.90	6.92	(2.68)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	[d]	.75	.75		.75	.75	.75
Ratio of net expenses to average net assets	.75	[d]	.75	.75		.75	.75	.75
Ratio of net investment income to average net assets	2.26	[d]	2.27	2.33		2.45	2.65	2.68
Portfolio Turnover Rate	20.96	[c]	32.14	18.61		35.65	24.65	24.05
Net Assets, end of period ($ x 1,000)	44,642		52,216	55,272		50,199	42,042	37,095

a  Based on average shares outstanding.

b  Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

90

	Class M Shares
	Six Months Ended
	February 28, 2018		Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	(Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.83		12.87	12.83	12.94	12.86	13.01
Investment Operations:
Investment income—net [a]	.07		.12	.11	.11	.10	.12
Net realized and unrealized gain (loss) on investments	(.13)		(.02)	.05	(.09)	.09	(.15)
Total from Investment Operations	(.06)		.10	.16	.02	.19	(.03)
Distributions:
Dividends from investment income—net	(.07)		(.12)	(.11)	(.11)	(.10)	(.12)
Dividends from net realized gain on investments	-		(.02)	(.01)	(.02)	(.01)	-
Total Distributions	(.07)		(.14)	(.12)	(.13)	(.11)	(.12)
Net asset value, end of period	12.70		12.83	12.87	12.83	12.94	12.86
Total Return (%)	(.50)	[b]	.76	1.21	.17	1.37	(.27)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.50	[c]	.51	.51	.50	.50	.50
Ratio of net expenses to average net assets	.50	[c]	.51	.51	.50	.50	.50
Ratio of net investment income to average net assets	1.03	[c]	.94	.84	.82	.77	.89
Portfolio Turnover Rate	25.20	[b]	35.60	51.47	34.24	39.43	41.94
Net Assets, end of period ($ x 1,000)	912,879		889,237	1,104,162	1,007,532	1,244,187	1,181,988

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

91

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Six Months Ended
	February 28, 2018		Year Ended August 31,
BNY Mellon National Short-Term Municipal Bond Fund	(Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.82		12.86	12.82	12.93	12.85	13.00
Investment Operations:
Investment income—net [a]	.05		.09	.08	.08	.07	.08
Net realized and unrealized gain (loss) on investments	(.13)		(.02)	.05	(.10)	.09	(.15)
Total from Investment Operations	(.08)		.07	.13	(.02)	.16	(.07)
Distributions:
Dividends from investment income—net	(.05)		(.09)	(.08)	(.07)	(.07)	(.08)
Dividends from net realized gain on investments	-		(.02)	(.01)	(.02)	(.01)	-
Total Distributions	(.05)		(.11)	(.09)	(.09)	(.08)	(.08)
Net asset value, end of period	12.69		12.82	12.86	12.82	12.93	12.85
Total Return (%)	(.63)	[b]	.52	.97	(.15)	1.20	(.52)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	[c]	.76	.76	.76	.76	.76
Ratio of net expenses to average net assets	.75	[c]	.76	.76	.76	.76	.76
Ratio of net investment income to average net assets	.78	[c]	.72	.60	.59	.52	.63
Portfolio Turnover Rate	25.20	[b]	35.60	51.47	34.24	39.43	41.94
Net Assets, end of period ($ x 1,000)	7,681		13,526	5,880	12,166	9,696	4,479

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

92

	Class M Shares
	Six Months Ended
	February 28, 2018		Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	(Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.24		12.68	12.31	12.56	12.27	13.15
Investment Operations:
Investment income—net [a]	.14		.30	.32	.33	.36	.36
Net realized and unrealized gain (loss) on investments	(.31)		(.24)	.41	(.25)	.40	(.79)
Total from Investment Operations	(.17)		.06	.73	.08	.76	(.43)
Distributions:
Dividends from investment income—net	(.14)		(.30)	(.32)	(.33)	(.36)	(.36)
Dividends from net realized gain on investments	(.02)		(.20)	(.04)	-	(.11)	(.09)
Total Distributions	(.16)		(.50)	(.36)	(.33)	(.47)	(.45)
Net asset value, end of period	11.91		12.24	12.68	12.31	12.56	12.27
Total Return (%)	(1.36)	[b]	.55	5.96	.74	6.31	(3.47)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.70	[c]	.70	.69	.68	.68	.67
Ratio of net expenses to average net assets	.70	[c]	.70	.69	.68	.68	.67
Ratio of net investment income to average net assets	2.40	[c]	2.44	2.52	2.65	2.89	2.80
Portfolio Turnover Rate	16.36	[b]	20.07	25.94	35.96	25.84	29.10
Net Assets, end of period ($ x 1,000)	193,702		209,457	255,017	276,729	306,673	357,431

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

93

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Six Months Ended
	February 28, 2018		Year Ended August 31,
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	(Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.23		12.67	12.29	12.54	12.25	13.14
Investment Operations:
Investment income—net [a]	.13		.27	.28	.30	.33	.33
Net realized and unrealized gain (loss) on investments	(.32)		(.24)	.42	(.25)	.39	(.80)
Total from Investment Operations	(.19)		.03	.70	.05	.72	(.47)
Distributions:
Dividends from investment income—net	(.13)		(.27)	(.28)	(.30)	(.32)	(.33)
Dividends from net realized gain on investments	(.02)		(.20)	(.04)	-	(.11)	(.09)
Total Distributions	(.15)		(.47)	(.32)	(.30)	(.43)	(.42)
Net asset value, end of period	11.89		12.23	12.67	12.29	12.54	12.25
Total Return (%)	(1.56)	[b]	.30	5.79	.40	6.04	(3.71)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.95	[c]	.95	.94	.93	.93	.92
Ratio of net expenses to average net assets	.95	[c]	.95	.94	.93	.93	.92
Ratio of net investment income to average net assets	2.16	[c]	2.20	2.27	2.41	2.64	2.58
Portfolio Turnover Rate	16.36	[b]	20.07	25.94	35.96	25.84	29.10
Net Assets, end of period ($ x 1,000)	5,427		5,043	5,981	5,558	4,437	4,200

a  Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

94

	Class M Shares
	Six Months Ended
	February 28, 2018		Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	(Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.75		13.16	12.73	12.95	12.62	13.54
Investment Operations:
Investment income—net [a]	.15		.30	.31	.33	.36	.37
Net realized and unrealized gain (loss) on investments	(.35)		(.28)	.43	(.21)	.42	(.77)
Total from Investment Operations	(.20)		.02	.74	.12	.78	(.40)
Distributions:
Dividends from investment income—net	(.15)		(.30)	(.31)	(.34)	(.36)	(.37)
Dividends from net realized gain on investments	(.00)	[b]	(.13)	-	-	(.09)	(.15)
Total Distributions	(.15)		(.43)	(.31)	(.34)	(.45)	(.52)
Net asset value, end of period	12.40		12.75	13.16	12.73	12.95	12.62
Total Return (%)	(1.55)	[c]	.24	5.88	.98	6.21	(3.11)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	[d]	.54	.54	.53	.53	.53
Ratio of net expenses to average net assets	.53	[d]	.54	.54	.53	.53	.53
Ratio of net investment income to average net assets	2.40	[d]	2.35	2.39	2.60	2.85	2.79
Portfolio Turnover Rate	21.05	[c]	31.61	28.71	41.79	32.80	21.16
Net Assets, end of period ($ x 1,000)	290,103		297,243	360,108	310,635	305,513	312,640

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

95

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Six Months Ended
	February 28, 218		Year Ended August 31,
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	(Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	12.75		13.15	12.73	12.94	12.62	13.54
Investment Operations:
Investment income—net [a]	.13		.27	.28	.31	.34	.34
Net realized and unrealized gain (loss) on investments	(.36)		(.27)	.42	(.22)	.40	(.77)
Total from Investment Operations	(.23)		-	.70	.09	.74	(.43)
Distributions:
Dividends from investment income—net	(.13)		(.27)	(.28)	(.30)	(.33)	(.34)
Dividends from net realized gain on investments	(.00)	[b]	(.13)	-	-	(.09)	(.15)
Total Distributions	(.13)		(.40)	(.28)	(.30)	(.42)	(.49)
Net asset value, end of period	12.39		12.75	13.15	12.73	12.94	12.62
Total Return (%)	(1.75)	[c]	.06	5.54	.73	5.95	(3.35)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	[d]	.79	.79	.78	.78	.78
Ratio of net expenses to average net assets	.78	[d]	.79	.79	.78	.78	.78
Ratio of net investment income to average net assets	2.15	[d]	2.12	2.15	2.35	2.60	2.55
Portfolio Turnover Rate	21.05	[c]	31.61	28.71	41.79	32.80	21.16
Net Assets, end of period ($ x 1,000)	6,931		9,395	8,410	8,632	9,910	8,261

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

96

	Class M Shares
	Six Months Ended
	February 28, 2018		Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	(Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.20		11.62	11.24	11.40	11.11	11.92
Investment Operations:
Investment income—net [a]	.13		.26	.29	.30	.31	.30
Net realized and unrealized gain (loss) on investments	(.30)		(.24)	.41	(.16)	.46	(.69)
Total from Investment Operations	(.17)		.02	.70	.14	.77	(.39)
Distributions:
Dividends from investment income—net	(.13)		(.26)	(.29)	(.30)	(.31)	(.30)
Dividends from net realized gain on investments	(.00)	[b]	(.18)	(.03)	-	(.17)	(.12)
Total Distributions	(.13)		(.44)	(.32)	(.30)	(.48)	(.42)
Net asset value, end of period	10.90		11.20	11.62	11.24	11.40	11.11
Total Return (%)	(1.52)	[c]	.31	6.30	1.33	7.04	(3.40)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	[d]	.73	.72	.71	.71	.70
Ratio of net expenses to average net assets	.59	[d]	.59	.59	.59	.59	.59
Ratio of net investment income to average net assets	2.32	[d]	2.38	2.53	2.64	2.79	2.57
Portfolio Turnover Rate	20.79	[c]	37.78	36.53	52.79	36.42	39.32
Net Assets, end of period ($ x 1,000)	149,479		152,923	175,053	169,337	172,407	184,657

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

97

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Six Months Ended
	February 28, 2018		Year Ended August 31,
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	(Unaudited)		2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	11.20		11.62	11.24	11.40	11.12	11.93
Investment Operations:
Investment income—net [a]	.11		.24	.26	.27	.29	.27
Net realized and unrealized gain (loss) on investments	(.30)		(.24)	.41	(.16)	.44	(.69)
Total from Investment Operations	(.19)		-	.67	.11	.73	(.42)
Distributions:
Dividends from investment income—net	(.11)		(.24)	(.26)	(.27)	(.28)	(.27)
Dividends from net realized gain on investments	(.00)	[b]	(.18)	(.03)	-	(.17)	(.12)
Total Distributions	(.11)		(.42)	(.29)	(.27)	(.45)	(.39)
Net asset value, end of period	10.90		11.20	11.62	11.24	11.40	11.12
Total Return (%)	(1.64)	[c]	.07	6.03	.98	6.77	(3.63)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	[d]	.98	.97	.96	.96	.95
Ratio of net expenses to average net assets	.84	[d]	.84	.84	.84	.84	.84
Ratio of net investment income to average net assets	2.07	[d]	2.13	2.28	2.39	2.54	2.32
Portfolio Turnover Rate	20.79	[c]	37.78	36.53	52.79	36.42	39.32
Net Assets, end of period ($ x 1,000)	11,768		13,093	14,322	15,495	16,428	17,930

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

98

	Class M Shares
	Six Months Ended
	February 28, 2018		Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)		2017		2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	13.15		13.46		12.99	13.16	12.38	13.42
Investment Operations:
Investment income—net [a]	.22		.45		.50	.47	.49	.43
Net realized and unrealized gain (loss) on investments	(.17)		(.32)		.45	(.18)	1.04	(.92)
Total from Investment Operations	.05		.13		.95	.29	1.53	(.49)
Distributions:
Dividends from investment income—net	(.22)		(.44)		(.48)	(.46)	(.48)	(.43)
Dividends from net realized gain on investments	(.00)	[b]	(.00)	[b]	-	-	(.27)	(.12)
Total Distributions	(.22)		(.44)		(.48)	(.46)	(.75)	(.55)
Net asset value, end of period	12.98		13.15		13.46	12.99	13.16	12.38
Total Return (%)	.41	[c]	1.11		7.40	2.20	12.88	(3.95)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.73	[d]	.73		.71	.69	.71	.71
Ratio of net expenses to average net assets	.73	[d]	.73		.71	.69	.71	.71
Ratio of interest and expense related to floating rate notes issued to average net assets	.08	[d]	.07		.05	.04	.05	.05
Ratio of net investment income to average net assets	3.40	[d]	3.44		3.79	3.57	3.88	3.22
Portfolio Turnover Rate	19.77	[c]	34.78		31.92	41.90	58.87	93.04
Net Assets, end of period ($ x 1,000)	1,216,275		1,257,498		1,084,650	1,141,309	1,023,660	946,739

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

99

FINANCIAL HIGHLIGHTS (continued)

	Investor Shares
	Six Months Ended
	February 28, 2018		Year Ended August 31,
BNY Mellon Municipal Opportunities Fund	(Unaudited)		2017		2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	13.16		13.46		12.99	13.16	12.38	13.43
Investment Operations:
Investment income—net [a]	.21		.41		.47	.43	.46	.40
Net realized and unrealized gain (loss) on investments	(.18)		(.30)		.44	(.18)	1.05	(.93)
Total from Investment Operations	.03		.11		.91	.25	1.51	(.53)
Distributions:
Dividends from investment income—net	(.20)		(.41)		(.44)	(.42)	(.46)	(.40)
Dividends from net realized gain on investments	(.00)	[b]	(.00)	[b]	-	-	(.27)	(.12)
Total Distributions	(.20)		(.41)		(.44)	(.42)	(.73)	(.52)
Net asset value, end of period	12.99		13.16		13.46	12.99	13.16	12.38
Total Return (%)	.29	[c]	.95		7.13	1.93	12.54	(4.19)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	[d]	.99		.96	.96	.98	.96
Ratio of net expenses to average net assets	.98	[d]	.99		.96	.96	.98	.96
Ratio of interest and expense related to floating rate notes issued to average net assets	.08	[d]	.07		.05	.04	.05	.05
Ratio of net investment income to average net assets	3.11	[d]	3.14		3.55	3.30	3.67	2.98
Portfolio Turnover Rate	19.77	[c]	34.78		31.92	41.90	58.87	93.04
Net Assets, end of period ($ x 1,000)	24,248		57,865		25,463	16,832	5,126	2,947

a  Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Not annualized.

d Annualized.

See notes to financial statements.

100

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Funds Trust (the “Trust”), a Massachusetts business trust that is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company, operates as a series company currently consisting of twenty-five series, including the following non-diversified funds: BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon National Short-Term Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund (each, a “fund” and collectively, the “funds”). The objectives of the funds are as follows: BNY Mellon National Intermediate Municipal Bond Fund and BNY Mellon National Short-Term Municipal Bond Fund seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Pennsylvania Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Pennsylvania state income taxes as is consistent with the preservation of capital. BNY Mellon Massachusetts Intermediate Municipal Bond Fund seeks as high a level of income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital. BNY Mellon New York Intermediate Tax-Exempt Bond Fund seeks as high a level of current income exempt from federal, New York state and New York city income taxes as is consistent with the preservation of capital. BNY Mellon Municipal Opportunities Fund seeks to maximize total return consisting of high current income exempt from federal income tax and capital appreciation..

BNY Mellon Fund Advisers, a division of The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as each fund’s investment adviser (the “Investment Adviser”). The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as administrator for the funds pursuant to an Administration Agreement with the Trust (the “Administration Agreement”). The Bank of New York Mellon has entered into a Sub-Administration Agreement with Dreyfus pursuant to which The Bank of New York Mellon pays Dreyfus for performing certain administrative services. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of each fund’s shares, which are sold without a sales charge.

Each fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class M and Investor. Each class of shares has identical rights and privileges, except with respect to the Shareholder Service Plan and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of each fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

101

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value each fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the funds calculate their net asset value, the funds may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Futures on municipal and U.S. Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

Table 1 summarizes the inputs used as of February 28, 2018 in valuing each fund’s investments:

At February 28, 2018, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

Table 1—Fair Value Measurements
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon National Intermediate Municipal Bond Fund
Municipal Bonds†	-	-	2,176,856,746	-	-	-	2,176,856,746
Other Financial Instruments:
Futures††	3,285,616	-	-	-	-	-	3,285,616

102

Table 1—Fair Value Measurements (continued)
	Investments in Securities
	Level 1—Unadjusted Quoted Prices		Level 2—Other Significant Observable Inputs		Level 3—Significant Unobservable Inputs
	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Assets ($)	Liabilities ($)	Total
BNY Mellon National Short-Term Municipal Bond Fund
Municipal Bonds†	-	-	907,957,445	-	-	-	907,957,445
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund
Municipal Bonds†	-	-	197,533,162	-	-	-	197,533,162
Other Financial Instruments:
Futures††	315,248	-	-	-	-	-	315,248
BNY Mellon Massachusetts Intermediate Municipal Bond Fund
Municipal Bonds†	-	-	294,493,737	-	-	-	294,493,737
Other Financial Instruments:
Futures††	474,129	-	-	-	-	-	474,129
BNY Mellon New York Intermediate Tax-Exempt Bond Fund
Municipal Bonds†	-	-	161,686,644	-	-	-	161,686,644
Other Financial Instruments:
Futures††	253,706	-	-	-	-	-	253,706
BNY Mellon Municipal Opportunities Fund
Corporate Bonds†	-	-	4,708,846	-	-	-	4,708,846
Municipal Bonds†	-	-	1,271,565,157	-	-	-	1,271,565,157
Futures††	10,778,864	-	-	-	-	-	10,778,864
Other Financial Instruments:
Floating Rate Notes†††	-	-	-	(58,975,000)	-	-	(58,975,000)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized depreciation at period end.

††† Certain of the fund’s liabilities are held at carrying amount, which approximates fair value for financial reporting purposes.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund and BNY Mellon New York Intermediate Tax-Exempt Bond Fund each follow an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the funds.

(c) Dividends and distributions to shareholders: It is the policy of each fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of each fund not to distribute such gains. Income and capital gain distributions are determined in

103

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of each fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each fund is treated as a separate entity for the purpose of determining such qualification.

As of and during the period ended February 28, 2018, the funds did not have any liabilities for any uncertain tax positions. Each fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the period ended February 28, 2018, the funds did not incur any interest or penalties.

Each tax year in the three-year period ended August 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, each fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

Table 2 summarizes each relevant fund’s unused capital loss carryover available for federal income tax purposes to be applied against future net realized capital gains, realized subsequent to August 31, 2017.

Table 3 summarizes each fund’s tax character of distributions paid to shareholders during the fiscal year ended August 31, 2017. The tax character of current year distributions will be determined at the end of the current fiscal year.

Table 2—Capital Loss Carryover
	Short-Term Losses($)†	Long-Term Losses($)††	Total($)
BNY Mellon National Short-Term Municipal Bond Fund	2,273,704	98,902	2,372,606
BNY Mellon Municipal Opportunities Fund	24,617,013	5,075,213	29,692,226

† Short-term capital losses which can be carried forward for an unlimited period.

†† Long-term capital losses which can be carried forward for an unlimited period.

Table 3—Tax Character of Distributions Paid
	2017
	Tax-Exempt Income ($)	Ordinary Income ($)	Long-Term Capital Gains ($)
BNY Mellon National Intermediate Municipal Bond Fund	53,509,362	3,193,470	11,298,183
BNY Mellon National Short-Term Municipal Bond Fund	8,960,424	405,623	789,483
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	5,639,243	263,264	3,514,190
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	7,408,903	137,940	2,902,056
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	4,025,568	712,073	2,053,824
BNY Mellon Municipal Opportunities Fund	40,279,302	587,370	-

NOTE 2—Bank Lines of Credit:

The funds participate with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the funds based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended February 28, 2018, the funds did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Fees payable by the funds pursuant to the provisions of an Investment Advisory Agreement with the Investment Adviser are payable monthly, computed on the average daily value of each fund’s net assets at the following annual rates: .35% of BNY Mellon National Intermediate Municipal Bond Fund, .35% of BNY Mellon National Short-Term Municipal Bond Fund, .50% of BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, .35% of BNY Mellon Massachusetts Intermediate Municipal Bond Fund, .50% of BNY Mellon

104

New York Intermediate Tax-Exempt Bond Fund and .50% of BNY Mellon Municipal Opportunities Fund.

For BNY Mellon New York Intermediate Tax-Exempt Bond Fund, the Investment Adviser has contractually agreed from September 1, 2017 through December 31, 2018, to waive receipt of its fees and/or assume the direct expense of the fund so that the direct expense of neither class (excluding Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .59% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $105,932 during the period ended February 28, 2018.

Pursuant to the Administration Agreement, The Bank of New York Mellon provides or arranges for fund accounting, transfer agency and other fund administration services and receives a fee based on the total net assets of the Trust based on the following rates:

0 up to $6 billion    .15%

$6 billion up to $12 billion   .12%

In excess of $12 billion    .10%

(b) Each fund has adopted a Shareholder Services Plan with respect to its Investor shares. Each fund pays the Distributor at an annual rate of .25% of the value of its Investor shares average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding a fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. The Shareholder Services Plan allows the Distributor to make payments from the shareholder services fees it collects from each fund to compensate service agents (certain banks, securities brokers or dealers and other financial institutions) with respect to these services. Table 4 summarizes the amounts Investor shares were charged during the period ended February 28, 2018, pursuant to the Shareholder Services Plan. Additional fees included in Shareholder servicing costs in the Statements of Operations primarily include fees paid for cash management charges.

Table 4—Shareholder Services Plan Fees

BNY Mellon National Intermediate Municipal Bond Fund	$61,710
BNY Mellon National Short-Term Municipal Bond Fund	11,341
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	7,391
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	9,866
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	15,232
BNY Mellon Municipal Opportunities Fund	52,424

The funds have arrangements with the transfer agent and the custodian whereby the funds may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the funds include net earnings credits as expense offsets in the Statements of Operations.

Each fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the funds. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. The Bank of New York Mellon pays each fund’s transfer agent fees out of the administration fee it receives from the Trust. Table 5 summarizes the amount each fund was charged during the period ended February 28, 2018 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations. Cash management fees were offset by earnings credits, also summarized in Table 5.

Table 5—Cash Management Agreement Fees
	Dreyfus Transfer, Inc. Cash Management Fees ($)	Dreyfus Transfer, Inc. Earnings Credits ($)
BNY Mellon National Intermediate Municipal Bond Fund	198	(198)
BNY Mellon National Short-Term Municipal Bond Fund	50	(50)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	29	(29)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	77	(77)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	212	(212)
BNY Mellon Municipal Opportunities Fund	44	(44)

105

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Each fund compensates The Bank of New York Mellon, under a custody agreement for providing custodial services for each fund. These fees are determined based on net assets, geographic region and transaction activity. Table 6 summarizes the amount each fund was charged during the period ended February 28, 2018 pursuant to the custody agreement.

Each fund compensates The Bank of New York Mellon under a shareholder redemptions draft processing agreement for providing certain services related to the funds’ check writing privilege. Table 7 summarizes the amount each fund was charged during the period ended February 28, 2018 for cash management services, which is included in Shareholder servicing costs in the Statements of Operations.

Table 7—The Bank of New York Mellon Cash Management Fees

BNY Mellon National Intermediate Municipal Bond Fund	$94
BNY Mellon National Short-Term Municipal Bond Fund	20
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	14
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	45
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	123
BNY Mellon Municipal Opportunities Fund	19

During the period ended February 28, 2018, each fund was charged $5,495 for services performed by the Chief Compliance Officer and his staff.

Table 8 summarizes the components of “Due to The Dreyfus Corporation and affiliates” in the Statements of Assets and Liabilities for each fund.

(c) Each Board member also serves as a Board member of other funds within the Trust. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

Table 6—Custody Agreement Fees
	Custody Fees ($)	Custody Earnings Credits ($)
BNY Mellon National Intermediate Municipal Bond Fund	23,257	(54)
BNY Mellon National Short-Term Municipal Bond Fund	25,137	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	7,620	(331)
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	4,727	(124)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	5,696	(183)
BNY Mellon Municipal Opportunities Fund	17,994	(332)

Table 8—Due to The Dreyfus Corporation and Affiliates
	Investment Advisory Fees ($)	Shareholder Services Plan Fees ($)	Custodian Fees ($)	Chief Compliance Officer Fees ($)	Less Expense Reimbursement ($)
BNY Mellon National Intermediate Municipal Bond Fund	583,680	8,761	22,806	7,326	-
BNY Mellon National Short-Term Municipal Bond Fund	244,923	1,512	25,332	7,326	-
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	76,777	1,076	7,914	7,326	-
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	80,095	1,355	4,269	7,326	-
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	61,861	2,209	6,387	7,326	(16,726)
BNY Mellon Municipal Opportunities Fund	476,841	4,718	15,826	7,326	-

106

NOTE 4—Securities Transactions:

Table 9 summarizes each fund’s aggregate amount of purchases and sales of investment securities, excluding short-term securities and futures, during the period ended February 28, 2018.

Inverse Floater Securities: BNY Mellon Municipal Opportunities Fund participates in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds are transferred to a trust (the “Inverse Floater Trust”). The Inverse Floater Trust typically issues two variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals (“Trust Certificates”). A residual interest tax-exempt security is also created by the Inverse Floater Trust, which is transferred to the fund, and is paid interest based on the remaining cash flows of the Inverse Floater Trust, after payment of interest on the other securities and various expenses of the Inverse Floater Trust. An Inverse Floater Trust may be collapsed without the consent of the fund due to certain termination events such as bankruptcy, default or other credit event.

The fund accounts for the transfer of bonds to the Inverse Floater Trust as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities in the Statement of Assets and Liabilities.

The fund may invest in inverse floater securities on either a non-recourse or recourse basis. These securities are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to a termination event. When the fund invests in inverse floater securities on a non-recourse basis, the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event to the holders of the Trust Certificates. When this occurs, the Liquidity Provider typically liquidates all or a portion of the municipal securities held in the Inverse Floater Trust. A liquidation shortfall occurs if the Trust Certificates exceed the proceeds of the sale of the bonds in the Inverse Floater Trust (“Liquidation Shortfall”). When a fund invests in inverse floater securities on a recourse basis, the fund typically enters into a reimbursement agreement with the Liquidity Provider where the fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a fund investing in a recourse inverse floater security bears the risk of loss with respect to any Liquidation Shortfall.

The average amount of borrowings outstanding under the inverse floater structure during the period ended February 28, 2018, was approximately $58,975,000 with a related weighted average annualized interest rate of 1.68%.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by each fund during the period ended February 28, 2018 is discussed below.

Table 9—Purchases and Sales
	Purchases ($)	Sales ($)
BNY Mellon National Intermediate Municipal Bond Fund	568,549,502	445,846,163
BNY Mellon National Short-Term Municipal Bond Fund	242,779,276	226,389,921
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	33,485,132	41,462,383
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	62,617,877	64,777,134
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	33,294,569	33,513,058
BNY Mellon Municipal Opportunities Fund	244,534,482	276,627,666

107

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Futures: In the normal course of pursuing their investment objective, BNY Mellon National Intermediate Municipal Bond Fund, BNY Mellon Pennsylvania Intermediate Municipal Bond Fund, BNY Mellon Massachusetts Intermediate Municipal Bond Fund, BNY Mellon New York Intermediate Tax-Exempt Bond Fund and BNY Mellon Municipal Opportunities Fund are exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The funds invest in futures in order to manage their exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statements of Operations. When the contracts are closed, the funds recognize a realized gain or loss which is reflected in the Statements of Operations. There is minimal counterparty credit risk to the funds with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at February 28, 2018 are set forth in the Statements of Futures.

Table 10 summarizes each fund’s average market value of derivatives outstanding during the period ended February 28, 2018.

Table 10—Average Market Value of Derivatives
Average Market Value ($)
BNY Mellon National Intermediate Municipal Bond Fund Interest rate futures	92,295,179
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund Interest rate futures	9,039,644
BNY Mellon Massachusetts Intermediate Municipal Bond Fund Interest rate futures	13,288,821
BNY Mellon New York Intermediate Tax-Exempt Bond Fund Interest rate futures	7,137,338
BNY Mellon Municipal Opportunities Fund Interest rate futures	272,995,004

Table 11 summarizes gross appreciation, gross depreciation and accumulated net unrealized appreciation (depreciation) on investments inclusive of derivative contracts for each fund at February 28, 2018.

At February 28, 2018, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments).

Table 11—Accumulated Net Unrealized Appreciation (Depreciation)
	Gross Appreciation ($)	Gross Depreciation ($)	Net ($)
BNY Mellon National Intermediate Municipal Bond Fund	44,600,523	25,603,071	18,997,452
BNY Mellon National Short-Term Municipal Bond Fund	509,984	7,541,138	(7,031,154)
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	4,832,044	4,799,330	32,714
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	5,665,099	5,813,175	(148,076)
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	2,868,607	1,553,864	1,314,743
BNY Mellon Municipal Opportunities Fund	81,253,655	34,353,781	46,899,874

108

NOTES

109

NOTES

110

NOTES

111

For More Information

The BNY Mellon Funds

c/o The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Investment Adviser

BNY Mellon Fund Advisers, a division of
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Administrator

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Sub-Administrator

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:
BNY Mellon National Intermediate Municipal Bond Fund	Class M: MPNIX	Investor: MINMX
BNY Mellon National Short-Term Municipal Bond Fund	Class M: MPSTX	Investor: MINSX
BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	Class M: MPPIX	Investor: MIPAX
BNY Mellon Massachusetts Intermediate Municipal Bond Fund	Class M: MMBMX	Investor: MMBIX
BNY Mellon New York Intermediate Tax-Exempt Bond Fund	Class M: MNYMX	Investor: MNYIX
BNY Mellon Municipal Opportunities Fund	Class M: MOTMX	Investor: MOTIX

Telephone Wealth Management (WM) Clients, please contact your Account Officer or call 1-866-804-5023. Brokerage Clients of BNY Mellon Wealth Advisors (BNYMWA), please contact your financial representative or call 1-800-830-0549, Option 2 for BNY Mellon Wealth Management Direct or 1-800-843-5466 for former brokerage clients of BNY Mellon Wealth Advisors whose accounts are now held by Dreyfus Brokerage Services. Individual Account holders, please call Dreyfus at 1-800-DREYFUS.

Mail WM clients, write to your Account Officer, c/o The Bank of New York Mellon, One Mellon Bank Center, Pittsburgh, PA 15258

BNYMWA Brokerage Clients, write to your financial representative, P.O. Box 9012, Hicksville, NY 11802-9012

Individual Account Holders, write to: BNY Mellon Funds, P.O. Box 9879, Providence, RI 02940-8079

Each fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation	MFTSA0218-MB

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Funds Trust

By:       /s/ Patrick T. Crowe

            Patrick T. Crowe

            President

Date:    April 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Patrick T. Crowe

            Patrick T. Crowe

            President

Date:    April 27, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    April 27, 2018

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)